Exhibit 10.1 SECOND AMENDMENT TO CREDIT AGREEMENT This Second Amendment to Credit Agreement (this “Amendment”) dated as of November 5, 2024 by and among PAGAYA TECHNOLOGIES LTD, a company organized under the laws of Israel (the “Pagaya Israel”), PAGAYA US HOLDING COMPANY LLC, a Delaware limited liability company (“Pagaya US” and together with Pagaya Israel, individually and collectively, jointly and severally, as the context may require, the “Borrower”), the other Loan Parties party hereto, the Second Amendment Term Lenders (as defined below), the Lenders party hereto constituting the Required Lenders, and ACQUIOM AGENCY SERVICES LLC, as administrative agent for the Lenders and collateral agent for the Secured Parties (in such capacities, the “Administrative Agent”). W I T N E S S E T H: WHEREAS, the Borrower, the Second Amendment Term Lenders, the Lenders party hereto constituting the Required Lenders and the Administrative Agent, among others, are party to that certain Credit Agreement dated as of February 2, 2024 (as amended, restated, amended and restated, modified, or otherwise supplemented on or prior to the date hereof, the “Credit Agreement”, and as further amended by this Amendment, the “Amended Credit Agreement”); WHEREAS, subject to the terms and conditions of the Credit Agreement, Pagaya US may obtain Incremental Term Loans by entering into one or more Incremental Amendments; WHEREAS, Pagaya US desires to establish commitments to incur Incremental Term Loans in an aggregate principal amount of $72,000,000 (denominated in Dollars) (the “Second Amendment Term Commitment” and the Loans funded thereunder, the “Second Amendment Term Loans”); WHEREAS, each Person party hereto listed as a “Second Amendment Term Lender” as set forth on Schedule A hereto (collectively, the “Second Amendment Term Lenders”) has agreed to make Second Amendment Term Loans to Pagaya US on the Second Amendment Effective Date (as defined below) in the principal amount set forth opposite its name on Schedule A hereto; WHEREAS, the Borrower desires to amend the Credit Agreement on the date hereof to establish the Second Amendment Term Commitment and to make certain other amendments to the Credit Agreement; and WHEREAS, the Borrower, the other Loan Parties party hereto, the Second Amendment Term Lenders, the Lenders party hereto constituting the Required Lenders and the Administrative Agent are entering into this Amendment in order to (1) evidence such

2 Second Amendment Term Commitment (and Second Amendment Term Loans), which are being established (and incurred) pursuant to Section 2.23 of the Credit Agreement and (2) make certain other amendments on the terms and subject to the conditions set forth herein. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows: 1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement. 2. Incremental Term Loan Commitment. (a) Subject to the satisfaction (or waiver by the Second Amendment Term Lenders and the Administrative Agent) of the conditions in Section 4 hereof and on the terms set forth herein and in the Amended Credit Agreement, each Second Amendment Term Lender agrees to make Second Amendment Term Loans denominated in Dollars to Pagaya US in an amount equal to such Second Amendment Term Lender’s Second Amendment Term Commitment set forth on Schedule A hereto, which Second Amendment Term Loans shall be incurred pursuant to a single drawing on the Second Amendment Effective Date. (b) From and after the Second Amendment Effective Date, each party hereto agrees that, for all purposes of the Amended Credit Agreement and the other Loan Documents, each Second Amendment Term Lender shall be deemed to be and shall become a “Term Loan Lender” and a “Lender” if not already a Term Loan Lender and a Lender under the Credit Agreement, and each Second Amendment Term Lender shall be a party to the Amended Credit Agreement and shall have the rights, remedies and obligations of a Term Loan Lender and a Lender under the Amended Credit Agreement if not already a Term Loan Lender and a Lender thereunder. (c) From and after the Second Amendment Effective Date, (i) the Second Amendment Term Commitments made available on the Second Amendment Effective Date shall constitute “Term Loan Commitments” and “Commitments” for all purposes of the Amended Credit Agreement and the other Loan Documents, (ii) the Second Amendment Term Loans made on the Second Amendment Effective Date (A) shall constitute “Term Loans”, “Incremental Term Loans” and “Loans” for all purposes of the Amended Credit Agreement and the other Loan Documents and (B) shall constitute one class of “Term Loans” and “Loans” for all purposes of the Amended Credit Agreement and the other Loan Documents, and (iii) any

3 Second Amendment Term Commitments and any Second Amendment Term Loans made on account thereof by any Second Amendment Term Lender on the Second Amendment Effective Date shall be deemed to be a separate class or tranche from the Term Loans funded on the Closing Date. 3. Amendments to Credit Agreement. Effective as of the Second Amendment Effective Date, the Credit Agreement is hereby amended to delete or move the stricken text (indicated textually in the same manner as the following examples: stricken text or moved text), as applicable and to add or move the double underlined text (indicated textually in the same manner as the following examples: added text or moved text) as set forth in the in the pages of the Credit Agreement (and certain schedules attached thereto) attached as Annex A hereto. 4. Conditions Precedent to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled prior to or concurrently herewith, each in form and substance satisfactory to, and otherwise to the satisfaction of, the Administrative Agent and the Second Amendment Term Lenders (such date, the “Second Amendment Effective Date”): (a) The Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrower, the other Loan Parties party hereto, the Second Amendment Term Lenders and the Lenders party hereto constituting the Required Lenders. (b) The Administrative Agent and the Second Amendment Term Lenders shall have received a certificate of each Loan Party, dated the Second Amendment Effective Date and executed by the Secretary, Managing Member or equivalent officer of such Loan Party, in form and substance reasonably acceptable to the Second Amendment Term Lenders, with following insertions and attachments: (A) the Operating Documents of such Loan Party certified, in the case of formation documents, as of a recent date by the secretary of state or similar official of the relevant jurisdiction of organization of such Loan Party, (B) the relevant board resolutions or written consents of such Loan Party adopted by the applicable governing body of such Loan Party for the purposes of authorizing such Loan Party to enter into and perform the Loan Documents to which such Loan Party is party, (C) the names, titles, incumbency and signature specimens of those representatives of such Loan Party who have been authorized by such resolutions and/or written consents to execute Loan Documents on behalf of such Loan Party, and (D) a good standing (or equivalent) certificate for each Loan Party from its respective jurisdiction of organization (to the extent such concept is relevant in such jurisdiction).

4 (c) The Administrative Agent and the Second Amendment Term Lenders shall have received a certificate signed by a Responsible Officer of the Borrower, dated as of the Second Amendment Effective Date, in form and substance reasonably satisfactory to the Second Amendment Term Lenders, certifying that the conditions specified in Sections 4(g), 4(h), 4(i) 4(j), 4(k) and 4(n) have been satisfied. (d) The Second Amendment Term Lenders and the Administrative Agent shall have received a Notice of Borrowing in accordance with the Amended Credit Agreement with respect to the Second Amendment Term Loans. (e) The Administrative Agent shall have received, in each case addressed to the Administrative Agent and the Second Amendment Term Lenders, (i) a customary opinion of Davis Polk & Wardwell LLP, as counsel for the Loan Parties, (ii) a customary opinion of Morris, Nichols, Arsht & Tunnell LLP, as Delaware counsel for the Loan Parties and (iii) a customary opinion of Goldfarb Gross Seligman & Co., as Israeli counsel for the Loan Parties. (f) The Administrative Agent and the Second Amendment Term Lenders shall have received a solvency certificate in substantially the same form as the Solvency Certificate dated as of the Second Amendment Effective Date from the chief financial officer, treasurer, vice president of finance or officer with similar duties of the Borrower. (g) The Consolidated First Lien Leverage Ratio calculated on a Pro Forma Basis for the Test Period most recently ended shall be equal to or less than 2.25:1.00 with all proceeds from the Second Amendment Term Loan not being netted from Consolidated Funded Indebtedness in calculating the numerator of such Consolidated First Lien Leverage Ratio, but giving full pro forma effect to the use of proceeds of the entire amount of such Second Amendment Term Loan and the related transactions. (h) Prior to or substantially concurrently with the Second Amendment Effective Date, the Borrower shall have entered into definitive documentation for the issuance of Permitted Convertible Indebtedness, which documentation shall be in full force and effect as of the Second Amendment Effective Date, and the Borrower shall have received the proceeds from the issuance of such Permitted Convertible Indebtedness. (i) Prior to the Second Amendment Effective Date, the proceeds of the Permitted Convertible Indebtedness shall be used to repay outstanding Indebtedness under certain Permitted Risk Retention Facilities and Permitted Secured Financings in an aggregate principal amount not less

5 than $90,000,000. (j) Immediately prior to and immediately after giving effect to this Amendment and the making of the Second Amendment Term Loans, no Event of Default shall have occurred and be continuing. (k) Immediately prior to and immediately after giving effect to this Amendment, the representations and warranties herein and in the Credit Agreement (as amended hereby) and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that (i) such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date, or (ii) such representations and warranties are qualified by materiality in the text thereof, in which case they shall be true and correct in all respects). (l) The Second Amendment Term Lenders and the Administrative Agent shall have received all amounts required to be paid pursuant to (i) the Second Amendment Fee Letter (the “Jefferies Fee Letter”), dated September 25, 2024 among the Borrower and Jefferies Finance LLC, (ii) that certain fee letter, dated on or about the date hereof, among the Borrower and the Second Amendment Term Lenders and (iii) Section 6 to the extent an invoice is provided to the Borrower at least one (1) Business Day prior to the Second Amendment Effective Date. (m) The Second Amendment Term Lenders shall have received at least three Business Days prior to the Second Amendment Effective Date all documentation and other information as is requested in writing by the Second Amendment Term Lenders of the Borrower at least ten Business Days prior to the Second Amendment Effective Date regarding the Borrower and its Subsidiaries required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act and the Beneficial Ownership Regulation (including a “Beneficial Ownership Certification” to the extent that the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation). (n) Immediately prior to and immediately after giving effect to this Amendment, there has been no development or event that has had or would reasonably be expected to have a Material Adverse Effect. 5. Representations and Warranties. Each Loan Party party hereto hereby

6 represents and warrants to the Administrative Agent and the Lenders party hereto as follows: (a) It has all requisite power and authority, and the legal right, to make, deliver and perform this Amendment and to carry out the transactions contemplated hereby. (b) (i) The execution, delivery, and performance of this Amendment have been duly authorized by all necessary organizational action, and (ii) the execution, delivery, and performance of this Amendment and the use of the proceeds of the Second Amendment Term Loans, do not and will not (A) violate the Operating Documents of it or any other Loan Party, (B) violate any material Requirement of Law binding on it or its Subsidiaries, (C) violate any material Contractual Obligation of it or its Subsidiaries, (D) result in or require the creation or imposition of any Lien upon any properties or revenues of any Group Member pursuant to any Requirement of Law or any material Contractual Obligation, other than Liens created by the Security Documents and Liens permitted by Section 7.3 of the Credit Agreement, or (E) require any approval of any Group Member’s interest holders or any approval or consent of any Person under any material Contractual Obligation of any Group Member, other than consents or approvals that have been obtained or made and that are still in force and effect. (c) No Governmental Approval or consent or authorization of, and no notice to or filing with, any Person is required in connection with the due execution, delivery and performance by it of this Amendment and the incurrence of the Second Amendment Term Loans, other than authorizations or approvals that have been obtained or made and that are still in force and effect. (d) This Amendment is the legally valid and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally. (e) Immediately prior to and immediately after giving effect to this Amendment and the making of the Second Amendment Term Loans, no Default or Event of Default exists or would result therefrom. (f) Immediately prior to and immediately after giving effect to this Amendment, the representations and warranties herein and in the Credit

7 Agreement and the other Loan Documents (as amended hereby) shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that (i) such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date, or (ii) such representations and warranties are qualified by materiality in the text thereof, in which case they shall be true and correct in all respects. 6. Payment of Costs and Fees. The Borrower shall pay to the Administrative Agent and the Second Amendment Term Lenders their reasonable out-of-pocket fees and expenses to the extent required pursuant to Section 10.5 of the Credit Agreement. All fees payable hereunder and under the Credit Agreement will be paid in immediately available funds and shall not be subject to reduction by way of setoff or counterclaim. 7. Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE, CAUSE OF ACTION, OR PROCEEDING (WHETHER BASED IN CONTRACT, TORT, OR OTHERWISE) BASED UPON, ARISING OUT OF, CONNECTED WITH, OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY, AND THEREBY, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE CONFLICT OF LAW RULES) OF THE STATE OF NEW YORK. THIS SECTION 7 SHALL SURVIVE THE DISCHARGE OF OBLIGATIONS. The provisions of Section 10.13 of the Credit Agreement are hereby incorporated mutatis mutandis. 8. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by facsimile or other electronic mail transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

8 9. Effect on Loan Documents. (a) The Credit Agreement and each of the other Loan Documents, as amended hereby, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document. The consents, modifications and other agreements herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse any non-compliance with the Loan Documents, and shall not operate as a consent or waiver to any matter under the Loan Documents. Except for the amendments to the Loan Documents expressly set forth herein, the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect. (b) Upon and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby. (c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby. (d) This Amendment is a Loan Document. (e) Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. 10. Entire Agreement. This Amendment, and terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and

9 agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written. 11. Reaffirmation. Each Loan Party party hereto hereby reaffirms its obligations, contingent or otherwise, under each Loan Document to which it is a party (after giving effect hereto) and ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents, in each case, as amended, supplemented or otherwise modified by this Amendment, to which it is a party represent the valid, enforceable and collectible obligations of such Loan Party. Each Loan Party party hereto hereby further ratifies and reaffirms (i) the validity and enforceability of the appointment of Administrative Agent as its proxy and attorney-in-fact under each applicable Loan Document and, as of the date hereof, will not in any way impair any previous appointment, reappoints Administrative Agent as its proxy and attorney-in-fact in accordance with the terms of such applicable Loan Documents, which appointment (a) is IRREVOCABLE (which shall survive the bankruptcy, dissolution or winding up of such Loan Party), (b) shall remain valid and in full force and effect until the repayment in full of the Obligations, (c) is coupled with an interest, and (d) is granted for the purpose of carrying out the provisions of the Loan Documents, as applicable, and (ii) the validity and enforceability of all of the Liens heretofore granted, pursuant to and in connection with the Guarantee and Collateral Agreement or any other Loan Document to the Administrative Agent on behalf and for the benefit of the Lenders, the Swingline Lender and the Issuing Lender, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens, and all collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations (including the Second Amendment Term Loans) from and after the date hereof. The parties intend that nothing contained herein shall constitute a novation of the Obligations under the Loan Documents. In addition to all of Pagaya US’s other obligations under the Loan Documents, and for the avoidance of doubt, from and after the Second Amendment Effective Date, Pagaya US and Pagaya Israel acknowledge and agree that Pagaya US, in its capacity as a Borrower is jointly and severally, individually and collectively (together with Pagaya Israel), liable and responsible for the repayment in full of any Loans and any other Obligations outstanding immediately prior to and after the Second Amendment Effective Date. 12. Relationship of Parties. Nothing in this Amendment shall be construed to alter the existing debtor-creditor relationship among the Loan Parties, the Administrative Agent and the Lenders, nor is this Amendment intended to change or affect in any way the relationship among the Administrative Agent and the Lenders, on one hand, and the Loan Parties, on the other hand, to one other than a debtor-creditor relationship. This Amendment is not intended, nor shall it be construed, to create a partnership or joint venture relationship between or among any of the parties hereto. No Person other than a party hereto is intended to be a beneficiary hereof and no Person other than a party hereto shall be authorized to rely upon or enforce the contents of this Amendment.

10 13. Survival of Representations, Warranties and Covenants. All representations, warranties, covenants and releases of each Loan Party made in this Amendment or any other document furnished in connection with this Amendment will survive the execution and delivery of this Amendment, and no investigation by Administrative Agent or any Lender, or any closing, will affect the representations and warranties or the right of Administrative Agent and Lenders to rely upon them. 14. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. 15. Direction to Administrative Agent. By its execution hereof, each of the undersigned Lenders hereby (i) authorizes and directs the Administrative Agent to execute and deliver this Amendment and (ii) acknowledges and agrees that (x) the direction in this Section 15 constitutes a direction from the undersigned Lenders under the provisions of Section 9 of the Credit Agreement and (y) Section 9 of the Credit Agreement (including Sections 9.3 and 9.7 thereof) shall apply to any and all actions taken by the Administrative Agent in accordance with such direction. 16. Additional Second Amendment Term Lender Joinder. (a) Each party hereto acknowledges and agrees that, on or before December 31, 2024, upon the execution of a joinder agreement, in form and substance reasonably acceptable to the Borrower, the Administrative Agent and the Required Lenders (each, an “Additional Lender Joinder Agreement”), and subject to the satisfaction (or waiver by the Additional Second Amendment Term Lenders (as defined below) and the Administrative Agent (acting at the direction of the Required Lenders)) of the conditions in Section 4 hereof and in Section 2.23 of the Amended Credit Agreement and on the terms set forth herein (it being understood and agreed that the Borrower shall deliver to the Administrative Agent for distribution to the Lenders a certificate in form and substance reasonably satisfactory to the Administrative Agent (acting at the direction of the Required Lenders) certifying to the satisfaction of such non- documentary conditions contained in Section 4 hereof and Section 2.23 of the Amended Credit Agreement) and in the Amended Credit Agreement additional lenders (each such lender, an “Additional Second Amendment Term Lender”) may agree to make additional Incremental Term Loans denominated in Dollars to Pagaya US in an amount equal to such Additional Second Amendment Term Lender’s commitments as set forth in the applicable Additional Lender Joinder Agreement (such commitments, “Additional Second Amendment Term Commitments”, and the Loans funded thereunder, “Additional Second

11 Amendment Term Loans”), in an aggregate principal amount not to exceed the lesser of $28,000,000 and an amount not exceeding the Maximum Incremental Facilities Amount. (b) From and after the effectiveness of each such Additional Lender Joinder Agreement (each such date, a “Additional Lender Joinder Effective Date”), each party hereto agrees that, for all purposes of the Amended Credit Agreement and the other Loan Documents, each Additional Second Amendment Term Lender shall be deemed to be and shall become a “Second Amendment Term Lender”, “Term Loan Lender” and a “Lender”, and each Additional Second Amendment Term Lender shall be a party to the Amended Credit Agreement and shall have the rights, remedies and obligations of a Second Amendment Term Lender, Term Loan Lender and a Lender under the Amended Credit Agreement. (c) From and after each Additional Lender Joinder Effective Date, (i) the applicable Additional Second Amendment Term Commitments made available on each such Additional Lender Joinder Effective Date shall constitute “Second Amendment Term Commitments”, “Term Loan Commitments” and “Commitments” for all purposes of the Amended Credit Agreement, (ii) the Additional Second Amendment Term Loans made on each such Additional Lender Joinder Effective Date (A) shall constitute “Second Amendment Term Loans”, “Term Loans”, “Incremental Term Loans” and “Loans” for all purposes of the Amended Credit Agreement and the Loan Documents, (B) shall have terms and provisions identical to those applicable to the Second Amendment Term Loans funded on the Second Amendment Effective Date, (C) shall constitute the same class and tranche as the Second Amendment Term Loans funded on the Second Amendment Effective Date and are intended to be fungible for tax or trading purposes with the Second Amendment Term Loans funded on the Second Amendment Effective Date and (D) notwithstanding anything to the contrary set forth in Section 2.12 of the Amended Credit Agreement, shall be added to (and constitute a part of and be of the same Type as and have, if applicable, the same Interest Period as) each borrowing of outstanding Second Amendment Term Loans on a pro rata basis (based on the relative sizes of such borrowings) such that the Additional Second Amendment Term Lenders providing such Additional Second Amendment Term Loans will participate proportionately in each then- outstanding borrowing of Second Amendment Term Loans and (iii) for all purposes of the Amended Credit Agreement and the other Loan Documents, (A) the Second Amendment Effective Date shall be deemed to include each Additional Lender Joinder Effective Date and (B) each Additional Second Amendment Term Loan funded on any Additional Lender Joinder Effective Date shall be deemed to be Second Amendment Term Loans funded on the

12 Second Amendment Effective Date. 17. Termination of Commitment. The Borrowers hereby notify Jefferies Finance LLC (the “Lead Arranger”) pursuant to Section 14 of the Commitment Letter, dated September 25, 2024, by and between the Lead Arranger and Pagaya Israel (the “Commitment Letter”) that the Lead Arranger’s commitments in its capacity as Incremental Lender (as defined in the Commitment Letter) with respect to the Incremental Term Facility (as defined in the Commitment Letter) under the Commitment Letter shall be terminated in full upon the occurrence of the Second Amendment Effective Date (and the Lead Arranger shall have no further obligation in respect thereof (other than obligations under the Commitment Letter that expressly survive termination of the commitments under the Commitment Letter in accordance with their terms)). On and after the Second Amendment Effective Date, after giving effect to the funding of the Lead Arranger’s portion of the Second Amendment Term Commitment on such date as, and to the extent, provided in this Amendment and the payment of the Underwriting/Arrangement Fee (as defined in the Jefferies Fee Letter) on the aggregate amount of all Second Amendment Term Loans funded on the Second Amendment Effective Date (as well as the payment of the Upfront Fee (whether pursuant to the Jefferies Fee Letter or the fee letter referred to in Section 4(l)(ii) hereof)), the Borrower and Pagaya Israel shall have no further obligations to the Lead Arranger under the Commitment Letter or the Jefferies Fee Letter other than obligations under the Commitment Letter (but not the Jefferies Fee Letter) that expressly survive termination of the commitments under the Commitment Letter in accordance with their terms. 18. Consent to Assignments. In accordance with Section 10.6(b)(iii) of the Amended Credit Agreement, the Administrative Borrower and the Administrative Agent hereby consent to any and all assignments of the Second Amendment Term Loans under the Amended Credit Agreement by the Lead Arranger in its capacity as a Second Amendment Term Lender in connection with the fronting of the Second Amendment Term Loans to the entities identified to the Administrative Agent and Borrowers, or in each case, to their Affiliates, or any Approved Fund of any such entity (each, an “Approved Assignee”, and, each such assignment, an “Approved Assignment”), but in any event such consent shall only be effective for a period not to exceed sixty (60) days from the date hereof (or, if later, from sixty (60) days after the funding thereof) (and any assignment made after such sixty day period shall not constitute an Approved Assignment). Furthermore, the Administrative Borrower and Administrative Agent hereby agree that any minimum transfer requirements, any notice requirements and any processing and recordation fees under the Amended Credit Agreement applicable to any assignment of Second Amendment Term Loans by the Lead Arranger to any Approved Assignee to effectuate an Approved Assignment pursuant to the terms hereof are hereby waived. [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written. BORROWERS: PAGAYA TECHNOLOGIES LTD. By: /s/ Evangelos Perros Name: Evangelos Perros Title: Chief Financial Officer By: /s/ Eric Watson Name: Eric Watson Title: Chief Legal Officer PAGAYA US HOLDING COMPANY LLC By: /s/ Evangelos Perros Name: Evangelos Perros Title: Chief Financial Officer By: /s/ Eric Watson Name: Eric Watson Title: Chief Legal Officer GUARANTORS: PAGAYA INVESTMENTS US LLC By: /s/ Eric Watson Name: Eric Watson Title: Chief Legal Officer

14 PAGAYA STRUCTURED PRODUCTS LLC By: /s/ Eric Watson Name: Eric Watson Title: Chief Legal Officer PREF 2019 LLC By: /s/ Eric Watson Name: Eric Watson Title: Chief Legal Officer PAGAYA SECURITIES HOLDINGS LLC By: /s/ Eric Watson Name: Eric Watson Title: Chief Legal Officer PAGAYA TECHNOLOGIES US LLC By: /s/ Eric Watson Name: Eric Watson Title: Chief Legal Officer PAGAYA INVESTMENT ISRAEL LTD. By: /s/ Eric Watson Name: Eric Watson Title: Chief Legal Officer

15 DARWIN HOMES, INC. By: /s/ Eric Watson Name: Eric Watson Title: Chief Legal Officer

16 DARWIN HOME SERVICES, LLC By: /s/ Eric Watson Name: Eric Watson Title: Chief Legal Officer DARWIN HOMES TEXAS, LLC By: /s/ Eric Watson Name: Eric Watson Title: Chief Legal Officer DARWIN HOMES, LLC By: /s/ Eric Watson Name: Eric Watson Title: Chief Legal Officer THEOREM PARTNERS LLC By: /s/ Eric Watson Name: Eric Watson Title: Chief Legal Officer THEOREM TECHNOLOGY, INC. By: /s/ Eric Watson Name: Eric Watson Title: Chief Legal Officer

LENDERS: JEFFERIES FINANCE LLC, as a Second Amendment Term Lender By: /s/ John Koehler Name: John Koehler Title: Managing Director VALLEY NATIONAL BANK, as a Second Amendment Term Lender and as a Lender By: /s/ Michal Franklin Name: Michal Franklin Title: FVP

18 ADMINISTRATIVE AGENT: ACQUIOM AGENCY SERVICES LLC By: /s/ Vincent Bonano Name: Vincent Bonano Title: Director

ANNEX A Amended Credit Agreement (See attached)

Exhibit A to Second Amendment to Credit Agreement Execution Version CREDIT AGREEMENT dated as of February 2, 2024, among PAGAYA TECHNOLOGIES LTD., and PAGAYA US HOLDING COMPANY LLC, individually and collectively as the context may require, as the Borrower, THE SEVERAL LENDERS FROM TIME TO TIME PARTY HERETO, and ACQUIOM AGENCY SERVICES LLC, as Administrative Agent

i #99050050v16 Table of Contents SECTION 1 DEFINITIONS 1.1 Defined Terms .................................................................................................................................. 1 1.2 Other Definitional and Interpretive Provisions. ............................................................................. 56 1.3 Rounding ........................................................................................................................................ 58 1.4 Rates ............................................................................................................................................... 58 1.5 Exchange Rates. ............................................................................................................................. 58 1.6 Limited Condition Acquisitions ..................................................................................................... 59 1.7 Pro Forma Treatment ...................................................................................................................... 59 SECTION 2 AMOUNT AND TERMS OF COMMITMENTS 2.1 Term Loans and Revolving Loans. ................................................................................................ 60 2.2 Procedure for Borrowings. ............................................................................................................. 62 2.3 Swingline Commitment .................................................................................................................. 63 2.4 Procedure for Swingline Borrowing; Refunding of Swingline Loans. .......................................... 63 2.5 Overadvances ................................................................................................................................. 65 2.6 Fees. ................................................................................................................................................ 65 2.7 Termination or Reduction of Revolving Commitments ................................................................. 66 2.8 Optional Loan Prepayments ........................................................................................................... 66 2.9 Mandatory Prepayments. ................................................................................................................ 67 2.10 Conversion and Continuation Options. .......................................................................................... 70 2.11 Limitations on SOFR Tranches ...................................................................................................... 71 2.12 Interest Rates and Payment Dates. ................................................................................................. 71 2.13 Computation of Interest and Fees; Conforming Changes. ............................................................. 72 2.14 Inability to Determine Interest Rate. .............................................................................................. 72 2.15 Pro Rata Treatment and Payments. ................................................................................................ 75 2.16 Illegality; Requirements of Law. .................................................................................................... 77 2.17 Taxes. .............................................................................................................................................. 80 2.18 Indemnity ........................................................................................................................................ 83 2.19 Change of Lending Office .............................................................................................................. 84 2.20 Substitution of Lenders ................................................................................................................... 84 2.21 Defaulting Lenders. ........................................................................................................................ 85 2.22 Notes. .............................................................................................................................................. 87 2.23 Incremental Facilities. .................................................................................................................... 87 2.24 Several Obligations of the Borrowers. ........................................................................................... 90 2.25 Extensions of Term Loans and Revolving Commitments. ............................................................. 91 2.26 Prepayment Premium. .................................................................................................................... 93 SECTION 3 LETTERS OF CREDIT 3.1 L/C Commitment. ........................................................................................................................... 94 3.2 Procedure for Issuance of Letters of Credit .................................................................................... 95

ii #99050050v16 3.3 Fees and Other Charges. ................................................................................................................. 95 3.4 L/C Participations. .......................................................................................................................... 96 3.5 Reimbursement. .............................................................................................................................. 96 3.6 Obligations Absolute ...................................................................................................................... 98 3.7 Letter of Credit Payments ............................................................................................................... 98 3.8 Applications .................................................................................................................................... 98 3.9 Interim Interest ............................................................................................................................... 98 3.10 Cash Collateral. .............................................................................................................................. 99 3.11 Additional Issuing Lenders ........................................................................................................... 100 3.12 Resignation of the Issuing Lender ................................................................................................ 100 3.13 Applicability of UCP and ISP ...................................................................................................... 100 SECTION 4 REPRESENTATIONS AND WARRANTIES 4.1 Financial Condition ...................................................................................................................... 100 4.2 No Change .................................................................................................................................... 101 4.3 Existence; Compliance with Law ................................................................................................. 101 4.4 Power, Authorization; Enforceable Obligations ........................................................................... 101 4.5 No Legal Bar ................................................................................................................................ 101 4.6 Litigation ...................................................................................................................................... 102 4.7 No Default .................................................................................................................................... 102 4.8 Ownership of Property; Liens; Investments ................................................................................. 102 4.9 Intellectual Property ..................................................................................................................... 102 4.10 Taxes ............................................................................................................................................. 102 4.11 Federal Regulations ...................................................................................................................... 102 4.12 Labor Matters ............................................................................................................................... 103 4.13 ERISA ........................................................................................................................................... 103 4.14 Investment Company Act ............................................................................................................. 103 4.15 Subsidiaries ................................................................................................................................... 103 4.16 Use of Proceeds ............................................................................................................................ 104 4.17 Environmental Matters ................................................................................................................. 104 4.18 Accuracy of Information, etc. ....................................................................................................... 104 4.19 Security Documents. ..................................................................................................................... 104 4.20 Solvency; Voidable Transaction ................................................................................................... 105 4.21 Insurance ....................................................................................................................................... 105 4.22 Risk Retention Investments .......................................................................................................... 105 4.23 OFAC ........................................................................................................................................... 105 4.24 Anti-Corruption Laws .................................................................................................................. 105 4.25 Breaching Company ..................................................................................................................... 105 4.26 IIA and Investment Center ........................................................................................................... 106 4.27 Representations as to Foreign Obligors. ....................................................................................... 106 4.28 Beneficial Ownership Certification .............................................................................................. 106 4.29 Status as Senior Debt .................................................................................................................... 107 4.30 Material Intellectual Property ....................................................................................................... 107 SECTION 5 CONDITIONS PRECEDENT 5.1 Conditions to Initial Extension of Credit ...................................................................................... 107

iii #99050050v16 5.2 Conditions to Each Extension of Credit ....................................................................................... 110 5.3 Post-Closing Covenants ................................................................................................................ 110 SECTION 6 AFFIRMATIVE COVENANTS 6.1 Financial Statements ..................................................................................................................... 111 6.2 Certificates; Reports; Other Information ...................................................................................... 112 6.3 Lender Calls .................................................................................................................................. 114 6.4 Payment of Taxes ......................................................................................................................... 114 6.5 Maintenance of Existence; Compliance ....................................................................................... 114 6.6 Maintenance of Property; Insurance ............................................................................................. 115 6.7 Inspection of Property; Books and Records; Discussions ............................................................ 115 6.8 Notices .......................................................................................................................................... 115 6.9 Environmental Laws. .................................................................................................................... 116 6.10 [Reserved] ..................................................................................................................................... 116 6.11 [Reserved] ..................................................................................................................................... 116 6.12 Additional Collateral, Etc. ............................................................................................................ 117 6.13 Use of Proceeds ............................................................................................................................ 119 6.14 Designated Senior Indebtedness ................................................................................................... 120 6.15 Anti-Corruption Laws .................................................................................................................. 120 6.16 Further Assurances ....................................................................................................................... 120 6.17 Grants ........................................................................................................................................... 120 SECTION 7 NEGATIVE COVENANTS 7.1 Financial Covenants ..................................................................................................................... 120 7.2 Indebtedness ................................................................................................................................. 123 7.3 Liens ............................................................................................................................................. 125 7.4 Fundamental Changes .................................................................................................................. 129 7.5 Disposition of Property ................................................................................................................. 129 7.6 Restricted Payments ..................................................................................................................... 131 7.7 Investments ................................................................................................................................... 133 7.8 Use ................................................................................................................................................ 136 of Proceeds ................................................................................................................................................ 136 7.9 Transaction with Affiliates ........................................................................................................... 137 7.10 [Reserved] ..................................................................................................................................... 137 7.11 Sale Leaseback Transactions ........................................................................................................ 137 7.12 Material Intellectual Property ....................................................................................................... 137 7.13 Accounting Changes ..................................................................................................................... 137 7.14 Negative Pledge Clauses .............................................................................................................. 137 7.15 Clauses Restricting Subsidiary Distributions ............................................................................... 138 7.16 Changes in Nature of Business ..................................................................................................... 138 7.17 Organizational Agreements .......................................................................................................... 139 7.18 Capitalized Software Expenditures .............................................................................................. 139 7.19 Amendments to Subordinated Indebtedness and Permitted Convertible Indebtedness. .............. 139 7.20 Anti-Terrorism Laws. ................................................................................................................... 139 7.21 Risk Retention Financings. ........................................................................................................... 139

iv #99050050v16 SECTION 8 EVENTS OF DEFAULT 8.1 Events of Default .......................................................................................................................... 142 8.2 Remedies Upon Event of Default ................................................................................................. 145 8.3 Application of Funds .................................................................................................................... 145 SECTION 9 THE ADMINISTRATIVE AGENT 9.1 Appointment and Authority. ......................................................................................................... 147 9.2 Delegation of Duties ..................................................................................................................... 148 9.3 Exculpatory Provisions ................................................................................................................. 148 9.4 Reliance by Administrative Agent ............................................................................................... 150 9.5 Notice of Default .......................................................................................................................... 151 9.6 Non-Reliance on Administrative Agent and Other Lenders ........................................................ 151 9.7 Indemnification ............................................................................................................................. 151 9.8 Agent in Its Individual Capacity ................................................................................................... 152 9.9 Successor Administrative Agent. ................................................................................................. 152 9.10 Collateral and Guaranty Matters. ................................................................................................. 154 9.11 Administrative Agent May File Proofs of Claim ......................................................................... 156 9.12 No Other Duties, etc. .................................................................................................................... 156 9.13 Cash Management Bank and Qualified Counterparty Reports .................................................... 156 9.14 Recovery of Erroneous Payments. ............................................................................................... 157 9.15 Survival ......................................................................................................................................... 159 SECTION 10 MISCELLANEOUS 10.1 Amendments and Waivers. ........................................................................................................... 159 10.2 Notices .......................................................................................................................................... 162 10.3 No Waiver; Cumulative Remedies ............................................................................................... 164 10.4 Survival of Representations and Warranties ................................................................................ 165 10.5 Expenses; Indemnity; Damage Waiver. ....................................................................................... 165 10.6 Successors and Assigns; Participations and Assignments. ........................................................... 167 10.7 Adjustments; Set-off. .................................................................................................................... 172 10.8 Payments Set Aside ...................................................................................................................... 173 10.9 Interest Rate Limitation ................................................................................................................ 173 10.10 Counterparts; Electronic Execution of Assignments. ................................................................... 173 10.11 Severability ................................................................................................................................... 173 10.12 Integration ..................................................................................................................................... 174 10.13 GOVERNING LAW .................................................................................................................... 174 10.14 Submission to Jurisdiction; JURY TRIAL WAIVER and other Waivers ................................... 174 10.15 Acknowledgements ...................................................................................................................... 175 10.16 [Reserved]. .................................................................................................................................... 176 10.17 Treatment of Certain Information; Confidentiality ...................................................................... 176 10.18 [Reserved] ..................................................................................................................................... 177 10.19 Judgment Currency ....................................................................................................................... 177 10.20 Patriot Act; Other Regulations ..................................................................................................... 177 10.21 Acknowledgement and Consent to Bail-In of Affected Financial Institutions ............................ 177

v #99050050v16 10.22 Acknowledgement Regarding Any Supported QFCs ................................................................... 178 10.23 Acknowledgement Regarding Israeli Banking Laws ................................................................... 179 10.24 Original Issue Discount Legend ................................................................................................... 179

Table of Contents (continued) vi #99050050v16 SCHEDULES Schedule 1.1A: Commitments Schedule 4.4: Governmental Approvals, Consents, etc. Schedule 4.15: Subsidiaries Schedule 4.19(a): Financing Statements and Other Filings Schedule 7.2(e): Existing Indebtedness Schedule 7.3(f): Existing Liens Schedule 7.7(e): Existing Investments EXHIBITS Exhibit A: Form of Guarantee and Collateral Agreement Exhibit B: Form of Compliance Certificate Exhibit C: [Reserved] Exhibit D: Form of Solvency Certificate Exhibit E: Form of Assignment and Assumption Exhibits F-1 – F-4: Forms of U.S. Tax Compliance Certificate Exhibit G-1: Form of Revolving Loan Note Exhibit G-2: Form of Swingline Loan Note Exhibit H: Form of Collateral Information Certificate Exhibit I: Term Loan Note Exhibit J Form of Notice of Borrowing Exhibit K: Form of Notice of Conversion/Continuation Exhibit K-1: Form of Floating Charge Debenture Exhibit K-2: Form of Fixed Charge Debenture Exhibit L: Form of Affiliated Lender Assignment and Assumption Exhibit M: Form of Secured Party Designation Notice Exhibit N: Form of Liquidity Certificate

1 #99050050v16 CREDIT AGREEMENT THIS CREDIT AGREEMENT, dated as of February 2, 2024 (this “Agreement”), is entered into by and among PAGAYA TECHNOLOGIES LTD., a company organized under the laws of Israel (the “Pagaya Parent”), PAGAYA US HOLDING COMPANY LLC, a Delaware limited liability company (“Pagaya US”), the several banks and other financial institutions or entities from time to time party to this Agreement as lenders (for so long as such lender remains a party hereto in such capacity, each, a “Lender” and, collectively, the “Lenders”), VALLEY NATIONAL BANK (“VNB”), as the Issuing Lender and the Swingline Lender (each, as defined below) and ACQUIOM AGENCY SERVICES LLC, as administrative agent for the Lenders and collateral agent for the Secured Parties (in such capacities, together with any successors and permitted assigns in such capacities, the “Administrative Agent”). RECITALS: WHEREAS, the Borrower desires to obtain financing to refinance the Existing SVB Credit Facility and to provide for working capital financing and general corporate purposes and letter of credit facilities; WHEREAS, the Lenders have agreed to extend credit facilities to the Borrower, upon the terms and conditions specified in this Agreement, consisting of a term loan facility in the aggregate principal amount of $255,000,000, and a revolving loan facility in an aggregate principal amount of up to $50,000,000; WHEREAS, the Borrower has agreed to secure all of its Obligations by granting to the Administrative Agent, for the benefit of the Secured Parties, a first priority lien (subject to Liens permitted by the Loan Documents) on its interests in the Collateral (as defined below); and WHEREAS, each of the Guarantors has agreed to guarantee the Obligations of the Borrower and to secure the Obligations by granting to the Administrative Agent, for the benefit of the Secured Parties, a first priority lien (subject to Liens permitted by the Loan Documents) on its interests in the Collateral. NOW, THEREFORE, the parties hereto hereby agree as follows: SECTION 1 DEFINITIONS 1.1 Defined Terms. As used in this Agreement (including the recitals hereof), the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1. “ABR”: for any day, a rate per annum equal to the highest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect for such day plus 0.50% and (c) Adjusted Term SOFR for a one-month tenor in effect on such day plus 1.00%; provided that in no event shall the ABR be deemed to be less than 2.00%. If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate or Adjusted Term SOFR for any reason, the ABR shall be determined without regard to clause (b) or (c) above, as applicable, until the circumstances giving rise to such inability no longer exist. Any change in the ABR due to a change in the Prime Rate, the Federal Funds Effective Rate or Adjusted Term SOFR, as the case may be, shall be effective as of the opening of business on the effective day of the change in such rates.

2 “ABR Loans”: Loans, the rate of interest applicable to which is based upon the ABR. “ABR Term SOFR Determination Day”: as defined in the definition of “Term SOFR”. “Acceptable Intercreditor Agreement”: an intercreditor agreement that is reasonably satisfactory to the Administrative Agent (at the direction of the Required Lenders) (which may, if applicable, consist of a payment “waterfall”). “Account Bank”: as defined in Section 7.21(b). “Accounts”: all “accounts” (as defined in the UCC) of a Person, including, without limitation, accounts, accounts receivable, monies due or to become due and obligations in any form (whether arising in connection with contracts, contract rights, instruments, general intangibles, or chattel paper), in each case whether arising out of goods sold or services rendered or from any other transaction and whether or not earned by performance, now or hereafter in existence, and all documents of title or other documents representing any of the foregoing, and all collateral security and guaranties of any kind, now or hereafter in existence, given by any Person with respect to any of the foregoing. “Accrued DP Interest”: the interest accruing and payable on the portion of the DP Amounts that have not been paid. “Additional Revolving Commitment”: as defined in Section 2.23(a). “Adjusted Term SOFR”: for purposes of any calculation and subject to the provisions of Section 2.14(b), the rate per annum equal to Term SOFR for such calculation; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be equal to the Floor. “Administrative Agent”: as defined in the preamble hereto. “Administrative Borrower”: as defined in Section 2.24(c). “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution”: (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affected Lender”: as defined in Section 2.20. “Affiliate”: with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified; provided that, neither the Administrative Agent nor the Lenders nor any Cash Management Bank shall be deemed Affiliates of the Loan Parties as a result of the exercise of their rights and remedies under the Loan Documents or Specified Cash Management Agreements. For purposes of this Agreement and the other Loan Documents, Jefferies LLC and its Affiliates shall be deemed to be Affiliates of Jefferies Finance LLC and its Affiliates. “Affiliated Lender”: the Borrower and/or any of its Subsidiaries.

3 “Affiliated Lender Assignment and Assumption”: an assignment and assumption entered into by a Lender and an Affiliated Lender (with the consent of any party whose consent is required by Section 10.6) and accepted by the Administrative Agent in the form of Exhibit L or any other form (including electronic documentation generated by MarkitClear or other electronic platform) approved by the Administrative Agent and the Borrower. “Agent Fee Letter”: the fee letter dated February 2, 2024, between the Borrower and the Administrative Agent. “Agent Parties”: as defined in Section 10.2(c)(ii). “Aggregate Exposure”: with respect to any Lender at any time, an amount equal to the sum of (a) the aggregate then unpaid principal amount of such Lender’s Term Loans, (b) the aggregate amount of such Lender’s unused Term Loan Commitments then in effect, (c) the amount of such Lender’s Revolving Commitment then in effect or, if the Revolving Commitments have been terminated, the amount of such Lender’s Revolving Extensions of Credit then outstanding, and (d) without duplication of clause (c), the L/C Commitment of such Lender then in effect (as a sublimit of the Revolving Commitment of such Lender). “Aggregate Exposure Percentage”: with respect to any Lender at any time, the ratio (expressed as a percentage) of such Lender’s Aggregate Exposure at such time to the Aggregate Exposure of all Lenders at such time. “Agreement”: as defined in the preamble hereto. “Agreement Currency”: as defined in Section 10.19. “Applicable Foreign Obligor Documents”: as defined in Section 4.27(a). “Applicable Margin”: (i) with respect to SOFR Loans, 7.50% per annum, and (ii) with respect to ABR Loans, 6.50% per annum. “Applicable RR Person”: as defined in Section 7.21(b). “Application”: an application, in such form as the Issuing Lender may specify from time to time, requesting the Issuing Lender to issue a Letter of Credit. “Approved Fund”: any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender, or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Asset Sale”: any Disposition of property or series of related Dispositions of property that yields gross proceeds to any Group Member. “Assignment and Assumption”: an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.6), and accepted by the Administrative Agent, in substantially the form of Exhibit E or any other form (including electronic documentation generated by MarkitClear or other electronic platform) approved by the Administrative Agent.

4 “Available Amount”: on any date of determination, the sum, without duplication and in each case to the extent Not Otherwise Applied, of: (a) an amount (which amount shall not be less than zero) equal to the cumulative amount of Retained Excess Cash Flow for all fiscal quarters completed after the Closing Date and prior to such date of determination; plus (b) 100% of the aggregate net cash proceeds received by Pagaya Parent, since the date of this Agreement, in excess of $50,000,000, as a contribution to its common equity capital or from the issue or sale of Capital Stock that is not Disqualified Stock of Pagaya Parent or from the issue or sale of convertible or exchangeable Disqualified Stock of Pagaya Parent or convertible or exchangeable debt securities of Pagaya Parent, in each case that have been converted into or exchanged for Capital Stock that is not Disqualified Stock of Pagaya Parent (other than Capital Stock that is not Disqualified Stock and convertible or exchangeable Disqualified Stock or debt securities sold to a Subsidiary of Pagaya Parent) but in any case excluding any Cure Amounts; plus (c) to the extent that any Investment that was made after the date of this Agreement in reliance on the Available Amount is sold for cash or otherwise cancelled, liquidated or repaid for cash, the amount of the net cash proceeds received upon sale, cancellation, liquidation or repayment (in an amount not to exceed the aggregate amount of such Investment); plus (d) Declined Amounts. “Available Designated Non-Cash Consideration Amount”: as of any date of determination, (a) $7,500,000, minus (b) the fair market value (as of the date such Designated Non-Cash Consideration had been received) of each other outstanding item of Designated Non-Cash Consideration that has not since been converted to, or Disposed of in exchange for, cash or Cash Equivalents. “Available Revolving Commitment”: at any time, an amount equal to (a) the Total Revolving Commitments in effect at such time, minus (b) the aggregate undrawn Dollar Equivalent amount of all outstanding Letters of Credit at such time, minus (c) the aggregate amount of all L/C Disbursements that have not yet been reimbursed or converted into Revolving Loans or Swingline Loans at such time, minus (d) the aggregate principal balance of any Revolving Loans outstanding at such time; provided that for purposes of calculating any Lender’s Revolving Extensions of Credit for the purpose of determining such Lender’s Available Revolving Commitment pursuant to Section 2.6(b), the aggregate principal amount of Swingline Loans then outstanding shall be deemed to be zero. “Available Tenor”: as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.14(b)(iv). “Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

5 “Bail-In Legislation”: (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other Insolvency Proceedings). “Bankruptcy Code”: Title 11 of the United States Code entitled “Bankruptcy.” “Benchmark”: initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.14(b)(i). “Benchmark Replacement”: with respect to any Benchmark Transition Event, the first alternative set forth in the order below that (x) can be determined by the Administrative Agent (acting at the direction of the Required Lenders) for the applicable Benchmark Replacement Date and (y) is administratively feasible as determined by the Administrative Agent: (a) the sum of (i) Daily Simple SOFR and (ii) the related Benchmark Replacement Adjustment; (b) the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent (acting at the direction of the Required Lenders) and the Administrative Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (ii) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment”: with respect to any replacement of the then current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent (acting at the direction of the Required Lenders) and the Administrative Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time; provided, that any such Benchmark Replacement shall be administratively feasible as determined by the Administrative Agent.

6 “Benchmark Replacement Date”: a date and time determined by the Administrative Agent (at the direction of the Required Lenders), which date shall be no later than the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); (b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non- representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date; The “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event”: the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.

7 A “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period”: with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14(b) and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14(b). “Beneficial Ownership Certification”: a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association. “Beneficial Ownership Regulation”: United States 31 C.F.R. § 1010.230. “Benefitted Lender”: as defined in Section 10.7(a). “BHC Act Affiliate”: as defined in Section 10.22(b)(i). “BlackRock Lenders” means, collectively, the Lenders that are funds or accounts under management of BlackRock Capital Investment Advisors, LLC (or its Affiliates). “Blocked Person”: as defined in Section 7.20. “Board”: the Board of Governors of the Federal Reserve System of the United States (or any successor). “Borrower”: Pagaya Parent and/or Pagaya US, individually and collectively, as the context may require. “Borrowing Date”: any Business Day specified by the Borrower in a Notice of Borrowing as a date on which the Borrower requests the relevant Lenders to make Loans hereunder. “Business Day”: a day other than a Saturday, Sunday or other day on which commercial banks in the State of New York or the State of California are authorized or required by law to close. “Capital Expenditures”: as applied to any Person for any period, the aggregate amount, without duplication, of all expenditures (whether paid in cash or accrued as liabilities and including in all events all amounts expended or capitalized under Finance Leases) that in accordance with GAAP, are, or are required to be included as, capital expenditures on the consolidated statement of cash flows for such Person for such period. “Capital Stock”: with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in)

8 such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination. “Capitalized Software Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities) by the Group Members during such period in respect of purchased software or internally developed software and software enhancements that, in conformity with GAAP, are or are required to be reflected as capitalized costs on the consolidated balance sheet (excluding the footnotes thereto) of the Group Members. “Cash Collateralize”: to pledge and deposit with or deliver to (a) with respect to Obligations in respect of Letters of Credit, the Administrative Agent, for the benefit of the Issuing Lender and one or more of the Lenders, as applicable, as collateral for L/C Exposure or obligations of the Lenders to fund participations in respect thereof, cash or deposit account balances or, if the Issuing Lender shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and such Issuing Lender; (b) with respect to Obligations arising under any Specified Cash Management Agreement in connection with Cash Management Services, the applicable Cash Management Bank, for its own or any of its applicable Affiliate’s benefit, as provider of such Cash Management Services, cash or deposit account balances or, if the applicable Cash Management Bank shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance reasonably satisfactory to such Cash Management Bank; or (c) with respect to Obligations in respect of any Specified Swap Agreements, the applicable Qualified Counterparty, as Collateral for such Obligations, cash or deposit account balances or, if such Qualified Counterparty shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance reasonably satisfactory to such Qualified Counterparty. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Equivalents”: (a) marketable direct obligations issued by, or unconditionally guaranteed or insured by, the federal government of the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case, maturing within twelve (12) months from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of twelve (12) months or less from the date of acquisition issued by any Lender, the Administrative Agent or one of their Affiliates (or any Person that was a Lender, the Administrative Agent or one of their Affiliates at the time of the acquisition thereof) or by any commercial bank organized under the laws of the United States or any state thereof having combined capital and surplus of not less than $250,000,000; (c) commercial paper of an issuer rated at least A-2 by S&P or P-2 by Moody’s, or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally provided that, if, after the acquisition thereof, any such commercial paper suffers a ratings downgrade such that it is no longer rated at least A-2 by S&P or P-2 by Moody’s, or an equivalent rating by a nationally recognized rating agency, such commercial paper shall deemed to be a Cash Equivalent until the date that is thirty (30) days following the date on which a Responsible Officer of the Borrower has knowledge of such ratings change), and maturing within twelve (12) months from the date of acquisition; (d) repurchase obligations of any Lender, the Administrative Agent or one of their Affiliates (or any Person that was a Lender, the Administrative Agent or one of their Affiliates at the time of the acquisition thereof) or of any commercial bank satisfying the requirements of clause (b) of this definition having a term of not more

9 than thirty (30) days, with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one (1) year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody’s, or carrying an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing such ratings generally (provided that, if, after the acquisition thereof, any such security suffers a ratings downgrade such that it is no longer rated at least A by S&P or A by Moody’s, or an equivalent rating by a nationally recognized rating agency, such security shall deemed to be a Cash Equivalent until the date that is thirty (30) days following the date on which a Responsible Officer of the Borrower has knowledge of such ratings change)); (f) securities with maturities of twelve (12) months or less from the date of acquisition backed by standby letters of credit issued by any Lender, the Administrative Agent or one of their Affiliates (or any Person that was a Lender, the Administrative Agent or one of their Affiliates at the time of the acquisition thereof) or any commercial bank satisfying the requirements of clause (b) of this definition; (g) money market mutual or similar funds that invest primarily in assets satisfying the requirements of clauses (a) through (f) of this definition; (h) money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, as amended, (ii) are rated AAA by S&P and Aaa by Moody’s, or carrying an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing such ratings generally (provided that, if, after the acquisition thereof, any such money market fund suffers a ratings downgrade such that it is no longer rated at least AAA by S&P or Aaa by Moody’s, or an equivalent rating by a nationally recognized rating agency, such money market fund shall deemed to be a Cash Equivalent until the date that is thirty (30) days following the date on which a Responsible Officer of the Borrower has knowledge of such ratings change)) and (iii) have portfolio assets of at least $5,000,000,000; (i) currencies held by the Borrower or its Subsidiaries from time to time in the ordinary course of business; and (j) with respect to any Foreign Subsidiary, (i) time deposits, certificates of deposit or bankers’ acceptances issued by any commercial bank which is organized and existing under the laws of the country in which such Foreign Subsidiary maintains its chief executive office or principal place of business, or payable to such Foreign Subsidiary promptly following demand and maturing within twelve (12) months of the date of acquisition and (ii) other investments of a similar type to those described in clauses (a) – (h) of this definition, which have been permitted pursuant to Borrower’s investment policy as approved by the board of directors (or committee thereof) of the Borrower from time to time, in the country where such Foreign Subsidiary maintains its chief executive office or principal place of business; provided that such (1) investments of the type and maturity described in clause (a) above are with foreign commercial banks, which investments or commercial banks (or the parents of such commercial banks) have comparable credit quality and are customarily used by companies in the jurisdictions of such Foreign Subsidiaries for cash management purposes and (2) other short-term investments utilized by Foreign Subsidiaries in accordance with normal investment practices for cash management of comparable tenure and credit quality to those described in clause (a) above or other high quality short term investments, in each case, customarily utilized in countries in which such Foreign Subsidiary operates for short term cash management purposes. “Cash Management Agreement”: an agreement with any Person to provide cash management and other services provided to one or more of the Group Members, which may include treasury, depository, return items, overdraft, controlled disbursement, merchant store value cards, e-payables services, electronic funds transfer, interstate depository network, automatic clearing house transfer (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system), merchant services, direct deposit of payroll, business credit card

10 (including so-called “purchase cards”, “procurement cards” or “p-cards”), credit card processing services, debit cards, stored value cards, and check cashing services. “Cash Management Bank”: any Person that, at the time it enters into a Cash Management Agreement, is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender or, with respect to any Cash Management Agreement entered into prior to the Closing Date, was a Lender, Administrative Agent or an Affiliate thereof as of the Closing Date, in each case in its capacity as a party to such Cash Management Agreement; provided that, in each case, such Person and the Borrower shall have executed and delivered to the Administrative Agent a Secured Party Designation Notice. “Cash Management Services”: cash management and other services provided to one or more of the Group Members by a Cash Management Bank which may include treasury, depository, return items, overdraft, controlled disbursement, merchant store value cards, e-payables services, electronic funds transfer, interstate depository network, automatic clearing house transfer (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system), merchant services, direct deposit of payroll, business credit card (including so-called “purchase cards”, “procurement cards” or “p-cards”), credit card processing services, debit cards, stored value cards, and check cashing services identified in such Cash Management Bank’s Specified Cash Management Agreements. “Casualty Event”: any damage to or any destruction of, or any condemnation or other taking by any Governmental Authority of any property of a Group Member. “Certificated Securities”: as defined in Section 4.19(a). “CFC” shall mean a Foreign Subsidiary that is a controlled foreign corporation within the meaning of Section 957 of the Code. “CFC Holding Company”: any direct or indirect Domestic Subsidiary of the Borrower, substantially all of the assets of which consist of the Capital Stock (or Capital Stock and other securities) of one or more CFCs or other CFC Holding Companies. “Change of Control”: (a) at any time, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)- 5 under the Exchange Act), directly or indirectly, of 35% or more of the ordinary voting power for the election of directors of Pagaya Parent (determined on a fully diluted basis), other than any Permitted Holder or (b) any time that Pagaya Parent shall cease to own and control, of record and beneficially, directly or indirectly, 100% of each class of outstanding Capital Stock of Pagaya US free and clear of all Liens other than Liens permitted by Sections 7.3. Any Permitted Holder that pledges any Common Stock and grants a security interest in such Common Stock to secure a bona fide loan or other indebtedness transaction shall be deemed to remain the beneficial owner of such Common Stock for so long as such Permitted Holder continues to exercise voting control over such pledged Common Stock prior to the foreclosure of such shares or exercise of rights by the applicable lender. “Closing Date”: the date on which all of the conditions precedent set forth in Section 5.1 are satisfied or waived by the Administrative Agent and, as applicable, the Lenders or the Required Lenders, which date is February 2, 2024. “Code”: the Internal Revenue Code of 1986, as amended from time to time.

11 “Collateral”: the “Collateral” (as defined in the Guarantee and Collateral Agreement) and the “Charged Property” (as defined in the Debentures). “Collateral Information Certificate”: the Collateral Information Certificate executed and delivered by the Borrower pursuant to Section 5.1 on or prior to the Closing Date, substantially in the form of Exhibit H. “Collateral-Related Expenses”: all reasonable, documented, out-of-pocket costs and expenses of the Administrative Agent paid or incurred in connection with any sale, collection or other realization on the Collateral, including reasonable compensation to the Administrative Agent and its agents and counsel, and reimbursement for all other reasonable and documented costs, expenses and liabilities and advances made or incurred by the Administrative Agent in connection therewith (including as described in Section 6.6 of the Guarantee and Collateral Agreement), and all amounts for which the Administrative Agent is entitled to indemnification under the Security Documents and all advances made by the Administrative Agent under the Security Documents for the account of any Loan Party; provided that, with respect to the Loan Parties, such amounts are subject to any applicable limitations set forth in Section 10.5. “Commercial Bank”: a financial institution organized primarily for the purpose of engaging in the commercial banking business and shall be deemed to include JPMorgan Chase Bank, N.A., Valley National Bank, Israel Discount Bank Limited and Bank Leumi Le-Israel B.M, so long as each is a Lender. “Commitment”: as to any Lender, the sum of its Term Loan Commitment and its Revolving Commitment. “Commitment Fee Rate”: 0.25% per annum. “Commodity Exchange Act”: the Commodity Exchange Act (7 U.S.C. Section 1 et seq.), as amended from time to time, and any successor statute. “Common Stock”: the ordinary shares of Pagaya Parent. “Communications”: as defined in Section 10.2(c)(ii). “Compliance Certificate”: a certificate duly executed by a Responsible Officer of the Borrower substantially in the form of Exhibit B. “Conforming Changes”: with respect to either the use or administration of any Benchmark or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “ABR”, the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of any breakage provision and other technical, administrative or operational matters) that the Administrative Agent (acting at the direction of the Required Lenders) decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent (acting at the direction of the Required Lenders) determines that no market practice for the administration of any such rate exists, in such other manner of administration

12 as (x) the Administrative Agent (acting at the direction of the Required Lenders) decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents and (y) is administratively feasible as determined by the Administrative Agent). “Connection Income Taxes”: Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated Adjusted EBITDA”: with respect to the Group Members for any period, (a) the sum, without duplication, of the amounts for such period of: (i) Consolidated Net Income, plus (ii) Consolidated Interest Expense, plus (iii) provisions for taxes based on income, plus (iv) total depreciation expense, plus (v) total amortization expense, plus (vi) noncash stock based compensation expense, plus (vii) extraordinary, unusual or nonrecurring expenses, losses or charges; provided that the aggregate amount for all such items under this clause (vii) will not exceed 20% of Consolidated Adjusted EBITDA (or such higher amount as may be approved by the Required Lenders in their sole discretion) in any four consecutive fiscal quarter period in the aggregate when calculated with all amounts added back pursuant to clauses (xi), (xiii) and (xviii) below and adjustments pursuant to the second proviso to Section 1.7(b) (calculated, in each case, after giving effect to all addbacks permitted under this definition), plus (viii) fair value adjustment to warrant liability, plus (ix) impairment loss on any Investments, plus (x) write-downs of capitalized software, plus (xi) (x) the amount of any restructuring charge, accrual or reserve, integration cost or other business optimization expense, including any restructuring costs incurred in connection with acquisitions, mergers or consolidations and any other restructuring expenses, severance expenses, one- time compensation charges, post-retirement employee benefits plans, any expenses relating to reconstruction, expenses or charges relating to facility closing costs, acquisition integration costs and signing, retention or completion bonuses or expenses and (y) the amount of any costs, charges, accruals, reserves or expenses attributable to the undertaking and/or implementation of such restructuring, integration and optimization initiatives and the other items specified in this clause (xi); provided that the aggregate amount for all such items under this clause (xi) will not exceed 20% of Consolidated Adjusted EBITDA (or such higher amount as may be approved by the Required Lenders in their sole discretion) in any four consecutive fiscal quarter period in the aggregate when calculated with all amounts added back pursuant to clause (vii) above, clauses (xiii) and (xviii) below and adjustments pursuant to the second

13 proviso to Section 1.7(b) (calculated, in each case, after giving effect to all addbacks permitted under this definition), plus (xii) costs, fees and expenses in connection with the execution and delivery of this Agreement and the other Loan Documents and any amendments or other modifications thereto, plus (xiii) one-time costs, fees, and expenses in connection with Permitted Acquisitions, Investments, dispositions, issuances or repurchases of Capital Stock (excluding, in each case, ordinary course transaction costs, fees and expenses in connection with Permitted Risk Retention Facilities, Permitted Secured Financings or Limited Guarantees), or the incurrence, amendment or waiver of Indebtedness (in each case solely to the extent permitted hereunder), in each case, whether or not consummated; provided that the aggregate amount for all such items under this clause (xiii) will not exceed 20% of Consolidated Adjusted EBITDA (or such higher amount as may be approved by the Required Lenders in their sole discretion) in any four consecutive fiscal quarter period in the aggregate when calculated with all amounts added back pursuant to clauses (vii) and (xi) above, clause (xviii) below and adjustments pursuant to the second proviso to Section 1.7(b) (calculated, in each case, after giving effect to all addbacks permitted under this definition), plus (xiv) noncash exchange, transaction or performance losses relating to any foreign currency hedging transactions or currency fluctuations, plus (xv) without duplication of any amounts added back pursuant to clause (xiii) above, noncash purchase accounting adjustments (including, but not limited to deferred revenue write down) and any adjustments as required or permitted by GAAP, in each case, in connection with Permitted Acquisitions, plus (xvi) without duplication of any addback made pursuant to clauses (iv) and (v) above, noncash charges for goodwill and other intangible write-offs and write-downs in connection with Permitted Acquisitions or otherwise, plus (xvii) other non-cash items reducing Consolidated Net Income (excluding any such non-cash item to the extent that it represents an accrual or reserve for potential cash items in any future period or amortization of a prepaid cash item that was paid in a prior period) approved by the Required Lenders in writing as an ‘add back’ to Consolidated Adjusted EBITDA, plus (xviii) the amount of “run-rate” cost savings, operating expense reductions and synergies related to the Transactions, any Specified Transaction or any other restructuring, cost saving initiative or other initiative that are reasonably identifiable (as determined and certified in good faith by the Borrower), factually supportable and projected by such Person in good faith to result from actions taken or committed to be taken no later than 12 months after the end of such Test Period (which amounts will be determined by such Person in good faith and calculated on a Pro Forma Basis as though such amounts had been realized on the first day of such Test Period), net of the amount of actual benefits realized during such Test Period from such actions; provided that the aggregate amount for all such items under this clause (xviii) will not exceed 20% of Consolidated Adjusted EBITDA (or such higher amount as may be approved by the Required Lenders in their sole discretion) in any four consecutive fiscal quarter period in the aggregate when calculated with all amounts added back pursuant to clauses (vii), (xi) and (xiii) above and adjustments pursuant to the second proviso to Section 1.7(b) (calculated, in each case, after giving effect to all addbacks permitted under this definition), plus

14 (xix) at the option of the Borrower, any other adjustments, exclusions and add- backs (x) that are consistent with Regulation S-X (other than any “management adjustments” that are not consistent with Regulation S-X as in effect prior to January 1, 2021) or (z) that are set forth in any quality of earnings analysis or report prepared by financial advisors of recognized standing or any other firm reasonably acceptable to the Administrative Agent (at the direction of the Required Lenders) (it being understood that the “Big Four” accounting firms are acceptable) and delivered to the Administrative Agent (for distribution to the Lenders) in connection with any Permitted Acquisition or other similar Investment permitted hereunder; minus (b) the sum, without duplication of the amounts for such period of: (i) other non-cash items increasing Consolidated Net Income for such period (excluding any such non-cash item to the extent it represents the reversal of an accrual or reserve for potential cash item in any prior period), plus (ii) interest income, plus (iii) extraordinary, unusual or nonrecurring gains, additions or credits. Notwithstanding the foregoing, the “Consolidated Adjusted EBITDA” for the consolidated Group Members for the periods identified in the following table shall be deemed to be as follows: Period (fiscal quarter Ending) Consolidated Adjusted EBITDA March 31, 2023 $2,048,000 June 30, 2023 $17,494,000 September 30, 2023 $28,261,000 “Consolidated First Lien Leverage Ratio”: as of any date of determination, the ratio of (a) Consolidated Secured Debt (other than Permitted Risk Retention Facilities and Permitted Secured Financings) as of such date secured by Liens that are pari passu (including, without limitation, any first lien Indebtedness incurred under this Facility) with, or senior to, the Liens securing the Facility to (b)(i) Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period calculated on a Pro Forma Basis as of the applicable date of determination minus (ii) Consolidated Interest Expense relating to Permitted Risk Retention Facilities paid in cash during such Test Period. “Consolidated Funded Indebtedness”: as of any date of determination, for the Group Members determined on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of the acquisition method accounting in connection with any Permitted Acquisition (or other Investment permitted hereunder) and exclusive of any Indebtedness of the Group Members to any other Group Member), (1) the sum (without duplication) of (a) the outstanding principal amount of all Indebtedness for borrowed money, (b) the outstanding principal amount of all Indebtedness outstanding under bonds, notes, debentures, indentures, loan agreements and similar obligations, (c) the aggregate amount of all obligations in respect of Finance Leases, (d) all unreimbursed drawings in respect of letters of credit (and similar facilities), (e) earnouts payable in cash once the amount of the asserted payment is reasonably determined and becomes a liability on the balance sheet in accordance with GAAP (other than references thereto in the footnotes) and (f) all Guarantees (excluding, for the avoidance of doubt, Limited Guarantees) with respect to outstanding Indebtedness of the types specified in clauses (a), (b), (c), (d) and (e) above of Persons other than any Group Member and (2) net of the Unrestricted Cash Amount not to exceed $50,000,000.

15 Notwithstanding the foregoing, Consolidated Funded Indebtedness shall not include any Defeased Indebtedness. “Consolidated Interest Expense”: for any period, total interest expense (including that attributable to Finance Lease Obligations) of the Group Members for such period with respect to all outstanding Indebtedness of such Persons (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ guarantees and acceptance financing and net costs under Swap Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP). “Consolidated Net Income”: for any period, the consolidated net income (or loss) of the Group Members, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from the calculation of “Consolidated Net Income” (a) the income (or deficit) of any such Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with a Group Member, (b) the income (or deficit) of any such Person (other than a Subsidiary of the Borrower) in which a Group Member has an ownership interest, except to the extent that any such income is actually received by a Group Member in the form of dividends or similar distributions, and (c) the undistributed earnings of any Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary. “Consolidated Secured Debt”: as of any date of determination, Consolidated Funded Indebtedness that is secured by a Lien on any asset of the Group Members. “Consolidated Secured Leverage Ratio”: as of any date of determination, the ratio of (a) Consolidated Secured Debt (other than Permitted Risk Retention Facilities and Permitted Secured Financings) on such date to (b) Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period calculated on a Pro Forma Basis as of the applicable date of determination. “Consolidated Total Assets”: at any time of determination, the total assets of the Group Members, determined on a consolidated basis in accordance with GAAP, as shown on the most recent consolidating balance sheet delivered on or prior to the Closing Date or pursuant to Section 6.1(a) or (b). “Consolidated Total Leverage Ratio”: as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness (other than Permitted Risk Retention Facilities and Permitted Secured Financings) as of such date to (b) Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period calculated on a Pro Forma Basis as of the applicable date of determination. “Contractual Obligation”: as to any Person, any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control”: the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Control Agreement”: any Deposit Account Control Agreement or Securities Account Control Agreement. “Covered Entity”: as defined in Section 10.22(b)(ii).

16 “Covered Party”: as defined in Section 10.22(a). “Covered Risk Retention Financing”: any Permitted Risk Retention Facility that is recourse (by guaranty or otherwise) to any Group Member (other than the primary obligor with respect thereto that owns the applicable Risk Retention Investments and no other material assets), which Risk Retention Investments consist, at least in part, of an eligible horizontal residual interest (as defined in Regulation RR under the Exchange Act (17 C.F.R. §246.1, et seq.)) in the underlying financing vehicles or investments. “Daily Simple SOFR”: for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent (acting at the direction of the Required Lenders) in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent (acting at the direction of the Required Lenders) may establish another convention in its reasonable discretion that is administratively feasible for the Administrative Agent. “Debentures”: (i) a first ranking floating charge dated as of the Closing Date executed and delivered by Pagaya Parent and any other Israeli Loan Party, in favor of the Administrative Agent (as amended, supplemented, or otherwise modified from time to time in accordance with the provisions thereof) substantially in the form of Exhibit K-1; and (ii) a first ranking fixed charge dated as of the Closing Date executed and delivered by Pagaya Parent and any other Israeli Loan Party, in favor of the Administrative Agent (as amended, supplemented, or otherwise modified from time to time in accordance with the provisions thereof) substantially in the form of Exhibit K-2. “Debtor Relief Laws”: the (i) Bankruptcy Code, (ii) Israeli Insolvency and Economic Rehabilitation Law, 2018, and (iii) in each case, all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States, Israel or other applicable jurisdictions from time to time in effect, including without limitation, the Israeli Companies Ordinance 5743-1983, the Israeli Companies Law 5759-1999 or any other bankruptcy or insolvency law. “Declined Amount”: as defined in Section 2.9(g). “Default”: any of the events specified in Section 8.1, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied. “Default Rate”: as defined in Section 2.12(c). “Default Right”: as defined in Section 10.22(b)(iii). “Defaulting Lender”: subject to Section 2.21(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Administrative Borrower in writing that such failure is the result of such Lender’s reasonable determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the Issuing Lender, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or

17 Swingline Loans) within two (2) Business Days of the date when due, (b) has notified the Administrative Borrower, the Administrative Agent, the Issuing Lender or the Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s reasonable determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Administrative Borrower, to confirm in writing to the Administrative Agent and the Administrative Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Administrative Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) become the subject of a Bail-In Action or (iii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.21(b)) upon delivery of written notice of such determination to the Administrative Borrower, the Issuing Lender, the Swingline Lender and each Lender. “Defeased Indebtedness”: Indebtedness (a) that has been defeased or satisfied and discharged in accordance with the terms of an indenture or other agreement under which it was issued, (b) that has been called for redemption and for which funds sufficient to redeem such Indebtedness have been set aside by the Borrower or another Group Member, (c) for which amounts are set aside in trust or are held by a representative of the holders of such Indebtedness or any third party escrow agent pending satisfaction or waiver of the conditions for the release of such funds or (d) that has otherwise been defeased or satisfied and discharged to the satisfaction of the Administrative Agent (at the direction of the Required Lenders). “Deposit Account”: any “deposit account” as defined in the UCC with such additions to such term as may hereafter be made. “Deposit Account Control Agreement”: any control agreement, in form and substance reasonably satisfactory to the Administrative Agent (at the direction of the Required Lenders), entered into by the Administrative Agent, a Loan Party and a financial institution holding a Deposit Account of such Loan Party pursuant to which the Administrative Agent obtains or is otherwise granted “control” (for purposes of the UCC or any other applicable law) over such Deposit Account. “Designated Jurisdiction”: any country, region or territory to the extent that such country, region or territory itself is the subject of any Sanction; it being understood that, as of the Closing Date, the Crimea, Donetsk, and Luhansk regions of Ukraine, Cuba, Iran, North Korea and Syria are Designated Jurisdictions. “Designated Non-Cash Consideration”: non-cash consideration received by the Borrower or

18 any other Group Member in connection with a Disposition pursuant to Section 7.5(p) that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer of the Borrower delivered to the Administrative Agent, which certificate shall set forth the fair market valuation of such non-cash consideration as of such date. The outstanding amount of Designated Non-Cash Consideration as of any date shall be reduced by the fair market value of the portion of any consideration previously designated as Designated Non-Cash Consideration that is converted to cash or Cash Equivalents. “Discharge of Obligations”: subject to Section 10.8, the satisfaction of the Obligations (other than Obligations relating to Cash Management Services and Obligations in respect of Specified Swap Agreements) by the payment in full, in cash of the principal of and interest on or other liabilities relating to each Loan and all fees and all other expenses or amounts payable under any Loan Document (other than inchoate indemnification obligations, expense reimbursement obligations and any other obligations which pursuant to the terms of any Loan Document specifically survive repayment of the Loans for which no claim has been made), (c) no Letter of Credit shall be outstanding (or, as applicable, each outstanding and undrawn Letter of Credit has been Cash Collateralized in accordance with the terms hereof), and (d) the aggregate Commitments of the Lenders are terminated. “Disposition”: with respect to any property (including, without limitation, Capital Stock of any Subsidiary of any Group Member), any sale, lease, license, Sale Leaseback Transaction, assignment, conveyance, transfer, encumbrance or other disposition thereof (in one transaction or in a series of transactions and whether effected pursuant to a Division or otherwise) and any issuance of Capital Stock of any of the Borrower’s Subsidiaries. The terms “Dispose” and “Disposed of” shall have correlative meanings. “Disqualified Stock”: any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is ninety-one (91) days after the date on which the Loans mature. The amount of Disqualified Stock deemed to be outstanding at any time for purposes of this Agreement will be the maximum amount that the Borrower and the other Group Members may become obligated to pay upon maturity of, or pursuant to any mandatory redemption provisions of, such Disqualified Stock or portion thereof, plus accrued dividends. “Division”: in reference to any Person which is an entity, the division of such Person into two (2) or more separate Persons, with the dividing Person either continuing or terminating its existence as part of such division, including as contemplated under Section 18-217 of the Delaware Limited Liability Company Act, or any analogous action taken pursuant to any other applicable Requirements of Law. “Dollar Equivalent” is, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to the amount of any Letter of Credit denominated in a Foreign Currency (or any LC Disbursement in respect thereof), at any date of determination thereof, an amount in Dollars equivalent to such amount calculated by the Issuing Lender on the basis of the Spot Rate. In the event the Issuing Lender makes any determination of the Dollar Equivalent in respect of a Letter of Credit denominated in a Foreign Currency, the Issuing Lender shall give prompt written notice thereof (by e- mail or facsimile) to the Administrative Agent (it being agreed by each of the parties hereto that the Administrative Agent may conclusively rely on such written notice from the Issuing Lender as to the Dollar Equivalent of such Letter of Credit (or LC Disbursement in respect thereof) for all purposes of the Loan Documents (including, without limitation, for purposes of determining commitments fees payable under Section 2.6(b), Letter of Credit Fees under Section 3.3(a), the unused Revolving Commitments, the

19 Revolving Extensions of Credit of the Revolving Lenders, the LC Exposure, and similar calculations)). Notwithstanding anything contained herein or in any other Loan Document to the contrary, the Dollar Equivalent at any time in respect of any Letter of Credit denominated in a Foreign Currency shall be the Dollar Equivalent of such Letter of Credit as most recently notified by the Issuing Lender to the Administrative Agent on or prior to such time. “Dollars” and “$”: dollars in lawful currency of the United States. “Domestic Subsidiary”: any Subsidiary of the Borrower organized under the laws of any jurisdiction within the United States (excluding any territories or possessions thereof). “DP Amounts”: any and all deferred payments, holdbacks or similar deferred consideration in connection with a Permitted Acquisition, calculated in accordance with GAAP as the estimated amount thereof on the closing date for the applicable Permitted Acquisition, which determination shall be made on the date the definitive documentation for the applicable Permitted Acquisition is entered into. Notwithstanding anything herein to the contrary, Permitted Seller Debt that does not require any cash interest or principal payments while any Obligations remain outstanding shall not constitute DP Amounts or be included in the calculation of the DP Amounts. “Earn-Out Obligations”: all obligations of the Group Members consisting of earn-outs related to the enhanced performance of an entity acquired in connection with a Permitted Acquisition, calculated in accordance with GAAP as the estimated amount thereof on the closing date for the applicable Permitted Acquisition, which determination shall be made on the date the definitive documentation for the applicable Permitted Acquisition is entered into; provided that any such obligations are subordinated to the Obligations on terms and conditions reasonably acceptable to the Administrative Agent (acting at the direction of the Required Lenders). “ECF Prepayment Amount”: as defined in Section 2.9(d). “EDGAR”: the SEC’s Electronic Data Gathering, Analysis and Retrieval system or any successor thereto. “EEA Financial Institution”: (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country”: any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority”: any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Yield”: as to any Indebtedness, the effective yield applicable thereto calculated by the Required Lenders in consultation with the Borrower in a manner consistent with generally accepted financial practices, taking into account interest rate, margin, original issue discount, upfront fees, any interest rate floors (the effect of which floors shall be determined in a manner set forth in the further

20 proviso below) or otherwise, in each case, incurred or payable generally to all the lenders of such indebtedness; provided that original issue discount and upfront fees shall be equated to interest rate assuming a 4-year life to maturity (or, if less, the stated life to maturity at the time of its incurrence of the applicable Indebtedness); and provided further that with respect to any Indebtedness that includes a “SOFR floor” or “ABR floor,” (i) to the extent that Adjusted Term SOFR or ABR (without giving effect to any floors in such definitions), as applicable, on the date that the Effective Yield is being calculated is less than such floor, the amount of such difference shall be deemed added to the interest rate margin for such Indebtedness for the purpose of calculating the Effective Yield and (ii) to the extent that Adjusted Term SOFR or ABR (without giving effect to any floors in such definitions), as applicable, on the date that the Effective Yield is being calculated is greater than such floor, then the floor shall be disregarded in calculating the Effective Yield. “Eligible Assignee”: (a) any Person (other than an Excluded Lender) that meets the requirements to be an assignee under Section 10.6(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 10.6(b)(iii)) and (b) any Affiliated Lender to the extent permitted by Section 10.6(h). “Environmental Laws”: any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect. “Environmental Liability”: any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower, any other Loan Party or any other Group Member directly or indirectly resulting from or based upon (a) a violation of an Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Materials of Environmental Concern, (c) exposure to any Materials of Environmental Concern, (d) the release or threatened release of any Materials of Environmental Concern into the environment, or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “ERISA”: the Employee Retirement Income Security Act of 1974, as amended, including (unless the context otherwise requires) any rules or regulations promulgated thereunder. “ERISA Affiliate”: each business or entity which is, or within the last six years was: a member of a “controlled group of corporations,” under “common control” or an “affiliated service group” with any Loan Party within the meaning of Section 414(b), (c), (m) or (n) of the Code, required to be aggregated with any Loan Party under Section 414(o) of the Code, or is, or within the last six years was, under “common control” with any Loan Party, within the meaning of Section 4001(a)(14) of ERISA. “ERISA Event”: (a) a “reportable event” within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the 30-day notice period has been waived); (b) the failure to meet the minimum funding standard of Section 412 of the Code with respect to any Pension Plan, or the filing of any request for or receipt of a minimum funding waiver under Section 412 of the Code with respect to any Pension Plan; (c) engaging in a non- exempt prohibited transaction within the meaning of Section 4975 of the Code or Section 406 of ERISA with respect to a Pension Plan (but only with respect to the Borrower or any other Group Member); (d) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) or Section 302 of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c)

21 of ERISA; (e) the withdrawal by the Borrower, any other Group Member or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability to the Borrower, any other Group Member or any of their respective ERISA Affiliates pursuant to Section 4063 or 4064 of ERISA; (f) the institution by the PBGC of proceedings to terminate any Pension Plan; (g) the imposition of liability on the Borrower, any other Group Member or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (h) a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) of the Borrower, any other Group Member or any of their respective ERISA Affiliates from any Multiemployer Plan if there is any potential liability therefor under Title IV of ERISA, or the receipt by the Borrower, any other Group Member or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is insolvent pursuant to Section 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; or (i) the incurrence of liability or the imposition of a Lien pursuant to Section 436 or 430(k) of the Code or pursuant to ERISA with respect to any Pension Plan. “ERISA Funding Rules”: the rules regarding minimum required contributions (including any installment payment thereof) to Pension Plans, as set forth in Section 412 of the Code and Section 302 of ERISA, with respect to Plan years ending prior to the effective date of the Pension Protection Act of 2006, and thereafter, as set forth in Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA. “Erroneous Payment”: as defined in Section 9.14(a). “Erroneous Payment Subrogation Rights”: as defined in Section 9.14(d). “EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Event of Default”: any of the events specified in Section 8.1; provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied. “Excess Cash Flow”: for each full fiscal year of Pagaya Parent (starting with the fiscal year ending on December 31, 2024), an amount (if positive) equal to: (a) the sum (without duplication) of: (i) Consolidated Adjusted EBITDA for such fiscal year; plus (ii) the aggregate amount of any extraordinary, unusual or non-recurring cash gains for such fiscal year; minus (b) the sum (without duplication) of: (i) the aggregate amount of Restricted Payments pursuant to Section 7.6 (in each case, to the extent made to a Person other than the Borrower or another Group Member, and not made in reliance on clause (a) of the definition of “Available Amount”) made in cash by the Borrower during such fiscal year except, in each case, to the extent financed with long-term Indebtedness (other than revolving Indebtedness); plus

22 (ii) any required up-front cash payments by the Borrower or any other Group Member in respect of interest rate Swap Agreements during such fiscal year to the extent not financed with the proceeds of long-term Indebtedness (other than revolving Indebtedness) and not deducted in arriving at such Consolidated Adjusted EBITDA for such fiscal year; plus (iii) the aggregate amount of all principal payments and purchases of Indebtedness of the Borrower and the other Group Members made during such fiscal year and the aggregate amount of any premiums, make-whole or penalty payments actually paid in cash or Cash Equivalents by the Borrower and/or any other Group Member that are or were required to be made in connection with any prepayment or repurchase of Indebtedness (including (A) scheduled principal payments with respect to the Loans pursuant to Section 2.1(b) and (B) the principal component of payments in respect of Finance Leases, but excluding (1) (x) all other repayments or prepayments of Loans and (y) all non-scheduled repayments or prepayments of Indebtedness deducted under Section 2.9(c), (2) all repayments of any revolving credit facility arrangements (except to the extent there is an equivalent permanent reduction in commitments thereunder that is not being made in connection with a refinancing or replacement thereof)) and (3) in each case, any such payments and purchases to the extent financed with the proceeds of long-term Indebtedness (other than revolving Indebtedness); plus (iv) the aggregate consolidated interest expense actually paid in cash by the Borrower or any other Group Member during such fiscal year; plus (v) income taxes and foreign withholding taxes actually paid in cash by the Borrower and the other Group Members during such fiscal year or reserves in respect of taxes set aside during such period or that will be paid within six months after the end of such period; provided that, any amount so deducted that will be paid after the end of such period shall not be deducted again in a subsequent period; plus (vi) the aggregate amount of any extraordinary, unusual or non-recurring cash losses during such fiscal year; plus (vii) subject to clause (ix) below, the aggregate amount of Capital Expenditures for such fiscal year to the extent paid in cash by the Borrower or any other Group Member and not financed from the proceeds of long-term Indebtedness (other than revolving Indebtedness); plus (viii) the aggregate consideration actually paid in cash by the Borrower or any other Group Member during such fiscal year with respect to Investments permitted under Section 7.7 (other than Investments (x) in cash or Cash Equivalents but, including for the avoidance of doubt, Investments in Financing Asset or (y) made in reliance on clause (a) of the definition of “Available Amount”)) except to the extent financed with long-term Indebtedness (other than revolving Indebtedness); plus (ix) without duplication of amounts deducted from Excess Cash Flow in respect of a prior period, at the option of the Borrower, the aggregate consideration expected or budgeted to be paid in cash during the immediately succeeding period of four consecutive fiscal quarters by the Borrower or any other Group Member (the

23 “Planned Consideration”) relating to Capital Expenditures or Investments permitted under Section 7.7 (other than Investments in cash or Cash Equivalents but including, for the avoidance of doubt, Investments in Financing Assets) to be made during the period of four consecutive fiscal quarters of the Borrower following the end of such fiscal year (except, in each case, to the extent financed with long-term Indebtedness (other than revolving Indebtedness)); provided that, to the extent the aggregate amount actually utilized in cash to finance such Capital Expenditures or such Investments during such subsequent period of four consecutive fiscal quarters is less than the Planned Consideration, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such subsequent period of four consecutive fiscal quarters; plus (x) the aggregate amount of any other items added in the calculation of Consolidated Adjusted EBITDA or Consolidated Net Income, in each case, to the extent paid in cash. “Excess SPV Cash”: as at any date, any amount, if any, in excess of the sum of the amount required to be maintained as “minimum liquidity” or “minimum cash balance” or similar concept in any such SPV Subsidiary’s accounts pursuant to the definitive documentation of such SPV Subsidiary’s Permitted Secured Financings. “Exchange Act”: the Securities Exchange Act of 1934, as amended from time to time and any successor statute. “Excluded Accounts”: (i) Deposit Accounts or Security Accounts of any Group Member having average daily balances (calculated on a trailing monthly basis) that do not exceed $1,000,000 individually or $5,000,000 in the aggregate, (ii) Deposit Accounts or Security Accounts of any Group Member that are used primarily for the purpose of (a) payroll, accrued payroll or employee benefits, (b) tax, customs and other similar deposits, or (c) benefits or other trust accounts, (iii) zero balance accounts, (iv) Deposit Accounts and Security Accounts specially and exclusively used to cash-collateralize (A) Letters of Credit to the extent permitted pursuant to this Agreement and (B) obligations permitted to be secured under 7.3(a), (g), (l), (w), (ee) and (jj) and (v) solely for purposes of satisfying any requirement in a Loan Document to deliver a Control Agreement, any Deposit Accounts or Security Accounts held at an Israeli bank where the applicable account bank has not provided a consent for the pledge of such accounts in favor of the Secured Parties so long as the applicable Loan Party has used commercially reasonable efforts to obtain such consent. “Excluded Assets”: as defined in the Guarantee and Collateral Agreement. “Excluded Foreign Subsidiary”: any Foreign Subsidiary (X)(a) that is a CFC, or (b) that is a Subsidiary of a CFC described in clause (X)(a) hereof or (Y) in respect of which either (a) the pledge of (i) all of the Capital Stock of such Subsidiary as Collateral or (ii) any Capital Stock of any Subsidiary of such Subsidiary as Collateral, or (b) the guaranteeing by such Subsidiary of the Obligations, would, in the good faith judgment of Borrower, reasonably be expected to result in material adverse tax consequences to Borrower or any of its Subsidiaries. “Excluded Lender”: (a) any operating company engaged in substantially similar business operations as the Loan Parties or their Subsidiaries in each case, that has been specifically identified by name in writing from time to time by the Administrative Borrower to the Administrative Agent (for distribution to the Lenders) (each a “Competitor”), (b) those Persons that have been specified in writing

24 by name to the Administrative Agent and the Lenders by the Administrative Borrower prior to the Closing Date (each a “Disqualified Lender”) and (c) any Affiliate of any Competitor or Disqualified Lender, in each case, that has been specifically identified by name in writing by the Administrative Borrower to the Administrative Agent (for distribution to the Lenders) (which notice may be through the Platform) from time to time; provided that, no such submission of additional Excluded Lenders pursuant to clause (a) or (c) of this definition shall be effective until three (3) Business Days after receipt by the Administrative Agent (and distribution by the Administrative Agent to the Lenders) of such names; provided, further, that the inclusion of such Persons as Excluded Lenders shall not retroactively apply to prior assignments or participations in respect of any Loan under this Agreement, but such Excluded Lender shall be prohibited from obtaining additional assignments or participations with respect to the Loans and other extensions of credit under this Agreement. “Excluded Subsidiary”: any Subsidiary that is (a) a CFC Holding Company or any other Subsidiary, if becoming a Guarantor hereunder would, or would reasonably be expected to, result in material adverse tax consequences to any Loan Party or any of its Subsidiaries as determined by the Administrative Borrower in good faith, (b) an Excluded Foreign Subsidiary, (c) an SPV Subsidiary and any other special purpose entity solely used for any permitted securitization or receivables facility or financing (including any Permitted Risk Retention Facility or Permitted Secured Financing), (d) not a wholly-owned Subsidiary of the Borrower (other than as a result of the issuance or sale of shares of any such Subsidiary’s Capital Stock to qualify directors if required by applicable law), (e) an Immaterial Subsidiary (unless the Borrower has elected to have such Immaterial Subsidiary become a Guarantor), (f) acquired pursuant to a Permitted Acquisition or other Investment permitted by this Agreement that has assumed Indebtedness not incurred in contemplation of such Permitted Acquisition or other Investment and any Subsidiary thereof that guarantees such Indebtedness, in each case to the extent the terms of such Indebtedness prohibit such subsidiary from becoming a Guarantor and such terms were not created in contemplation of such acquisition or investment, (g) prohibited or restricted by law, rule or regulation or contractual obligation (in the case of contractual obligations, solely to the extent such contractual obligations exist on the Closing Date or the date such applicable Subsidiary is acquired) from providing a guarantee or that would require a governmental (including regulatory) or third party consent, approval, license or authorization to provide a guarantee (including under any financial assistance, corporate benefit, thin capitalization, capital maintenance, liquidity maintenance or similar legal principles) unless such consent has been received, it being understood that the Borrower and its subsidiaries shall have no obligation to seek or obtain any such consent, approval, license or authorization, (h) any captive insurance subsidiary or subsidiary that is a broker-dealer and (i) any other Subsidiary with respect to which, in the good faith judgment of the Administrative Agent (at the direction of the Required Lenders) and the Administrative Borrower, the burden or cost of providing a guarantee outweighs, or is excessive in light of, the benefits afforded thereby; provided that no Excluded Subsidiary shall (1) own any Capital Stock of any Loan Party or any other Person that owns or otherwise holds or controls (including through an exclusive license of) any Material Intellectual Property, or (2) own or otherwise hold or control (including through an exclusive license of) any Material Intellectual Property, except for non-exclusive licenses in the ordinary course of business; provided further that no Guarantor as of the Closing Date is an Excluded Subsidiary. “Excluded Swap Obligations”: with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee Obligation of such Guarantor with respect to, or the grant by such Guarantor of a Lien to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the

25 Commodity Exchange Act at the time such Guarantee Obligation of such Guarantor, or the grant by such Guarantor of such Lien, becomes effective with respect to such Swap Obligation. If such a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee Obligation or Lien is or becomes excluded in accordance with the first sentence of this definition. “Excluded Taxes”: any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on (i) the later of (A) the date on which such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.20) or (B) the Closing Date, or (ii) the date on which such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender's assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.17(f), (d) any U.S. federal withholding Taxes imposed under FATCA and (e) solely with respect to Revolving Loans, any withholding Taxes imposed with respect to payments made by Borrower, remitted by the Borrower or any Loan Party to the Israeli Tax Authorities in accordance with the provisions hereto, in accordance with the Israeli Income Tax Ordinance and the rules and regulations promulgated thereunder, and the Convention between the Government of the State of Israel and the Government of the United States of America with respect to taxes on income (such withholding Taxes, the “Specified Israeli Taxes”); provided that no amount of such Specified Israeli Taxes shall be Excluded Taxes if such Lender (A) has received an exemption from or reduction of such withholding rate from the Israeli Tax Authority (an “Israeli Tax Certificate”) and delivered a copy of such Israeli Tax Certificate to the Borrower, (B) is using commercially reasonable efforts to obtain an Israeli Tax Certificate or (C) used commercially reasonable efforts to obtain an Israeli Tax Certificate and was denied or otherwise failed to qualify for an Israeli Tax Certificate. “Existing SVB Credit Facility”: the credit facility governed by that certain Senior Secured Revolving Credit Agreement, dated as of September 2, 2022, among Pagaya Technologies Ltd., and Pagaya US Holding Company LLC, as the borrowers, the several lenders from time to time party thereto, Silicon Valley Bank, a division of First-Citizens Bank & Trust Company, as administrative agent, issuing lender and swingline lender, as the same may be amended, restated, amended and restated or otherwise modified from time to time prior to the Closing Date. “Extended Revolving Commitment”: as defined in Section 2.25(a). “Extended Term Loans”: as defined in Section 2.25(a). “Extending Lender”: as defined in Section 2.25(a). “Extension”: as defined in Section 2.25(a). “Extension Offer”: as defined in Section 2.25(a).

26 “Facility”: each of (a) the Term Loan Facility, (b) the L/C Facility (which is a sub-facility of the Revolving Facility), (c) the Swingline Facility (which is a sub-facility of the Revolving Facility) and (d) the Revolving Facility. “FATCA”: Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “Federal Funds Effective Rate”: for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published on the next succeeding Business Day by the Federal Reserve Bank of New York; provided that (a) if such day is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Effective Rate for such day shall be the average of the quotations (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) for such day for such transactions received by the Administrative Agent from three (3) commercial banks of recognized standing selected by it; provided, further, that if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. “Fee Letters”: the Agent Fee Letter and the Lender Fee Letters. “Financing Assets”: assets that are (a) Risk Retention Investments, (b) investments in consumer loans (including consumer auto loans and consumer real estate loans), consumer credit card receivables and securities in the ordinary course of business, (c) fee receivables (including related party receivables and consumer credit card receivables, solely to the extent and without duplication that they are not deemed to be investments pursuant to clause (b)) accrued in the ordinary course of business, and in each case the proceeds thereof and (d) other financial assets (as defined in the UCC) or any other related assets, rights or property or the proceeds therefrom. “Finance Lease Obligations”: subject to the final paragraph of the definition of “GAAP”, with respect to any Person, at the time any determination thereof is to be made, the obligations of such Person to pay rent or other amounts under any lease of (or other similar arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as finance leases on a balance sheet of such Person under GAAP (excluding the footnotes thereto) and, for purposes hereof, the amount of such obligations at any time will be the capitalized amount thereof at such time determined in accordance with GAAP. “Finance Leases”: subject to the final paragraph of the definition of “GAAP”, all leases that have been or are required to be, in accordance with GAAP as in effect on the Closing Date, recorded as finance leases. “Fixed Charge Coverage Ratio”: for any Test Period, the ratio of (a) the total for such period of Consolidated Adjusted EBITDA minus the sum, without duplication, of (i) all income taxes paid or payable in cash by the Group Members (including for this purpose any permitted tax distributions), plus (ii) all unfinanced Capital Expenditures and Capitalized Software Expenditures (defined as Capital Expenditures and Capitalized Software Expenditures for the Test Period, exclusive of the portion of

27 Capital Expenditures and Capitalized Software Expenditures financed during the Computation Period under permitted Finance Leases or other permitted Indebtedness (Indebtedness, for this purpose, does not include drawings under the Revolving Commitment)) of the Group Members, plus (iii) all amounts added back pursuant to clause (xviii) of the definition of “Consolidated Adjusted EBITDA” or similar adjustments pursuant to the second proviso to Section 1.7(b) to (b) the sum for such period of (i) Consolidated Interest Expense paid or payable in cash by the Group Members (excluding in all instances any interest paid in kind), net of interest income received in cash by the Group Members, plus (ii) scheduled payments of principal with respect to all Indebtedness (including the portion of scheduled payments under Finance Leases allocable to principal but excluding repayments of Revolving Loans and other Indebtedness subject to reborrowing to the extent not accompanied by a concurrent and permanent reduction of the Revolving Commitment (or equivalent loan commitment) plus (iii) scheduled Restricted Payments paid or payable in cash by the Group Members; provided, however, that in the case of any Permitted Acquisition, the deductions from Consolidated Adjusted EBITDA described in clause (a) above and the items described in clause (b) above shall, in each case, be excluded from this calculation to the extent they pertain to the target of such Permitted Acquisition prior to the date such Permitted Acquisition was consummated unless such calculations are being made on a Pro Forma Basis as otherwise permitted or required under this Agreement. “Flood Insurance Laws”: collectively, (i) the National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973) as now or hereafter in effect or any successor statute thereto, (ii) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (iii) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto and in each case, together with all statutory and regulatory provisions consolidating, amending, replacing, supplementing, implementing or interpreting any of the foregoing, as amended or modified from time to time. “Floor”: a rate of interest equal to 1.00% per annum. “Foreign Currency”: New Israeli Shekel. “Foreign L/C Sublimit”: as defined in the definition of “Total L/C Commitments”. “Foreign Lender”: (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. “Foreign Obligor”: is any Loan Party that is organized in a jurisdiction other than the United States (excluding any territories or possessions thereof). “Foreign Subsidiary”: any Subsidiary of the Borrower that is not a Domestic Subsidiary. “Founder”: any of Gal Krubiner, Yahav Yulzari and Avital Pardo. “Fronting Exposure”: at any time there is a Defaulting Lender, as applicable, (a) with respect to the Issuing Lender, such Defaulting Lender’s L/C Percentage of the outstanding L/C Exposure other than L/C Exposure as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swingline Lender, such Defaulting Lender’s Revolving Percentage of outstanding Swingline Loans made by the

28 Swingline Lender other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders. “Fund”: any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of its activities. “Funding Account”: the Revolving Loan Funding Account or the Term Loan Funding Account, as the context requires. “GAAP”: subject to Section 1.2(b), generally accepted accounting principles in the United States as in effect from time to time, except that for purposes of Section 7.1, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the most recent audited financial statements referred to in Section 4.1. In the event that any “Accounting Change” (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Borrower and the Required Lenders agree to enter into negotiations to amend such provisions of this Agreement so as to reflect equitably such Accounting Changes with the desired result that the criteria for evaluating the Borrower’s financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrower, the Administrative Agent and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred. “Accounting Changes” refers to changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC, or the adoption of IFRS. “General Dispositions Basket”: as defined in Section 7.5(p). “Global Intercompany Note”: a promissory note, reasonably satisfactory to the Administrative Agent (at the direction of the Required Lenders), evidencing all Indebtedness of the Group Members owed to other Group Members from time to time. “Governmental Approval”: any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority. “Governmental Authority”: the government of the United States, the State of Israel, or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank (including for the avoidance of doubt the Bank of Israel) or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank), and any group or body charged with setting accounting or regulatory capital rules or standards (including the Financial Accounting Standards Board, the Bank for International Settlements, the Basel Committee on Banking Supervision and any successor or similar authority to any of the foregoing). “Group Members”: the collective reference to the Borrower and its Subsidiaries; provided that any Person that is (i) not consolidated with the Borrower in accordance with GAAP or (ii) an SPV Subsidiary (unless such SPV Subsidiary is consolidated with the Borrower in accordance with GAAP), in either case, shall not be a Group Member.

29 “Guarantee and Collateral Agreement”: the Guarantee and Collateral Agreement to be executed and delivered by the Loan Parties, substantially in the form of Exhibit A. “Guarantee Obligation”: as to any Person (the “guaranteeing person”), any obligation, including a reimbursement, counterindemnity or similar obligation, of the guaranteeing person that guarantees or in effect guarantees, or which is given to induce the creation of a separate obligation by another Person (including any bank under any letter of credit) that guarantees or in effect guarantees, any Indebtedness (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith. “Guarantors”: a collective reference to each entity that has become a Guarantor under the Guarantee and Collateral Agreement and each other wholly-owned (other than as a result of the issuance or sale of shares of any such Subsidiary’s Capital Stock to qualify directors if required by applicable law) Subsidiary of the Borrower which has become a Guarantor pursuant to the requirements of Section 6.12 hereof and the Guarantee and Collateral Agreement, unless and until such entity becomes an Excluded Subsidiary or ceases to be a party to the Loan Documents in a transaction permitted hereby. Notwithstanding the foregoing or any contrary provision herein or in any other Loan Document, (i) no Excluded Subsidiary shall be required to be a Guarantor, and no Subsidiary shall be required to become a Guarantor if, in the reasonable judgment of the Administrative Agent (at the direction of the Required Lenders) and the Administrative Borrower, the burden or cost of providing a guarantee shall be excessive in view of the benefits to be obtained by the Secured Parties therefrom and (ii) the Borrower may from time to time, upon notice to the Administrative Agent, elect (x) to cause any subsidiary that would otherwise be an Excluded Subsidiary to become a Guarantor hereunder (but shall have no obligation to do so), subject to the satisfaction of guarantee and collateral requirements consistent with Section 6.12 or otherwise reasonably acceptable to the Borrower and the Administrative Agent (acting at the direction of the Required Lenders) or (y) to cause any Subsidiary that would otherwise become an Excluded Subsidiary and be automatically released from its Guarantee Obligations under the Loan Documents to remain a Guarantor thereunder. “Guaranty Account”: as defined in Section 7.21(b). “IFRS”: international accounting standards within the meaning of IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements delivered under or referred to herein.

30 “IIA”: the Israel Innovation Authority of the Israeli Ministry of the Economy. “Illegality Notice”: as defined in Section 2.16(a). “Immaterial Subsidiary”: at any date of determination, any Subsidiary of any Loan Party (other than a Borrower or a Guarantor) designated as such by the Administrative Borrower in writing to the Administrative Agent and which as of such date (a) holds assets representing 5% or less of the Borrower’s consolidated total assets as of such date (determined in accordance with GAAP), (b) has generated less than 5% of the Borrower’s consolidated total revenues determined in accordance with GAAP for the four fiscal quarter period ending on the last day of the most recent period for which financial statements have been delivered after the Closing Date pursuant to Section 6.1(b); provided that all Subsidiaries that are individually “Immaterial Subsidiaries” shall not have aggregate consolidated total assets that would represent 10% or more of the Borrower’s consolidated total assets as of such date or have generated 10% or more of the Borrower’s consolidated total revenues for such four fiscal quarter period, in each case determined in accordance with GAAP, (c) owns no Capital Stock of any Subsidiary that is not an Immaterial Subsidiary, (d) owns or otherwise holds or controls (including through an exclusive license) no Material Intellectual Property; provided that if the Borrower elects to have an Immaterial Subsidiary become a Guarantor, such Subsidiary may own such Capital Stock or Material Intellectual Property, and will no longer be considered an “Immaterial Subsidiary” for any purposes under the Loan Documents, so long as such Subsidiary remains a Guarantor and (e) does not Guarantee, or otherwise provide any credit support for, any Indebtedness of the Loan Parties. As of the Closing Date, the Immaterial Subsidiaries are listed on Schedule 4.15. “Increase Effective Date”: as defined in Section 2.23(c). “Incremental Facility”: as defined in Section 2.23(a). “Incremental Ratio Amount”: as defined in the definition of “Maximum Incremental Facilities Amount”. “Incremental Revolving Increase”: as defined in Section 2.23(a). “Incremental Term Loan”: as defined in Section 2.23(a). “Indebtedness”: of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than (i) current trade payables incurred in the ordinary course of such Person’s business, (ii) DP Amounts, Earn-Out Obligations, purchase price adjustments and indemnity obligations, in the case of this clause (ii), unless and until the amount of the asserted payment is reasonably determined and becomes a liability on the balance sheet of the person in accordance with GAAP (other than references thereto in the footnotes), (iii) trade accounts payable and accrued obligations incurred in the ordinary course of business which are not overdue by more than forty-five (45) days, (iv) the financing of insurance premiums and (v) any such obligations payable solely through the issuance of Capital Stock (which is not Disqualified Stock)), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Finance Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under or in respect of bankers’ guarantees or acceptances, letters of credit, surety bonds or similar arrangements (provided that

31 obligations in respect of bankers’ guarantees or acceptances, letters of credit, surety bonds or similar arrangements issued in support of obligations not otherwise constituting Indebtedness shall not constitute Indebtedness except to the extent such bankers’ guarantees or acceptances, letters of credit, surety bonds or similar arrangements are drawn and not reimbursed within three (3) Business Days of such drawing), (g) all obligations of such Person in respect of Disqualified Stock, (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above, (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation (with the amount of such Indebtedness outstanding being deemed to be the lesser of (1) the principal amount of such obligations outstanding and (2) the value of the assets of such Person securing such Indebtedness), and (j) the net obligations of such Person in respect of Swap Agreements. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor. The amount of any net obligation under any Swap Agreement on any date shall be deemed to be zero unless and until such Indebtedness in respect of such Swap Obligation shall be terminated, in which case, the amount of such Indebtedness shall be the Swap Termination Value thereof as of such date. “Indemnified Taxes”: (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitee”: as defined in Section 10.5(b). “Information”: as defined in Section 10.17. “Initial Term Loan”: as defined in Section 2.1(a)(i). “Initial Term Loan Commitment”: as to any Initial Term Loan Lender, the obligation of such Lender, if any, to make an Initial Term Loan to Pagaya US on the Closing Date in an aggregate principal amount not to exceed the amount set forth under the heading “Initial Term Loan Commitment” opposite such Lender’s name on Schedule 1.1A (as such Schedule 1.1A may be amended from time to time pursuant to Section 2.23, if any Incremental Term Loans are advanced thereunder (excluding the Second Amendment Term Commitments)). The original aggregate principal amount of the Initial Term Loan Commitments was $255,000,000 as of the Closing Date. “Initial Term Loan Lender”: each Lender that has an Initial Term Loan Commitment or that holds an Initial Term Loan outstanding hereunder. “Initial Term Loan Percentage”: as to any Initial Term Loan Lender at any time, the percentage which such Lender’s unused Initial Term Loan Commitments and funded Initial Term Loans then constitutes of the aggregate unused Initial Term Loan Commitments and funded Initial Term Loans of all Initial Term Loan Lenders. “Insolvency Proceeding”: (a) any case, action or proceeding (including an Israeli Insolvency Proceeding) before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar

32 arrangement in respect of any Person’s creditors generally or any substantial portion of such Person’s creditors, in each case undertaken under Israeli, U.S. Federal, state or foreign law, including any Debtor Relief Law. “Intellectual Property”: the collective reference to all rights, priorities and privileges in, to or under intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses and proprietary technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom. “Intellectual Property Security Agreement”: an intellectual property security agreement entered into between a Loan Party and the Administrative Agent pursuant to the terms of the Guarantee and Collateral Agreement in form and substance reasonably satisfactory to the Administrative Agent (at the direction of the Required Lenders), together with each other intellectual property security agreement and supplement thereto delivered pursuant to Section 6.12, in each case as amended, restated, supplemented or otherwise modified from time to time. “Interest Payment Date”: (a) as to any ABR Loan (including any Swingline Loan), the last Business Day of each calendar quarter to occur while such Loan is outstanding and the final maturity date of such Loan, (b) as to any SOFR Loan, (i) having an Interest Period of three (3) months or less, the last Business Day of such Interest Period and the final maturity date of such Loan and (ii) having an Interest Period longer than three (3) months, each Business Day that is three (3) months after the first (1st) day of such Interest Period, the last Business Day of such Interest Period and the final maturity date of such Loan, and (c) as to any Loan, the date of any repayment or prepayment made in respect thereof. “Interest Period”: as to any SOFR Loan, (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such SOFR Loan and ending on the numerically corresponding day in the month that is one (1) or three (3) months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent in its Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such SOFR Loan and ending on the numerically corresponding day in the month that is one (1) or three (3) months thereafter, as selected by the Borrower in a Notice of Conversion/Continuation delivered to the Administrative Agent not later than 10:00 A.M. on the date that is three (3) U.S. Government Securities Business Days prior to the last day of the then current Interest Period with respect thereto; provided that all of the foregoing provisions relating to Interest Periods are subject to the following: (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day; (ii) the Borrower may not select an Interest Period under a particular Facility that would extend beyond the Revolving Termination Date (in the case of Revolving Facility) or beyond the Term Loan Maturity Date (in the case of Term Loans); (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

33 (iv) no tenor that has been removed from this definition pursuant to Section 2.14(b) shall be available for specification in any Notice of Borrowing or Notice of Conversion/Continuation. “Interest Rate Agreement”: any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement, each of which is (a) for the purpose of hedging the interest rate exposure associated with Borrower’s and its Subsidiaries’ operations, and (b) not for speculative purposes. “Inventory”: all “inventory,” as such term is defined in the UCC, now owned or hereafter acquired by any Group Member, wherever located, and in any event including inventory, merchandise, goods and other personal property that are held by or on behalf of any Group Member for sale or lease or are furnished or are to be furnished under a contract of service, or that constitutes raw materials, work in process, finished goods, returned goods, or materials or supplies of any kind used or consumed or to be used or consumed in such Group Member’s business or in the processing, production, packaging, promotion, delivery or shipping of the same, including all supplies and embedded software. “Investments”: as defined in Section 7.7. “IRS”: the United States Internal Revenue Service, or any successor thereto. “ISP”: with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance). “Israeli Insolvency Proceeding” means any proceeding by or against any Person under the Israeli Companies Ordinance 5743-1983, the Israeli Companies Law 5759-1999, the Israeli Insolvency and Economic Rehabilitation Law 5788-2018, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, receivership or other relief. “Israeli Lender”: any Lender organized under the laws of the State of Israel that is a banking corporations as defined under Israeli Banking Law (Licensing) 5741-1981. “Israeli Loan Party”: Pagaya Parent and each other Guarantor organized under the laws of the State of Israel from time to time party to the Loan Documents. “Israeli Tax Certificate”: as defined in the definition of “Excluded Taxes”. “Issuing Lender”: as the context may require, (a) VNB or any Affiliate thereof, in its capacity as issuer of any Letter of Credit (including, without limitation, each Existing Letter of Credit), and (b) any other Lender or an Affiliate thereof that may become an Issuing Lender pursuant to Section 3.11 or 3.12, with respect to Letters of Credit issued by such Lender or its Affiliate. The Issuing Lender may, in its discretion and with written notice to the Administrative Agent, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Lender or other financial institutions, in which case the term “Issuing Lender” shall include any such Affiliate or other financial institution with respect to Letters of Credit issued by such Affiliate or other financial institution. “Issuing Lender Fees”: as defined in Section 3.3(a).

34 “Judgment Currency”: as defined in Section 10.19. “L/C Advance”: each L/C Lender’s funding of its participation in any L/C Disbursement in accordance with its L/C Percentage of the L/C Commitment. “L/C Commitment”: as to any L/C Lender, the obligation of such L/C Lender, if any, to purchase an undivided interest in the Issuing Lenders’ obligations and rights under and in respect of each Letter of Credit (including to make payments with respect to draws made under any Letter of Credit pursuant to Section 3.5(b)) in an aggregate Dollar Equivalent principal amount not to exceed the amount set forth under the heading “L/C Commitment” opposite such L/C Lender’s name on Schedule 1.1A or in the Assignment and Assumption pursuant to which such L/C Lender becomes a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The L/C Commitment is a sublimit of the Revolving Commitment and the aggregate amount of the L/C Commitments shall not exceed the amount of the Total L/C Commitments at any time. “L/C Disbursements”: a payment or disbursement made by the Issuing Lender pursuant to a Letter of Credit. “L/C Exposure”: at any time, the sum of (a) the aggregate undrawn Dollar Equivalent amount of all outstanding Letters of Credit at such time, and (b) the aggregate Dollar Equivalent amount of all L/C Disbursements that have not yet been reimbursed or converted into Revolving Loans or Swingline Loans at such time. The L/C Exposure of any L/C Lender at any time shall equal its L/C Percentage of the aggregate L/C Exposure at such time. “L/C Facility”: the L/C Commitments and the extensions of credit made thereunder. “L/C Lender”: a Lender with an L/C Commitment. “L/C Percentage”: as to any L/C Lender at any time, the percentage of the Total L/C Commitments represented by such L/C Lender’s L/C Commitment, as such percentage may be adjusted as provided in Section 2.21. “L/C-Related Documents”: collectively, each Letter of Credit, all applications for any Letter of Credit (and applications for the amendment of any Letter of Credit) submitted by the Borrower to the Issuing Lender and any other document, agreement and instrument relating to any Letter of Credit, including any of the Issuing Lender’s standard form documents for letter of credit issuances. “Lender Fee Letters”: (a) the letter agreement dated February 2, 2024, between the Borrower and the Lenders providing Initial Term Loan Commitments, (b) the letter agreement dated February 2, 2024, between the Borrower and the Revolving Lenders and (c) the Second Amendment Fee Letter. “Lenders”: as defined in the preamble hereto; provided that unless the context otherwise requires, each reference herein to the Lenders shall be deemed to include the Issuing Lender, any L/C Lender and the Swingline Lender. “Letter of Credit”: as defined in Section 3.1(a) and including each Existing Letter of Credit. “Letter of Credit Availability Period”: the period from and including the Closing Date to but excluding the Letter of Credit Maturity Date.

35 “Letter of Credit Fees”: as defined in Section 3.3(a). “Letter of Credit Fronting Fees”: as defined in Section 3.3(a). “Letter of Credit Maturity Date”: the date occurring fifteen (15) days prior to the Revolving Termination Date then in effect (or, if such day is not a Business Day, the next preceding Business Day). “Lien”: any mortgage, deed of trust, pledge, hypothecation, collateral assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any finance lease having substantially the same economic effect as any of the foregoing). “Limited Condition Acquisition”: means any Permitted Acquisition or other similar Investment permitted by this Agreement, including by way of merger, by the Borrower or one or more of the other Group Members permitted pursuant to this Agreement whose consummation is not conditioned upon the availability of, or on obtaining, third party financing; provided, that in the event the consummation of any such Permitted Acquisition or other similar permitted Investment shall not have occurred on or prior to the date that is one hundred twenty (120) days following the signing of the applicable acquisition agreement, such Permitted Acquisition or other similar permitted Investment shall no longer constitute a Limited Condition Acquisition for any purpose. “Limited Guaranty”: means a customary unsecured “bad acts” guaranty for Permitted Risk Retention Facilities, Permitted Secured Financings, sponsored securitizations, warehouse facilities and other similar facilities or financings, or a guaranty or similar agreement which may cover any losses incurred after (i) the occurrence of customary “bad acts”, (ii) a bankruptcy, (iii) the incurrence of non- permitted Indebtedness and (iv) fees and expenses (x) incurred following the occurrence of customary “bad acts” or (y) related to enforcing the Limited Guaranty. “Liquidity Certificate”: a liquidity certificate in substantially the form of Exhibit N. “Liquidity Computation Period”: for each calendar month ending on or after January 31, 2024, means the period of five (5) consecutive days prior to the end of each such month through and including the five (5) consecutive days after the end of such month. “Loan”: any loan made or maintained by any Lender pursuant to this Agreement. “Loan Documents”: this Agreement, each Security Document, each Note, the Fee Letters, each Assignment and Assumption, each Compliance Certificate, each Liquidity Certificate, each Notice of Borrowing, each Notice of Conversion/Continuation, the Solvency Certificate, the Collateral Information Certificate, each L/C-Related Document, each subordination or intercreditor agreement and any agreement creating or perfecting rights in cash collateral pursuant to the provisions of Section 3.10, or otherwise, any other agreement, document or instrument designated as a “Loan Document” by the parties thereto, and any amendment, waiver, supplement or other modification to any of the foregoing. “Loan Parties”: the Borrower and each Guarantor. “Material Adverse Effect”: (a) a material adverse change in, or a material adverse effect on, the operations, business, assets, properties, liabilities (actual or contingent), or financial condition of the Group Members, taken as a whole; (b) a material impairment of the rights and remedies, taken as a whole,

36 of the Administrative Agent and the Lenders under any Loan Document, or of the ability of the Loan Parties, taken as a whole, to perform their obligations under the Loan Documents; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any material Loan Document to which it is a party, including a material impairment in the perfection or priority of the Administrative Agent’s Lien in any material Collateral or in the value of such Collateral. “Material Intellectual Property”: any Intellectual Property that, individually or collectively, is material to the business of the Group Members, taken as a whole (as reasonably determined by the Borrower in good faith). “Materials of Environmental Concern”: any substance, material or waste that is defined, regulated, governed or otherwise characterized under any Environmental Law as hazardous or toxic or as a pollutant or contaminant (or by words of similar meaning and regulatory effect), any petroleum or petroleum products, asbestos, polychlorinated biphenyls, urea-formaldehyde insulation, molds or fungus, and radioactivity, radiofrequency radiation at levels known to be hazardous to human health and safety. “Maximum Incremental Facilities Amount” means at any date of determination, the sum of (a) $25,000,000 (minus, without duplication, outstanding amounts incurred or commitments obtained prior to the date of determination in respect of all Incremental Facilities in reliance on this clause (a)), plus (b) an amount equal to all voluntary prepayments of, repurchases and/or cancellations (in an amount equal to the notional principal amount of the loans so repaid or cancelled) of any Term Loans (other than Incremental Term Loans incurred in reliance on the Incremental Ratio Amount) or Revolving Loans (in the case of Revolving Loans, to the extent accompanied by a permanent reduction in the commitments therefor) (other than Incremental Revolving Increases incurred in reliance on the Incremental Ratio Amount), in each case, to the extent not made with the proceeds of any long-term Indebtedness (excluding, for the avoidance of doubt, proceeds of any revolving credit facility (including the Revolving Facility)) plus (c) an additional unlimited amount if, after giving pro forma effect to the incurrence of such additional amount (and the use of proceeds thereof), with respect to any Incremental Facility (i) to be secured on a pari passu basis with the Obligations, the Consolidated First Lien Leverage Ratio calculated on a Pro Forma Basis for the Test Period then most recently ended is equal to or less than 2.00:1.00 (or, solely with respect to any Additional Second Amendment Term Loans (as defined in the Second Amendment) funded pursuant to the terms of the Second Amendment after the Second Amendment Effective Date but on or prior to December 31, 2024, in an aggregate principal amount not to exceed $28,000,000, 2.25:1:00) (x) assuming for this purpose that the full amount of any Incremental Revolving Increase that is proposed to be established on such date is incurred (whether or not actually borrowed) and (y) with all proceeds from any Incremental Facility not being netted from Consolidated Funded Indebtedness in calculating the numerator of such Consolidated First Lien Leverage Ratio, but giving full pro forma effect to the use of proceeds of the entire amount of such Indebtedness and the related transactions), (ii) to be secured on a junior basis with the Obligations, the Consolidated Secured Leverage Ratio calculated on a Pro Forma Basis for the Test Period then most recently ended is equal to or less than 2.75:1.00 (x) assuming for this purpose that the full amount of any Incremental Revolving Increase that is proposed to be established on such date is incurred (whether or not actually borrowed) and (y) with all proceeds from any Incremental Facility not being netted from Consolidated Funded Indebtedness in calculating the numerator of such Consolidated Secured Leverage Ratio, but giving full pro forma effect to the use of proceeds of the entire amount of such Indebtedness and the related transactions) and (iii) to be unsecured, the Consolidated Total Leverage Ratio calculated on a Pro Forma Basis for the Test Period then most recently ended is equal to or less than 3.00:1.00 (x) assuming for this purpose that the full amount of any Incremental Revolving Increase that is proposed to be established on such date is incurred (whether or not actually borrowed) and (y) with all proceeds from any Incremental Facility not being netted from Consolidated Funded Indebtedness in calculating the numerator of such Consolidated Total Leverage Ratio, but giving

37 full pro forma effect to the use of proceeds of the entire amount of such Indebtedness and the related transactions) (the Indebtedness permitted to be incurred pursuant to preceding clause (c), “Incremental Ratio Amount”). “Maximum Rate”: as defined in Section 10.9. “Minimum Extension Condition”: as defined in Section 2.25(b). “Minimum Tranche Amount”: as defined in Section 2.25(b). “Minority Lender”: as defined in Section 10.1(b). “Moody’s”: Moody’s Investors Service, Inc. “Mortgaged Properties”: the real properties as to which, pursuant to Section 6.12(b), the Administrative Agent, for the benefit of the Secured Parties, shall be granted a Lien pursuant to the Mortgages. “Mortgages”: each of the mortgages, deeds of trust, deeds to secure debt or such equivalent documents hereafter entered into and executed and delivered by one or more of the Loan Parties to the Administrative Agent, in each case, as such documents may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time and in form and substance reasonably acceptable to the Administrative Agent (at the direction of the Required Lenders). “Multiemployer Plan”: a “multiemployer plan” (within the meaning of Section 3(37) of ERISA) that is subject to Title IV of ERISA to which any Loan Party or any ERISA Affiliate thereof makes, is making, or is obligated to make contributions, or to which it has any liability. “Net Cash Proceeds”: means, with respect to (A) any Asset Sale or any Recovery Event, the excess, if any, of (a) the sum of cash and Cash Equivalents received in connection with such transaction (including any cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received and excluding business interruption and delay in completion insurance proceeds) over (b) the sum of (i) the amount of any Indebtedness that is secured by such asset and that is required to be repaid in connection with such transaction (other than (x) Indebtedness under the Loan Documents and other Indebtedness that is secured by a Lien on the Collateral on a pari passu basis with the Loans and (y) Indebtedness that is secured by the Collateral on a junior basis to the Loans), including secured Indebtedness repaid in order to obtain a necessary consent to such Asset Sale or Recovery Event or required to be repaid by applicable law, (ii) the reasonable out-of- pocket expenses incurred by the Borrower or any other Group Member (in each case, other than Indebtedness described in clause (x) or (y) in the parenthetical above in this clause (b)(i)) in connection with such transaction, (iii) all federal, state, provincial, foreign and local taxes arising in connection with such Asset Sale or Recovery Event that are paid or required to be accrued as a liability under GAAP by the Borrower or another Group Member, and (iv) all contractually required distributions and other payments made to minority interest holders (other than Affiliates of a Group Member) in Group Members of such Person as a result of such Asset Sale or Recovery Event which would otherwise constitute Net Cash Proceeds, and (B) in the case of any issuance of Capital Stock or Indebtedness, the aggregate cash payments received by the Borrower and the other Group Members less customary fees, taxes and expenses (including legal fees, investment banking fees, costs, underwriting discounts and commissions) incurred by the Borrower and the other Group Members in connection therewith.

38 “Non-Consenting Lender”: any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all Affected Lenders in accordance with the terms of Section 10.1 and (b) has been approved by the Required Lenders. “Non-Defaulting Lender”: at any time, each Lender that is not a Defaulting Lender at such time. “Not Otherwise Applied” means, with reference to any amount of net proceeds of any transaction or event, that such amount (a) was not required to be applied to prepay the Loans pursuant to this Agreement, and (b) was not previously (and is not concurrently being) applied in determining the permissibility of a transaction under the Loan Documents where such permissibility was or is (or may have been) contingent on receipt of such amount or utilization of such amount for a specified purpose. “Note”: a Term Loan Note, a Revolving Loan Note or a Swingline Loan Note. “Notice of Borrowing”: a notice substantially in the form of Exhibit J. “Notice of Conversion/Continuation”: a notice substantially in the form of Exhibit K. “Obligations”: (a) the unpaid principal of and interest on (including interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any Insolvency Proceeding relating to any Loan Party, whether or not a claim for post- filing or post-petition interest is allowed or allowable in such proceeding) the Loans and all other obligations and liabilities (including any fees or expenses that accrue after the filing of any petition in bankruptcy, or the commencement of any Insolvency Proceeding relating to any Loan Party, whether or not a claim for post-filing or post-petition interest is allowed or allowable in such proceeding) of the Loan Parties (and the other Group Members in the case of obligations in respect of Cash Management Services provided by a Cash Management Bank) to the Administrative Agent, the Issuing Lender, any other Lender, any applicable Cash Management Bank, and any Qualified Counterparty, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letters of Credit, any Specified Cash Management Agreement, any Specified Swap Agreement or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, payment obligations, fees, indemnities, costs, expenses (including all reasonable and documented out-of-pocket fees, charges and disbursements of counsel to the Administrative Agent, the Issuing Lender, any other Lender, any applicable Cash Management Bank, to the extent that any applicable Specified Cash Management Agreement requires the reimbursement by any applicable Group Member of any such expenses, and any Qualified Counterparty) that are required to be paid by any Group Member pursuant any Loan Document, Specified Cash Management Agreement, Specified Swap Agreement or otherwise and (b) Erroneous Payment Subrogation Rights. The Obligations shall not include (i) any obligations arising under any warrants or other equity instruments issued by any Loan Party to any Lender, or (ii) solely with respect to any Guarantor that is not a Qualified ECP Guarantor, any Excluded Swap Obligations of such Guarantor. “OFAC”: the Office of Foreign Assets Control of the United States Department of the Treasury and any successor thereto. “OID”: as defined in Section 10.24. “Operating Documents”: for any Person as of any date, such Person’s constitutional documents, formation documents and/or certificate of incorporation (or equivalent thereof), as certified (if applicable)

39 by such Person’s jurisdiction of formation as of a recent date, and, (a) if such Person is a corporation, its bylaws or memorandum and articles of association (or equivalent thereof) in current form, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto. “Other Applicable Indebtedness”: as defined in Section 2.9(d). “Other Connection Taxes”: with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes”: all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.20). “Overadvance”: as defined in Section 2.5. “Pagaya Parent”: as defined in the preamble hereto. “Pagaya US”: as defined in the preamble hereto. “Participant”: as defined in Section 10.6(d). “Participant Register”: as defined in Section 10.6(d). “Patriot Act”: the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, Title III of Pub. L. 107-56, signed into law October 26, 2001. “Payment Deferral Period”: as defined in 7.21(b). “Payment Deferral Period Outside Date”: with respect to any Payment Deferral Period, if an Event of Default giving rise to such Payment Deferral Period is (a) a Specified Event of Default, such Payment Deferral Period will end on the date that such Specified Event of Default is cured or waived, (b) an Event of Default under Section 7.1, such Payment Deferral Period will end on the date that is 225 days following the start of such Payment Deferral Period or (c) any other Event of Default, such Payment Deferral Period will end on the date that is 135 days following the start of such Payment Deferral Period. “Payment Recipient”: as defined in Section 9.14(a). “PBGC”: the Pension Benefit Guaranty Corporation, or any successor thereto. “Pension Plan”: an employee benefit plan (as defined in Section 3(3) of ERISA) other than a Multiemployer Plan (a) that is or was at any time maintained or sponsored by any Loan Party or any

40 ERISA Affiliate thereof or to which any Loan Party or any ERISA Affiliate thereof has ever made, or was obligated to make, contributions, (b) that is or was subject to Section 412 of the Code, Section 302 of ERISA or Title IV of ERISA, and (c) with respect to which a Loan Party has or would reasonably be expected to have any liability. “Periodic Term SOFR Determination Day”: as defined in the definition of “Term SOFR”. “Permitted Acquisition”: any acquisition of all or substantially all the assets of, or all the Equity Interests (other than directors’ qualifying shares) in, a Person or division or line of business of a Person (or any subsequent investment made in a Person, division or line of business previously acquired in a Permitted Acquisition) where the Borrower has given the Administrative Agent at least twenty Business Days’ prior written notice of the closing (or if execution of the related purchase agreement or similar agreement will occur simultaneously with closing, then ten Business Days prior notice, or such shorter period as the Administrative Agent (at the direction of the Required Lenders) may agree to) of any such purchase or acquisition; provided that immediately after giving effect thereto: (a) subject to Section 1.6, immediately before and immediately after giving effect to any such purchase or other acquisition, no Event of Default shall have occurred and be continuing or would result therefrom; (b) the total consideration paid by the Loan Parties for (i) the acquisition, directly or indirectly, of any Person that does not become a Loan Party and (ii) in the case of an asset acquisition, assets that are not acquired by a Loan Party, when taken together with the total consideration paid by the Loan Parties for all such acquired Persons and assets acquired after the Closing Date, shall not exceed $15,000,000 during the term of this Agreement; and (c) the total consideration paid by the Loan Parties for all Permitted Acquisitions after the Closing Date shall not exceed $100,000,000 at the time of any such Permitted Acquisition; provided that this limitation shall not apply to any acquisition to the extent such acquisition is made with Capital stock that is not Disqualified Stock, the proceeds of sales of or equity contributions in respect of, Capital Stock that is not Disqualified Stock and, in each case, so long as Not Otherwise Applied (and for the avoidance of doubt, not constituting Cure Amounts) and not with any cash or other assets of the Group Members; (d) subject to Section 1.6, compliance on a Pro Forma Basis with Section 7.1; (e) the Group Members shall be in compliance with Section 7.16; (f) all transactions related thereto shall have been consummated in all material respects in accordance with applicable Requirements of Law; and (g) the Borrower shall provide to the Administrative Agent as soon as available but in any event not later than five (5) Business Days after the execution thereof, a copy of any executed purchase agreement or similar agreement with respect to any such purchase or acquisition. “Permitted Convertible Indebtedness” means senior, unsecured Indebtedness of the Borrower in an aggregate principal amount not to exceed $175,000,000 that is convertible into or exchangeable for shares of Common Stock of Pagaya Parent (or other securities or property following a merger event,

41 reclassification or other change of the Common Stock of Pagaya Parent), cash or a combination thereof (such amount of cash determined by reference to the price of Pagaya Parent’s Common Stock or such other securities or property), and cash in lieu of fractional shares of Common Stock of Pagaya Parent, in each case, on terms reasonably acceptable to the Required Lenders (it being understood and agreed that the terms substantially consistent with the term sheet disclosed to the Lenders prior to the date hereof are acceptable to the Required Lenders), which terms shall include but not be limited to: (i) the scheduled maturity date shall not be prior to the latest Revolving Termination Date and latest Term Loan Maturity Date, (ii) the Weighted Average Life To Maturity (determined without giving effect to prepayments that reduce amortization) of such Permitted Convertible Indebtedness shall not be prior to or shorter than that applicable to the Term Loans, (iii) at least 85% of the proceeds of such Permitted Convertible Indebtedness will be applied within 90 days after the date of issuance thereof to repay any Permitted Secured Financings and/or Permitted Risk Retention Facilities, (iv) such Permitted Convertible Indebtedness shall not be guaranteed by any Person that is not a Loan Party, (v) no financial maintenance covenants, and (vi) an all-in interest rate not to exceed 7% per annum. “Permitted Equity” means (i) common equity, (ii) any Capital Stock that is not Disqualified Stock or (iii) other preferred Capital Stock or other instruments (in the case of clause (iii), having terms reasonably acceptable to the Administrative Agent (at the direction of the Required Lenders)). “Permitted Holder”: (i) each Founder and each Founder's spouse, siblings, descendants (including children or grandchildren by adoption) and the descendants of any of their siblings; (ii) any spouse or domestic partner of any Person described in clause (i) that receives any Common Stock pursuant to a court order or upon divorce, as required by settlement, order or decree, or as required by a domestic relations settlement, order or decree; (iii) in the event of the incompetence or death of any of the Persons described in clause (i) or (ii), such Person's estate, executor, administrator, committee or other personal representative, in each case who at any particular date shall beneficially own or have the right to acquire, directly or indirectly, the relevant Common Stock; (iv) any trust created for the benefit of the Persons described in clause (i), (ii) or (iii) or any trust for the benefit of any such trust; or (v) any Person Controlled by any of the Persons described in clause (i), (ii), (iii) or (iv). “Permitted Refinancing Indebtedness” any Indebtedness (the “Refinancing Indebtedness”), the proceeds of which are used to refinance, refund, renew, extend or replace outstanding Indebtedness (such outstanding Indebtedness, the “Refinanced Indebtedness”); provided that (a) the principal amount (or accreted value, if applicable) of such Refinancing Indebtedness (including any unused commitments thereunder) is not greater than the principal amount (or accreted value, if applicable) of the Refinanced Indebtedness at the time of such refinancing, refunding, renewal, extension or replacement, except by an amount equal to any original issue discount thereon and the amount of unpaid accrued interest and premium thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such refinancing, refunding, renewal, extension or replacement, and by an amount equal to any existing commitments thereunder that have not been utilized at the time of such refinancing, refunding, renewal, extension or replacement (provided that, the principal amount of such Indebtedness may exceed the amount set forth in this clause (a) so long as such additional principal amount was otherwise permitted to be incurred pursuant to Section 7.2; and provided, further, that such excess amount was a utilization (prior to the date of such refinancing) of such other provision(s) under Section 7.2 in the amount of such excess); (b) other than in the case of customary “bridge” facilities (so long as the long term debt into which any such customary “bridge” facility is to be automatically converted or may be converted at the Borrower’s option on customary terms satisfies the following requirements); provided further in each case of clauses (a) and (b), the final stated maturity and Weighted Average Life To Maturity (determined without giving effect to prepayments that reduce amortization) of such Refinancing Indebtedness shall not be prior to or shorter than that applicable to the Refinanced Indebtedness and such

42 Refinancing Indebtedness does not require any scheduled payment of principal, mandatory repayment, redemption or repurchase that is materially more favorable to the holders of the Refinancing Indebtedness than the corresponding terms (if any) of the Refinanced Indebtedness; (c) such Refinancing Indebtedness shall not be secured by (i) Liens on assets other than assets securing the Refinanced Indebtedness at the time of such refinancing, refunding, renewal, extension or replacement and extensions thereof or improvements thereon (unless such assets become Collateral) or (ii) Liens having a higher priority than the Liens, if any, securing the Refinanced Indebtedness at the time of such refinancing, refunding, renewal, extension or replacement; (d) such Refinancing Indebtedness shall not be guaranteed by or otherwise recourse to any Person other than the Person(s) to whom the Refinanced Indebtedness is recourse or by whom it is guaranteed, in each case as of the time of such refinancing, refunding, renewal, extension or replacement (unless such other Person becomes a Guarantor); (e) to the extent such Refinanced Indebtedness is subordinated in right of payment to the Obligations (or the Liens securing such Indebtedness were originally contractually subordinated to the Liens securing the Collateral pursuant to the Security Documents), such refinancing, refunding, renewal, extension or replacement is subordinated in right of payment to the Obligations (or the Liens securing such Indebtedness shall be subordinated to the Liens securing the Collateral pursuant to the Security Documents) on terms at least as favorable to the Lenders as those contained in the documentation governing such Refinanced Indebtedness or otherwise reasonably acceptable to the Administrative Agent (acting at the direction of the Required Lenders); and (f) the covenants with respect to such Refinancing Indebtedness, when taken as a whole, are not materially more restrictive to the Borrower and the other Group Members than those in the Refinanced Indebtedness (taken as a whole) as determined by the Borrower in good faith. “Permitted Risk Retention Facility”: a financing (however structured) that (a) complies with the Risk Retention Requirements, (b) is extended by a Person that is not a Group Member to the Borrower and/or any other Group Member and (c) is secured only by Risk Retention Investments. “Permitted RR Payments”: as defined in Section 7.21(a). “Permitted Secured Financing”: in which the Borrower or any Group Member sells or transfers Financing Assets to an SPV Subsidiary which issues or incurs debt that is secured by the cash flows from such Financing Assets to a Person that is not a Group Member; provided that such Indebtedness is non- recourse to any Loan Party or other Group Member (other than pursuant to a Limited Guaranty). “Permitted Seller Debt”: the unsecured Indebtedness (other than Earn-Out Obligations and DP Amounts) owing to the sellers of assets or Capital Stock to a Group Member that is incurred by a Group Member in connection with the consummation of one or more Permitted Acquisitions, so long as (i) with respect to any such Indebtedness that requires cash interest or principal payments while any Obligations remain outstanding, the aggregate principal amount for all such unsecured Indebtedness does not exceed $2,500,000 at any one time outstanding and such Indebtedness is otherwise on terms and conditions reasonably acceptable to the Administrative Agent (acting at the direction of the Required Lenders), and (ii) any such Indebtedness is subordinated to the Obligations on terms and conditions reasonably acceptable to the Administrative Agent (acting at the direction of the Required Lenders). “Person”: any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan”: an employee benefit plan (as defined in Section 3(3) of ERISA) other than a Multiemployer Plan which is or was at any time maintained or sponsored by any Loan Party or any Subsidiary thereof or to which any Loan Party or any Subsidiary thereof has ever made, or was obligated to make, contributions, including a Pension Plan, and a Qualified Plan.

43 “Planned Consideration”: as defined in clause (b)(ix) of the definition of “Excess Cash Flow”. “Platform”: is any of Debt Domain, Intralinks, Syndtrak, DebtX or a substantially similar electronic transmission system. “Prime Rate”: the rate of interest per annum last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve System in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve System (as determined by the Administrative Agent). Any change in the Prime Rate shall take effect at the opening of business on the day such change is publicly announced or quoted as being effective. “Pro Forma Basis” or “pro forma effect”: with respect to compliance with any test or covenant or calculation hereunder, the determination or calculation of such test, covenant or ratio (including in connection with Specified Transactions) in accordance with Section 1.7. “Protected Transaction”: (i) a prepayment of Term Loans pursuant to Sections 2.8, 2.9(a) or 2.9(b), (ii) any required assignment by a Minority Lender pursuant to Section 2.20 or (iii) the acceleration of the Loans, the commencement of an insolvency proceeding against the Borrower, foreclosure and sale of, or collection of, the Collateral, or restructure, reorganization, or compromise of the Loans and other obligations by the confirmation of a plan of reorganization or any other plan of compromise, restructure, or arrangement in any such insolvency proceeding. “Public Company Costs”: as to any Person, costs associated with, or in anticipation of, or preparation for, compliance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith and costs relating to compliance with the provisions of the Securities Act of 1933 (as amended, and the rules and regulations of the SEC promulgated thereunder, as amended) and the Securities Exchange Act of 1934 (as amended, and the rules and regulations of the SEC promulgated thereunder, as amended) or any other comparable body of laws, rules or regulations, as companies with listed equity, directors’ compensation, fees and expense reimbursement, costs relating to enhanced accounting functions and investor relations, stockholder meetings and reports to stockholders, directors’ and officers’ insurance and other executive costs, legal and other professional fees, listing fees and other transaction costs, in each case to the extent arising solely by virtue of the listing of such Person’s equity securities on a national securities exchange or issuance of public debt securities. “QFC”: as defined in Section 10.22(b)(iv). “QFC Credit Support”: as defined in Section 10.22. “Qualified Counterparty”: with respect to any Specified Swap Agreement, any counterparty thereto that is the Administrative Agent, a Lender or an Affiliate of the Administrative Agent or a Lender at the time such Specified Swap Agreement was entered into; provided that in each case, such counterparty shall not constitute a Qualified Counterparty unless and until it has delivered to the Administrative Agent a Secured Party Designation Notice executed by it and the Borrower. “Qualified ECP Guarantor”: in respect of any Swap Obligation, (a) each Guarantor that has total assets exceeding $10,000,000 at the time the relevant Guarantee Obligation of such Guarantor provided in respect of, or the Lien granted by such Guarantor to secure, such Swap Obligation (or

44 guaranty thereof) becomes effective with respect to such Swap Obligation, and (b) any other Guarantor that (i) constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder, or (ii) can cause another Person (including any other Guarantor not then constituting a “Qualified ECP Guarantor”) to qualify as an “eligible contract participant” at such time by entering into a “keepwell, support, or other agreement” as contemplated by Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Qualified Plan”: an employee benefit plan (as defined in Section 3(3) of ERISA) other than a Multiemployer Plan (a) that is or was at any time maintained or sponsored by any Loan Party or any ERISA Affiliate thereof or to which any Loan Party or any ERISA Affiliate thereof has ever made, or was ever obligated to make, contributions, (b) that is intended to be tax qualified under Section 401(a) of the Code, and (c) to which a Loan Party has or would reasonably be expected to have any liability. “Recipient”: the (a) Administrative Agent, (b) any Lender or (c) the Issuing Lender, as applicable. “Recovery Event”: any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of any Group Member. “Refunded Swingline Loans”: as defined in Section 2.4(b). “Refinancing”: the repayment in full of all principal, interest, fees and other amounts due or outstanding under the Existing SVB Credit Facility, the termination of all commitments under the Existing SVB Credit Facility and the termination and release of all guarantees and security in support of the Existing SVB Credit Facility. “Refinancing Amendment” means an amendment to this Agreement that is reasonably satisfactory to the Administrative Agent (at the direction of the Required Lenders) and the Borrower executed by the Borrower, the Administrative Agent and each Lender that agrees to provide all or any portion of the Replacement Term Loans being incurred pursuant thereto and in accordance with Section 10.1(g). “Register”: as defined in Section 10.6(c). “Regulation D”: Regulation D of the Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Regulation U”: Regulation U of the Board as in effect from time to time. “Regulation X”: Regulation X of the Board as in effect from time to time. “Rejection Notice”: as defined in Section 2.9(g). “Related Parties”: with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors, representatives, general partners, limited partners, investors (including any potential investors), managed funds and accounts and financing sources of such Person and of such Person’s Affiliates. “Relevant Governmental Body”: the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of

45 Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto. “Remaining Present Value” means, as of any date with respect to any lease, the present value as of such date of the scheduled future lease payments with respect to such lease, determined with a discount rate equal to a market rate of interest for such lease reasonably determined at the time such lease was entered into. “Removal Effective Date”: as defined in Section 9.9(b). “Replacement Lender”: as defined in Section 2.20. “Replaced Term Loans”: as defined in Section 10.1(g). “Replacement Term Loans”: as defined in Section 10.1(g). “Required Lenders”: at any time, Lenders who hold more than 50.0% of the sum of (i) the aggregate unpaid principal amount of the Term Loans or unused Term Loan Commitments, as applicable, then outstanding, and (ii) the Total Revolving Commitments (including, without duplication, the L/C Commitments) then in effect or, if the Revolving Commitments have been terminated, the Total Revolving Extensions of Credit then outstanding; provided that, the outstanding principal amount of the Term Loans held by any Defaulting Lender and the Revolving Commitments of, and the portion of the Revolving Loans and participations in L/C Exposure and Swingline Loans held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders; provided further, that (x) so long as the BlackRock Lenders collectively hold more than 60.0% of the aggregate principal amount of the Term Loans or Term Loan Commitments, as applicable, held by the BlackRock Lenders as of the initial date of the acquisition (in connection with customary fronting arrangements) of such Term Loans or Term Loan Commitments, as applicable, then the Required Lenders must include the BlackRock Lenders (it being understood that this clause (x) will not apply to any amendment or waiver that by its terms only affects the rights or duties of the Revolving Lenders) and (y) at any time when there are two or more Lenders (who are not Affiliates of one another or Defaulting Lenders), (A) “Required Lenders” must include at least two Lenders (who are not Affiliates of one another) and (B) other than in connection with the taking of enforcement actions and exercise of remedies (including, without limitation, any determination with respect thereto (including the occurrence thereof) or the delivery of related notices or the institution of the default rate) pursuant to Section 8.2 or otherwise, “Required Lenders” must include at least one Commercial Bank. “Requirement of Law”: as to any Person, the Operating Documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority (including the Basel Committee on Banking Supervision and any successor thereto or similar authority or successor thereto), in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Resignation Effective Date”: as defined in Section 9.9(a). “Resolution Authority”: an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer”: with respect to any Person, the chief executive officer, president, chief financial officer, treasurer, controller, executive vice president or officer with similar duties of such

46 Person, but in any event, with respect to financial matters, the chief financial officer, treasurer or controller of such Person. “Restricted Amount”: as defined in Section 2.9(h). “Restricted Payments”: as defined in Section 7.6. “Retained Excess Cash Flow” means, for any full fiscal year completed after the Closing Date, the amount of Excess Cash Flow for such period that has not been required to be applied to prepay Term Loans (or any portion thereof) pursuant to Section 2.9(c) or any Other Applicable Indebtedness pursuant to the terms thereof. “Revaluation Date”: with respect to any Letter of Credit denominated in a Foreign Currency, each of the following: (a) each date of issuance, amendment and/or extension of such Letter of Credit, (b) each date of any payment by the Issuing Lender under such Letter of Credit, (c) the first (1st) Business Day of each calendar month and (d) such additional dates as (i) the Administrative Agent shall request in writing to the Issuing Lender, (ii) the Issuing Lender shall determine or (iii) the Required Lenders shall require, in the case of clauses (ii) and (iii), upon written notice to the Administrative Agent (and, in the case of clause (iii), the Issuing Lender). “Revolving Commitment”: as to any Lender, the obligation of such Lender, if any, to make Revolving Loans and participate in Swingline Loans and Letters of Credit in an aggregate principal amount not to exceed the amount set forth under the heading “Revolving Commitment” opposite such Lender’s name on Schedule 1.1A or in the Assignment and Assumption or Increase Joinder pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof (including in connection with assignments and Revolving Commitment Increases permitted hereunder). The amount of the Total Revolving Commitments as of the Closing Date is $25,000,000. The L/C Commitment and the Swingline Commitment are each sublimits of the Total Revolving Commitments. Notwithstanding anything to the contrary in this Agreement, until the Revolving Commitments are increased to at most $50,000,000, the Administrative Borrower shall have the right to join additional Revolving Lenders after the Closing Date subject solely to the absence of any continuing Event of Default and, for so long as VNB is an Issuing Lender and/or Swingline Lender, consent of VNB over any new Revolving Lender (other than an Affiliate of an existing Revolving Lender). “Revolving Commitment Increase”: as defined in Section 2.23(a). “Revolving Commitment Period”: the period from and including the Closing Date to the Revolving Termination Date. “Revolving Extensions of Credit”: as to any Revolving Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Loans held by such Lender then outstanding, plus (b) such Lender’s L/C Percentage of the aggregate undrawn Dollar Equivalent amount of all outstanding Letters of Credit at such time, plus (c) such Lender’s L/C Percentage of the aggregate Dollar Equivalent amount of all L/C Disbursements that have not yet been reimbursed or converted into Revolving Loans or Swingline Loans at such time, plus (d) such Lender’s Revolving Percentage of the aggregate principal amount of Swingline Loans then outstanding. “Revolving Facility”: the Revolving Commitments and the extensions of credit made thereunder.

47 “Revolving Lender”: each Lender that has a Revolving Commitment or that holds Revolving Loans. “Revolving Loan Conversion”: as defined in Section 3.5(b). “Revolving Loan Funding Account”: the account of the Administrative Agent as may be specified from time to time by the Administrative Agent as its funding account by written notice to the Borrower and the Lenders. “Revolving Loan Note”: a promissory note in the form of Exhibit G-1, as it may be amended, supplemented or otherwise modified from time to time. “Revolving Loans”: as defined in Section 2.1(c)). “Revolving Percentage”: as to any Revolving Lender at any time, the percentage which such Lender’s Revolving Commitment then constitutes of the Total Revolving Commitments or, at any time after the Revolving Commitments of all Lenders shall have expired or terminated, the percentage which the aggregate principal amount of such Lender’s Revolving Loans then outstanding constitutes of the aggregate principal amount of all Revolving Loans then outstanding; provided that in the event that the Revolving Loans are paid in full prior to the reduction to zero of the Total Revolving Commitments, the Revolving Percentages shall be determined in a manner designed to ensure that the other outstanding Revolving Extensions of Credit shall be held by the Revolving Lenders on a comparable basis. “Revolving Termination Date”: February 2, 2029. “Risk Retention Investments”: Investments made in connection with Risk Retention Requirements applicable to any Loan Party or other Group Member. “Risk Retention Payment Deferral Provision”: as defined in Section 7.21(b). “Risk Retention Requirements”: the requirements of Section 941 of The Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, and the rules and regulations thereunder, or any successor law, rules or regulations. “S&P”: S&P Global Inc. “Sale Leaseback Transaction”: any arrangement with any Person or Persons, whereby in contemporaneous or substantially contemporaneous transactions a Loan Party sells substantially all of its right, title and interest in any property and, in connection therewith, acquires, leases or licenses back the right to use all or a material portion of such property. “Same Day Funds”: (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in a Foreign Currency, same day or other funds as may be determined by the Issuing Lender, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Foreign Currency. “Sanction(s)”: any international economic sanction administered or enforced by the United States Government (including OFAC), the United Nations Security Council, the European Union, any European Union member state, His Majesty’s Treasury, the Israeli Ministry of Finance, or other relevant (Israeli or otherwise) sanctions authority or Governmental Authority.

48 “Sanctioned Person”: at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union, Israel, any European Union member state, His Majesty’s Treasury of the United Kingdom or other relevant sanctions authority, (b) any Person located, organized or ordinarily resident in a Designated Jurisdiction, (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b), or (d) any Person otherwise the target of any Sanctions. “SEC”: the Securities and Exchange Commission, any successor thereto and any analogous Governmental Authority. “Second Amendment”: that certain Second Amendment to Credit Agreement, dated as of November 5, 2024, by and among the Borrower, the other Loan Parties party thereto, the Second Amendment Term Lenders party thereto, the Lenders party thereto constituting the Required Lenders and the Administrative Agent. “Second Amendment Effective Date”: November 5, 2024. “Second Amendment Fee Letter”: (i) the letter agreement dated September 25, 2024 between the Borrower and Jefferies Finance LLC and (ii) that certain letter agreement dated on the Second Amendment Effective Date, between the Borrower and the Second Amendment Term Lenders. “Second Amendment Term Commitment”: as to each Second Amendment Term Lender, its obligation to make Second Amendment Term Loans to Pagaya US on the Second Amendment Effective Date in an aggregate principal amount not to exceed the amount set forth under the heading “Second Amendment Term Commitment” opposite such Lender’s name on Schedule 1.1A (as such Schedule 1.1A may be amended from time to time pursuant to Section 2.23, if any Incremental Term Loans are advanced thereunder (including the Second Amendment Term Commitments)). The original aggregate principal amount of the Second Amendment Term Commitments is $72,000,000 as of the Second Amendment Effective Date. “Second Amendment Term Lender”: each Lender that has a Second Amendment Term Commitment or that holds a Second Amendment Term Loan outstanding hereunder. “Second Amendment Term Loan Percentage”: as to any Second Amendment Term Lender at any time, the percentage which such Lender’s unused Second Amendment Term Commitments and funded Second Amendment Term Loans then constitutes of the aggregate unused Second Amendment Term Commitments and funded Second Amendment Term Loans of all Second Amendment Term Lenders. “Second Amendment Term Loans”: the Term Loans made to Pagaya US on the Second Amendment Effective Date pursuant to Section 2.1(a)(ii). “Secured Parties”: the collective reference to the Administrative Agent, the Lenders (including any Issuing Lender in its capacity as Issuing Lender and any Swingline Lender in its capacity as Swingline Lender), any Cash Management Bank (in its or their respective capacities as providers of Cash Management Services), and any Qualified Counterparties. “Secured Party Designation Notice” means a notice from a Cash Management Bank or Qualified Counterparty and the Borrower substantially in the form of Exhibit M.

49 “Securities Account”: any “securities account” as defined in the UCC with such additions to such term as may hereafter be made. “Securities Act”: the Securities Act of 1933, as amended from time to time and any successor statute. “Securities Account Control Agreement”: any control agreement, in form and substance reasonably satisfactory to the Administrative Agent (at the direction of the Required Lenders), entered into by the Administrative Agent, a Loan Party and a securities intermediary holding a Securities Account of such Loan Party pursuant to which the Administrative Agent obtains or is otherwise granted “control” (for purposes of the UCC or any other applicable law) over such Securities Account. “Security Documents”: the collective reference to (a) the Guarantee and Collateral Agreement, (b) the Mortgages (if any), (c) each Intellectual Property Security Agreement, (d) the Debentures and required notices to the applicable registrars (as required), (e) each Control Agreement, (f) all other security documents hereafter delivered to the Administrative Agent granting a Lien on any property of any Person to secure the Obligations of any Loan Party arising under any Loan Document, (g) all other security documents hereafter delivered to any applicable Cash Management Bank or any Qualified Counterparty granting a Lien on any property of any Person to secure the Obligations of any Group Member arising under any Specified Cash Management Agreement or any Specified Swap Agreement and (h) all financing statements, fixture filings, assignments, acknowledgments and other filings, documents and agreements made or delivered pursuant to any of the foregoing. “SOFR”: a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator”: the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website”: the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Borrowing”: as to any borrowing hereunder, the SOFR Loans comprising such borrowing. “SOFR Loan”: a Loan that bears interest at a rate based on Adjusted Term SOFR, other than pursuant to clause (c) of the definition of “ABR”. “SOFR Tranche”: the collective reference to SOFR Loans under a particular Facility (other than the L/C Facility), the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day). “Solvency Certificate”: the Solvency Certificate, dated the Closing Date, and in substantially the form of Exhibit D. “Solvent”: when used with respect to any Person, as of any date of determination, (a) the amount of the “fair value” of the assets of such Person will, as of such date, exceed the amount of all “liabilities of such Person, contingent or otherwise,” as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors,

50 (b) the “present fair saleable value” of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, (d) such Person will be able to pay its debts generally as they mature, taking into account any bona fide potential refinancing opportunities and (e) with respect to any Israeli Loan Party, such Person is not “insolvent”, as defined in the Israeli Insolvency and Economic Rehabilitation Law 5788-2018. For purposes of this definition, (i) “debt” means liability on a “claim,” and (ii) “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured. “Specified Cash Management Agreement”: any Cash Management Agreement with any Cash Management Bank to provide Cash Management Services to one or more of the Loan Parties or any of their Subsidiaries. “Specified Event of Default”: an Event of Default arising under Sections 8.1(a) or (f). “Specified Israeli Taxes”: as defined in the definition of “Excluded Taxes”. “Specified Risk Retention Financings”: Covered Risk Retention Financings that include or are otherwise subject to the Risk Retention Payment Deferral Provisions. “Specified Swap Agreement”: any Swap Agreement entered into by a Loan Party or any of its Subsidiaries and any Qualified Counterparty (or any Person who was a Qualified Counterparty as of the Closing Date or as of the date such Swap Agreement was entered into) to the extent permitted under Section 7.2(c)(i). “Specified Transaction” means any Investment that results in a Person becoming a Group Member, any designation of a Group Member as an SPV Subsidiary or the designation of an SPV Subsidiary as Group Member, any Permitted Acquisition, any Disposition that results in a Group Member ceasing to be a Subsidiary of the Borrower, any Investment constituting an acquisition of assets constituting a business unit, line of business or division of another Person or a facility or any parcels of or interests (including leasehold interests) in real property and all improvements and fixtures thereon or any Disposition of a business unit, line of business or division or a facility or any parcels of or interests (including leasehold interests) in real property and all improvements and fixtures thereon (including any buyout or conversion of a non-Finance Lease to a Finance Lease) of the Borrower or another Group Member, in each case whether by merger, consolidation, amalgamation or otherwise, or any incurrence or repayment of Indebtedness (other than Indebtedness incurred or repaid under any revolving credit facility in the ordinary course of business for working capital purposes), Restricted Payment or Incremental Facility that by the terms of this Agreement requires such test to be calculated on a “Pro Forma Basis” or after giving “pro forma effect.” “Spot Rate”: for any currency, the rate determined by the Issuing Lender to be the rate quoted by the Issuing Lender as the spot rate for the purchase of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 A.M. on the date two (2) Business Days prior to the date as of which the foreign exchange computation is made; provided that the Issuing Lender

51 may obtain such spot rate from another financial institution designated by it if the Issuing Lender does not have as of the date of determination a spot buying rate for any such currency; provided, further, that if at any time there is no Issuing Lender, the “Spot Rate” shall mean, in relation to the conversion of one currency into another currency, the spot rate of exchange for such conversion as published on the applicable Bloomberg screen page (or such other publicly available service for displaying exchange rates selected by the Required Lender) at approximately 11:00 A.M. on the date two (2) Business Days prior to the date as of which the foreign exchange computation is made. Once the Exchange Rate for a currency is revalued by the Issuing Lender, the Issuing Lender will advise the Administrative Agent and the Administrative Borrower of the new Spot Rate for such currency. “SPV Subsidiary”: a direct or indirect special purpose, bankruptcy remote securitization vehicle Subsidiary of the Borrower: (1) established in connection with, or otherwise designated as a party to, a Permitted Secured Financing, (2) is organized in a manner intended to reduce the likelihood that it would be substantively consolidated with the Borrower or any of the Subsidiaries in the event the Borrower or any such Subsidiary becomes subject to an Insolvency Proceeding, (3) that does not engage in, and whose charter prohibits it from engaging in, any activities other than Permitted Secured Financings and any activity necessary, incidental or related thereto, (4) other than with respect to any Limited Guaranty, no portion of the Indebtedness or any other obligation, contingent or otherwise, of which (A) is guaranteed by the Borrower or any other Group Member, (B) is recourse to or obligates the Borrower or any other Group Member in any way, or (C) subjects any property or asset of the Borrower or any other Group Member, directly or indirectly, contingently or otherwise, to the satisfaction thereof, (5) with respect to which neither the Borrower nor any other Group Member (other than a SPV Subsidiary) has any obligation to maintain or preserve its financial condition or cause it to achieve certain levels of operating results, other than, in respect of clause (4) and (5), pursuant to (x) a Limited Guaranty and (y) services performed or to be performed by the Borrower or any other Group Member in the ordinary course of business with respect to such Permitted Secured Financing and the related Financing Assets and (6) such Subsidiary’s only material assets are the Financing Assets being financed pursuant to such Permitted Secured Financings. “Subordinated Debt Document”: any agreement, certificate, document or instrument executed or delivered by any Group Member and evidencing Indebtedness of such Group Member which is subordinated to the payment of the Obligations or the Liens securing such Indebtedness is subordinated to the Administrative Agent’s Lien, in each case, in a manner approved in writing by the Administrative Agent (at the direction of the Required Lenders), and any renewals, modifications, or amendments thereof which are approved in writing by the Administrative Agent (at the direction of the Required Lenders). “Subordinated Indebtedness”: Indebtedness of a Loan Party expressly subordinated to the Obligations pursuant to subordination terms (including payment and lien and remedies subordination terms, as applicable) reasonably acceptable to the Administrative Agent (acting at the direction of the Required Lenders) (other than Indebtedness among the Borrower and/or its Subsidiaries to the extent subject to the Global Intercompany Note). “Subsidiary”: as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

52 “Supported QFC”: as defined in Section 10.22. “Swap Agreement”: any agreement with respect to any swap, hedge, forward, future or derivative transaction or option or similar agreement (including, without limitation, any Interest Rate Agreement) involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that the following shall not constitute “Swap Agreements”: (a) any phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower and its Subsidiaries, (b) any stock option or warrant agreement for the purchase of Capital Stock of the Borrower or any of its Subsidiaries, (c) the purchase of Capital Stock or Indebtedness (including securities convertible into Capital Stock) of the Borrower or any of its Subsidiaries pursuant to delayed delivery contracts, accelerated stock repurchase agreements, forward contracts or other similar agreements and (d) any of the items specified in the foregoing clauses (a) through (c), to the extent the same constitutes a derivative embedded in a convertible security issued by the Borrower or any of its Subsidiaries. “Swap Obligation”: with respect to any Guarantor, any obligation of such Guarantor to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Swap Termination Value”: in respect of any one or more Swap Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Agreements, (a) for any date on or after the date any such Swap Agreement has been closed out and termination value determined in accordance therewith, such termination value, and (b) for any date prior to the date referenced in clause (a), the amount determined as the mark-to-market value for such Swap Agreement, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Agreements (which may include a Qualified Counterparty). “Swingline Commitment”: the obligation of the Swingline Lender to make Swingline Loans pursuant to Section 2.3 in an aggregate principal amount at any one time outstanding not to exceed $20,000,000. “Swingline Facility”: the Swingline Commitment and the extensions of credit made thereunder. “Swingline Lender”: VNB, in its capacity as the lender of Swingline Loans or such other Lender as the Administrative Borrower may from time to time select as the Swingline Lender hereunder pursuant to Section 2.4(f); provided that such Lender has agreed to be a Swingline Lender. “Swingline Loan Note”: a promissory note in the form of Exhibit G-2, as it may be amended, supplemented or otherwise modified from time to time. “Swingline Loans”: as defined in Section 2.3. “Swingline Participation Amount”: as defined in Section 2.4(c). “Taxes”: all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

53 “Tangible Book Value”: total shareholder’s equity of Pagaya Parent (including preferred shares) less good will and any other intangibles, in each case determined in accordance with GAAP and as set forth on the consolidated balance sheet of Pagaya Parent. “TBV Ratio”: as of any date of determination, the ratio of (a) Tangible Book Value to (b) Consolidated Secured Debt (other than Permitted Risk Retention Facilities and Permitted Secured Financings) as of such date that is secured by Liens that are pari passu (including, without limitation, any secured Indebtedness incurred under this Facility) with, or senior to, the Liens securing the Facility. “Term Loan”: the term loans made by the Lenders pursuant to Section 2.1(a), and to the extent funded, any Incremental Term Loans made by the Term Loan Lenders pursuant to Section 2.23 (including for the avoidance of doubt, the Second Amendment Term Loans). As of Second Amendment Effective Date, after giving effect to the incurrence of the Second Amendment Term Loans, the aggregate principal amount of Term Loans outstanding is $317,437,500.00. “Term Loan Commitment”: an Initial Term Loan Commitment, a Second Amendment Term Commitment and unless the context shall otherwise require, any Incremental Term Loan Commitments made from time to time after the Closing Date pursuant to Section 2.23. “Term Loan Facility”: the Term Loan Commitments and the Term Loans made thereunder. “Term Loan Funding Account”: the account of the Administrative Agent as may be specified from time to time by the Administrative Agent as its funding office by written notice to Pagaya US and the Lenders. “Term Loan Lender”: each Lender that has a Term Loan Commitment or that holds a Term Loan (including, for the avoidance of doubt, each Second Amendment Term Lender). “Term Loan Maturity Date”: February 2, 2029. “Term Loan Note”: a promissory note in the form of Exhibit I, as it may be amended, supplemented or otherwise modified from time to time. “Term Loan Percentage”: as to any Term Loan Lender at any time, the percentage which such Lender’s unused Term Loan Commitments and funded Term Loans then constitutes of the aggregate unused Term Loan Commitments and funded Term Loans of all Lenders. “Term SOFR”: (a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such

54 first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; and (b) for any calculation with respect to an ABR Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “ABR Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any ABR Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such ABR SOFR Determination Day; provided, further, that if Term SOFR determined as provided above (including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor. “Term SOFR Administrator”: the CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Borrowing”: as to any borrowing hereunder, the Loans bearing interest at a rate based on Adjusted Term SOFR comprising such borrowing. “Term SOFR Reference Rate”: the forward-looking term rate based on SOFR. “Test Period” means, as of any date, the period of four consecutive fiscal quarters then most recently ended for which financial statements under Section 6.1(a) or, for the first three fiscal quarters of each fiscal year, (b), as applicable, have been delivered (or are required to have been delivered); it being understood and agreed that prior to the first delivery (or required delivery) of financial statements under Section 6.1(a) or, for the first three fiscal quarters of each fiscal year, (b), “Test Period” means the period of four consecutive fiscal quarters most recently ended for which financial statements of the Borrower and its consolidated Subsidiaries are available. “Threshold Amount”: $24,500,000. “Total Credit Exposure”: as to any Lender at any time, the unused Commitments, Revolving Extensions of Credit and outstanding Term Loans of such Lender at such time. “Total L/C Commitments”: at any time, the sum of all L/C Commitments at such time, as the same may be reduced from time to time pursuant to Section 2.7 or 3.5(b). The initial amount of the Total L/C Commitments on the Closing Date is $25,000,000, which may be increased to $50,000,000 with the consent of the Issuing Lender; provided that no more than the Dollar Equivalent of $20,000,000 of such L/C Commitments (such amount, the “Foreign L/C Sublimit”) may be issued in a Foreign Currency. “Total Revolving Commitments”: at any time, the aggregate amount of the Revolving Commitments then in effect.

55 “Total Revolving Extensions of Credit”: at any time, the aggregate amount of the Revolving Extensions of Credit outstanding at such time. “Trade Date”: as defined in Section 10.6(b)(i)(B). “Transactions”: as defined in Sections 4.16. “Type”: as to any Loan, its nature as an ABR Loan or a SOFR Loan. “UK Financial Institution”: any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority”: the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement”: the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Uniform Commercial Code” or “UCC”: the Uniform Commercial Code (or any similar or equivalent legislation) as in effect from time to time in the State of New York, or as the context may require, any other applicable jurisdiction. “United States” and “U.S.”: the United States of America. “Unrestricted Cash Amount” means, the amount of (a) unrestricted cash and Cash Equivalents of the Group Members and (b) cash and Cash Equivalents of the Group Members that are restricted in favor of the Facility, in each case as determined in accordance with GAAP and, from and after the date that is 90 days after the Closing Date, to the extent such cash and Cash Equivalents are subject to a first- priority security interest perfected by Control Agreements. “U.S. Borrower”: any Borrower that is a U.S. Person. “U.S. Government Securities Business Day”: any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person”: any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “U.S. Special Resolution Regimes”: as defined in Section 10.22. “U.S. Tax Compliance Certificate”: as defined in Section 2.17(f)(ii)(B)(3). “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required scheduled payments of

56 principal, including payment at final maturity, in respect thereof by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness; provided that the effect of (x) any prepayment made in respect of such Indebtedness shall be disregarded in making such calculation and (y) any “AHYDO catch-up” payment that may be required to be made in respect of such Indebtedness shall be disregarded in making such calculation. “Withholding Agent”: as applicable, any applicable Loan Party and the Administrative Agent, as the context may require. “Write-Down and Conversion Powers”: (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.2 Other Definitional and Interpretive Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto. (b) As used herein and in the other Loan Documents, and in any certificate or other document made or delivered pursuant hereto or thereto, (i) accounting terms relating to any Group Member not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP, (ii) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation,” (iii) the word “incur” shall be construed to mean incur, create, issue, assume, become liable in respect of or suffer to exist (and the words “incurred” and “incurrence” shall have correlative meanings), (iv) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, Capital Stock, securities, revenues, accounts, leasehold interests and contract rights, (v) references to a given time of day shall, unless otherwise specified, be deemed to refer to Pacific time, (vi) references to agreements (including this Agreement) or other Contractual Obligations shall, unless otherwise specified, be deemed to refer to such agreements or Contractual Obligations as amended, supplemented, restated, amended and restated or otherwise modified from time to time and (vii) references to a fiscal year, unless otherwise specified, shall be deemed to refer to the fiscal year of Pagaya Parent. (c) The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement, unless otherwise specified. The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (ii) unless otherwise specified, all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, and (iii) any reference to any law

57 or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time. (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. (e) Any reference in any Loan Document to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a Division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a Division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale or transfer, or similar term, as applicable, to, of or with a separate Person. Any Division of a limited liability company shall constitute a separate Person under the Loan Documents (and each Division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity) on the first date of its existence. In connection with any Division, if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then such asset shall be deemed to have been transferred from the original Person to the subsequent Person. (f) For purposes of determining compliance at any time with Sections 7.2, 7.3, 7.5, 7.6 and 7.7 in the event that any Indebtedness, Lien, Restricted Payment, Investment or Disposition or portion thereof, as applicable, at any time meets the criteria of more than one of the categories of transactions or items permitted pursuant to any clause of such Sections 7.2 (other than Sections 7.2(a) (in the case of Indebtedness incurred on the Closing Date), 7.2(b) and 7.2(e)), 7.3 (other than Section 7.3(b)), 7.5 (other than Section 7.5(g)(ii)), 7.6 and 7.7 (other than Section 7.7(a)(A)) (each of the foregoing, a “Reclassifiable Item”), the Borrower, in its sole discretion, may, from time to time, divide, classify or reclassify such Reclassifiable Item (or portion thereof) under one or more clauses within the same such Section and will only be required to include such Reclassifiable Item (or portion thereof) in any one category; provided that, upon delivery of any financial statements pursuant to Section 6.1(a) or (b) following the initial incurrence or making of any such Reclassifiable Item, if such Reclassifiable Item could, based on such financial statements, have been incurred or made in reliance on any “ratio-based” basket or exception (in the case of all other Reclassifiable Items), such Reclassifiable Item shall automatically be reclassified as having been incurred or made under the such “ratio-based” basket or exception, as applicable. It is understood and agreed that any Indebtedness, Lien, Restricted Payment, Investment, Disposition and/or Affiliate transaction need not be permitted solely by reference to one category of permitted Indebtedness, Lien, Restricted Payment, Investment, Disposition and/or Affiliate transaction under Sections 7.2, 7.3, 7.5, 7.6, 7.7 and 7.9, respectively, but may instead be permitted in part under any combination thereof or under any other available exception within the same Section. (g) Notwithstanding anything to the contrary herein, unless the Borrower otherwise notifies the Administrative Agent, with respect to any amount incurred or transaction entered into (or consummated) in reliance on a provision of this Agreement that does not require compliance with a financial ratio or financial test (any such amount, including any amount drawn under the Revolving Facility or any other permitted revolving facility and any cap expressed as a percentage of Consolidated Adjusted EBITDA, a “Fixed Amount”) substantially concurrently with any amount incurred or transaction entered into (or consummated) in reliance on a provision of this Agreement that requires compliance with a financial ratio or financial test (any such amount, an “Incurrence-Based Amount”), it is understood and agreed that (i) the incurrence of the Incurrence-Based Amount shall be calculated first without giving effect to any Fixed Amount but giving full pro forma effect to the use of proceeds of such Fixed Amount and the related transactions and (ii) the incurrence of the Fixed Amount shall be calculated

58 thereafter. Unless the Borrower elects otherwise, the Borrower shall be deemed to have used amounts under an Incurrence-Based Amount then available to the Borrower prior to utilization of any amount under a Fixed Amount then available to the Borrower. (h) To the extent this Agreement or any other Loan Document permits the Administrative Agent (including at the direction of the Required Lenders) or any other Person to grant an extension of time for the performance of any covenant, duty or obligation hereunder or thereunder, such grant of extension may, in the discretion of the Administrative Agent or such other Person, be effective retroactively. (i) To the extent this Agreement or any other Loan Document permits or requires a Borrower or “the Borrower” to submit and/or execute a notice or any other document in connection with this Agreement, such submission and/or execution may be effected by the Administrative Borrower. (j) The words “ordinary course of business” or “ordinary course” shall, with respect to any Person, be deemed to refer to items or actions that are consistent with practice in or norms of the industry in which such Person operates or such Person’s past practice. 1.3 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). 1.4 Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to ABR, Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, ABR, Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of ABR, Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain ABR, Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any other Benchmark, or any component definition thereof or rates referred to in the definition thereof, in each case, pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. 1.5 Exchange Rates. (a) The Issuing Lender shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of Letters of Credit denominated in Foreign Currencies

59 and shall notify the Administrative Borrower and the Administrative Agent thereof. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Issuing Lender. The parties hereto agree that the Administrative Agent shall not have any liability of any kind or nature at any time or under any circumstances to any Loan Party, any Lender or any other Person with respect to the determination of the Spot Rate by the Issuing Lender or the determination of the Dollar Equivalent of any Obligation in a Foreign Currency by the Issuing Lender, in each case, at any time or from time to time as provided for herein and/or the reliance by the Administrative Agent upon such Spot Rate and the corresponding Dollar Equivalent of any Obligation in a Foreign Currency as notified by the Issuing Lender to the Administrative Agent as provided for herein. (b) Wherever in this Agreement the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Letter of Credit is denominated in a Foreign Currency, such amount shall be the relevant Dollar Equivalent of such Dollar amount (rounded to the nearest unit of such Foreign Currency with 0.5 of a unit being rounded upward), as determined by the Issuing Lender. 1.6 Limited Condition Acquisitions. Notwithstanding anything in this Agreement or any Loan Document to the contrary, in the case of the incurrence of any Indebtedness (other than under Revolving Loans but including the incurrence of indebtedness under any Incremental Facility) or Liens or the making of any Investments, Restricted Payments, redemption of Subordinated Indebtedness, Dispositions or fundamental changes in connection with a Limited Condition Acquisition, the existence of any Default or Event of Default, the accuracy of any representations and warranties, and any relevant ratio (other than for purposes of actual compliance with Section 7.1) or basket shall, at the option of the Borrower (the Borrower’s election to exercise such option in connection with any Limited Condition Acquisition, an “LCA Election”), be determined as of the date the definitive documentation for such Limited Condition Acquisition is entered into and, as applicable, calculated as if the acquisition and other pro forma events in connection therewith were consummated on such date ( the “LCA Test Date”); provided that no Limited Condition Acquisition shall be permitted if a Specified Event of Default shall exist at the time of its consummation (or would be caused thereby). For the avoidance of doubt, (x) if any of such ratios are exceeded as a result of fluctuations in such ratio (including due to fluctuations in Consolidated Adjusted EBITDA of the Borrower and the other Group Members) at or prior to the consummation of the relevant Limited Condition Acquisition, such ratios and other provisions will not be deemed to have been exceeded as a result of such fluctuations solely for purposes of determining whether the Limited Condition Acquisition is permitted hereunder and (y) such ratios and other provisions shall not be tested at the time of consummation of such Limited Condition Acquisition. If the Borrower has made an LCA Election for any Limited Condition Acquisition, then in connection with any subsequent calculation of any ratio or basket availability on or following the relevant LCA Test Date and prior to the earlier of the date on which such Limited Condition Acquisition is consummated or such Limited Condition Acquisition is terminated or expires without consummation of such Limited Condition Acquisition, any such ratio or basket shall be calculated on a Pro Forma Basis assuming such Limited Condition Acquisition and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated; provided that, solely with respect to Restricted Payments, any such ratio or basket shall also be calculated without giving effect to such Limited Condition Transaction and the other transactions in connection therewith. 1.7 Pro Forma Treatment.

60 (a) Notwithstanding anything to the contrary herein, financial ratios shall be calculated in the manner prescribed by this Section 1.7; provided that, notwithstanding anything to the contrary in clauses (b) or (c) of this Section 1.7, when calculating any financial ratio for purposes of determining actual quarterly compliance with Section 7.1 or the Consolidated First Lien Leverage Ratio for purposes of Section 2.9(c), the events described in this Section 1.7 that occurred subsequent to the end of the applicable Test Period shall not be given pro forma effect. (b) For purposes of calculating the Consolidated First Lien Leverage Ratio, the Consolidated Secured Leverage Ratio, the Consolidated Total Leverage Ratio or any other financial ratio, Specified Transactions (and the incurrence or repayment of any Indebtedness in connection therewith) that have been made (a) during the applicable Test Period or (b) subsequent to such Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made shall be calculated on a pro forma basis assuming that all such Specified Transactions (and any increase or decrease in Consolidated Adjusted EBITDA and the component financial definitions used therein attributable to any Specified Transaction) had occurred on the first day of the applicable Test Period. If since the beginning of any applicable Test Period any Person that subsequently became a Group Member or was merged, amalgamated or consolidated with or into the Borrower or any other Group Member since the beginning of such Test Period shall have made any Specified Transaction that would have required adjustment pursuant to this Section 1.7, then the financial ratios shall be calculated to give pro forma effect thereto in accordance with this Section 1.7. Whenever pro forma effect is to be given to a Specified Transaction, the pro forma calculations shall be made in good faith by a Responsible Officer and may include, for the avoidance of doubt, the amount of “run rate” cost savings, operating expense reductions and synergies that are reasonably identifiable (as determined and certified in good faith by the Borrower), factually supportable and projected by the Borrower in good faith to be realized as a result of specified actions taken or committed to be taken (calculated on a pro forma basis as though such cost savings, operating expense reductions and synergies had been realized on the first day of such Test Period and as if such cost savings, operating expense reductions and synergies were realized during the entirety of such period but, for the avoidance of doubt, subject to the limitations set forth in clause (xviii) of the definition of “Consolidated Adjusted EBITDA”) relating to such Specified Transaction, net of the amount of actual benefits realized during such period from such actions (such cost savings and synergies; provided, that no amounts shall be added pursuant to this clause (b) to the extent duplicative of any amounts that are otherwise added back in calculating Consolidated Adjusted EBITDA, whether through a pro forma adjustment or otherwise, with respect to such period; provided further, that, the aggregate amount of all such “run rate” cost savings, operating expense reductions or synergies added back pursuant to this Section 1.7(b) shall not exceed 20% of Consolidated Adjusted EBITDA (or such higher amount as may be approved by the Required Lenders in their sole discretion) in any four consecutive fiscal quarter period in the aggregate when calculated with all amounts added back pursuant to clauses (vii), (xi), (xiii) and (xviii) of the definition of “Consolidated Adjusted EBITDA” (calculated, in each case, after giving effect to all applicable addbacks). (c) In the event that the Borrower or any other Group Member incurs (including by assumption or guarantees) or repays (including by voluntary or mandatory redemption, repayment, retirement or extinguishment) any Indebtedness included in the calculations of a financial ratio (in each case, other than Indebtedness incurred or repaid under any revolving credit facility in the ordinary course of business for working capital purposes), (x) during the applicable Test Period or (y) subsequent to the end of the applicable Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made, then each financial ratio shall be calculated giving pro forma effect to such incurrence or repayment of Indebtedness, to the extent required, as if the same had occurred on the last day of the applicable Test Period.

61 SECTION 2 AMOUNT AND TERMS OF COMMITMENTS 2.1 Term Loans and Revolving Loans. (a) Term Loans. (i) Subject to the terms and conditions hereof, each Initial Term Loan Lender severally agrees to make an Initial Term Loan to Pagaya US on the Closing Date in Dollars in an amount equal to the amount of the Initial Term Loan Commitment of such Lender (such Term Loan, an “Initial Term Loan”). Amounts repaid or prepaid on account of the Initial Term Loans may not be reborrowed and as of the funding of the Initial Term Loans on the Closing Date, the Initial Term Loan Commitments will be reduced to zero. (ii) Subject to the terms and conditions in the Second Amendment, each Second Amendment Term Lender severally agrees to make a Second Amendment Term Loan to Pagaya US on the Second Amendment Effective Date in Dollars in an amount equal to the amount of the Second Amendment Term Commitment of such Second Amendment Term Lender. Amounts repaid or prepaid on account of the Second Amendment Term Loans may not be reborrowed and as of the funding of the Second Amendment Term Loans on the Second Amendment Effective Date, the Second Amendment Term Commitments will be reduced to zero. (b) Repayment of Term Loans. (i) Beginning on March 29, 2024, the Initial Term Loans made pursuant to Section 2.1(a)(i) shall be repaid in consecutive quarterly installments on the last Business Day of each calendar quarter, each of which installments shall be in an amount equal to such Lender’s Initial Term Loan Percentage multiplied by 1.25% of the original principal amount of the Initial Term Loans funded on the Closing Date and (ii) beginning on December 31, 2024, the Second Amendment Term Loans shall be repaid in consecutive quarterly installments on the last Business Day of each calendar quarter, each of which installments shall be in an amount equal to such Lender’s Second Amendment Term Loan Percentage multiplied by 1.25% of the original principal amount of the Second Amendment Term Loans funded on the Second Amendment Effective Date (which, for the avoidance of doubt, shall include the original principal amount of any Additional Second Amendment Term Loans (as defined in the Second Amendment) that are funded after the Second Amendment Effective Date). To the extent not previously paid, all Term Loans (including, for the avoidance of doubt, the Second Amendment Term Loans and any Incremental Term Loans) shall be due and payable on the Term Loan Maturity Date, together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of payment. Pagaya US shall repay the Incremental Term Loans of any class in such scheduled amortization installments and on such date or dates as shall be specified therefor in the applicable amendment (as such payments may be reduced from time to time as a result of the application of prepayments in accordance with Section 2.8 or 2.9 and purchases or assignments in accordance with Section 10.6(h) or increased as a result of any increase in the amount of such Incremental Term Loans). (c) Revolving Commitments. Subject to the terms and conditions hereof, each Revolving Lender severally agrees to make revolving credit loans (each, a “Revolving Loan” and, collectively, the “Revolving Loans”) to any Borrower from time to time in Dollars during the Revolving Commitment Period in an aggregate principal amount at any one time outstanding which, when added to the aggregate outstanding amount of the Swingline Loans, the aggregate undrawn Dollar Equivalent amount of all outstanding Letters of Credit, and the aggregate Dollar Equivalent amount of all L/C Disbursements that have not yet been reimbursed or converted into Revolving Loans or Swingline Loans,

62 incurred on behalf of the Borrower and owing to such Lender, does not exceed the amount of such Lender’s Revolving Commitment. In addition, such aggregate obligations shall not at any time exceed the Total Revolving Commitments in effect at such time. During the Revolving Commitment Period the Borrower may use the Revolving Commitments by borrowing, prepaying the Revolving Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The Revolving Loans may from time to time be SOFR Loans or ABR Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 2.10. Borrowings of more than one Type may be outstanding at the same time; provided that, there shall not be more than a total of seven (7) SOFR Borrowings outstanding at any time. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement (d) Repayment of Revolving Loans at Maturity. The Borrower shall repay all outstanding Revolving Loans (including all Overadvances) on the Revolving Termination Date. 2.2 Procedure for Borrowings. (a) Revolving Loans. The Borrower may borrow under the Revolving Commitments during the Revolving Commitment Period on any Business Day; provided that the Borrower shall give the Administrative Agent an irrevocable Notice of Borrowing (which must be received by the Administrative Agent prior to 10:00 A.M. (a) three U.S. Government Securities Business Days prior to the requested Borrowing Date, in the case of SOFR Loans, or (b) two (2) Business Days prior to the requested Borrowing Date, in the case of ABR Loans) (provided that any such Notice of Borrowing of ABR Loans under the Revolving Facility to finance payments under Section 3.5(a) may be given not later than 10:00 A.M. on the date of the proposed borrowing), in each such case specifying (i) the amount and Type of Revolving Loans to be borrowed, (ii) the requested Borrowing Date (which shall be a Business Day), (iii) the respective amounts of each such Type of Loan, (iv) in the case of SOFR Loans, the respective lengths of the initial Interest Period therefor, and (v) the wire instructions of the account of the Borrower to which the proceeds of the Revolving Loans to be borrowed are to be disbursed. If no Interest Period is specified in the Notice of Borrowing requesting a SOFR Loan, the Borrower shall be deemed to have selected an Interest Period of one (1) month’s duration. Each borrowing under the Revolving Commitments shall be in an amount equal to in the case of ABR Loans or SOFR Loans, $1,000,000 or a whole multiple of $100,000 in excess thereof (or, if the then Available Revolving Commitment is less than $1,000,000, such lesser amount); provided that the Swingline Lender may request, on behalf of the Borrower, borrowings under the Revolving Commitments that are ABR Loans in other amounts pursuant to Section 2.4. Upon receipt of any such Notice of Borrowing from the Borrower, the Administrative Agent shall promptly notify each Revolving Lender thereof. Each Revolving Lender will make the amount of its pro rata share of each such borrowing available to the Administrative Agent for the account of the Borrower at the Revolving Loan Funding Account prior to 10:00 A.M. on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Upon satisfaction of the applicable conditions set forth in Section 5.2 (and, if such Borrowing is an initial Credit Extension on the Closing Date, Section 5.1), the Administrative Agent shall make all requested funds so received available to the Borrower in like funds as received by the Administrative Agent by wire transfer of such funds, to the account of the Borrower specified in the applicable Loan Notice. (b) Term Loan Borrowing. (i) Pagaya US may borrow under the Initial Term Loan Commitments on the Closing Date; provided that Pagaya US shall give the Administrative Agent an irrevocable Notice of

63 Borrowing (which must be received by the Administrative Agent prior to 10:00 A.M. two (2) Business Days prior to the anticipated Closing Date in the case of SOFR Loans or ABR Loans), in each such case specifying (i) the amount and Type of Initial Term Loans to be borrowed, (ii) the requested Borrowing Date, (iii) the amounts of such Initial Term Loans, (iv) in the case of SOFR Loans, the length of the initial Interest Period therefor, and (v) the wire instructions of the account of Pagaya US to which the proceeds of the Initial Term Loans to be borrowed are to be disbursed. Upon receipt of such Notice of Borrowing from Pagaya US, the Administrative Agent shall promptly notify each Initial Term Loan Lender thereof. Each Initial Term Loan Lender will make the amount of its pro rata share of such borrowing available to the Administrative Agent for the account of Pagaya US at the Term Loan Funding Account prior to 10:00 A.M. on the Borrowing Date requested by Pagaya US in funds immediately available to the Administrative Agent. Upon satisfaction of the applicable conditions set forth in Sections 5.1 and 5.2, the Administrative Agent shall make all requested funds so received available to Pagaya US in like funds as received by the Administrative Agent by wire transfer of such funds, to the account of Pagaya US specified in the applicable Loan Notice. (ii) Pagaya US may borrow under the Second Amendment Term Commitments on the Second Amendment Effective Date; provided that Pagaya US shall give the Administrative Agent an irrevocable Notice of Borrowing (which must be received by the Administrative Agent prior to 10:00 A.M. two (2) Business Days prior to the anticipated Second Amendment Effective Date in the case of SOFR Loans or ABR Loans), in each such case specifying (i) the amount and Type of Second Amendment Term Loans to be borrowed, (ii) the requested Borrowing Date, (iii) the amounts of such Second Amendment Term Loans, (iv) in the case of SOFR Loans, the length of the initial Interest Period therefor, and (v) the wire instructions of the account of Pagaya US to which the proceeds of the Second Amendment Term Loans to be borrowed are to be disbursed. Upon receipt of such Notice of Borrowing from Pagaya US, the Administrative Agent shall promptly notify each Second Amendment Term Lender thereof. Each Second Amendment Term Lender will make the amount of its pro rata share of such borrowing available to the Administrative Agent for the account of Pagaya US at the Term Loan Funding Account prior to 10:00 A.M. on the Borrowing Date requested by Pagaya US in funds immediately available to the Administrative Agent. Upon satisfaction of the applicable conditions set forth in Section 4 of the Second Amendment and Section 5.2 hereof, the Administrative Agent shall make all requested funds so received available to Pagaya US in like funds as received by the Administrative Agent by wire transfer of such funds, to the account of Pagaya US specified in the applicable Loan Notice. 2.3 Swingline Commitment. Subject to the terms and conditions hereof, the Swingline Lender agrees to make available a portion of the credit accommodations otherwise available to the Borrower under the Revolving Commitments from time to time during the Revolving Commitment Period by making swing line loans (each a “Swingline Loan” and, collectively, the “Swingline Loans”) in Dollars to the Borrower; provided that (a) the aggregate principal amount of Swingline Loans outstanding at any time shall not exceed the Swingline Commitment then in effect, (b) the Borrower shall not request, and the Swingline Lender shall not make, any Swingline Loan if, after giving effect to the making of such Swingline Loan, the aggregate amount of the Available Revolving Commitments would be less than zero, and (c) the Borrower shall not use the proceeds of any Swingline Loan to refinance any then outstanding Swingline Loan. During the Revolving Commitment Period, the Borrower may use the Swingline Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. Swingline Loans shall be ABR Loans only. The Borrower shall repay to the Administrative Agent, for the account of the Swingline Lender, the then unpaid principal amount of each Swingline Loan on the Revolving Termination Date. The Swingline Lender shall not make a Swingline Loan during the period commencing at the time it has received notice (by telephone or in writing) from

64 the Administrative Agent (at the request of any Lender, acting in good faith) that one or more of the applicable conditions specified in Section 5.2 (other than Section 5.2(d)) is not then satisfied and has had a reasonable opportunity to react to such notice and ending when such conditions are satisfied or duly waived. 2.4 Procedure for Swingline Borrowing; Refunding of Swingline Loans. (a) Whenever the Borrower desires that the Swingline Lender make Swingline Loans the Borrower shall give the Swingline Lender and the Administrative Agent irrevocable notice (which notice must be received by the Swingline Lender not later than 10:00 A.M. Pacific time on the proposed Borrowing Date) in writing in the form a Notice of Borrowing, specifying (i) that it is requesting a borrowing of Swingline Loans, (ii) the amount to be borrowed, (iii) the requested Borrowing Date (which shall be a Business Day during the Revolving Commitment Period), and (iv) instructions for the remittance of the proceeds of such Loan. Each borrowing under the Swingline Commitment shall be in an amount equal to $500,000 or a whole multiple of $100,000 in excess thereof. Promptly thereafter, on the Borrowing Date specified in a notice in respect of Swingline Loans, the Swingline Lender shall make available to the Borrower an amount in immediately available funds equal to the amount of the Swingline Loan to be made by depositing such amount in the account of the Borrower designated by the Borrower in the applicable Notice of Borrowing. Promptly upon each of funding of a Swingline Loan to the Borrower, the Swingline Lender shall provide the Administrative Agent with a written notice (which may be via email) confirming that it has funded such Swingline Loan and the amount thereof (and the parties hereto hereby acknowledge and agree that (i) the Administrative Agent may conclusively rely on such written notice for all purposes of the Loan Documents (including updating the Register to include such Swingline Loan) and (ii) the Administrative Agent shall not have any duty or obligation to inquire into or confirm whether the proceeds of such Swingline Loan were actually received by the Borrower). Unless a Swingline Loan is sooner refinanced by the advance of a Revolving Loan pursuant to Section 2.4(b), such Swingline Loan shall be repaid by the Borrower no later than five (5) Business Days after the advance of such Swingline Loan. (b) The Swingline Lender, at any time and from time to time in its sole and absolute discretion may, on behalf of the Borrower (which hereby irrevocably directs the Swingline Lender to act on its behalf), on one (1) Business Day’s written notice given by the Swingline Lender no later than 10:00 A.M. to the Administrative Agent and the Revolving Lenders, request each Revolving Lender to make, and each Revolving Lender hereby agrees to make, a Revolving Loan, in an amount equal to such Revolving Lender’s Revolving Percentage of the aggregate amount of such Swingline Loan (each a “Refunded Swingline Loan”) outstanding on the date of such notice, to repay the Swingline Lender. Each Revolving Lender shall make the amount of such Revolving Loan available to the Administrative Agent at the Revolving Loan Funding Account in immediately available funds, not later than 10:00 A.M. one (1) Business Day after the date of such notice. The proceeds of such Revolving Loan shall immediately be made available by the Administrative Agent to the Swingline Lender for application by the Swingline Lender to the repayment of the Refunded Swingline Loan. (c) If prior to the time that the Borrower has repaid the Swingline Loans pursuant to Section 2.4(a) or a Revolving Loan has been made pursuant to Section 2.4(b), one of the events described in Section 8.1(f) shall have occurred or if for any other reason, as determined by the Swingline Lender in its sole discretion, Revolving Loans may not be made as contemplated by Section 2.4(b), each Revolving Lender shall, on the date such Revolving Loan was to have been made pursuant to the notice referred to in Section 2.4(b) or on the date requested by the Swingline Lender (with at least one (1) Business Days’ notice to the Revolving Lenders and the Administrative Agent), purchase for cash an undivided participating interest in the then outstanding Swingline Loans by paying to the Swingline Lender an

65 amount (the “Swingline Participation Amount”) equal to (i) such Revolving Lender’s Revolving Percentage times (ii) the sum of the aggregate principal amount of the outstanding Swingline Loans that were to have been repaid with such Revolving Loans. (d) Whenever, at any time after the Swingline Lender has received from any Revolving Lender such Lender’s Swingline Participation Amount, the Swingline Lender receives any payment on account of the Swingline Loans, the Swingline Lender will distribute to the Administrative Agent for the account of such Lender its Swingline Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Lender’s pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swingline Loans then due); provided that in the event that such payment received by the Swingline Lender is required to be returned, such Revolving Lender will return to the Swingline Lender any portion thereof previously distributed to it by the Swingline Lender. (e) Each Revolving Lender’s obligation to make the Loans referred to in Section 2.4(b) and to purchase participating interests pursuant to Section 2.4(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Revolving Lender or the Borrower may have against the Swingline Lender, the Borrower or any other Person for any reason whatsoever, (ii) the occurrence of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 5, (iii) any adverse change in the condition (financial or otherwise) of the Borrower, (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other Revolving Lender, or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. (f) The Swingline Lender may resign at any time by giving thirty (30) days’ prior notice to the Administrative Agent, the Lenders and the Administrative Borrower. Following such notice of resignation from the Swingline Lender, the Swingline Lender may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the Required Lenders and the successor Swingline Lender. After the resignation or replacement of the Swingline Lender hereunder, the retiring Swingline Lender shall remain a party hereto and shall continue to have all the rights and obligations of the Swingline Lender under this Agreement and the other Loan Documents with respect to Swingline Loans made by it prior to such resignation or replacement, but shall not be required or permitted to make any additional Swingline Loans. 2.5 Overadvances. If at any time or for any reason the aggregate amount of the Total Revolving Extensions of Credit exceeds the amount of the Total Revolving Commitments then in effect (any such excess, an “Overadvance”), the Borrower shall, if the amount of such Overadvance is (a) equal or greater than $500,000, promptly (and in any event not after the next Business Day) pay the full amount of such Overadvance to the Administrative Agent, without notice or demand, or (b) less than $500,000, within one (1) Business Day after the receipt of a request by the Administrative Agent (acting at the direction of Lenders holding more than 50% of the Revolving Commitments) therefor, pay the full amount of such Overadvance to the Administrative Agent, in each case, for application against the Revolving Extensions of Credit in accordance with the terms hereof. Any prepayment of any Revolving Loan that is a SOFR Loan hereunder shall be subject to Borrower’s obligation to pay any amounts owing pursuant to Section 2.18. 2.6 Fees.

66 (a) Upfront Fee. On the Closing Date, the Borrower (or, Pagaya US with respect to the Initial Term Loans) agrees to pay to the Lenders upfront fees in the amounts specified in the Lender Fee Letters (other than the Second Amendment Fee Letter). On the Second Amendment Effective Date, Pagaya US agrees to pay to the Second Amendment Term Lenders upfront fees in the amounts specified in the Second Amendment Fee Letter. (b) Commitment Fee. As additional compensation for the Revolving Commitments, the Borrower shall pay to the Administrative Agent, for the account of the Revolving Lenders, in arrears, on the last Business Day of each calendar quarter following the Closing Date and prior to the Revolving Termination Date and on the Revolving Termination Date, a fee for the Borrower’s non-use of available funds in an amount equal to the Commitment Fee Rate per annum multiplied by the difference between the average for the quarterly period (or, if less, the portion thereof) of (x) the Total Revolving Commitments (as it may be reduced or increased from time to time) and (y) the sum of (A) the daily closing balance of the Revolving Loans outstanding but excluding the aggregate principal amount of Swingline Loans which shall be deemed to be zero for purposes hereof, (B) the aggregate undrawn amount of all Letters of Credit outstanding at such time and (C) the aggregate amount of all L/C Disbursements that have not yet been reimbursed or converted into Revolving Loans at such time. (c) Agency Fees. The Borrower agrees to pay to the Administrative Agent, for its own account, the fees in the amounts and on the dates as set forth in the Agent Fee Letter and to perform any other obligations contained therein. (d) Fees Nonrefundable. All fees payable under this Section 2.6 shall be fully earned on the date paid and nonrefundable. 2.7 Termination or Reduction of Revolving Commitments. The Borrower shall have the right, without penalty or premium, upon not less than three (3) Business Days’ notice to the Administrative Agent, to terminate the Revolving Commitments or, from time to time, to reduce the amount of the Revolving Commitments; provided that no such termination or reduction of the Revolving Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Loans and Swingline Loans made on the effective date thereof (which prepayments may be made without penalty or premium other than any amounts owing (if any) pursuant to Section 2.18), the Total Revolving Extensions of Credit then outstanding would exceed the Total Revolving Commitments then in effect; provided that if such notice indicates that such termination or reduction is conditioned on the occurrence of a transaction it may be revoked if such transaction is not consummated. Any such reduction shall be in an amount equal to $1,000,000, or a whole multiple of $500,000 in excess thereof (or, if the then Total Revolving Commitments are less than $1,000,000, or such excess is a lesser multiple, such lesser amount), and shall reduce permanently the Revolving Commitments then in effect; provided further, if in connection with any such reduction or termination of the Revolving Commitments a SOFR Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing (if any) pursuant to Section 2.18. The Borrower shall have the right, without penalty or premium, upon not less than three (3) U.S. Government Securities Business Days’ notice to the Administrative Agent, to terminate the L/C Commitments or, from time to time, to reduce the amount of the L/C Commitments; provided that no such termination or reduction of L/C Commitments shall be permitted if, after giving effect thereto, the Total L/C Commitments shall be reduced to an amount that would result in the aggregate L/C Exposure exceeding the Total L/C Commitments (as so reduced). Any such reduction shall be in an amount equal to $1,000,000, or a whole multiple of $500,000 in excess thereof (or, if the then Total L/C Commitments are less than $1,000,000, or such excess is a lesser multiple, such lesser amount), and shall reduce permanently the L/C Commitments then in effect.

67 2.8 Optional Loan Prepayments. The Borrower (or, Pagaya US with respect to the Term Loans) may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty, other than as set forth in Section 2.26, upon irrevocable notice delivered to the Administrative Agent no later than 10:00 A.M. three (3) U.S. Government Securities Business Days prior thereto, in the case of SOFR Loans, and no later than 10:00 A.M. one (1) Business Day prior thereto, in the case of ABR Loans, which notice shall specify (x) the date and amount of the proposed prepayment, (y) whether such prepayment is a prepayment of Term Loans, Revolving Loans or Swingline Loans and (z) the Type of Loans to be prepaid; provided that if a SOFR Loan is prepaid, in whole or in part, on any day other than the last day of the Interest Period applicable thereto, the Borrower (or, Pagaya US with respect to the Term Loans) shall also pay any amounts owing pursuant to Section 2.18; provided further that if such notice of prepayment indicates that such prepayment is to be funded with the proceeds of a refinancing, such notice of prepayment may be revoked if the financing is not consummated. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (except in the case of Revolving Loans that are ABR Loans and Swingline Loans) accrued interest to such date on the amount prepaid. Partial prepayments of Term Loans and Revolving Loans shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof. Partial prepayments of Swingline Loans shall be in an aggregate principal amount of $100,000 or a whole multiple thereof. All optional prepayments shall be applied to either the Revolving Loans or the Term Loans as Borrower shall direct, and if to the Term Loans shall be applied in accordance with Section 2.15 and to scheduled principal installments of the foregoing as directed by the Borrower (or, in the absence of such direction, in direct order of maturity). 2.9 Mandatory Prepayments. (a) If any Indebtedness shall be incurred by any Group Member other than as permitted under Section 7.2, an amount equal to 100% of the Net Cash Proceeds thereof shall be applied on the date of such incurrence toward the prepayment of the Term Loans. (b) Within ten Business Days after the receipt by the Borrower or any other Group Member of Net Cash Proceeds of any Asset Sale pursuant to the General Dispositions Basket, Section 7.5(k), Section 7.5(n)(other than in connection with Investments under Section 7.7(w)), Section 7.11 or any Recovery Event from and after the Closing Date then, Pagaya US shall repay Term Loans in an aggregate principal amount equal to 100% of such Net Cash Proceeds (such prepayments to be applied as set forth in clause (d) below); provided, that the Borrower or any other Group Member shall be permitted to reinvest such Net Cash Proceeds in assets used or useful for the Borrower’s or any Group Member’s business permitted by Section 7.16 no later than (i) twelve months following such receipt or (ii) if it shall have entered into a legally binding commitment to so reinvest such Net Cash Proceeds within twelve months following receipt of such Net Cash Proceeds, six months after the end of such twelve month period, and, for the avoidance of doubt, no mandatory prepayment shall be required from such Net Cash Proceeds until the expiration of such period, at which time a mandatory prepayment shall be required in accordance with this clause (b) with respect to the excess of the amount of such Net Cash Proceeds received over the amount so reinvested; provided further, to the extent that the Borrower or such other Group Member shall not have (i) so reinvested 100% of such Net Cash Proceeds by not later than twelve months after the receipt thereof or (ii) entered into a legally binding commitment to so reinvest such Net Cash Proceeds within twelve months and so reinvested such Net Cash Proceeds no later than six months after the end of such twelve month period, the Borrower shall use any such remaining Net Cash Proceeds to repay Term Loans on such date; and provided, further, Pagaya US shall not be required to repay Term Loans pursuant to this clause (b) unless and until the aggregate amount of Net Cash Proceeds Pagaya US is required to use to prepay Term Loans pursuant to this clause (b) is equal to or greater than $10,500,000

68 in any fiscal year (and at such time, Pagaya US shall be required to prepay Term Loans in an amount equal to all such Net Cash Proceeds so received). (c) Within ten Business Days after financial statements have been delivered pursuant to Section 6.1(a) (together with the related Compliance Certificate pursuant to Section 6.2(a)), beginning with the fiscal year ending December 31, 2024 and for each fiscal year thereafter, Pagaya US shall prepay an aggregate principal amount of Term Loans (such prepayments to be applied as set forth in clause (d) below) equal to the remainder of (A) 50% of Excess Cash Flow for the fiscal year covered by such financial statements minus (B) the sum of, other than to the extent made with the proceeds of long-term Indebtedness (other than revolving Indebtedness), (1) the aggregate principal amount of voluntary prepayments of Term Loans made during such fiscal year pursuant to Section 2.8, (2) the aggregate amount of any reduction in the outstanding principal amount of Term Loans resulting from assignments to Pagaya US made during such fiscal year in accordance with Section 10.6(h) (but, in the case of this clause (2), limited to the amount of cash actually used to purchase principal of such Term Loans), (3) the aggregate principal amount of any voluntary prepayments of Revolving Loans made during such fiscal year pursuant to Section 2.8, but, in the case of this clause (3), only to the extent accompanied by a like voluntary reduction in the Revolving Commitments made during such fiscal year pursuant to Section 2.7 and (4) the aggregate principal amount of any voluntary prepayments or purchases of Other Applicable Indebtedness made during such fiscal year (but, in the case of this clause (4), limited to the amount of cash actually used to purchase principal of such Indebtedness if purchased at a discount); provided that (i) such percentage shall be reduced to 25% if the Consolidated First Lien Leverage Ratio, determined on a Pro Forma Basis as of the last day of the applicable fiscal year, was less than or equal to 2.00:1.00, (ii) no mandatory prepayment under this Section 2.9(c) shall be required if the Consolidated First Lien Leverage Ratio, determined on a Pro Form Basis as of the last day of the applicable fiscal year, was less than or equal to 1.50:1.00 and (iii), at the option of Pagaya US, no prepayment under this Section 2.9(c) shall be required unless the amount of Excess Cash Flow so required to be applied to a prepayment of the Term Loans exceeds $3,500,000 (and Pagaya US shall be required to prepay Term Loans in an amount equal to all such Excess Cash Flow so determined). (d) Notwithstanding anything to the contrary in Section 2.9(b) and (c), as applicable, (i) if at the time that any prepayment pursuant to Section 2.9(b) would be required, Pagaya US is required to prepay or offer to prepay or repurchase any Indebtedness that is secured by the Collateral on a pari passu basis and is pari passu in right of payment, in each case, with the Term Loans pursuant to the terms of the documentation governing such Indebtedness (such Indebtedness required to be so prepaid or offered to be so prepaid or repurchased, “Other Applicable Indebtedness”) with a portion of such prepayment, then Pagaya US may apply such portion of such Net Cash Proceeds on a pro rata basis (determined on the basis of the aggregate outstanding principal amount of the Term Loans and Other Applicable Indebtedness at such time; provided that the portion of such Net Cash Proceeds allocated to the Other Applicable Indebtedness shall not exceed the amount of such Net Cash Proceeds required to be allocated to the Other Applicable Indebtedness pursuant to the terms thereof and the remaining amount, if any, of such Net Cash Proceeds shall be allocated to the Term Loans in accordance with Section 2.9(e) below) to the prepayment of the Term Loans and to the repurchase or prepayment of Other Applicable Indebtedness, and the amount of prepayment of the Term Loans that would have otherwise been required pursuant to Section 2.9(b) shall be reduced accordingly, (ii) if at the time that any prepayment pursuant to Section 2.9(c) would be required (the amount of any such prepayment, the “ECF Prepayment Amount”), Pagaya US is required to prepay or offer to prepay or repurchase any Other Applicable Indebtedness with a portion of such ECF Prepayment Amount, then Pagaya US may apply such portion of such ECF Prepayment Amount on a pro rata basis (determined on the basis of the aggregate outstanding principal amount of the Term Loans and Other Applicable Indebtedness at such time; provided that the

69 portion of such ECF Prepayment Amount allocated to the Other Applicable Indebtedness shall not exceed the amount of such ECF Prepayment Amount required to be allocated to the Other Applicable Indebtedness pursuant to the terms thereof and the remaining amount, if any, of such Net Cash Proceeds shall be allocated to the Term Loans in accordance with Section 2.9(e) below) to the prepayment of the Term Loans and to the repurchase or prepayment of Other Applicable Indebtedness, and the amount of prepayment of the Term Loans that would have otherwise been required pursuant to Section 2.9(c) shall be reduced accordingly and (iii) to the extent the holders of Other Applicable Indebtedness decline to have such Indebtedness repurchased or prepaid as described in preceding clauses (i) and/or (ii), the declined amount (other than any such amount declined by the Lenders pursuant to Section 2.9(g) below) shall promptly (and in any event within five Business Day after the date of such rejection) be applied to prepay the Term Loans in accordance with Section 2.9(e) below. (e) All prepayments of Term Loans made pursuant to this Section 2.9 shall be applied ratably to each tranche of outstanding Term Loans (unless the Lenders under any such tranche of Term Loans incurred after the Closing Date have elected to be paid on a less than ratable basis). Any mandatory prepayment of Term Loans shall be applied first to reduce outstanding ABR Loans, and any amounts remaining after each such application shall be applied to prepay SOFR Loans in direct order of Interest Period maturities. (f) All prepayments of each tranche of Term Loans shall be applied to the scheduled installments thereof in direct order of maturity (unless a different order of application has been agreed to in respect of any tranche of Term Loans incurred after the Closing Date). (g) Pagaya US shall notify the Administrative Agent in writing of any mandatory prepayment of Term Loans required to be made pursuant to Sections 2.9(a), (b) and (c) at least two Business Days prior to the date of such prepayment (or such shorter period as may be agreed to by the Administrative Agent in any particular instance). Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the amount of such prepayment. The Administrative Agent will promptly notify each appropriate Lender of the contents of Pagaya US’s prepayment notice and of such appropriate Lender’s applicable percentage of the prepayment. Each Term Loan Lender may reject all or a portion of its applicable percentage of any mandatory prepayment (such declined amounts, the “Declined Amounts”) of Term Loans required to be made pursuant to Section 2.9(b) or (c) by providing written notice (each, a “Rejection Notice”) to the Administrative Agent and Pagaya US no later than 2:00 p.m. one (1) Business Day prior to the date on which such prepayment is due. Each Rejection Notice from a given Term Loan Lender shall specify the principal amount of the mandatory repayment of Term Loans to be rejected by such Term Loan Lender. If a Term Loan Lender fails to deliver a Rejection Notice to the Administrative Agent within the time frame specified above or such Rejection Notice fails to specify the principal amount of the Term Loans to be rejected, any such failure will be deemed an acceptance of the total amount of such mandatory prepayment of Term Loans. Any Declined Amounts remaining thereafter shall be retained by Pagaya US. (h) Notwithstanding any provision under this Section 2.9 to the contrary, (i) any amounts that would otherwise be required to be paid by Pagaya US pursuant to Sections 2.9(b) or (c) shall not be required to be so prepaid to the extent of any such Excess Cash Flow that is generated by a Foreign Subsidiary or such Net Cash Proceeds are received by a Foreign Subsidiary, for so long as the repatriation to the United States of any such amounts would be prohibited under any requirement of law or conflict with the fiduciary duties of such Foreign Subsidiary’s directors, or result in, or could reasonably be expected to result in, a material risk of personal or criminal liability for any officer, director, employee, manager, member of management or consultant of such Foreign Subsidiary (the Borrower agreeing to cause the applicable Foreign Subsidiary to promptly take all commercially reasonable actions required by

70 the applicable local law to permit such repatriation), and once such repatriation, unless the provisions of clause (iii) below are applicable, of any such affected Net Cash Proceeds or Excess Cash Flow is permitted under the applicable requirement of law and, to the extent applicable, would no longer conflict with the fiduciary duties of such director, or result in, or could reasonably be expected to result in, a material risk of personal or criminal liability for the Persons described above, such repatriation will be promptly effected and such repatriation of Net Cash Proceeds or Excess Cash Flow, as applicable, will be promptly (and in any event not later than five Business Days after such repatriation) applied (net of additional taxes payable or reserved against as a result thereof) to the repayment of the Loans pursuant to this Section 2.9 to the extent provided herein (without regard to this clause (h)); and (ii) if the repatriation by a Foreign Subsidiary to the United States of any amount required to mandatorily prepay the Term Loans pursuant to Sections 2.9(b) and (c) would result in material adverse tax consequences to the Group Members (such amount, a “Restricted Amount”), as reasonably determined by the Borrower, the amount Pagaya US shall be required to mandatorily prepay pursuant to Sections 2.9(b) and (c), as applicable, shall be reduced by the Restricted Amount until such time as it may repatriate to the United States such Restricted Amount without incurring such material adverse tax liability; provided, to the extent that the repatriation of any Net Cash Proceeds or Excess Cash Flow from such Foreign Subsidiary would no longer have a material adverse tax consequence, an amount equal to the Net Cash Proceeds or Excess Cash Flow, as applicable, not previously applied pursuant to preceding clauses (i) and (ii) shall be promptly applied to the repayment of the Term Loans pursuant to this Section 2.9 as otherwise required above (without regard to this clause (h)). To the extent that any amounts have not been repatriated to the Borrower by operation of this clause (h) within one year from the date of the applicable requirement to prepay the Term Loans, Pagaya US shall not have any further obligations under this clause (h). (i) Notwithstanding any provision under this Section 2.9 to the contrary, any amounts that would otherwise be required to be paid by Pagaya US pursuant to Sections 2.9(b) or (c) shall not be required to be so prepaid to the extent of any such Excess Cash Flow that is generated by a joint venture or other non-wholly-owned subsidiary or such Net Cash Proceeds are received by any joint venture or other non-wholly-owned subsidiary, in each case, for so long as the distribution to Pagaya US of such Excess Cash Flow or Net Cash Proceeds would be prohibited under the organizational documents or joint venture agreements governing such joint venture or other non-wholly-owned subsidiary, it being understood that if the relevant prohibition ceases to exist within the one year period following the end of the applicable fiscal year or the event giving rise to the relevant Net Cash Proceeds, the relevant joint venture or other non-wholly-owned subsidiary will promptly distribute the relevant Excess Cash Flow or the relevant Net Cash Proceeds, as the case may be, and the distributed Excess Cash Flow or Net Cash Proceeds, as the case may be, shall be promptly applied to the repayment of the Term Loans pursuant to and to the extent required by this Section 2.9 (without regard to this clause (i)). To the extent that any amounts have not been distributed to Pagaya US as set forth in this clause (i) within one year from the date of the applicable requirement to prepay the Term Loans, Pagaya US shall not have any further obligations under this clause (i). 2.10 Conversion and Continuation Options. (a) The Borrower may elect from time to time to convert SOFR Loans to ABR Loans by giving the Administrative Agent prior irrevocable notice in a Notice of Conversion/Continuation of such election no later than 10:00 A.M. three (3) Business Days prior to the proposed conversion date; provided that any such conversion of SOFR Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert ABR Loans to SOFR Loans by giving the Administrative Agent prior irrevocable notice in a Notice of Conversion/Continuation of such election no later than 10:00 A.M. three (3) U.S. Government Securities Business Days prior to the proposed conversion date (which notice shall specify the length of the initial

71 Interest Period therefor); provided that no ABR Loan may be converted into a SOFR Loan when any Event of Default has occurred and is continuing. Upon receipt of any such notice, the Administrative Agent shall promptly notify each relevant Lender thereof. If no Interest Period is specified with respect to any SOFR Loan in a Notice of Conversion/Continuation delivered by the Borrower to the Administrative Agent, the Borrower shall be deemed to have selected an Interest Period of one (1) month’s duration. (b) The Borrower may elect from time to time to continue any SOFR Loan by giving the Administrative Agent prior notice of such election in a Notice of Conversion/Continuation, in accordance with the applicable provisions of the term “Interest Period” set forth in Section 1.1, of the length of the next Interest Period to be applicable to such SOFR Loan; provided that no SOFR Loan may be continued as such when any Event of Default has occurred and is continuing; provided further that (x) if the Borrower shall fail to give any required notice as described above in this paragraph, upon the expiration of the then current Interest Period, such SOFR Loans shall be automatically continued as SOFR Loans bearing interest at a rate based upon Adjusted Term SOFR and with an Interest Period of the same length as then expiring Interest Period or (y) if such continuation is not permitted pursuant to the preceding proviso, such SOFR Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. (c) After the occurrence and during the continuance of an Event of Default, (i) the Borrower may not elect to have a Loan be made or continued as, or converted to, a SOFR Loan after the expiration of any Interest Period then in effect for such Loan and (ii), any Notice of Conversion/Continuation given by the Borrower with respect to a requested conversion/continuation that has not yet occurred shall, at the Administrative Agent’s option (acting at the direction of the Required Lenders), be deemed to be rescinded by the Borrower and be deemed a request to convert or continue Loans referred to therein as ABR Loans. 2.11 Limitations on SOFR Tranches. Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions and continuations of SOFR Loans and all selections of Interest Periods shall be in such amounts and be made pursuant to such elections so that, (a) after giving effect thereto, the aggregate principal amount of the SOFR Loans comprising each SOFR Tranche shall be equal to $1,000,000 or a whole multiple of $100,000 in excess thereof, and (b) no more than ten (10) SOFR Tranches shall be outstanding at any one time. 2.12 Interest Rates and Payment Dates. (a) Subject to Section 2.12(c), each SOFR Loan shall bear interest at a rate per annum equal to Adjusted Term SOFR for the Interest Period therefor plus the Applicable Margin. (b) Subject to Section 2.12(c), each ABR Loan (including any Swingline Loan) shall bear interest at a rate per annum equal to the ABR plus the Applicable Margin. (c) During the continuance of an Event of Default, at the request of the Administrative Agent (acting at the direction of the Required Lenders), the outstanding principal amount of each Loan, accrued and unpaid interest thereon and any applicable fees, premiums and other outstanding amounts relating to the Obligations shall bear interest at a rate per annum equal to the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2.00% (or, in the event no rate would otherwise be appliable thereto, a per annum rate equal to the ABR plus the Applicable Margin applicable to ABR Loans plus 2.00%) (collectively, the “Default Rate”); provided that the Default Rate shall apply to all such amounts automatically and without any Required Lender

72 consent therefor upon the occurrence and during the continuance of any Specified Event of Default or any Event of Default arising under Section 8.1(c) as a result of a default under Sections 6.1, 6.2(a)(ii), 6.2(f) or 7.1 (in the cases of Section 6.1, 6.2(a)(ii) and 6.2(f), solely to the extent necessary for determining whether the Loan Parties were in compliance with the financial covenants under Section 7.1). (d) Interest shall be payable in arrears on each Interest Payment Date; provided that (x) interest accruing pursuant to Section 2.12(c) shall be payable from time to time on demand and (y) in the event of any conversion of any SOFR Loan prior to the end of the Interest Period therefor, accrued interest on such SOFR Loan and any amounts owing pursuant to Section 2.18 shall be payable on the effective date of such conversion. 2.13 Computation of Interest and Fees; Conforming Changes. (a) Interest and fees payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed, except that, with respect to ABR Loans the rate of interest on which is calculated on the basis of the Prime Rate, the interest thereon shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. Interest and fees shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall bear interest for one day. All interest hereunder on any Loan shall be computed on a daily basis based upon the outstanding principal amount of such Loan as of the applicable date of determination. Any change in the interest rate on a Loan resulting from a change in the ABR shall become effective as of the opening of business on the day on which such change becomes effective. (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Administrative Borrower, deliver to the Administrative Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 2.13(a). (c) In connection with the use or administration of any Benchmark, the Administrative Agent (acting at the direction of the Required Lenders) shall have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes shall become effective without any further action or consent of any other party to this Agreement or any other Loan Document (and, in connection with any Conforming Changes, the Lenders hereby (i) authorize and direct the Administrative Agent to make any Conforming Changes (and to enter into any modifications to this Agreement or other Loan Documents implementing such Conforming Changes) that have been consented or agreed to by the Required Lenders, or in respect of which the Administrative Agent has received a direction from the Required Lenders to implement and (ii) acknowledge and agree that the Administrative Agent shall be entitled to all of the exculpations, protections and indemnifications provided for in this Agreement in favor of the Administrative Agent in implementing any Conforming Changes (or in entering into any modifications to this Agreement or the other Loan Documents implementing same) that have been consented or agreed to by the Required Lenders, or in respect of which the Administrative Agent has received a direction from the Required Lenders to implement). The Administrative Agent will promptly notify the Administrative Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of such Benchmark. 2.14 Inability to Determine Interest Rate.

73 (a) Inability to Determine Interest Rate. Subject to Section 2.14(b), if, as of any date: (i) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Adjusted Term SOFR” cannot be determined pursuant to the definition thereof, or (ii) the Required Lenders determine that for any reason, in connection with any request for a SOFR Loan or a conversion thereto or a continuation thereof that “Adjusted Term SOFR” for any requested Interest Period with respect to a proposed SOFR Loan does not adequately and fairly reflect the cost to such Lenders of making and maintaining such Loan, and the Required Lenders have provided notice of such determination to the Administrative Agent, the Administrative Agent will promptly so notify the Administrative Borrower and each Lender. Upon notice thereof by the Administrative Agent to the Administrative Borrower, any obligation of the Lenders to make and any right of the Borrower to continue SOFR Loans or to convert ABR Loans to SOFR Loans shall be suspended (to the extent of the affected SOFR Loans or, in the case of a Term SOFR Borrowing, the affected Interest Periods) until the Administrative Agent (with respect to clause (ii), at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (i) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans (to the extent of the affected SOFR Loans or, in the case of a Term SOFR Borrowing, the affected Interest Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to ABR Loans in the amount specified therein and (ii) any outstanding affected SOFR Loans will be deemed to have been converted into ABR Loans immediately or, in the case of a Term SOFR Borrowing, at the end of the applicable Interest Period. Upon any such conversion, the Borrower shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to Section 2.18. Subject to Section 2.14(b), if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Adjusted Term SOFR” cannot be determined pursuant to the definition thereof on any given day, the interest rate on ABR Loans shall be determined by the Administrative Agent without reference to clause (c) of the definition of “ABR” until the Administrative Agent revokes such determination. (b) Benchmark Replacement Setting. (i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and the definition of “Adjusted Term SOFR” shall be deemed modified to delete the addition of the Term SOFR Adjustment to Term SOFR for any calculation and (y) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 P.M. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the affected Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection

74 to such Benchmark Replacement from Lenders comprising the Required Lenders. If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a monthly basis. (ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document other than written notice thereof to the Administrative Borrower pursuant to clause (iii) below (and, in connection with any Conforming Changes, the Lenders hereby (i) authorize and direct the Administrative Agent to make any Conforming Changes (and to enter into any modifications to this Agreement or other Loan Documents implementing such Conforming Changes) that have been consented or agreed to by the Required Lenders, or in respect of which the Administrative Agent has received a direction from the Required Lenders to implement and (ii) acknowledge and agree that the Administrative Agent shall be entitled to all of the exculpations, protections and indemnifications provided for in this Agreement in favor of the Administrative Agent in implementing any Conforming Changes (or in entering into any modifications to this Agreement or the other Loan Documents implementing same) that have been consented or agreed to by the Required Lenders, or in respect of which the Administrative Agent has received a direction from the Required Lenders to implement). (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Administrative Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will notify the Administrative Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.14(b)(iv) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.14(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.14(b). (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify by providing notice thereof (which may be via email) to the Administrative Borrower and the Lenders) the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement therefor) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify by providing notice thereof (which may be via email) to the Administrative Borrower and the Lenders) the definition of “Interest Period” (or

75 any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon the Administrative Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any pending request for a SOFR Borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, (i) the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to ABR Loans and (ii) any outstanding affected SOFR Loans will be deemed to have been converted into ABR Loans at the end of the applicable Interest Period. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR. 2.15 Pro Rata Treatment and Payments. (a) Each borrowing by the Borrower from the Lenders hereunder, each payment by the Borrower on account of any commitment fee and any reduction of the Commitments shall be made pro rata according to the respective Term Loan Percentages, L/C Percentages or Revolving Percentages, as the case may be, of the relevant Lenders; provided that, for the avoidance of doubt, each borrowing of Incremental Term Loans shall be made pro rata according to the respective Term Loan Commitments of the Lenders providing such Incremental Term Loans. Except as otherwise provided herein, each payment (including each prepayment) by Pagaya US on account of principal of and interest on the Term Loans shall be made pro rata according to the respective outstanding principal amounts of the Term Loans then held by the Term Loan Lenders. (b) Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Revolving Loans shall be made pro rata according to the respective outstanding principal amounts of the Revolving Loans then held by the Revolving Lenders. (c) All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff and shall be made prior to 10:00 A.M. on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Funding Account, in Dollars and in Same Day Funds; provided, that L/C Disbursements made by the Issuing Lender in respect of Letters of Credit denominated in a Foreign Currency shall be made by the Borrower to the Issuing Lender in such Foreign Currency to the extent required under Section 3.5(a). The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. Any payment received by the Administrative Agent after 10:00 A.M. shall at the Administrative Agent’s discretion be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment hereunder (other than payments on the SOFR Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a SOFR Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.

76 (d) Unless the Administrative Agent shall have been notified in writing by any Lender prior to the proposed date of any borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date in accordance with Section 2, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not in fact made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender and the Borrower severally agree to pay to the Administrative Agent forthwith, on written demand, such corresponding amount with interest thereon, for each day from and including the date on which such amount is made available to the Borrower but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, a rate equal to the greater of (A) the Federal Funds Effective Rate and (B) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, and (ii) in the case of a payment to be made by the Borrower, the rate per annum applicable to ABR Loans under the relevant Facility. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (e) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Lender hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Lender, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Lender, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Nothing in this clause (e) shall be deemed to limit the rights of Administrative Agent or any Lender against any Loan Party. (f) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Section 2, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable extension of credit set forth in Section 5.1 or Section 5.2 are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (g) The obligations of the Lenders hereunder to (i) make Term Loans, (ii) make Revolving Loans, (iii) fund its participations in L/C Disbursements in accordance with its respective L/C Percentage, (iv) fund its respective Swingline Participation Amount of any Swingline Loan, and (v) make payments pursuant to Section 9.7, as applicable, are several and not joint. The failure of any Lender to make any such Loan or, as applicable, to fund any such participation or to make any such payment under Section 9.7 on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to

77 so make its applicable Loan, to purchase its participations, as applicable, or to make its payment under Section 9.7. (h) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. (i) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, toward payment of interest and fees, and Overadvances then due hereunder (with amounts being applied first to fees, second to interest and then to Overadvances), ratably among the parties entitled thereto in accordance with the amounts of interest and fees, and Overadvances then due to such parties, and (ii) second, toward payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties. (j) If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the principal of or interest on any Loan made by it, its participation in the L/C Exposure or other obligations hereunder, as applicable (other than pursuant to a provision hereof providing for non-pro rata treatment), in excess of its Term Loan Percentage, Revolving Percentage or L/C Percentage, as applicable, of such payment on account of the Loans or participations obtained by all of the Lenders, such Lender shall (a) notify the Administrative Agent of the receipt of such payment, and (b) within five (5) Business Days of such receipt purchase (for cash at face value) from the other Term Loan Lenders, Revolving Lenders or L/C Lenders, as applicable (through the Administrative Agent), without recourse, such participations in the Term Loans or Revolving Loans made by them and/or participations in the L/C Exposure held by them, as applicable, or make such other adjustments as shall be equitable, as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of the other Lenders in accordance with their respective Term Loan Percentages, Revolving Percentages or L/C Percentages, as applicable; provided, however, that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest and (ii) the provisions of this clause (j) shall not be construed to apply to (x) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender) or (y) any payment obtained by a Lender as consideration for the assignment or sale of a participation in any of its Loans or participations in L/C Disbursements to any assignee or participant, other than to the Borrower or any of its Affiliates (as to which the provisions of this clause (j) shall apply). The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.15(j) may exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. No documentation other than notices and the like referred to in this Section 2.15(j) shall be required to implement the terms of this Section 2.15(j). The provisions of this Section 2.15(j) shall not be construed to apply to (i) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (ii) the application of Cash Collateral provided for in Section 3.10, or (iii) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or sub- participations in any L/C Exposure to any assignee or participant, other than an assignment to the Borrower or any Affiliate thereof (as to which the provisions of this Section 2.15(j) shall apply). The Borrower consents on behalf of itself and each other Loan Party to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Loan Party rights of setoff and counterclaim with

78 respect to such participation as fully as if such Lender were a direct creditor of each Loan Party in the amount of such participation. No amounts received by the Administrative Agent or any Lender from any Guarantor that is not a Qualified ECP Guarantor shall be applied in partial or complete satisfaction of any Excluded Swap Obligations. 2.16 Illegality; Requirements of Law. (a) Illegality. If any Lender determines that any Requirement of Law (i) has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain or fund Loans whose interest is determined by reference to SOFR, Adjusted Term SOFR, Term SOFR or Term SOFR Reference Rate, or to determine or charge interest based upon SOFR, Adjusted Term SOFR, Term SOFR or Term SOFR Reference Rate, then, upon notice thereof by such Lender to the Administrative Borrower (through the Administrative Agent) or (ii) in any applicable jurisdiction, it becomes unlawful for a Revolving Lender to perform any of its obligations as contemplated by this Agreement (other than as set forth in clause (a)(i) above) or to fund, issue or maintain its participation in any Revolving Loan or it becomes unlawful for any Affiliate of a Revolving Lender for that Revolving Lender to do so (an “Illegality Notice”), any obligation of the Lenders to make, and the right of the Borrower to continue SOFR Loans or to convert ABR Loans to SOFR Loans, shall be suspended until each affected Lender notifies the Administrative Agent and the Administrative Borrower that the circumstances giving rise to such determination no longer exist or solely with respect to an Illegality Notice delivered with respect to clause (a)(ii) above, each Available Revolving Commitment of such Revolving Lender will be immediately cancelled. Upon receipt of an Illegality Notice (1) with respect to clause (a)(i) above, the Borrower shall, if necessary to avoid such illegality, upon written demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all SOFR Loans to ABR Loans (the interest rate on which ABR Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Adjusted Term SOFR component of the ABR), on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such SOFR Loans to such day, or immediately, if any Lender may not lawfully continue to maintain such SOFR Loans to such day, in each case, until the Administrative Agent is advised in writing by each affected Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon, Adjusted Term SOFR, Term SOFR or Term SOFR Reference Rate and (2) with respect to clause (a)(ii) above, to the extent that the Lender's participation has not been transferred pursuant to Section 2.20, the Borrower shall repay that Revolving Lender's participation in the Revolving Loans made to the Borrower, together with any amounts otherwise payable pursuant to Section 2.18, on the last day of the Interest Period for each Revolving Loan occurring after the Administrative Agent has notified the Administrative Borrower or, if earlier, the date specified by the Revolving Lender in the Illegality Notice delivered to the Administrative Agent (being no earlier than the last day of any applicable grace period permitted by law) and that Revolving Lender's corresponding Revolving Commitment(s) shall be immediately cancelled in the amount of the participations repaid). Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required to be paid with respect thereto pursuant to Section 2.18. (b) Requirements of Law. If the adoption of or any change in any Requirement of Law or in the administration, interpretation, implementation or application thereof by any Governmental Authority, or the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority made subsequent to the date hereof: (i) shall subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes, and

79 (C) Connection Income Taxes) on its Loans, Loan principal, Letters of Credit, Commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; (ii) shall impose, modify or deem applicable any reserve (including pursuant to regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D)), special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of or credit extended or participated in by, any Lender; or (iii) impose on any Lender any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining Loans or of maintaining its obligation to make such Loans, or to increase the cost to such Lender or such other Recipient of issuing, maintaining or participating in Letters of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum receivable or received by such Lender or other Recipient hereunder in respect thereof (whether of principal, interest or any other amount), then, in any such case, upon the request of such Lender or other Recipient, the Borrower will promptly pay such Lender or other Recipient, as the case may be, any additional amount or amounts necessary to compensate such Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered. If any Lender becomes entitled to claim any additional amounts pursuant to this paragraph, it shall promptly notify the Administrative Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled. (c) If any Lender determines that any change in any Requirement of Law affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by the Issuing Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such change in such Requirement of Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy or liquidity), then from time to time the Borrower will pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender or such Lender’s or Issuing Lender’s holding company for any such reduction suffered. (d) For purposes of this Agreement, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case (i) and (ii) be deemed to be a change in any Requirement of Law, regardless of the date enacted, adopted or issued. (e) A certificate as to any additional amounts payable pursuant to paragraphs (b), (c), or (d) of this Section submitted by any Lender to the Administrative Borrower (with a copy to the

80 Administrative Agent) shall be conclusive in the absence of manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof. Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation. Notwithstanding anything to the contrary in this Section 2.16, the Borrower shall not be required to compensate a Lender pursuant to this Section 2.16 for any amounts incurred more than nine (9) months prior to the date that such Lender notifies the Administrative Borrower of the change in the Requirement of Law giving rise to such increased costs or reductions, and of such Lender’s intention to claim compensation therefor; provided that if the circumstances giving rise to such claim have a retroactive effect, then such nine (9) month period shall be extended to include the period of such retroactive effect. The obligations of the Borrower arising pursuant to this Section 2.16 shall survive the Discharge of Obligations and the resignation of the Administrative Agent. 2.17 Taxes. For purposes of this Section 2.17, the term “Lender” includes the Issuing Lender and the term “applicable law” includes FATCA. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law, and the Borrower shall, and shall cause each other Loan Party, to comply with the requirements set forth in this Section 2.17. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.17) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes. The Borrower shall, and the Borrower shall cause each other Loan Party to, timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes applicable to such Loan Party. (c) Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.17, the Borrower shall, or shall cause such other Loan Party to, deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (d) Indemnification by Loan Parties. The Borrower shall, and shall cause each other Loan Party to, jointly and severally indemnify each Recipient, within ten (10) days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.17) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate setting forth in reasonable

81 detail the amount and calculation of such payment or liability delivered to the Administrative Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.6 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 2.17(e). (f) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Administrative Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 2.17(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if the Lender is not legally entitled to complete, execute or deliver such documentation or, in the Lender’s reasonable judgment, such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to the Administrative Borrower, any U.S. Borrower, and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is not subject to U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Administrative Borrower, any U.S. Borrower, and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign

82 Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (or any successor form) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (or any successor form) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (or any successor form); or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (or any successor form), a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-2 or Exhibit F-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Administrative Borrower, any U.S. Borrower, and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Administrative Borrower, any U.S. Borrower, and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the recipient such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender

83 has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (iii) Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the recipients and the Administrative Agent in writing of its legal inability to do so. Each Foreign Lender shall promptly notify the recipients at any time it determines that it is no longer in a position to provide any previously delivered certificate to them (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this paragraph, a Foreign Lender shall not be required to deliver any form pursuant to this paragraph that such Foreign Lender is not legally able to deliver. (g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.17 (including by the payment of additional amounts pursuant to this Section 2.17), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 2.17(g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.17(g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 2.17(g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Payments On Behalf of Lenders. Notwithstanding anything herein or in any other Loan Document to the contrary, all payments made or to be made with respect to the Term Loans shall be made without withholding or deduction for any Taxes imposed by Israel, and to the extent any such Taxes are required to be withheld or deducted with respect to the Term Loans, then the sum payable by the Loan Parties shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this paragraph) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (i) Survival. Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender and the Discharge of Obligations. 2.18 Indemnity. In the event of (a) the payment of any principal of any SOFR Loan other than on the last day of the Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any SOFR Loan other than on the last day of the Interest Period applicable thereto (including as a result of an Event of Default), (c) the failure to borrow, convert, continue or prepay any

84 SOFR Loan on the date specified in any notice delivered pursuant hereto, (d) the assignment of any SOFR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.20, or (e) any failure of the Borrower to make payment of any drawing under any Letter of Credit (or interest due thereon) denominated in a Foreign Currency on its scheduled due date or any payment thereof in a different currency, then, in any such event, the Borrower shall compensate each Lender for any loss, cost and expense attributable to such event, including any loss, cost or expense arising from the liquidation or redeployment of funds or from any fees payable. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower (with a copy to the Administrative Agent) and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within fifteen (15) days after receipt thereof. 2.19 Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.16(b), Section 2.16(c), Section 2.17(a), Section 2.17(b) or Section 2.17(d) with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate a different lending office for funding or booking its Loans affected by such event or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.16 or 2.17, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender; provided that nothing in this Section shall affect or postpone any of the obligations of the Borrower or the rights of any Lender pursuant to Section 2.16(b), Section 2.16(c), Section 2.17(a), Section 2.17(b) or Section 2.17(d). The Borrower hereby agrees to pay all reasonable and documented out-of-pocket costs and expenses incurred by any Lender in connection with any such designation or assignment made at the request of the Borrower. 2.20 Substitution of Lenders. Upon the receipt by the Administrative Borrower of any of the following (or in the case of clause (a) below, if the Borrower is required to pay any such amount), with respect to any Lender (any such Lender described in clauses (a) through (c) below being referred to as an “Affected Lender” hereunder): (a) a request from a Lender for payment of Indemnified Taxes or additional amounts under Section 2.17 or of increased costs pursuant to Section 2.16(b) or Section 2.16(c) (and, in any such case, such Lender has declined or is unable to designate a different lending office in accordance with Section 2.19 or is a Non-Consenting Lender); (b) a notice from the Administrative Agent under Section 10.1(b) that one or more Minority Lenders are unwilling to agree to an amendment or other modification approved by the Required Lenders and the Administrative Agent; or (c) notice from the Administrative Agent that a Lender is a Defaulting Lender; then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent and such Affected Lender: (i) request that one or more of the other Lenders acquire and assume all or part of such Affected Lender’s Loans and Commitment; or (ii) designate a replacement lending institution (which shall be an Eligible Assignee) to acquire and assume all or a ratable part of such Affected Lender’s Loans and Commitment (the replacing Lender or lender in (i) or (ii) being a “Replacement Lender”); provided, however, that the Borrower shall be liable for the payment upon demand of all costs and other amounts arising under Section 2.18 that result from the acquisition of any

85 Affected Lender’s Loan and/or Commitment (or any portion thereof) by a Lender or Replacement Lender, as the case may be, on a date other than the last day of the applicable Interest Period with respect to any SOFR Loans then outstanding and provided further, however, that if the Borrower elects to exercise such right with respect to any Affected Lender under clauses (a) or (b) of this Section 2.20, then the Borrower shall be obligated to replace all Affected Lenders under such clauses. The Affected Lender replaced pursuant to this Section 2.20 shall be required to assign and delegate, without recourse, all of its interests, rights and obligations under this Agreement and the related Loan Documents to one or more Replacement Lenders that so agree to acquire and assume all or a ratable part of such Affected Lender’s Loans and Commitment upon payment to such Affected Lender of an amount (in the aggregate for all Replacement Lenders) equal to 100% of the outstanding principal of the Affected Lender’s Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents from such Replacement Lenders (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts, including amounts under Section 2.18 hereof). Any such designation of a Replacement Lender shall be effected in accordance with, and subject to the terms and conditions of, the assignment provisions contained in Section 10.6 (with the assignment fee to be paid by the Borrower in such instance), provided that, if such Affected Lender does not comply with Section 10.6 within ten (10) Business Days after the Administrative Borrower’s request, the Assignment and Assumption shall nevertheless be effective without the signature of such Affected Lender. Notwithstanding the foregoing, with respect to any assignment pursuant to this Section 2.20, (a) in the case of any such assignment resulting from a claim for compensation under Section 2.16 or payments required to be made pursuant to Section 2.17, such assignment shall result in a reduction in such compensation or payments thereafter; (b) such assignment shall not conflict with applicable law and (c) in the case of any assignment resulting from a Lender being a Minority Lender referred to in clause (b) of this Section 2.20, the applicable assignee shall have consented to the applicable amendment, waiver or consent. Notwithstanding the foregoing, an Affected Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Affected Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. 2.21 Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 10.1 and in the definition of Required Lenders. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 8 or otherwise, and including any amounts made available to the Administrative Agent by such Defaulting Lender pursuant to Section 10.7), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Lender or to the Swingline Lender hereunder; third, to be held as Cash Collateral for the funding obligations of such Defaulting Lender of any participation in any Letter of Credit; fourth, as the Borrower may request (so long as no Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Administrative

86 Borrower, to be held in a non-interest bearing Deposit Account of the Administrative Agent and released pro rata to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement, and (y) be held as Cash Collateral for the future funding obligations of such Defaulting Lender of any participation in any future Letter of Credit; sixth, to the payment of any amounts owing to any L/C Lender, Issuing Lender or Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any L/C Lender, Issuing Lender or Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Event of Default has occurred and is continuing, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (A) such payment is a payment of the principal amount of any Loans or L/C Advances in respect of which such Defaulting Lender has not fully funded its appropriate share and (B) such Loans or L/C Advances were made at a time when the conditions set forth in Section 5.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Advances owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Advances owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Advances and Swingline Loans are held by the Lenders pro rata in accordance with the Commitments under the applicable Facility without giving effect to Section 2.21(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.21(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) No Defaulting Lender shall be entitled to receive any fee pursuant to Section 2.6(b) for any period during which such Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to such Defaulting Lender). (B) Each Defaulting Lender shall be limited in its right to receive Letter of Credit Fees as provided in Section 3.3(d). (C) With respect to any Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrower shall (x) pay to each Non- Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Letters of Credit or Swingline Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to the Issuing Lender and the Swingline Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to the Issuing Lender’s or the Swingline Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Pro Rata Share to Reduce Fronting Exposure. During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each Non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit pursuant to Section 3.4 or in Swingline Loans pursuant to Section 2.4(c), the L/C Percentage of each Non-Defaulting Lender of any such Letter of Credit and the Revolving Percentage of each Non-Defaulting Lender of any such Swingline Loan, as the case may be, shall be computed without giving effect to the Revolving Commitment of such Defaulting Lender; provided that, (A) each such reallocation shall be given effect

87 only if, at the date the applicable Lender becomes a Defaulting Lender, no Event of Default has occurred and is continuing; and (B) the aggregate obligations of each Non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit and Swingline Loans shall not exceed the positive difference, if any, of (1) the Revolving Commitment of that Non-Defaulting Lender minus (2) the aggregate outstanding amount of the Revolving Loans of that Lender plus the aggregate Dollar Equivalent amount of that Lender’s L/C Percentage of then outstanding Letters of Credit, plus the aggregate amount of such Lender’s pro-rata percentage of the then outstanding Swingline Loans. Subject to Section 10.21, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral, Repayment of Swingline Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, prepay Swingline Loans in an amount equal to the Swingline Lender’s Fronting Exposure and (y) second, Cash Collateralize the Issuing Lender’s Fronting Exposure in accordance with the procedures set forth in Section 3.10. (b) Defaulting Lender Cure. If the Administrative Borrower, the Administrative Agent, the Swingline Lender and the Issuing Lender agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), such Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held on a pro rata basis by the Lenders in accordance with their respective Revolving Percentages and L/C Percentages, as applicable (without giving effect to Section 2.21(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while such Lender was a Defaulting Lender; and provided further that, except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender having been a Defaulting Lender. (c) New Swingline Loans/Letters of Credit. So long as any Lender is a Defaulting Lender, (i) the Swingline Lender shall not be required to fund any Swingline Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swingline Loan, and (ii) the Issuing Lender shall not be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure in respect of Letters of Credit after giving effect thereto. (d) Termination of Defaulting Lender. The Borrower may terminate the unused amount of the Revolving Commitment of any Revolving Lender that is a Defaulting Lender upon not less than ten (10) Business Days’ prior notice to the Administrative Agent (which shall promptly notify the Lenders thereof), and in such event the provisions of Section 2.21(a)(ii) will apply to all amounts thereafter paid by the Borrower for the account of such Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity or other amounts); provided that (i) no Event of Default shall have occurred and be continuing, and (ii) such termination shall not be deemed to be a waiver or release of any claim the Borrower, the Administrative Agent, the Issuing Lender, the Swingline Lender or any other Lender may have against such Defaulting Lender.

88 2.22 Notes. If so requested by any Lender by written notice to the Administrative Borrower (with a copy to the Administrative Agent), the Borrower shall execute and deliver to such Lender (and/or, if applicable and if so specified in such notice, to any Person who is an assignee of such Lender pursuant to Section 10.6) (promptly after the Administrative Borrower’s receipt of such notice) a Note or Notes to evidence such Lender’s Loans. 2.23 Incremental Facilities. (a) Request for Increase. Upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may from time to time request an increase in the Facilities (which increase may take the form of (i) in the case of Pagaya US, one or more new tranches of term loans or increases to a then existing tranche of Term Loans (the “Incremental Term Loans”) or (ii) one or more increases in the amount of Revolving Commitments (each such increase, a “Revolving Commitment Increase”) and/or one or more new tranches of the Revolving Facility (each such new Revolving Facility, an “Additional Revolving Commitment” and together with any Revolving Commitment Increases, the “Incremental Revolving Increase”; together with any Incremental Term Loans, the “Incremental Facilities”) by an amount (for all such requests) not exceeding the Maximum Incremental Facilities Amount; provided that (A) any such request for Incremental Revolving Increases shall be in a minimum amount of $5,000,000 and the aggregate principal amount of Incremental Revolving Increases shall not exceed $25,000,000 at the time of incurrence or issuance thereof and (B) any such request for an increase which takes the form of Incremental Term Loans shall be in a minimum amount of $10,000,000 (or, in either case, such lesser amount as may be acceptable to the Administrative Agent (acting at the direction of the Required Lenders) or as is equal to all remaining availability under the Maximum Incremental Facilities Amount). (b) Notification by Administrative Agent; Additional Lenders. Any Incremental Facility may, at the option of the Borrower, be provided by existing Lenders or, subject to the approval of the Administrative Agent, each Issuing Lender and the Swingline Lender to the extent that such approvals would otherwise be required pursuant to Section 10.6(b), the Borrower may also invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent; provided that, the opportunity to commit to provide all or a portion of any Incremental Term Loans shall be offered by the Borrower first to all existing Term Lenders pursuant to a bona fide offer on a pro rata basis and to the extent that such existing Term Lenders have not agreed to provide such Incremental Term Loans within five (5) Business Days after receiving such offer from the Borrower or the Administrative Agent or any arranger of such Incremental Term Loans on behalf of the Borrower, on the terms specified by the Borrower, the Borrower may then offer such opportunity to other Persons (which may include existing Lenders). For the avoidance of doubt, no existing Lender shall have any obligation to provide any portion of any Incremental Facility. (c) Effective Date and Allocations. If the Facilities are increased in accordance with this Section 2.23 the Administrative Agent and the Borrower shall determine the effective date (the “Increase Effective Date”) and, subject to the proviso contained in Section 2.23(b), the Borrower shall determine the final allocation of such increase. The Borrower shall promptly notify the Administrative Agent (who shall in turn notify the Lenders) of the final allocation of such increase and the Increase Effective Date. (d) Conditions to Effectiveness of Increase. An Incremental Facility shall become effective as of such Increase Effective Date; provided that (i) no Event of Default exists on such Increase Effective Date immediately after giving effect to such Incremental Facility and the making of any Loans pursuant thereto and any transaction consummated in connection therewith (provided that, in the case of

89 Incremental Term Loans incurred to finance a Limited Condition Acquisition, if the Borrower has made an LCA Election, such condition shall be that (x) no Event of Default shall have occurred and be continuing at the LCA Test Date and (y) no Specified Event of Default shall exist as of the respective Increase Effective Date); (ii) any Revolving Commitment Increase shall be on the same terms and pursuant to the same documentation applicable to the Revolving Facility (including the maturity date in respect thereof) (provided the applicable margin applicable thereto may be increased if necessary to be consistent with that for the Revolving Commitment Increase); (iii) any Additional Revolving Commitments (A) shall rank pari passu in right of payment and security with the Revolving Loans and the Term Loans, (B) shall be secured solely by Collateral, (C) shall not be guaranteed by any entity that is not a Guarantor, (D) shall not mature earlier than (and shall not have any mandatory commitment reduction earlier than) the latest Revolving Termination Date, (E) except as set forth above, shall be on substantially the same terms and pursuant to the same documentation applicable to the Revolving Facility or otherwise reasonably acceptable to the Administrative Agent (acting at the direction of the Required Lenders) (it being understood that terms that are not substantially the same as those applicable to the Revolving Facility but which are applicable only after the then-existing latest Revolving Termination Date, shall be deemed acceptable to the Administrative Agent and the Required Lenders) and (F) the Applicable Margin for the Additional Revolving Commitments shall be determined by the Borrower and the applicable new Lenders; and (iv) any Incremental Term Loans (A) shall rank pari passu in right of payment and pari passu or junior in right of security or shall be unsecured, in each case, as permitted under the Maximum Incremental Facilities Amount, with the Revolving Loans and the other Term Loans, (B) shall be secured solely by Collateral, (C) shall not be guaranteed by any entity that is not a Guarantor, (D) shall not mature earlier than the latest Term Loan Maturity Date, (E) shall not have a shorter weighted average life to maturity than the weighted average life to maturity of the Term Loans, (F) the Applicable Margin for the Incremental Term Loans shall be determined by the Borrower and the applicable new Lenders; provided, however, in the event that the Effective Yield for such Incremental Term Loans is greater than the Effective Yield for the Initial Term Loans or the Second Amendment Term Loans, as applicable, by more than 0.50%, the Applicable Margin for the Initial Term Loans or the Second Amendment Term Loans, as applicable, shall be increased to the extent necessary so that the Effective Yield for such Incremental Term Loans is not more than 0.50% higher than the Effective Yield for the Initial Term Loans or the Second Amendment Term Loans, as applicable, (G) each of the representations and warranties made by each Loan Party in or pursuant to any Loan Document (i) that is qualified by materiality shall be true and correct in all respects, and (ii) that is not qualified by materiality, shall be true and correct in all material respects, in each case, on and as of such Increase Effective Date immediately after giving effect to such Incremental Facility and the making of any Loans pursuant thereto and any transaction consummated in connection therewith as if made on and as of such date, except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all material (or, all respects to the extent already qualified by materiality) respects as of such earlier date (provided that if the Incremental Facility is being incurred in connection with a Limited Condition Acquisition, the references in this clause (H) to each of the representations and warranties shall be deemed to be a reference to customary “specified representations” to the extent required by the providers of such Incremental Facility), (I) the Incremental Term Loans shall otherwise be on terms and pursuant to documentation to be determined by the Borrower, provided that, to the extent such terms and documentation are not consistent with the Term Loan Facility (except to the extent permitted by clauses (i), (iv)(D), (iv)(E) and (iv)(F) above and clause (iv)(I) below), they shall be reasonably satisfactory to the Administrative Agent (at the direction of the Required Lenders) (it being understood (x) to the extent that any financial maintenance covenant is added for the benefit of any Incremental Term Loans, no consent shall be required from the Administrative Agent or any Lender to the extent that such financial maintenance covenant is also added for the benefit of any corresponding existing Term Loans and (y) that terms that are not consistent with the Term Loan

90 Facility but which are applicable only after the then-existing latest Term Loan Maturity Date, shall be deemed acceptable to the Administrative Agent and the Required Lenders) and (J) subject to clauses (D) and (E) above, the amortization schedule applicable to the Incremental Term Loans shall be determined by the Borrower and the Lenders thereof. (e) Incremental Amendment. (i) Commitments in respect of Incremental Term Loans and Incremental Revolving Increases shall become Commitments for all purposes of this Agreement and (ii) Incremental Term Loans and loans under any Incremental Revolving Increases shall become Loans for all purposes of this Agreement, in each case, pursuant to an amendment or an amendment and restatement (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each other Loan Party, each Lender providing such Loans and/or Commitments and the Administrative Agent. The Incremental Amendment may, without the consent of any other Loan Party, the Administrative Agent or any other Lender, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.23, including, in the case of Additional Revolving Commitments, to permit the Lenders providing such Commitments to participate in the payment, borrowing, participation and commitment reduction provisions herein with any then outstanding Revolving Loans and Revolving Commitments. The Lenders hereby irrevocably authorize the Administrative Agent to enter into any Incremental Amendment and any amendment to any of the other Loan Documents with the Loan Parties as may be necessary in order to establish new tranches or sub-tranches in respect of Loans or Commitments increased or extended pursuant to this Section 2.23 and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower in connection with the establishment of such new tranches or sub-tranches (which may include amending and restating the Loan Documents), in each case on terms consistent with this Section 2.23, including any changes to Section 2.1(b), modifications to interest rate margins or call protection provisions made for the benefit of the Term Loan Lenders or other modifications necessary or appropriate to ensure such Incremental Term Loans are fungible with Term Loans if such Incremental Term Loans are intended to be of the same class as the Term Loans. (f) On the date of the making of any Incremental Term Loan that will be of the same class as the Term Loans, and notwithstanding anything to the contrary set forth in Section 2.12, such Incremental Term Loan shall be added to (and constitute a part of and be of the same Type as and have, if applicable, the same Interest Period as) each borrowing of outstanding Term Loans on a pro rata basis (based on the relative sizes of such borrowings), so that each Lender providing such Incremental Term Loans will participate proportionately in each then outstanding borrowing of Term Loans. (g) On the Increase Effective Date of any Revolving Commitment Increase, the Borrower shall, in coordination with the Administrative Agent, repay outstanding Revolving Loans of certain of the Revolving Lenders, and incur additional Revolving Loans from certain other Revolving Lenders, in each case, to the extent necessary so that all of the Revolving Lenders (including those providing Revolving Commitment Increases) participate in each outstanding borrowing of Revolving Loans pro rata on the basis of their respective Revolving Commitments (after giving effect to such Revolving Commitment Increase) and with the Borrower being obligated to pay to the respective Revolving Lenders any costs of the type referred to in Section 3.5 in connection with any such repayment and/or borrowing. (h) Conflicting Provisions. This Section 2.23 shall supersede any provisions in Section 2.15 or 10.1 to the contrary.

91 2.24 Several Obligations of the Borrowers. (a) The respective obligations of the Borrowers hereunder are several and not joint. References herein to “Obligations of the Borrowers” or similar words of import are used solely for administrative convenience and are not intended to create liability that is joint and several. (b) Each Borrower hereby agrees that, after the occurrence and during the continuance of any Default or Event of Default, the payment of any amounts due with respect to the indebtedness owing by any Borrower to any other Borrower is hereby subordinated to the prior payment in full in cash of the Obligations. Each Borrower hereby agrees that after the occurrence and during the continuance of any Default or Event of Default, such Borrower will not demand, sue for or otherwise attempt to collect any indebtedness of any other Borrower owing to such Borrower until the Obligations shall have been paid in full in cash. If, notwithstanding the foregoing sentence, such Borrower shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by such Borrower as trustee for the Administrative Agent, and such Borrower shall deliver any such amounts to the Administrative Agent for application to the Obligations in accordance with Section 8.3. (c) Each entity composing the Borrower and each other Loan Party hereby irrevocably appoints Pagaya Technologies Ltd. as the borrowing agent and attorney-in-fact for all entities composing the Borrower (the “Administrative Borrower”), which appointment shall remain in full force and effect unless and until the Administrative Agent shall have received prior written notice signed by each entity composing the Borrower that such appointment has been revoked and that another entity composing the Borrower has been appointed Administrative Borrower. Each entity composing the Borrower hereby irrevocably appoints and authorizes the Administrative Borrower (a) to provide the Administrative Agent with all notices with respect to Loans and Letters of Credit obtained for the benefit of any entity composing the Borrower and all other notices and instructions under this Agreement and the other Loan Documents, and (b) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain Loans and Letters of Credit and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement and the other Loan Documents. 2.25 Extensions of Term Loans and Revolving Commitments. (a) Notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers (each, an “Extension Offer”) made from time to time by the Borrower to all Lenders of any class of Term Loans or Revolving Commitments, in each case on a pro rata basis (based on the aggregate outstanding principal amount of the respective Term Loans or Revolving Commitments of the applicable class, as the case may be) and on the same terms to each such Lender, the Borrower is hereby permitted to consummate from time to time transactions with individual Lenders that accept the terms contained in such Extension Offers to extend the maturity date of each such Lender’s Term Loans and/or Revolving Commitments of the applicable class and otherwise modify the terms of such Term Loans and/or Revolving Commitments pursuant to the terms of the relevant Extension Offer (including, without limitation, by increasing the interest rate or fees payable in respect of such Term Loans and/or Revolving Commitments (and related outstandings) and/or modifying the amortization schedule in respect of such Lender’s Term Loans, and which such extensions shall not be subject to pro forma compliance with any leverage ratio or other financial tests or “most favored nations provisions”) (each, an “Extension,” and each group of Term Loans or Revolving Commitments, as applicable, in each case as so extended, as well as the original Term Loans and the original Revolving Commitments (in each case not so extended), being a separate class of Term Loans from the class of Term Loans from which they were converted, and any Extended Revolving Commitments (as defined below) shall constitute a separate class of Revolving

92 Commitments from the class of Revolving Commitments from which they were converted, and it being understood that an Extension may be in the form of an increase in the amount of any other outstanding class of Term Loans otherwise satisfying the criteria set forth below), so long as the following terms are satisfied: (i) except as to interest rates, fees and final maturity (which shall be determined by the Borrower and set forth in the relevant Extension Offer), the Revolving Commitment of any Revolving Lender that agrees to an extension with respect to such Revolving Commitment extended pursuant to an Extension (an “Extended Revolving Commitment”), and the related outstandings, shall be a Revolving Commitment (or related outstandings, as the case may be) with the same terms as the original class of Revolving Commitments (and related outstandings), (ii) except as to interest rates, fees, amortization, final maturity date, premium, required prepayment dates and participation in prepayments (which shall, subject to immediately succeeding clauses (ii), (iii) and (iv), be determined between the Borrower and set forth in the relevant Extension Offer), the Term Loans of any Lender that agrees to an extension with respect to such Term Loans (an “Extending Lender”) extended pursuant to any Extension (“Extended Term Loans”) shall have the same terms as the class of Term Loans subject to such Extension Offer other than with respect to covenants or other provisions applicable to periods after the latest Term Loan Maturity Date, (iii) the final maturity date of any Extended Term Loans shall be no earlier than the then latest maturity date hereunder and the amortization schedule applicable to Term Loans pursuant to Section 2.1(b) for periods prior to the Term Loan Maturity Date may not be increased, (iv) the Weighted Average Life to Maturity of any Extended Term Loans shall be no shorter than the remaining Weighted Average Life to Maturity of the Term Loans extended thereby, (v) any Extended Term Loans may participate on a pro rata basis or a less than pro rata basis (but not greater than a pro rata basis) in any voluntary or mandatory repayments or prepayments hereunder, in each case as specified in the respective Extension Offer, (vi) if the aggregate principal amount of Term Loans (calculated on the face amount thereof), as the case may be, in respect of which Lenders, as the case may be, shall have accepted the relevant Extension Offer shall exceed the maximum aggregate principal amount of Term Loans, as the case may be, offered to be extended by the Borrower pursuant to such Extension Offer, then the Term Loans, as the case may be, of such Lenders, as the case may be, shall be extended ratably up to such maximum amount based on the respective principal amounts (but not to exceed actual holdings of record) with respect to which such Lenders, as the case may be, have accepted such Extension Offer, (vii) all documentation in respect of such Extension shall be consistent with the foregoing, (viii) any applicable Minimum Extension Condition (as defined below) shall be satisfied unless waived by the Borrower, (ix) the Minimum Tranche Amount (as defined below) shall be satisfied unless waived by the Administrative Agent (acting at the direction of the Required Lenders) and (x) no Event of Default exists immediately prior to or after giving effect to such Extension. No Lender shall be obligated to extend its Term Loans unless it so agrees. (b) With respect to all Extensions consummated by the Borrower pursuant to this Section 2.25, (i) such Extensions shall not constitute voluntary or mandatory payments or prepayments for purposes of Section 2.8 or 2.9 and (ii) no Extension Offer is required to be in any minimum amount or any minimum increment, provided, that (x) the Borrower may at its election specify as a condition (a “Minimum Extension Condition”) to consummating any such Extension that a minimum amount (to be determined and specified in the relevant Extension Offer in the Borrower’s sole discretion and may be waived by the Borrower) of Term Loans (as applicable) of any or all applicable classes be tendered and (y) no class of Extended Term Loans shall be in an amount of less than $10,000,000 (the “Minimum Tranche Amount”), unless such Minimum Tranche Amount is waived by the Administrative Agent. The Administrative Agent and the Lenders hereby consent to the transactions contemplated by this Section 2.25 (including, for the avoidance of doubt, payment of any interest, fees or premium in respect of any Extended Term Loans on the such terms as may be set forth in the relevant Extension Offer) and hereby waive the requirements of any provision of this Agreement (including, without limitation, Section 2.1(b),

93 2.8 and 2.9) or any other Loan Document that may otherwise prohibit any such Extension or any other transaction contemplated by this Section 2.25. (c) No consent of any Lender or the Administrative Agent shall be required to effectuate any Extension, other than (A) the consent of each Lender agreeing to such Extension with respect to one or more of its Term Loans and/or Revolving Commitments (or a portion thereof) and (B) with respect to any Extension of any class of Revolving Commitments, the consent of the relevant L/C Issuer (if such L/C Lender is being requested to issue letters of credit with respect to the class of Extended Revolving Commitments), which consent shall not be unreasonably withheld or delayed; provided, that any Lender that elects not to agree to such Extension may be replaced by the Borrower pursuant to Section 2.20. All Extended Term Loans and Extended Revolving Commitments, as applicable, and all obligations in respect thereof shall be Obligations under this Agreement and the other Loan Documents that are secured by the Collateral on a pari passu basis with all other applicable Obligations under this Agreement and the other Loan Documents. The Lenders hereby irrevocably authorize the Administrative Agent to enter into amendments to this Agreement and the other Loan Documents with the Borrower as may be necessary in order to establish new classes in respect of Term Loans so extended and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower in connection with the establishment of such new classes, in each case on terms consistent with this Section 2.25. (d) In connection with any Extension, the Borrower shall provide the Administrative Agent at least ten (10) Business Days’ (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and shall agree to such procedures (including, without limitation, regarding timing, rounding and other adjustments and to ensure reasonable administrative management of the credit facilities hereunder after such Extension), if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section 2.25. 2.26 Prepayment Premium. (a) In the event that a Protected Transaction occurs during the period commencing on the Closing Date and ending prior to the date that is four years after the Closing Date, Pagaya US agrees to pay to the Administrative Agent, for the ratable account of each Lender with Term Loans that are subject to a Protected Transaction a fee in an amount equal to (a) in the case of a Protected Transaction prior to the first anniversary of the Closing Date, 3.00% of the aggregate principal amount of all Term Loans of such Lender subject to a Protected Transaction, (b) in the case of a Protected Transaction on or after the first anniversary of the Closing Date but prior to the second anniversary of the Closing Date, 2.00% of the aggregate principal amount of all Term Loans of such Lender subject to a Protected Transaction, (c) in the case of a Protected Transaction on or after the second anniversary of the Closing Date but prior to the third anniversary of the Closing Date, 1.00% of the aggregate principal amount of all Term Loans of such Lender subject to a Protected Transaction and (d) in the case of a Protected Transaction on or after the third anniversary of the Closing Date but prior to the fourth anniversary of the Closing Date, 0.50% of the aggregate principal amount of all Term Loans of such Lender subject to a Protected Transaction. Such fees shall be earned, due and payable upon the date of the occurrence of such Protected Transaction. (b) Any prepayment premium payable in accordance with this Section 2.26 shall be presumed to be equal to the liquidated damages sustained by the Lenders as the result of the occurrence of any such Protected Transaction, and Pagaya US and other Loan Parties agree that it is reasonable under the circumstances currently existing. PAGAYA US AND THE OTHER LOAN PARTIES EXPRESSLY WAIVE THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT

94 PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING PREPAYMENT PREMIUM IN CONNECTION WITH ANY SUCH ACCELERATION. Pagaya US and the other Loan Parties expressly agree that (1) such prepayment premium is reasonable and is the product of an arm's length transaction between sophisticated business people, ably represented by counsel, (2) such prepayment premium shall be payable notwithstanding the then prevailing market rates at the time payment is made, (3) there has been a course of conduct between Lenders and the Loan Parties giving specific consideration in this transaction for such agreement to pay such prepayment premium, (4) the Loan Parties shall be estopped hereafter from claiming differently than as agreed to in this Section 2.26, (5) their agreement to pay such prepayment premium is a material inducement to the Lenders to provide the Term Loan Commitments and make available the Term Loans, and (6) such prepayment premium represents a good faith, reasonable estimate and calculation of the lost profits or damages of the Lenders and that it would be impractical and extremely difficult to ascertain the actual amount of damages to the Lenders or profits lost by the Lenders as a result of any such Protected Transaction. SECTION 3 LETTERS OF CREDIT 3.1 L/C Commitment. (a) Subject to the terms and conditions hereof, the Issuing Lender agrees to issue, amend or extend letters of credit (“Letters of Credit”) for the account of the Borrower or any Subsidiary on any Business Day during the Letter of Credit Availability Period in such form as may reasonably be approved from time to time by the Issuing Lender; provided that the Issuing Lender shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, amendment or extension, (x) the Dollar Equivalent L/C Exposure for all Letters of Credit outstanding would exceed the Dollar Equivalent of Total L/C Commitments, (y) the aggregate Dollar Equivalent amount of L/C Exposure for all Letters of Credit denominated in a Foreign Currency outstanding would exceed the Foreign L/C Sublimit or (z) the Dollar Equivalent of Available Revolving Commitment at such time would be less than zero. Each Letter of Credit shall be denominated in Dollars (or Foreign Currency if agreed to by the applicable Issuing Lender). Unless otherwise agreed to by the Issuing Lender in its sole discretion, each Letter of Credit shall expire no later than the earlier of (i) the first anniversary of its date of issuance and (ii) the Letter of Credit Maturity Date, provided that any Letter of Credit with a one (1) year term may provide for the renewal thereof for additional one (1) year periods (which shall in no event extend beyond the date referred to in clause (ii) above). (b) The Issuing Lender shall not at any time be obligated to issue any Letter of Credit if: (i) such issuance would conflict with, or cause the Issuing Lender or any L/C Lender to exceed any limits imposed by, any applicable Requirement of Law; (ii) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Lender from issuing, amending or reinstating such Letter of Credit, or any law, rule or regulation applicable to the Issuing Lender or any request, guideline or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Lender shall prohibit, or request that the Issuing Lender refrain from, the issuance, amendment, renewal or reinstatement of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Lender with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Lender is not otherwise compensated) not in effect

95 on the Closing Date, or shall impose upon the Issuing Lender any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Issuing Lender in good faith deems material to it; (iii) the Issuing Lender has received written notice from any Lender, the Administrative Agent or the Administrative Borrower, at least one (1) Business Day prior to the requested date of issuance, amendment, renewal or reinstatement of such Letter of Credit, that one or more of the applicable conditions contained in Section 5.2 shall not then be satisfied; (iv) any requested Letter of Credit is not in form and substance acceptable to the Issuing Lender, or the issuance, amendment or renewal of a Letter of Credit shall violate any applicable laws or regulations or any applicable policies of the Issuing Lender; (v) such Letter of Credit contains any provisions providing for automatic reinstatement of the stated amount after any drawing thereunder; (vi) except as otherwise agreed by the Issuing Lender, such Letter of Credit is in an initial face amount less than $250,000; or (vii) any Lender is at that time a Defaulting Lender, unless the Issuing Lender has entered into arrangements, including the delivery of Cash Collateral pursuant to Section 3.10, satisfactory to the Issuing Lender (in its sole discretion) with the Borrower or such Defaulting Lender to eliminate the Issuing Lender’s actual or potential Fronting Exposure (after giving effect to Section 2.21(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or such Letter of Credit and all other L/C Exposure as to which the Issuing Lender has actual or potential Fronting Exposure, as it may elect in its sole discretion. 3.2 Procedure for Issuance of Letters of Credit. The Administrative Borrower may from time to time request that the Issuing Lender issue a Letter of Credit for the account of the Borrower by delivering to the Issuing Lender and the Administrative Agent, at their respective addresses for notices specified herein, an Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may request. Upon receipt of any Application, the Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three (3) Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by the Issuing Lender and the Borrower. The Issuing Lender shall furnish a copy of such Letter of Credit to the Borrower and the Administrative Agent promptly following the issuance thereof. The Issuing Lender shall promptly furnish to the Administrative Agent, which shall in turn promptly furnish to the Lenders, notice of the issuance of each Letter of Credit (including the amount thereof). 3.3 Fees and Other Charges. (a) The Borrower agrees to pay, with respect to each outstanding Letter of Credit issued for the account of (or at the request of) the Borrower, (i) a fronting fee of 0.125% per annum on the daily Dollar Equivalent amount available to be drawn under each such Letter of Credit to the Issuing Lender for its own account (a “Letter of Credit Fronting Fee”), and (ii) a letter of credit fee in Dollars

96 equal to 2.00% per annum multiplied by the daily Dollar Equivalent amount available to be drawn under each such Letter of Credit to the Administrative Agent for the ratable account of the L/C Lenders (determined in accordance with their respective L/C Percentages) (a “Letter of Credit Fee”), in each case payable quarterly in arrears on the last Business Day of each calendar quarter and on the Letter of Credit Maturity Date after the issuance date of such Letter of Credit, and (iii) to the Issuing Lender, the Issuing Lender’s standard and reasonable fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit issued for the account of (or at the request of) the Borrower or processing of drawings thereunder (the fees in this clause (iii), collectively, the “Issuing Lender Fees”). All Letter of Credit Fronting Fees and Letter of Credit Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. For purposes of computing the Dollar Equivalent of the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.5. (b) In addition to the foregoing fees, the Borrower shall pay or reimburse the Issuing Lender for such normal and customary costs and expenses as are incurred or charged by the Issuing Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit. (c) The Borrower shall furnish to the Issuing Lender and the Administrative Agent such other documents and information pertaining to any requested Letter of Credit issuance, amendment or renewal, including any L/C-Related Documents, as the Issuing Lender or the Administrative Agent may require. This Agreement shall control in the event of any conflict with any L/C-Related Document (other than any Letter of Credit). (d) Any Letter of Credit Fees otherwise payable for the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided Cash Collateral satisfactory to the Issuing Lender pursuant to Section 3.10 shall be payable, to the maximum extent permitted by applicable law, to the other L/C Lenders in accordance with the upward adjustments in their respective L/C Percentages allocable to such Letter of Credit pursuant to Section 2.21(a)(iv), with the balance of such fee, if any, payable to the Issuing Lender for its own account. (e) All fees payable under this Section 3.3 shall be fully earned on the date paid and nonrefundable. 3.4 L/C Participations. (a) The Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Lender, and, to induce the Issuing Lender to issue Letters of Credit, each L/C Lender irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions set forth below, for such L/C Lender’s own account and risk an undivided interest equal to such L/C Lender’s L/C Percentage in the Issuing Lender’s obligations and rights under and in respect of each Letter of Credit and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Lender agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrower pursuant to Section 3.5(a), such L/C Lender shall pay to the Issuing Lender upon demand at the Issuing Lender’s address for notices specified herein an amount equal to such L/C Lender’s L/C Percentage of the amount of such draft, or any part thereof, that is not so reimbursed. Each L/C Lender’s obligation to pay such amount shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such L/C Lender may have against the Issuing Lender, the Borrower or any other Person for any reason whatsoever, (ii) the occurrence of a Default or an Event of

97 Default or the failure to satisfy any of the other conditions specified in Section 5.2, (iii) any adverse change in the condition (financial or otherwise) of the Borrower, (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other L/C Lender, or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. 3.5 Reimbursement. (a) If the Issuing Lender shall make any L/C Disbursement in respect of a Letter of Credit, the Issuing Lender shall notify the Administrative Borrower and the Administrative Agent thereof and the Borrower shall pay or cause to be paid to the Issuing Lender an amount equal to the entire amount of such L/C Disbursement not later than the immediately following Business Day. In the case of a Letter of Credit denominated in a Foreign Currency, the Borrower shall reimburse the Issuing Lender in such Foreign Currency, unless (A) the Issuing Lender (at its option) shall have specified in such notice that it will require reimbursement in Dollars, or (B) in the absence of any such requirement for reimbursement in Dollars, the Borrower shall have notified the Issuing Lender promptly following receipt of the notice of drawing that the Borrower will reimburse the Issuing Lender in Dollars. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in a Foreign Currency, the Issuing Lender shall notify the Borrower and the Administrative Agent of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof. In the event that a drawing denominated in a Foreign Currency is to be reimbursed in Dollars and the Dollar amount paid by the Borrower shall not be adequate on the date of that payment to purchase in accordance with normal banking procedures a sum denominated in the Foreign Currency equal to the drawing, the Borrower agrees, as a separate and independent obligation, to indemnify the Issuing Lender for the loss resulting from its inability on that date to purchase the Foreign Currency in the full amount of the drawing. Each such payment shall be made to the Issuing Lender at its address for notices referred to herein in Same Day Funds; provided that the Borrower may, subject to the satisfaction of the conditions to borrowing set forth herein, request in accordance with Section 2.2 or Section 2.4(a) that such payment be financed with a Revolving Loan or a Swingline Loan, as applicable, in the Dollar Equivalent amount of such required payment and, to the extent so financed, the Borrower’s obligations to make such payment shall be discharged and replaced by the resulting Revolving Loan or Swingline Loan. (b) If the Issuing Lender shall not have received from the Borrower the payment that it is required to make pursuant to Section 3.5(a) with respect to a Letter of Credit within the time specified in such Section, the Issuing Lender will promptly notify the Administrative Agent of the Dollar Equivalent of the L/C Disbursement and the Administrative Agent will promptly notify each L/C Lender of such L/C Disbursement and its L/C Percentage thereof, and each L/C Lender shall pay to the, Administrative Agent, for the account of the Issuing Lender, upon demand at the Issuing Lender’s address for notices specified herein an amount equal to such L/C Lender’s L/C Percentage of such L/C Disbursement (expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in a Foreign Currency) (and the Administrative Agent may apply Cash Collateral provided for this purpose); upon such payment pursuant to this paragraph to reimburse the Issuing Lender for any L/C Disbursement, the Borrower shall be required to reimburse the L/C Lenders for such payments (including interest accrued thereon from the date of such payment until the date of such reimbursement at the rate applicable to Revolving Loans that are ABR Loans plus 2% per annum) on demand; provided that if at the time of and after giving effect to such payment by the L/C Lenders, the conditions to borrowings and Revolving Loan Conversions set forth in Section 5.2 are satisfied, the Borrower may, by written notice to the Administrative Agent certifying that such conditions are satisfied and that all interest owing under this paragraph has been paid, request that such payments by the L/C Lenders be converted into Revolving Loans (a “Revolving Loan Conversion”), in which case, if such conditions are in fact satisfied, the L/C Lenders shall be deemed to have extended, and the Borrower shall

98 be deemed to have accepted, a Revolving Loan in the aggregate principal amount of such payment without further action on the part of any party, and the Total L/C Commitments shall be permanently reduced by such amount; any amount so paid pursuant to this paragraph shall, on and after the payment date thereof, be deemed to be Revolving Loans for all purposes hereunder; provided that the Issuing Lender, at its option and without any further consent of any Lender or the Administrative Agent, may effectuate a Revolving Loan Conversion regardless of whether the conditions to borrowings and Revolving Loan Conversions set forth in Section 5.2 are satisfied. 3.6 Obligations Absolute. The Borrower’s obligations under this Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that the Borrower may have or have had against the Issuing Lender, any beneficiary of a Letter of Credit or any other Person. The Borrower also agrees with the Issuing Lender that the Issuing Lender shall not be responsible for, and the Borrower’s obligations hereunder shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the bad faith, gross negligence or willful misconduct of the Issuing Lender. The Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of bad faith, gross negligence or willful misconduct, shall be binding on the Borrower and shall not result in any liability of the Issuing Lender to the Borrower. In addition to amounts payable as elsewhere provided in the Agreement, the Borrower hereby agrees to pay and to protect, indemnify, and save Issuing Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys’ fees) that the Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit, or (B) the failure of Issuing Lender or of any L/C Lender to honor a demand for payment under any Letter of Credit thereof as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority, in each case other than to the extent solely as a result of the bad faith, gross negligence or willful misconduct of Issuing Lender or such L/C Lender (as determined by a court of competent jurisdiction by a final nonappealable judgment). 3.7 Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the Issuing Lender shall promptly notify the Administrative Borrower and the Administrative Agent of the date and amount thereof. The responsibility of the Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit. 3.8 Applications. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Section 3, the provisions of this Section 3 shall apply. 3.9 Interim Interest. If the Issuing Lender shall make any L/C Disbursement in respect of a Letter of Credit, then, unless either the Borrower shall have reimbursed such L/C Disbursement in full

99 within the time period specified in Section 3.5(a) or the L/C Lenders shall have reimbursed such L/C Disbursement in full on such date as provided in Section 3.5(b), in each case the Dollar Equivalent of the unpaid amount thereof shall bear interest for the account of the Issuing Lender, for each day from and including the date of such L/C Disbursement to but excluding the date of payment by the Borrower, at the rate per annum that would apply to such amount if such amount were a Revolving Loan that is an ABR Loan; provided that the provisions of Section 2.12(c) shall be applicable to any such amounts not paid when due. 3.10 Cash Collateral. (a) Certain Credit Support Events. Upon the request of the Administrative Agent or the Issuing Lender (i) if the Issuing Lender has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Advance by all the L/C Lenders that is not reimbursed by the Borrower or converted into a Revolving Loan or Swingline Loan pursuant to Section 3.5(b), or (ii) if, as of the Letter of Credit Maturity Date, any L/C Exposure for any reason remains outstanding, the Borrower shall, in each case, immediately Cash Collateralize the then effective L/C Exposure in an amount equal to 102% of such L/C Exposure. At any time that there shall exist a Defaulting Lender, within one (1) Business Day following the request of the Administrative Agent or the Issuing Lender (with a copy to the Administrative Agent), the Borrower shall deliver to the Administrative Agent Cash Collateral in an amount sufficient to cover 102% of the Fronting Exposure relating to the Letters of Credit (after giving effect to Section 2.21(a)(iv) and any Cash Collateral provided by such Defaulting Lender). (b) Grant of Security Interest. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts in the name of the Administrative Agent. The Borrower, and to the extent provided by any Lender or Defaulting Lender, such Lender or Defaulting Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the Issuing Lender and the L/C Lenders, and agrees to maintain, a first priority security interest and Lien in all such Cash Collateral and in all proceeds thereof, as security for the Obligations to which such Cash Collateral may be applied pursuant to Section 3.10(c). If at any time the Administrative Agent or the Issuing Lender determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent or any Issuing Lender as herein provided, or that the total amount of such Cash Collateral is less than 102% of the applicable L/C Exposure, Fronting Exposure and other Obligations secured thereby, the Borrower or the relevant Lender or Defaulting Lender, as applicable, will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by such Defaulting Lender). (c) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 3.10, Section 2.21 or otherwise in respect of Letters of Credit shall be held and applied to the satisfaction of the specific L/C Exposure, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein. (d) Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure in respect of Letters of Credit or other Obligations shall no longer be required to be held as Cash Collateral pursuant to this Section 3.10 following (i) the elimination of the

100 applicable Fronting Exposure and other Obligations giving rise thereto (including by the termination of the Defaulting Lender status of the applicable Lender), or (ii) a determination by the Administrative Agent and the Issuing Lender that there exists excess Cash Collateral; provided, however, (A) that Cash Collateral furnished by or on behalf of a Loan Party shall not be released during the continuance of an Event of Default, and (B) that, subject to Section 2.21, the Person providing such Cash Collateral and the Issuing Lender may agree that such Cash Collateral shall not be released but instead shall be held to support future anticipated Fronting Exposure or other obligations, and provided further, that to the extent that such Cash Collateral was provided by the Borrower or any other Loan Party, such Cash Collateral shall remain subject to any security interest and Lien granted pursuant to the Loan Documents including any applicable Specified Cash Management Agreement. 3.11 Additional Issuing Lenders. The Borrower may, at any time and from time to time with the consent of the Administrative Agent (which consent shall not be unreasonably withheld) and such Lender, designate one or more additional Lenders to act as an Issuing Lender under the terms of this Agreement. Any Lender designated as an Issuing Lender pursuant to this paragraph shall be deemed to be an “Issuing Lender” (in addition to being a Lender) in respect of Letters of Credit issued or to be issued by such Lender, and, with respect to such Letters of Credit, such term shall thereafter apply to the other Issuing Lender and such Lender. 3.12 Resignation of the Issuing Lender. The Issuing Lender may resign at any time by giving at least thirty (30) days’ prior written notice to the Administrative Agent, the Lenders and the Administrative Borrower. Subject to the next succeeding paragraph, upon the acceptance of any appointment as the Issuing Lender hereunder by a Lender that shall agree to serve as successor Issuing Lender, such successor shall succeed to and become vested with all the interests, rights and obligations of the retiring Issuing Lender and the retiring Issuing Lender shall be discharged from its obligations to issue additional Letters of Credit hereunder without affecting its rights and obligations with respect to Letters of Credit previously issued by it. At the time such resignation shall become effective, the Borrower shall pay all accrued and unpaid fees pursuant to Section 3.3. The acceptance of any appointment as the Issuing Lender hereunder by a successor Lender shall be evidenced by an agreement entered into by such successor, in a form satisfactory to the Administrative Borrower and the Administrative Agent, and, from and after the effective date of such agreement, (i) such successor Lender shall have all the rights and obligations of the previous Issuing Lender under this Agreement and the other Loan Documents and (ii) references herein and in the other Loan Documents to the term “Issuing Lender” shall be deemed to refer to such successor or to any previous Issuing Lender, or to such successor and all previous Issuing Lenders, as the context shall require. After the resignation of the Issuing Lender hereunder, the retiring Issuing Lender shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Lender under this Agreement and the other Loan Documents with respect to Letters of Credit issued by it prior to such resignation, but shall not be required to issue additional Letters of Credit. 3.13 Applicability of UCP and ISP. Unless otherwise expressly agreed by the Issuing Lender and the Borrower when a Letter of Credit is issued and subject to applicable laws, the Letters of Credit shall be governed by and subject to (a) with respect to standby Letters of Credit, the rules of the ISP, and (b) with respect to commercial Letters of Credit, the rules of the Uniform Customs and Practice for Documentary Credits, as published in its most recent version by the International Chamber of Commerce on the date any commercial Letter of Credit is issued.

101 SECTION 4 REPRESENTATIONS AND WARRANTIES To induce the Administrative Agent and the Lenders to enter into this Agreement and the Lenders to make the Loans and issue the Letters of Credit, the Borrower hereby jointly and severally represent and warrant to the Administrative Agent and each Lender, as to itself and each other Group Member, that: 4.1 Financial Condition. The audited consolidated balance sheets of Pagaya Parent as of December 31, 2021 and December 31, 2022 and the related consolidated statements of income and of cash flows for the fiscal years ended on such dates present fairly in all material respects the consolidated financial condition of Pagaya Parent as at such dates, and the consolidated results of its operations and its consolidated cash flows for the respective fiscal years then ended. The unaudited consolidated balance sheet of Pagaya Parent as at March 31, 2023, June 30, 2023 and September 30, 2023, and the related unaudited consolidated statements of income and cash flows for the fiscal quarter ended on such date, present fairly in all material respects the consolidated financial condition of Pagaya Parent as at such date, and the consolidated results of its operations and its consolidated cash flows for the fiscal quarter then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as disclosed therein). 4.2 No Change. Since December 31, 2022, there has been no development or event that has had or would reasonably be expected to have a Material Adverse Effect. 4.3 Existence; Compliance with Law. Each Group Member (a) is duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization, (b) has the power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, except to the extent where such Group Member’s failure to have such power, authority or legal right would not reasonably be expected to have a Material Adverse Effect, (c) is duly qualified as a foreign corporation or other organization and in good standing (if applicable) under the laws of each jurisdiction where the failure to be so qualified or in good standing would reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except in such instances in which (i) such Requirement of Law is being contested in good faith by appropriate proceedings diligently conducted, or (ii) the failure to comply therewith, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. 4.4 Power, Authorization; Enforceable Obligations. Each Loan Party has the power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to obtain extensions of credit hereunder. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the extensions of credit on the terms and conditions of this Agreement. No Governmental Approval or consent or authorization of, filing with, notice to or other act by or in respect of, any other Person is required in connection with the extensions of credit hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the Loan Documents, except (i) (x) Governmental Approvals, consents, authorizations, filings and notices have been obtained or made and are in full force and effect or (y) the Loan Party’s failure to so obtain would not reasonably be expected to have a Material Adverse Effect, (ii) the filings referred to in Section 4.19 (and subsequent filings and recordings with respect to registered or applied-for Intellectual Property acquired by the Loan Parties after the Closing Date) and (iii) recording of the transfer of registrations and applications for Intellectual Property upon foreclosure. Each Loan

102 Document has been duly executed and delivered on behalf of each Loan Party party thereto. This Agreement constitutes, and each other Loan Document upon execution and delivery will constitute, a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). 4.5 No Legal Bar. The execution, delivery and performance of this Agreement and the other Loan Documents, the issuance of Letters of Credit, the borrowings hereunder and the use of the proceeds thereof will not violate (a) the Operating Documents of the Borrower or any other Loan Party, (b) any Requirement of Law or (c) any Contractual Obligation of any Loan Party or Group Member, unless, in the case of clauses (b) and (c), such violation could not reasonably be expected to have a Material Adverse Effect, and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents). 4.6 Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of any Loan Party, threatened in writing by or against any Group Member or against any of their respective properties or revenues that would reasonably be expected to have a Material Adverse Effect. 4.7 No Default. No Group Member is in default under or with respect to any of its Contractual Obligations in any respect that would reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing, nor shall either result from the making of a requested credit extension. 4.8 Ownership of Property; Liens; Investments. Each Group Member has title in fee simple to, or a valid leasehold interest in, or other rights to use, all of its real property, and good title to, or a valid leasehold interest in, or other rights to use all of its other property, except where such failure would not reasonably be expected to have a Material Adverse Effect and none of such property is subject to any Lien except as permitted by Section 7.3. 4.9 Intellectual Property. Each Group Member owns, or is licensed (or otherwise has valid rights) to use, all Material Intellectual Property reasonably necessary for the conduct of its business as currently conducted. No claim has been asserted and is pending by any Person against any Group Member challenging or questioning any Group Member’s use, registration or ownership of any Intellectual Property or the validity, enforceability or effectiveness of any Group Member’s Intellectual Property, nor does any Loan Party know of any valid basis for any such claim threatened in writing, unless such claim could not reasonably be expected to have a Material Adverse Effect. The use of Intellectual Property by each Group Member, and the conduct of such Group Member’s business, as currently used or conducted, does not infringe on or otherwise violate the rights of any Person, unless such infringement or violation would not reasonably be expected to have a Material Adverse Effect, and there are no claims pending or, to the knowledge of any Loan Party, threatened in writing to such effect, except any such claim that could not reasonably be expected to have a Material Adverse Effect. 4.10 Taxes. Each Group Member has filed or caused to be filed all Israeli, U.S. federal, state income and other tax returns that are required to be filed (taking into account all applicable extension periods) and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its

103 property by any Governmental Authority (other than any such taxes, fees or other charges, the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the relevant Group Member or where the failure to file such returns or pay such Taxes, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect); no tax Lien has been filed, and, to the knowledge of the Loan Parties, no claim is being asserted in writing, with respect to any such tax, fee or other charge, except any such Lien that is permitted to exist under Section 7.3 and any claim that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. 4.11 Federal Regulations. The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of “buying” or “carrying” “margin stock” (within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect) or extending credit for the purpose of purchasing or carrying margin stock. No part of the proceeds of any Loans, and no other extensions of credit hereunder, will be used for buying or carrying any such margin stock or for extending credit to others for the purpose of purchasing or carrying margin stock in violation of Regulation U or Regulation X. 4.12 Labor Matters. Except as, in the aggregate, would not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes against any Loan Party pending or, to the knowledge of the Loan Parties, threatened; (b) hours worked by and payment made to employees of each Loan Party have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters; and (c) all payments due from any Loan Party on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the relevant Loan Party. 4.13 ERISA. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect (a) the Borrower and its ERISA Affiliates are in compliance in all respects with all applicable provisions and requirements of ERISA with respect to each Plan; (b) no ERISA Event has occurred or is reasonably expected to occur; (c) the Borrower and each of its ERISA Affiliates have met all applicable requirements under the ERISA Funding Rules with respect to each Pension Plan, and no waiver of the minimum funding standards under the ERISA Funding Rules has been applied for or obtained; (d) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is at least 60%, and neither the Borrower nor any of its ERISA Affiliates knows of any facts or circumstances that would reasonably be expected to cause the funding target attainment percentage to fall below 60% as of the most recent valuation date; (e) assuming no Lender is using “plan assets” to fund any transactions contemplated hereunder, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder will not result in any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which taxes could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code;

104 (f) (i) the Borrower is not and will not be a “plan” within the meaning of Section 4975(e) of the Code; (ii) the assets of the Borrower do not and will not constitute “plan assets” within the meaning of the United States Department of Labor Regulations set forth in 29 C.F.R. §2510.3-101; (iii) the Borrower is not and will not be a “governmental plan” within the meaning of Section 3(32) of ERISA; and (iv) transactions by or with the Borrower are not and will not be subject to state statutes applicable to the Borrower regulating investments of fiduciaries with respect to governmental plans. 4.14 Investment Company Act. No Loan Party is required to register as an “investment company,” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended. 4.15 Subsidiaries. As of the Closing Date, (a) Schedule 4.15 sets forth the name and jurisdiction of organization of each Subsidiary of the Borrower and, as to each such Subsidiary, the percentage of each class of Capital Stock owned by any Loan Party, and (b) there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than equity awards granted to employees, consultants or directors and directors’ qualifying shares) of any nature relating to any Capital Stock of any Subsidiary of the Borrower, except as may be created by the Loan Documents. 4.16 Use of Proceeds. The proceeds of (a) the Initial Term Loans, Revolving Loans, Swingline Loans and Letters of Credit (other than Incremental Facilities) shall be used to consummate the Refinancing, pay related fees and expenses of the Facilities (collectively the “Transactions”) and for ongoing working capital and other general corporate purposes, (b) the Second Amendment Term Loans (including each Additional Second Amendment Term Loan (as defined in the Second Amendment)) shall be used to repay outstanding Indebtedness under certain Permitted Secured Financings and/or Permitted Risk Retention Facilities and to pay fees and expenses related to the negotiation and execution of the Second Amendment; provided that, promptly, but, in any event, no later than December 31, 2024, the proceeds of the Second Amendment Term Loans (including each Additional Second Amendment Term Loan (as defined in the Second Amendment)) shall be used, together with the proceeds of the Permitted Convertible Indebtedness, to repay outstanding Indebtedness under certain Permitted Risk Retention Facilities and/or Permitted Secured Financings in an aggregate principal amount not less than $135,000,000 and (c) any Incremental Facilities (other than the Second Amendment Term Loans) shall be used for working capital and other general corporate purposes. 4.17 Environmental Matters. Except as, in the aggregate, would not reasonably be expected to have a Material Adverse Effect, no Loan Party has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit license or other approval required under any Environmental Law, (ii) to the knowledge of the Borrower, is subject to any Environmental Liability or (iii) has received written notice of any claim with respect to any Environmental Liability. 4.18 Accuracy of Information, etc. As of the Closing Date, no statement or information contained in this Agreement, any other Loan Document or any other document, certificate or written statement furnished by or on behalf of any Loan Party to the Administrative Agent or the Lenders, or any of them, for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, taken as a whole, including any supplements or updates thereto, contained as of the date such statement, information, document or certificate was so furnished, any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein not misleading. Any projections or pro forma financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made, it being recognized by the Lenders that such financial information as it

105 relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. 4.19 Security Documents. (a) The Guarantee and Collateral Agreement and Debentures are effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. In the case of the Pledged Stock (as defined in the Guarantee and Collateral Agreement and the Debentures) that are securities represented by stock certificates or otherwise constituting certificated securities within the meaning of Section 8- 102(a)(15) of the UCC or the corresponding code or statute of any other applicable jurisdiction (“Certificated Securities”), when certificates representing such Pledged Stock are delivered to the Administrative Agent, and in the case of the other Collateral constituting personal property described in the Guarantee and Collateral Agreement and/or the Debentures, when financing statements and/or other filings specified on Schedule 4.19(a) in appropriate form are filed in the offices specified on Schedule 4.19(a), the Administrative Agent, for the benefit of the Secured Parties, shall have a fully perfected (to the extent perfection is required under the Loan Documents) Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof, as security for the Obligations, in each case prior and superior in right to any other Person (except, in the case of Collateral other than Pledged Stock, Liens permitted by Section 7.3). As of the Closing Date, none of the Loan Parties that is a limited liability company or partnership has any Capital Stock that is a Certificated Security. (b) Each of the Mortgages delivered after the Closing Date will be, upon execution, effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid and enforceable Lien on the Mortgaged Properties described therein and proceeds thereof, and when the Mortgages are filed in the offices for the applicable jurisdictions in which the Mortgaged Properties are located, each such Mortgage shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Mortgaged Properties and the proceeds thereof, as security for the Obligations (as defined in the relevant Mortgage), in each case prior and superior in right to any other Person, other than Liens permitted by Section 7.3. 4.20 Solvency; Voidable Transaction. As of the Closing Date, the Group Members, when taken as whole, and after giving effect to the incurrence of all Indebtedness, Obligations and obligations being incurred in connection herewith, are Solvent. No transfer of property is being made by any Loan Party and no obligation is being incurred by any Loan Party in connection with the Transactions contemplated by this Agreement or the other Loan Documents as of the Closing Date with the intent to hinder, delay, or defraud either present or future creditors of such Loan Party. 4.21 Insurance. All insurance maintained by the Loan Parties is in full force and effect, all premiums have been duly paid, no Loan Party has received notice cancellation thereof, and there exists no default under any requirement of such insurance, in each case except as would not or would not reasonably be expected to have a Material Adverse Effect. Each Loan Party maintains insurance (which may be self-insurance reasonable and customary for similarly situated Persons engaged in the same or similar business) with financially sound and reputable insurance companies (determined as of the date such insurance is obtained) on all its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business, in each case except as would not or would not reasonably be expected to have a Material Adverse Effect.

106 4.22 Risk Retention Investments. Each Group Member is in compliance in all material respects with the Risk Retention Requirements as such requirements relate to the Risk Retention Investments. 4.23 OFAC. No Group Member, nor, to the knowledge of the Borrower or any such Group Member, any director, officer, employee, agent, affiliate or representative thereof, is a Sanctioned Person. 4.24 Anti-Corruption Laws. Each of the Group Members and, to the knowledge of each of the Group Members, each officer, director, employee and agent of each Group Member has conducted its business in compliance in all material respects with applicable anti-corruption laws and have instituted and maintained policies and procedures reasonably designed to promote and achieve compliance by each of the Group Members and their respective directors, officers, employees and agents with such laws. 4.25 Breaching Company. Pagaya Parent and any other Israeli Loan Party from time to time party hereto, is not a “Breaching Company” under Section 362A of the Israeli Companies Laws 5759- 1999. 4.26 IIA and Investment Center. As of the Closing Date, other than under a tax ruling concerning “Industrial Enterprise”, “Preferred Technological Enterprise” and “Technological Income” issued to Pagaya Parent by the Israeli Tax Authority on November 18, 2021, Pagaya Parent did not receive any grants, funds or benefits (including, but not limited to, tax benefits) from IIA (formerly known as the National Authority for Technological Innovation), Investment Center or the Binational Industrial Research and Development Foundation. The Borrower is not obligated to pay any royalties or any other payments to the IIA, Investment Center or the Binational Industrial Research and Development Foundation. The transactions contemplated under this Agreement and any other Loan Document (including the realization of the Collateral) are not subject to any right and do not require the approval of the IIA, Investment Center or the Binational Industrial Research and Development Foundation. 4.27 Representations as to Foreign Obligors. (a) Each Foreign Obligor is subject to civil and commercial Requirements of Law with respect to its Obligations under, as applicable, this Agreement and the other Loan Documents to which it is a party (collectively, as to each such Foreign Obligor, the “Applicable Foreign Obligor Documents”), and the execution, delivery and performance by each such Foreign Obligor of the Applicable Foreign Obligor Documents to which it is party constitute and will constitute private and commercial acts and not public or governmental acts. No such Foreign Obligor nor any of its respective property has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of the jurisdiction in which such Foreign Obligor is organized and existing in respect of its Obligations under the Applicable Foreign Obligor Documents to which it is party. (b) Each of the Applicable Foreign Obligor Documents are in proper legal form under the respective Requirements of Law of the jurisdiction in which the applicable Foreign Obligor party to such Applicable Foreign Obligor Documents is organized and existing (i) for the enforcement thereof against such Foreign Obligor under such Requirements of Law, and (ii) to ensure the legality, validity, enforceability, priority or admissibility in evidence thereof. It is not necessary to ensure the legality, validity, enforceability, priority or admissibility in evidence of any such Applicable Foreign Obligor Documents that such Applicable Foreign Obligor Documents be filed, registered or recorded with, or executed or notarized before, any court or other authority in the jurisdiction in which the applicable Foreign Obligor is organized and existing or that any registration charge or stamp or similar

107 tax be paid on or in respect of any such Applicable Foreign Obligor Documents or any other document, except for (x) any such filing, registration, recording, execution or notarization that has been made or that is not required to be made until such Applicable Foreign Obligor Document or any such other document is sought to be enforced, (y) any charge or tax as has been timely paid and (z) registration of the Debentures with the Israeli Registrar of Companies. (c) There is no tax, levy, impost, duty, fee, assessment or other governmental charge, or any deduction or withholding, imposed by any Governmental Authority in or of the jurisdiction in which any Foreign Obligor is organized and existing either (i) on or by virtue of the execution or delivery of the Applicable Foreign Obligor Documents to which any such Foreign Obligor is party, or (ii) on any payment to be made by any such Foreign Obligor pursuant to the Applicable Foreign Obligor Documents to which it is party, except as has been disclosed in writing to the Administrative Agent. 4.28 Beneficial Ownership Certification. The Beneficial Ownership Certification and the information included therein provided on or prior to the Closing Date, and as updated from time to time in accordance with this Agreement, to the Lenders in connection with this Agreement are accurate, complete and correct as of the Closing Date and as of the date any such update is delivered. 4.29 Status as Senior Debt. As of the Closing Date, the Borrower is in compliance with Section 6.14. 4.30 Material Intellectual Property. As of the Closing Date, all of the Material Intellectual Property is owned by the Loan Parties. SECTION 5 CONDITIONS PRECEDENT 5.1 Conditions to Initial Extension of Credit. Except as set forth in Section 5.3, the effectiveness of this Agreement and the obligation of each Lender to make its initial extension of credit hereunder shall be subject to the satisfaction or waiver, prior to or concurrently with the making of such extension of credit on the Closing Date, of the following conditions precedent: (a) Loan Documents. The Administrative Agent and the Lenders shall have received each of the following, each of which shall be in form and substance reasonably satisfactory to the Required Lenders: (i) this Agreement, executed and delivered by the Administrative Agent, the Borrower and each Lender listed on Schedule 1.1A; (ii) the Collateral Information Certificate executed by a Responsible Officer of the Borrower; (iii) if requested by any Initial Term Loan Lender at least three (3) Business Days prior to the Closing Date, a Term Loan Note executed by Pagaya US in favor of such Initial Term Loan Lender; (iv) if requested by any Revolving Lender at least three (3) Business Days prior to the Closing Date, a Revolving Loan Note executed by the Borrower in favor of such Revolving Lender;

108 (v) if requested by the Swingline Lender at least three (3) Business Days prior to the Closing Date, the Swingline Loan Note executed by the Borrower in favor of the Swingline Lender; (vi) the Guarantee and Collateral Agreement, executed and delivered by the parties thereto; (vii) each Intellectual Property Security Agreement, executed by the parties thereto; (viii) subject to Section 5.3, duly executed original signatures of Debentures and duly executed original notices to the Israeli Registrar of Companies for the registration of the Debentures as required for the registration of the Debentures; and (ix) a funding direction letter, with a flow of funds agreement prepared by the Borrower (and approved by the Required Lenders) attached thereto. (b) Approvals. Except for the Governmental Approvals described on Schedule 4.4, all Governmental Approvals and consents and approvals of, or notices to, any Person (including the holders of any Capital Stock issued by any Loan Party) required in connection with the execution and performance of the Loan Documents, and the consummation of the transactions contemplated hereby, shall have been obtained and be in full force and effect. (c) Secretary’s or Managing Member’s Certificates; Certified Operating Documents; Good Standing Certificates. The Administrative Agent and the Lenders shall have received a certificate of each Loan Party, dated the Closing Date and executed by the Secretary, Managing Member or equivalent officer of such Loan Party, in form and substance reasonably acceptable to the Required Lenders, with following insertions and attachments: (A) the Operating Documents of such Loan Party certified, in the case of formation documents, as of a recent date by the secretary of state or similar official of the relevant jurisdiction of organization of such Loan Party, (B) the relevant board resolutions or written consents of such Loan Party adopted by the applicable governing body of such Loan Party for the purposes of authorizing such Loan Party to enter into and perform the Loan Documents to which such Loan Party is party, (C) the names, titles, incumbency and signature specimens of those representatives of such Loan Party who have been authorized by such resolutions and/or written consents to execute Loan Documents on behalf of such Loan Party, and (D) a good standing certificate for each Loan Party from its respective jurisdiction of organization (to the extent such concept is relevant in such jurisdiction). (d) Responsible Officer’s Certificate. The Administrative Agent and the Lenders shall have received a certificate signed by a Responsible Officer of the Borrower, dated as of the Closing Date, in form and substance reasonably satisfactory to the Required Lenders, certifying that the conditions specified in Sections 5.1(l), 5.2(a) and 5.2(d) have been satisfied. (e) Patriot Act, etc. The Administrative Agent and each Lender shall have received, at least three (3) Business Days prior to the Closing Date, all documentation and other information requested to comply with applicable “know your customer” and anti-money-laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation (including a Beneficial Ownership Certification), and a properly completed and signed IRS Form W-8 or W-9, as applicable, for each Loan Party, and which was requested by the Administrative Agent or any Lender in writing at least ten (10) Business Days prior to the Closing Date.

109 (f) Existing SVB Credit Facility. (i) The Administrative Agent and the Lenders shall have received a duly executed copy of a customary payoff letter in form and substance reasonably acceptable to the Required Lenders, (B) all obligations of the Borrower in respect of the Existing SVB Credit Facility (other than Unasserted Obligations) shall, substantially concurrently with the funding of the Loan proceeds on the Closing Date, have been paid in full and (C) subject to Section 5.3(b), evidence reasonably satisfactory to the Required Lenders, in their reasonable discretion, that all Liens created in connection with the Existing SVB Credit Facility were terminated and released. (g) Collateral Matters. (i) Lien Searches. The Lenders shall have received the results of recent lien, judgment and litigation searches in each of the jurisdictions reasonably required by the Required Lenders, and such searches shall reveal no liens on any of the assets of the Loan Parties except for Liens permitted by Section 7.3, or Liens to be discharged on or prior to the Closing Date. (ii) Pledged Stock; Stock Powers; Pledged Notes. Other than as agreed to by the Required Lenders in their reasonable discretion or as subject to Section 5.3 below, the Administrative Agent shall have received (A) the certificates representing the shares of Capital Stock pledged to the Administrative Agent (for the benefit of the Secured Parties) pursuant to the Guarantee and Collateral Agreement and the Debentures, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof, and (B) each promissory note (if any) pledged to the Administrative Agent (for the benefit of the Secured Parties) pursuant to the Guarantee and Collateral Agreement and the Debentures, endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof. (iii) Filings, Registrations, Recordings, Agreements, Etc. Subject to the provisions of Section 5.3, each document or instrument (including any UCC financing statements, notices in connection with the Debentures, the Intellectual Property Security Agreement and the Control Agreements) required by the Security Documents to be filed, registered or recorded to create in favor of the Administrative Agent (for the benefit of the Secured Parties), a perfected (to the extent perfection is required under the Loan Documents) Lien on the Collateral described therein, prior and superior in right and priority to any Lien in the Collateral held by any other Person (other than with respect to Liens expressly permitted by Section 7.3), shall have been executed and/or delivered (if applicable) to the Administrative Agent or, as applicable, be in proper form for filing, registration or recordation. (i) Insurance Certificates. The Administrative Agent and the Lenders shall have received customary certificates of insurance reasonably satisfactory to the Required Lenders evidencing the existence of insurance required to be maintained pursuant to Section 6.6. (h) Fees. The Lenders and the Administrative Agent shall have received all fees required to be paid on or prior to the Closing Date (including pursuant to the Fee Letters), and all reasonable and documented fees and expenses for which invoices have been presented (including the reasonable and documented fees and expenses of legal counsel to the Administrative Agent) for payment three (3) Business Days (or such later date as may be agreed by the Borrower) before the Closing Date. The Administrative Agent shall have received a fully executed copy of the Agent Fee Letter. (i) Legal Opinions. The Administrative Agent and the Lenders shall have received the executed legal opinions of (i) Davis Polk & Wardwell LLP, New York counsel to the Loan Parties, (ii) Goldfarb Gross Seligman, Israeli counsel to the Loan Parties and (iii) Morris, Nichols, Arsht &

110 Tunnell LLP, Delaware counsel to the Loan Parties, in each case, in form and substance reasonably satisfactory to the Required Lenders. (j) Borrowing Notices. The Administrative Agent shall have received, (i) in respect of the Initial Term Loans to be made on the Closing Date, a completed Notice of Borrowing executed by Pagaya US and otherwise complying with the requirements of Section 2.2, and (ii) in respect of any Revolving Loans to be made on or about the Closing Date, a completed Notice of Borrowing executed by the Borrower and otherwise complying with the requirements of Section 2.2. (k) Solvency Certificate. The Administrative Agent and the Lenders shall have received a Solvency Certificate from the chief financial officer, treasurer, vice president of finance or officer with similar duties of the Borrower. (l) No Material Adverse Effect. There shall not have occurred since December 31, 2022, any event or condition that has had or could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. (m) No Litigation. No litigation, investigation or proceeding of or before any arbitrator, court or Governmental Authority shall be pending or, to the knowledge of any Loan Party, threatened in writing, that would reasonably be expected to have a Material Adverse Effect. For purposes of determining compliance with the conditions specified in this Section 5.1, each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the Closing Date specifying such Lender’s objection thereto and either such objection shall not have been withdrawn by notice to the Administrative Agent to that effect on or prior to the Closing Date. 5.2 Conditions to Each Extension of Credit. The agreement of each Lender (including the Swingline Lender) and the Issuing Lender to make any extension of credit requested to be made by it on any date (including on the Closing Date but excluding Incremental Facilities which are governed by Section 2.23(d) instead) is subject to the satisfaction of the following conditions precedent: (a) Representations and Warranties. Each of the representations and warranties made by each Loan Party in or pursuant to any Loan Document (i) that is qualified by materiality shall be true and correct in all respects, and (ii) that is not qualified by materiality, shall be true and correct in all material respects, in each case, on and as of such date as if made on and as of such date, except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all material (or, all respects to the extent already qualified by materiality) respects as of such earlier date. (b) Availability. With respect to any requests for any Revolving Extensions of Credit, after giving effect to such Revolving Extension of Credit, the availability and borrowing limitations specified in Section 2.1 shall be complied with. With respect to any requests for the issuance, amendment or extension of any Letter of Credit, after giving effect to such issuance, amendment or extension, the availability limitations specified in Section 3.1(a) shall be complied with.

111 (c) Notices of Borrowing. The Administrative Agent shall have received a Notice of Borrowing or Application, as applicable, in connection with any such request for extension of credit which complies with the requirements hereof. (d) No Default. No Default or Event of Default shall have occurred and be continuing as of or on such date or after giving effect to the extensions of credit requested to be made on such date. Each borrowing of Loans (other than a continuation or conversion of then-outstanding Loans which shall only require delivery of a Notice of Conversion/Continuation) and each issuance of a Letter of Credit shall constitute a representation and warranty by the Borrower as of the date of such extension of credit that the conditions contained in clauses (a), (b) and (d) of this Section 5.2 have been satisfied. 5.3 Post-Closing Covenants. The Borrower shall satisfy each of the following to the reasonable satisfaction of the Administrative Agent (acting at the direction of the Required Lenders), in each case, by no later than the date specified below for such conditions (or such later date as the Administrative Agent (acting at the direction of the Required Lenders) shall agree in its sole but reasonable discretion): (a) Within one (1) Business Day following the Closing Date, the Loan Parties shall deliver to the Administrative Agent evidence of the submission of each of the filings referenced in clause (b) below. (b) Within ten (10) Business Days following the Closing Date, the Loan Parties shall deliver to the Administrative Agent evidence that (i) the liens with respect to the Israeli Loan Parties pursuant to the Existing SVB Credit Facility and registered with the Registrar of Companies or the Registrar of Patents (if applicable) were removed, (ii) certificates of registration of the Debentures issued by the Israeli Registrar of Companies, and (iii) evidence of registration of the fixed Debenture with the Registrar of Patents (if applicable). (c) Within thirty (30) days following the Closing Date, the Loan Parties shall deliver to the Administrative Agent a customary executed legal opinion of Texas counsel to the Loan Parties in form and substance reasonably satisfactory to the Required Lenders. (d) Within forty-five (45) days following the Closing Date, the Loan Parties shall deliver to the Administrative Agent amendments, in form and substance reasonably satisfactory to the Administrative Agent (acting at the direction of the Required Lenders), to the operating agreement of each Group Member that is a limited liability company and whose Capital Stock is pledged as Collateral. (e) Within forty-five (45) days following the Closing Date, (i) the Loan Parties shall deliver to the Administrative Agent the insurance endorsements (w) naming the Administrative Agent, on behalf of the Secured Parties, as additional insured with respect to each policy of liability insurance, (x) naming the Administrative Agent, on behalf of the Secured Parties, as loss payee with respect to each policy of property insurance, (y) providing that the insurer shall give the Administrative Agent, on behalf of the Secured Parties, at least thirty (30) days’ notice before canceling or declining to renew its policy and at least ten (10) days’ notice of any non-payment of premiums, and (z) reasonably acceptable in other respects to the Administrative Agent (acting at the direction of the Required Lenders), in each case, with respect to each such policy maintained in accordance with the provisions of Section 6.6 of this Agreement and (ii) with respect to any insurance policy maintained in Israel, the Administrative Agent shall be

112 designated as a ‘Motav’ in the meaning and for the purposes of the Israeli Insurance Contract Law 5741- 1981. (f) Within sixty (60) days after the Closing Date, (i) the Loan Parties shall deliver to the Administrative Agent the Control Agreements for each Deposit Account and Securities Account of a Loan Party held at a financial institution in the United States as of the Closing Date (other than Excluded Accounts; and it being understood that the Control Agreements with respect to the Guaranty Accounts established on or about the Closing Date shall be delivered substantially concurrently with the Closing Date) and (ii) each Israeli Loan Party shall use commercially reasonable efforts to provide Administrative Agent with acknowledgements from each Israeli bank at which it maintains a Deposit Account or Securities Account (other than any Excluded Accounts) with respect to the creation of a first priority (except as expressly permitted by Section 7.3) security interest and Lien in favor of the Administrative Agent over such accounts, in the forms agreed to by such banks and reasonably acceptable to Administrative Agent (acting at the direction of the Required Lenders). SECTION 6 AFFIRMATIVE COVENANTS The Borrower agrees that, at all times prior to the Discharge of Obligations, each of the Loan Parties shall, and, where applicable, shall cause each of the other Group Members (and, solely with respect to Sections 6.2(c), and 6.15, any other SPV Subsidiaries that are not Group Members) to: 6.1 Financial Statements. Furnish to the Administrative Agent for distribution to each Lender: (a) as soon as available, but in any event prior to the earlier of (x) five (5) days after the date they are required by the SEC and (y) one hundred twenty (120) days after the end of each fiscal year of Pagaya Parent, a copy of the audited consolidated balance sheet of Pagaya Parent as at the end of such fiscal year and the related audited consolidated statements of income and of cash flows for such fiscal year, setting forth, in each case, commencing with the fiscal year ending December 31, 2023, in comparative form the figures for the previous year, reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit (other than a “going concern” or like qualification, exception or qualification arising out of a potential inability to satisfy a financial covenant or an upcoming maturity of Indebtedness), by Ernst & Young Global Limited or other independent certified public accountants of nationally or internationally recognized standing, together with a customary management discussion and analysis report in form and detail substantially consistent with those set forth in Pagaya Parent’s public filings prior to the Closing Date; and (b) as soon as available, but in any event not later than forty-five (45) days after the end of each fiscal quarter occurring during each fiscal year of Pagaya Parent, commencing with the quarterly period ending on December 31, 2023, the unaudited consolidated balance sheet of Pagaya Parent as at the end of such quarter and the related unaudited consolidated statements of income, balance sheet and of cash flows for such quarter and the portion of the fiscal year through the end of such fiscal quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of Pagaya Parent as being fairly stated in all material respects (subject to normal year-end audit adjustments and the absence of year-end audit footnotes), together with, solely for the first three fiscal quarters of each fiscal year, a customary management discussion and analysis report in form and detail substantially consistent with those set forth in Pagaya Parent’s public filings prior to the Closing Date.

113 All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied (except as disclosed in reasonable detail therein) consistently throughout the periods reflected therein and with prior periods. Additionally, documents required to be delivered pursuant to this Section 6.1 may be delivered electronically and if so, shall be deemed to have been delivered on the date on which Pagaya Parent posts such documents, or provides a link thereto, either: (i) on Pagaya Parent’s website on the Internet at the website address listed in Section 10.2 (as updated from time to time); or (ii) when such documents are posted electronically on Pagaya Parent’s behalf on an internet or intranet website to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent including the EDGAR filing system), if any, and the Borrower shall notify (which may be by electronic mail) the Administrative Agent of the posting of any such documents. 6.2 Certificates; Reports; Other Information. Furnish (or, in the case of clause (a) below, use commercially reasonable efforts to furnish) to the Administrative Agent, for distribution to each Lender (or, in the case of clause (g) below, to the relevant Lender): (a) concurrently with the delivery of any financial statements pursuant to Section 6.1, (i) a certificate of a Responsible Officer of Pagaya Parent stating that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate, (ii) a Compliance Certificate containing all information and calculations necessary for determining whether the Loan Parties were in compliance with each of the financial covenants contained in Section 7.1 (other than Section 7.1(e)) as of the last day of the applicable Test Period contained therein, (iii) to the extent not previously disclosed to the Administrative Agent in writing, a description of any change in the jurisdiction of organization of any Loan Party and a list of any Intellectual Property that is issued to, applied for or (in respect of applications and registrations of such Intellectual Property) acquired by any Loan Party, in each case, since the date of the most recent report delivered pursuant to this clause (iii) (or, in the case of the first such report so delivered, since the Closing Date), (iv) a list of all Permitted Risk Retention Facilities and Permitted Secured Financings that have been created, acquired or entered into by any Group Member over the course of the previous fiscal quarter, setting forth in each case, which Group Member owns such financing or facility and the aggregate principal amount of Financing Assets secured in connection with such facility or financing and (v) a list of all new Group Members created or acquired by any Group Member in the previous fiscal quarter, in each case setting forth (1) the direct parent of such new Subsidiary, and (2) whether such new Subsidiary qualifies as an Excluded Subsidiary, Immaterial Subsidiary or SPV Subsidiary; (b) as soon as available, and in any event no later than ninety (90) days (or such later date as may be agreed to by the Administrative Agent (at the direction of the Required Lenders) in its reasonable discretion) after the end of each fiscal year of Pagaya Parent, a detailed consolidated financial projections or budget for the following fiscal year approved by the board of directors or management of Pagaya Parent (including a projected consolidated balance sheet of the Borrower as of the end of each fiscal quarter of such fiscal year, the related consolidated statements of projected cash flow, projected changes in financial position and projected income and a description of the underlying assumptions applicable thereto), and, as soon as available, significant revisions, if any, of such budget and projections with respect to such fiscal year (collectively, the “Projections”), which Projections shall in each case be accompanied by a certificate of a Responsible Officer of the Borrower stating that such Projections are based on reasonable estimates, information and assumptions and that such Responsible Officer has no reason to believe that such Projections are incorrect or misleading in any material respect;

114 (c) promptly, and in any event within five (5) Business Days after receipt thereof by any Loan Party or any other Group Member or any SPV Subsidiary, thereof, copies of each material notice or other material correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Loan Party, any other Group Member or any SPV Subsidiary (in each case, other than routine comment letters from the staff of the SEC relating to the Borrower’s or any Group Member’s or SPV Subsidiary’s filings with the SEC and any routine examination letters); (d) within five (5) Business Days after the same are filed, copies of all material annual, regular, periodic and special reports and registration statements (other than registration statements filed on a confidential basis) which Pagaya Parent files with the SEC under Section 13 or 15(d) of the Exchange Act, or with any national securities exchange, and not otherwise required to be delivered to the Administrative Agent pursuant hereto; (e) upon reasonable request by the Administrative Agent (at the direction of the Required Lenders), within five (5) Business Days after the same are sent or received, copies of all correspondence, reports, documents and other filings with any Governmental Authority that would reasonably be expected to have a Material Adverse Effect on any of the Governmental Approvals or otherwise on the operations of the Group Members; (f) within three (3) Business Days after the end of each Liquidity Computation Period, a Liquidity Certificate demonstrating compliance with Section 7.1(e) for the immediately preceding Liquidity Computation Period; and (g) promptly, such additional financial and other information as the Administrative Agent or any Lender may from time to time reasonably request with respect to Pagaya Parent and its Subsidiaries. Pagaya Parent shall not be required to provide information or documentation pursuant to Sections 6.2(c), (e) or (g), in each case, (i) the disclosure of which would, or would reasonably be expected to, breach any confidentiality obligations binding on a Group Member (provided that such confidentiality obligations were not entered into in contemplation of hindering, conditioning or prohibiting distribution of such information pursuant to this Agreement), (ii) that is subject to attorney, client or similar privilege or constitutes attorney work-product, (iii) constitutes trade secrets or other sensitive information or (iv) in respect of which disclosure to the Administrative Agent or any Lender (or any of their respective representatives) is prohibited by any applicable Requirement of Law. Additionally, documents required to be delivered pursuant to this Section 6.2 may be delivered electronically and if so, shall be deemed to have been delivered on the date on which Pagaya Parent posts such documents, or provides a link thereto, either: (i) on Pagaya Parent’s website on the Internet; or (ii) when such documents are posted electronically on Pagaya Parent’s behalf on an internet or intranet website to which each Lender and the Administrative Agent have access (whether a commercial, third- party website or whether sponsored by the Administrative Agent including the EDGAR filing system), if any, and the Borrower shall notify (which may be by electronic mail) the Administrative Agent of the posting of any such documents. 6.3 Lender Calls. Within 45 days after the end of each fiscal quarter of each fiscal year of Pagaya Parent, the Borrower shall (unless waived by the Required Lenders), upon reasonable prior notice, hold a conference call (at a location and time selected by the Required Lenders and the Borrower) with all

115 Lenders who choose to attend such conference call, at which conference call shall be reviewed the financial results of the previous fiscal quarter, and the financial condition of the Borrower and the other Group Members. The foregoing requirements of this Section 6.3 shall not apply for any period in which the Borrower holds publicly announced conference calls for investors and analysts. 6.4 Payment of Taxes. Pay, discharge or otherwise satisfy all Taxes imposed upon any Group Member or any of its properties or assets or in respect of any of its income or businesses or franchises before any penalty or fine accrues thereon; provided that no such Tax need be paid if (a) it is being contested in good faith by appropriate proceedings, so long as (i) adequate reserves or other appropriate provisions, as are required in conformity with GAAP, have been made therefor and (ii) in the case of a Tax which has or may become a Lien against a material portion of the Collateral, such contest proceedings conclusively operate to stay the sale of such portion of the Collateral to satisfy such Tax or (b) failure to pay or discharge the same would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect. 6.5 Maintenance of Existence; Compliance. (a)(i) Preserve, renew and keep in full force and effect its organizational existence and (ii) take all reasonable action to maintain or obtain all Governmental Approvals and all other rights, privileges and franchises necessary in the normal conduct of its business or necessary for the performance by such Person of its Obligations under any Loan Document, except, in each case, as otherwise permitted by Section 7.4 and except, in the case of clause (ii) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; (b) comply with all Contractual Obligations (including with respect to leasehold interests of the Borrower) and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect; and (c) comply with all Governmental Approvals, and any term, condition, rule, filing or fee obligation, or other requirement related thereto, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. 6.6 Maintenance of Property; Insurance. (a) Keep all tangible property necessary in its business in good working order and condition, ordinary wear and tear excepted, (b) maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business; provided that except as otherwise agreed by the Administrative Agent (acting at the direction of the Required Lenders), all general liability policies and property policies (with respect to the Collateral) required to be maintained by the Loan Parties shall, in the case of policies maintained in the U.S. (i) provide that no cancellation, non-renewal or amendment thereof shall be effective until at least thirty (30) days (or ten (10) days for non-payment of premium) after delivery to the Administrative Agent of written notice thereof, and (ii) name the Administrative Agent as an additional insured party or lender’s loss payee, as applicable, and with respect to any insurance policy maintained in Israel, the Administrative Agent shall be designated as a ‘Motav’ in the meaning and for the purposes of the Israeli Insurance Contract Law 5741-1981, and (c) maintain flood insurance on all real property subject to a Mortgage as required under Section 6.12(b). Upon the reasonable request of the Administrative Agent (at the direction of the Required Lenders), the Borrower shall provide updated insurance certificates with respect to any policy that has been renewed or issued to the extent that such certificates have not been previously delivered to the Administrative Agent within 30 days after such renewal or issuance or such longer time as the Administrative Agent (at the direction of the Required Lenders) may agree to. 6.7 Inspection of Property; Books and Records; Discussions. (a) Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements

116 of Law shall be made of all dealings and transactions in relation to its business and activities and (b) on three (3) Business Days’ notice (provided that no notice or mutual agreement of timing shall be required if an Event of Default has occurred and is continuing) and at times to be agreed (provided that the Borrower’s mutual agreement shall not be unreasonably conditioned, withheld or delayed) permit representatives, agents and independent contractors of the Administrative Agent (who may be accompanied by any Lender) to visit and inspect any of its properties, Collateral and examine and make abstracts or copies (which may be provided to the Lenders upon their request), in each case from any of its books and records at any reasonable time and as often as may reasonably be desired during normal business hours and to discuss the business, operations, properties and financial and other condition of the Group Members with officers, directors and employees of the Group Members and, so long as the Borrower is offered the opportunity to be present, with their independent certified public accountants; provided that such inspections shall not be undertaken more frequently than once every twelve (12) months unless an Event of Default has occurred and is continuing. The foregoing inspections and audits shall be at the Borrower’s expense, and the charge therefor shall be $1,000 per person per day (or such higher amount as shall represent the then-current standard charge of the Administrative Agent’s representatives, agents and independent contractors for the same), plus reasonable out-of-pocket expenses. In the event the Administrative Borrower and the Administrative Agent schedule an audit more than ten (10) days in advance, and the Borrower cancels or seeks to or reschedules the audit with less than ten (10) days written notice to the Administrative Agent (without limiting any of the Administrative Agent’s rights or remedies) then the Borrower shall pay the Administrative Agent a fee of $1,000 plus any out of pocket expenses incurred by the Administrative Agent to compensate the Administrative Agent for the anticipated costs and expenses of the cancellation or rescheduling. 6.8 Notices. Give prompt written notice to the Administrative Agent of: (a) the occurrence of any Default or Event of Default; (b) any litigation, investigation or proceeding that may exist at any time between any Group Member and any Governmental Authority, that in either case would reasonably be expected to have a Material Adverse Effect; (c) any litigation or proceeding affecting any Group Member in which injunctive or similar relief is sought against any such Group Member that would reasonably be expected to have a Material Adverse Effect or in which the amount that would reasonably be expected to be due and owing by such Group Member (as determined in good faith by the Administrative Borrower) is the Threshold Amount or more (excluding any amounts reasonably expected to be covered by insurance or indemnification rights); (d) promptly after the Borrower has knowledge or becomes aware of the occurrence of any ERISA Events, that would reasonably be expected to have a Material Adverse Effect; (e) unless included in any public filings or in any financial statements delivered pursuant to Section 6.1, any material change in accounting policies or financial reporting practices (except as required or permitted by GAAP) by any Loan Party; and (f) any other development or event that has had or would reasonably be expected to have a Material Adverse Effect. Each notice pursuant to this Section 6.8 shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action,

117 if any, the relevant Group Member proposes to take with respect thereto; provided that no such statement shall be required to disclose any information (x) the disclosure of which would, or would reasonably be expected to, breach any confidentiality obligations binding on a Group Member (provided that such confidentiality obligations were not entered into in contemplation of hindering, conditioning or prohibiting distribution of such information pursuant to this Agreement), (y) that is subject to attorney, client or similar privilege or constitutes attorney work-product or (z) constitutes trade secrets or other sensitive information. 6.9 Environmental Laws. (a) Except as could not reasonably be expected to result in a Material Adverse Effect, comply with, and ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply with and maintain, and ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws. (b) Except as could not reasonably be expected to result in a Material Adverse Effect, conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws. 6.10 [Reserved]. 6.11 [Reserved]. 6.12 Additional Collateral, Etc. (a) With respect to any property (to the extent included in the definition of Collateral and not constituting Excluded Assets (as defined in the Guarantee and Collateral Agreement)) acquired after the Closing Date by any Loan Party (other than (x) any property described in paragraph (b), (c) or (d) below, and (y) any property subject to a Lien expressly permitted by Section 7.3(i)) as to which the Administrative Agent, for the benefit of the Secured Parties, does not have a perfected Lien, promptly (and in any event within sixty (60) days (or, with respect to any property described in paragraph (b) below ninety (90) days) or such later date as the Administrative Agent (at the direction of the Required Lenders) may agree in its sole discretion, or, with respect to Intellectual Property registered in the United States or Israel acquired or created after the Closing Date, promptly following the delivery of a Compliance Certificate pursuant to Section 6.2(a) (or such earlier disclosure of such Intellectual Property from the Borrower to the Administrative Agent) listing such Intellectual Property) take all actions necessary or advisable in the reasonable opinion of the Administrative Agent (acting at the direction of the Required Lenders) to grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected first priority (except as expressly permitted by Section 7.3) security interest and Lien in such property, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law or as may be requested by the Administrative Agent or the Required Lenders. Without limiting the generality of the foregoing, Pagaya Parent and each other Israeli Loan Party undertakes to (A) amend the Debentures and/or register with the Israeli Registrar of Companies and/or with the Israeli Registrar of Patents, if applicable, substantially concurrently with the delivery of the Compliance Certificate in connection with the delivery of the audited financials required under Section 6.1(a), and more often if reasonably requested by the Administrative Agent (at the direction of the Required Lenders), a first ranking fixed charge over (i) such Israeli Loan Party’s Intellectual Property created following the date hereof, and (ii) such Israeli Loan

118 Party’s Capital Stock acquired following the date hereof, (B) provide exhibits to the Debentures, in form and substance reasonably acceptable to the Administrative Agent (at the direction of the Required Lenders) no more than once per fiscal year, substantially concurrently with the delivery of the Compliance Certificate in connection with the delivery of the audited financials required under Section 6.1(a), and, during the continuation of an Event of Default, more often if reasonably requested by the Administrative Agent (at the direction of the Required Lenders), upon the request of the Administrative Agent (at the direction of the Required Lenders), setting forth (i) each Account of Pagaya Parent or any other Israeli Loan Party which is outstanding at such time, (ii) such Israeli Loan Party’s rights, whether then existing or thereafter created, to receive funds from its customers, and (iii) such Israeli Loan Party’s Equipment and (C) within sixty (60) days after the opening thereof, to use commercially reasonable efforts to provide Administrative Agent with acknowledgements from each Israeli bank at which it opens any new Deposit Account or Securities Account (other than any Excluded Accounts) with respect to the creation of a first priority (except as expressly permitted by Section 7.3) security interest and Lien in favor of the Administrative Agent over such accounts, in the forms agreed to by such banks and reasonably acceptable to Administrative Agent (acting at the direction of the Required Lenders). (b) With respect to any fee interest in any real property (i) having a fair market value (together with improvements thereof) of at least $5,000,000 and (ii) is not identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the Flood Insurance Laws acquired after the Closing Date by any Loan Party (other than any such real property subject to a Lien expressly permitted by Section 7.3(i) or any such real property obtained by a Loan Party in connection with an exercise of remedies under an Investment held by such Loan Party), promptly (and in any event within ninety (90) days (or such longer time period as the Administrative Agent (at the direction of the Required Lenders) may agree in its sole discretion)) after such acquisition, to the extent requested by the Administrative Agent (at the direction of the Required Lenders), (i) execute and deliver a first priority Mortgage, subject to Liens permitted by Section 7.3, in favor of the Administrative Agent, for the benefit of the Secured Parties, covering such real property, it being understood that if a mortgage tax or similar charge will be owed on the entire amount of Indebtedness secured herby, then the amount secured by such Mortgage shall be limited to no more than the fair market value of the property as reasonably specified by the Borrower, (ii) if requested by the Administrative Agent (at the direction of the Required Lenders), provide the Lenders with title and extended coverage insurance covering such real property in an amount no more than the fair market value of the property as shall be reasonably specified by the Borrower as well as a current ALTA survey thereof, if available, together with a surveyor’s certificate, each of the foregoing in form and substance reasonably satisfactory to the Administrative Agent (at the direction of the Required Lenders) and (iii) if requested by the Administrative Agent (at the direction of the Required Lenders), deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent (at the direction of the Required Lenders). Notwithstanding the foregoing, no real property will be pledged as Collateral until the Lenders have had a reasonable opportunity to review and confirm compliance with applicable Flood Insurance Laws. As of the Closing Date, no real property is pledged as Collateral. (c) With respect to any new direct or indirect Subsidiary (other than an Excluded Subsidiary or SPV Subsidiary) created or acquired after the Closing Date by any Loan Party (including pursuant to a Permitted Acquisition), any Subsidiary formed by a Division or if an Excluded Subsidiary ceases to qualify as an Excluded Subsidiary, promptly (and in any event within sixty (60) days) (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement and, in the case of any such Group Member incorporated or organized in Israel, the

119 Debentures as the Administrative Agent (at the direction of the Required Lenders) reasonably deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected first priority security interest in the Capital Stock of such Subsidiary that is owned directly by such Loan Party, (ii) deliver to the Administrative Agent such documents and instruments as may be required to grant, perfect, protect and ensure the priority of such security interest, including but not limited to, the certificates representing such Capital Stock (if applicable), together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the relevant Loan Party, (iii) cause such Subsidiary (A) to become a party to the Guarantee and Collateral Agreement and, in the case of any such Group Member incorporated or organized in Israel, the Debentures, (B) to take such actions as are necessary or advisable in the opinion of the Administrative Agent (at the direction of the Required Lenders) to grant to the Administrative Agent for the benefit of the Secured Parties a perfected first priority security interest in the Collateral described in the Guarantee and Collateral Agreement and, if applicable, the Debentures, with respect to such Subsidiary, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement and, if applicable, the Debentures or by law or as may be reasonably requested by the Administrative Agent (at the direction of the Required Lenders) and (C) to deliver to the Administrative Agent a certificate of such Subsidiary, in a form reasonably satisfactory to the Administrative Agent (at the direction of the Required Lenders), with appropriate insertions and attachments, and (iv) if requested by the Administrative Agent (at the direction of the Required Lenders), deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent (at the direction of the Required Lenders); it being agreed that if such Subsidiary is formed by a Division, the foregoing requirements shall be satisfied substantially concurrently with the formation of such Subsidiary. Notwithstanding anything to the contrary in this Agreement or in the Loan Documents, neither Borrower nor any Subsidiary shall have any obligation to perfect Liens in any Intellectual Property created, registered or applied-for in any jurisdiction other than the United States or Israel, in any case, to the extent that such Intellectual Property is not material to the business of the Loan Parties (or as otherwise agreed to by the Administrative Agent (at the direction of the Required Lenders) in its reasonable discretion). (d) With respect to any new Excluded Foreign Subsidiary, promptly (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement and, if applicable, the Debentures, as the Administrative Agent (at the direction of the Required Lenders) deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected first priority security interest in the Capital Stock of such new Excluded Foreign Subsidiary that is a CFC or CFC Holding Company that is directly owned by any such Loan Party (provided that in no event shall more than 66% of the total outstanding voting Capital Stock of any such new Excluded Foreign Subsidiary that is a CFC or CFC Holding Company be required to be so pledged; provided further that no Capital Stock (or other ownership or profit interests) of an SPV Subsidiary shall be required to be pledged) and (ii) deliver to the Administrative Agent the certificates representing such Capital Stock (if certificated), together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the relevant Loan Party, and take such other action (including, as applicable, the delivery of any foreign law pledge documents reasonably requested by the Administrative Agent (at the direction of the Required Lenders)) as may be necessary or, in the opinion of the Administrative Agent (at the direction of the Required Lenders), desirable to perfect the Administrative Agent’s security interest therein, and (iii) if reasonably requested by the Administrative Agent (at the direction of the Required Lenders), deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent (at the direction of the Required Lenders).

120 (e) Notwithstanding the foregoing, (i) in the case of Foreign Subsidiaries, all guarantees and security shall be subject to any applicable general mandatory statutory limitations, fraudulent preference, financial assistance, equitable subordination, foreign exchange laws or regulations (or analogous restrictions), transfer pricing or “thin capitalization” rules, earnings stripping, exchange control restrictions, applicable maintenance of capital, retention of title claims, employee consultation or approval requirements, corporate benefit, financial assistance, protection of liquidity, and similar laws, rules and regulations and customary guarantee limitation language in the relevant jurisdiction, (ii) Foreign Subsidiaries may be excluded from the guarantee requirements in circumstances where (1) the Administrative Borrower and the Administrative Agent (at the direction of the Required Lenders) reasonably agree that the cost or other consequence of providing such a guarantee is excessive in relation to the value afforded thereby or (2) such requirements would contravene any legal prohibition, would reasonably be expected to result in any violation or breach of, or conflict with, fiduciary duties, any Contractual Obligations or applicable Requirement of Law or result in a risk of personal or criminal liability on the part of any officer, director, member or manager of such Subsidiary. As a result of the limitations in clause (i) above, the Administrative Agent (at the direction of the Required Lenders) may elect to waive the requirement to cause a Group Member to become a Guarantor hereunder and such Group Member shall not be a Loan Party for any purposes hereof. (f) There shall be no requirement to obtain any landlord waivers, estoppels, collateral access letters or similar rights and agreements or requirement to perfect a security interest in any letter of credit rights, other than by the filing of a UCC financing statement. 6.13 Use of Proceeds. Use the proceeds of each credit extension only for the purposes specified in Section 4.16. 6.14 Designated Senior Indebtedness. Cause the Loan Documents and all of the Obligations to be deemed “Designated Senior Indebtedness” or a concept similar thereto, if applicable, for purposes of any Indebtedness of the Loan Parties. 6.15 Anti-Corruption Laws. Conduct its business in compliance in all material respects with all applicable anti-corruption laws and maintain policies and procedures reasonably designed to promote and achieve compliance with such laws. 6.16 Further Assurances. Execute any further instruments and take such further action as the Administrative Agent reasonably deems necessary to perfect, protect, ensure the priority of or continue the Administrative Agent’s Lien on the Collateral or to effect the purposes of this Agreement. 6.17 Grants. Each Israeli Loan Party shall obtain the prior written consent of the Administrative Agent (acting at the direction of the Required Lenders) before receiving any new grants, funds or benefits, or filing for an application to receive funding from the IIA or the Investment Center or the Binational Industrial Research and Development Foundation or any other Governmental Authority. SECTION 7 NEGATIVE COVENANTS The Borrower hereby agrees that, at all times prior to the Discharge of Obligations, no Loan Party shall, nor shall any Loan Party permit any other Group Member (and, solely with respect to Sections 7.8, 7.15, 7.16 and 7.20, any other SPV Subsidiaries that are not Group Members) to, directly or indirectly: 7.1 Financial Covenants.

121 (a) First Lien Leverage Ratio. On the last day of any Test Period ending on or after the last day of the fiscal quarter ending on March 31, 2024, the Borrower shall not permit the Consolidated First Lien Leverage Ratio to be greater than the ratio set forth below for such Test Period: Test Period Ending Maximum Consolidated First Lien Leverage Ratio March 31, 2024 4.00:1.00 June 30, 2024 3.75:1.00 September 30, 2024 3.50:1.00 December 31, 2024 3.25:1.00 March 31, 2025 3.00:1.00 June 30, 2025 2.75:1.00 September 30, 2025 2.50:1.00 December 31, 2025 2.25:1.00 March 31, 2026 and each fiscal quarter of the Borrower thereafter 2.00:1.00 (b) Fixed Charge Coverage Ratio. On the last day of any Test Period ending on or after the last day of the fiscal quarter ending on June 30, 2024, the Borrower shall not permit the Fixed Charge Coverage Ratio to be less than the ratio set forth below for such Test Period: Test Period Ending Minimum Fixed Charge Coverage Ratio June 30, 2024 1.00:1.00 September 30, 2024 1.00:1.00 December 31, 2024 1.25:1.00 March 31, 2025 1.25:1.00 June 30, 2025 1.25:1.00 September 30, 2025 1.50:1.00 December 31, 2025 1.50:1.00 March 31, 2026 and each fiscal 1.60:1.00

122 quarter of the Borrower thereafter (c) Equity Cure. Notwithstanding anything to the contrary in this Agreement (including Section 8), the Borrower shall have the right (the “Cure Right”) at any time during any fiscal quarter or thereafter until the date that is 10 Business Days after the date on which financial statements for such fiscal quarter are required to be delivered pursuant to Section 6.1(a) or, for the first three fiscal quarters of each fiscal year, (b), as applicable, to issue Permitted Equity for cash or Cash Equivalents or otherwise receive cash or Cash Equivalent contributions in respect of Permitted Equity (the “Cure Amount”), and thereupon the Borrower’s compliance with Sections 7.1(a) and (b) shall be recalculated by increasing Consolidated Adjusted EBITDA (notwithstanding the absence of a related addback in the definition of “Consolidated Adjusted EBITDA”), solely for the purpose of determining compliance with Sections 7.1(a) and (b) as of the end of such fiscal quarter and for applicable subsequent periods that include such fiscal quarter, by an amount equal to the Cure Amount. If, after giving effect to the foregoing recalculation (but not, for the avoidance of doubt, except as expressly set forth below, taking into account any immediate repayment of Indebtedness in connection therewith), the requirements of Sections 7.1(a) and (b) would be satisfied, then the requirements of Sections 7.1(a) and (b) shall be deemed satisfied as of the end of the relevant fiscal quarter with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of Sections 7.1(a) or (b) that had occurred (or would have occurred) shall be deemed cured for the purposes of this Agreement. Notwithstanding anything herein to the contrary, (i) the Cure Right shall not be exercised in consecutive fiscal quarters, (ii) during the term of this Agreement, the Cure Right shall not be exercised more than five times, (iii) the Cure Amount shall be no greater than the amount required for the purpose of complying with Sections 7.1(a) and (b), (iv) upon the Administrative Agent’s receipt of a written notice from the Borrower that the Borrower intends to exercise the Cure Right (a “Notice of Intent to Cure”), until the 10th Business Day following the date on which financial statements for the fiscal quarter to which such Notice of Intent to Cure relates are required to be delivered pursuant to Section 6.1(a) or, for the first three fiscal quarters of each fiscal year, (b), as applicable, neither the Administrative Agent (nor any sub-agent therefor) nor any Lender shall exercise any right to accelerate the Loans or terminate the Revolving Commitments and none of the Administrative Agent (nor any sub-agent therefor) nor any Lender or Secured Party shall exercise any right to foreclose on or take possession of the Collateral or any other right or remedy under the Loan Documents, in each case solely on the basis of the relevant Event of Default under Sections 7.1(a) or (b), (v) during any Test Period in which any Cure Amount is included in the calculation of Consolidated Adjusted EBITDA as a result of any exercise of the Cure Right, such Cure Amount shall be (A) counted solely as an increase to Consolidated Adjusted EBITDA (and not as a reduction of any other Indebtedness (by netting or otherwise), except that, for any fiscal quarter after the fiscal quarter in which the Cure Right is exercised, any portion of the Cure Amount that is actually applied to repay Indebtedness may be taken into account as a reduction of such Indebtedness so repaid) for the purpose of determining compliance with Sections 7.1(a) and (b) and (B) disregarded for all other purposes, including the purpose of determining whether any financial ratio-based condition has been satisfied or the availability of any carve-out set forth in Section 7 of this Agreement and (vi) no Revolving Lender or Issuing Lender shall be required to make any Revolving Loan or issue any Letter of Credit hereunder if an Event of Default under Sections 7.1(a) or (b) exists during the 10 Business Day period during which the Borrower may exercise a Cure Right above unless and until the Cure Amount is actually received. (d) Tangible Book Value. On the last day of any Test Period ending on or after the last day of the fiscal quarter ending on March 31, 2024, the Borrower shall not permit the TBV Ratio to be less than the ratio set forth below for any such Test Period:

123 Fiscal Quarter Ending Minimum TBV Ratio March 31, 2024 1.50:1.00 June 30, 2024 1.50:1.00 September 30, 2024 1.50:1.00 December 31, 2024 1.50:1.00 March 31, 2025 1.50:1.00 June 30, 2025 1.50:1.00 September 30, 2025 2.00:1.00 December 31, 2025 2.00:1.00 March 31, 2026 and each fiscal quarter of the Borrower thereafter 2.25:1.00 (e) Unrestricted Cash Amount. During any Liquidity Computation Period, the Borrower shall not permit the amount of Unrestricted Cash Amount to be less than $100,000,000 for any day during such Liquidity Computation Period. (f) Darwin Homes Pagaya Parent will maintain no fewer than 7,500 single family homes under management through its Darwin business, tested as of the end of each fiscal quarter of Pagaya Parent starting with the fiscal quarter ending on June 30, 2024. 7.2 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except the following (and, in each case, any Permitted Refinancing Indebtedness in respect thereof): (a) Indebtedness existing on the Closing Date and set forth on Schedule 7.2 (other than intercompany Indebtedness refinanced with Indebtedness owed to a Person not affiliated with the Borrower or any Restricted Subsidiary); (b) Indebtedness created hereunder and under the other Loan Documents; (c) (i) Indebtedness of the Group Members pursuant to Swap Agreements that are not entered into for purposes of speculation, (ii) Indebtedness under any Cash Management Agreement entered into in the ordinary course of business and (iii) Indebtedness consisting solely of (x) cash collateralized letters of credit and deposits in connection with rent for leased real property in the ordinary course of business and (y) other amounts deposited in connection with an Investment permitted under Section 7.7, ordinary course or support obligations arising in the ordinary course of business or customer deposits and advance payments received in the ordinary course of business from customers for goods and services purchased in the ordinary course of business;

124 (d) Indebtedness owed to (including obligations in respect of letters of credit, bank guarantees, bankers’ acceptances or similar instruments for the benefit of) any Person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance to any Group Member, pursuant to reimbursement or indemnification obligations to such Person; (e) Indebtedness of the Borrower or any other Group Member to the Borrower or any other Group Member, to the extent permitted by Section 7.7; provided that (i) Indebtedness of any Loan Party to any Group Member that is not a Loan Party shall be subordinated to the Obligations pursuant to the Global Intercompany Note or otherwise on terms reasonably satisfactory to the Administrative Agent (at the direction of the Required Lenders), (ii) intercompany Indebtedness owing to any Loan Party shall be evidenced by the Global Intercompany Note and shall be pledged pursuant to the Guarantee and Collateral Agreement and (iii) Indebtedness of Group Members that are not Loan Parties owing to any Loan Party, together with any Investments by Loan Parties in Group Members that are not Loan Parties pursuant to Section 7.7(a)(A), Section 7.7(k) or Section 7.7(l) shall not exceed an aggregate amount equal to $10,000,000 (plus any return of capital actually received by the respective investors in respect of Investments previously made by them pursuant to Section 7.7(a)(A), Section 7.7(k) or Section 7.7(l)); (f) Indebtedness in respect of performance bonds, warranty bonds, bid bonds, appeal bonds, surety bonds and completion or performance guarantees and similar obligations, in each case provided in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business and Indebtedness arising out of advances on exports, advances on imports, advances on trade receivables, customer prepayments and similar transactions in the ordinary course of business and consistent with past practice; (g) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business or other cash management services in the ordinary course of business; (h) Indebtedness of a Group Member acquired after the Closing Date or a Person merged into or consolidated with any Group Member after the Closing Date and Indebtedness assumed in connection with the acquisition of assets, which Indebtedness, in each case, exists at the time of such acquisition, merger or consolidation and is not created in contemplation of such event and where such acquisition, merger or consolidation is permitted by this Agreement; provided that the aggregate principal amount of such Indebtedness at the time of, and after giving effect to, such acquisition, merger or consolidation or such assumption, as applicable (together with all other Indebtedness outstanding pursuant to Section 7.2(i) and the Remaining Present Value of outstanding leases permitted under Section 7.11), would not exceed $10,000,000; (i) Finance Lease Obligations, mortgage financings and purchase money Indebtedness incurred any Group Member prior to or within 270 days after the acquisition, lease or improvement of the respective asset permitted under this Agreement in order to finance such acquisition or improvement, in an aggregate principal amount that at the time of, and after giving effect to, the incurrence thereof (together with all other Indebtedness outstanding pursuant to Section 7.2(h) and the Remaining Present Value of leases permitted under Section 7.11) would not exceed $10,000,000; (j) Finance Lease Obligations incurred by any Group Member in respect of any Sale Leaseback Transaction that is permitted under Section 7.11. (k) [reserved];

125 (l) Guarantee Obligations (i) by the Loan Parties of Permitted Refinancing Indebtedness (ii) by any Loan Party of any Indebtedness of the Borrower or any Loan Party expressly permitted to be incurred under this Agreement, (iii) by any Group Member of Indebtedness otherwise expressly permitted hereunder of any Group Member that is not a Loan Party to the extent permitted by Section 7.7, and (iv) by any Group Member that is not a Loan Party of Indebtedness of another Group Member; (m) Indebtedness arising from agreements of any Group Member providing for indemnification, adjustment of purchase price, earn outs, Permitted Seller Debt, Earn-Out Obligations, deferred compensation, or other arrangements representing acquisition consideration or deferred payments of a similar nature or similar obligations and any DP Amount and Accrued DP Interest, in each case, incurred or assumed in connection with the acquisition or disposition of any business, assets or a Group Member, other than Guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or a Group Member for the purpose of financing such acquisition, in an aggregate amount at any time outstanding pursuant to this Section 7.2(m) not in excess of $10,000,000; (n) [reserved]; (o) Letters of credit, bankers’ acceptances and bank guarantees incurred in the ordinary course of business in an aggregate amount at any time outstanding pursuant to this Section 7.2(o) not in excess of $2,000,000; (p) Indebtedness in respect of Permitted Secured Financings, Limited Guarantees or Permitted Risk Retention Facilities provided that (i) no Event of Default shall have occurred and be continuing or would be caused by the incurrence of such Indebtedness and (ii) the advance rate with respect to Financing Assets financing by such Permitted Secured Financings does not fall below 60%, except that such minimum advance rate condition shall not apply to Permitted Secured Financings for which the Financing Assets secured thereby are solely comprised of fee receivables; (q) [reserved]; (r) [reserved]; (s) to the extent constituting Indebtedness, (i) obligations arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, in each case, incurred or assumed in connection with the disposition of Financing Assets or other loans and other mortgage- related receivables purchased or originated by the Borrower or any of its Subsidiaries arising in the ordinary course of business and (ii) any other reasonable and customary obligations under servicing agreements with loan servicers or sub-servicers; (t) Indebtedness arising out of or to fund purchases of all remaining outstanding asset-backed securities of any SPV Subsidiary for the purpose of relieving the Borrower or any of its Subsidiaries of the administrative expense of servicing such SPV Subsidiary; (u) [reserved]; (v) all premium (if any), interest (including post-petition interest and payment in kind interest), fees, expenses, charges and additional or contingent interest on obligations described in this Section 7.2;

126 (w) Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business; (x) [reserved]; (y) Indebtedness consisting of the financing of insurance premiums of any Group Member in the ordinary course of business; provided that such Indebtedness shall not be in excess of the amount of the unpaid cost of such insurance and any related interest costs; (z) Indebtedness in an aggregate principal amount not to exceed $10,000,000; (aa) unsecured Indebtedness in an aggregate principal amount not to exceed $30,000,000; and (bb) Indebtedness constituting Permitted Convertible Indebtedness. 7.3 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following: (a) Liens on property or assets of the Group Members existing on the Closing Date and set forth on Schedule 7.3 and Liens in connection with a Permitted Refinancing Indebtedness secured by such property or assets arising after the Closing Date on any property or asset that substitutes or replaces the property or asset that is the subject of Liens existing on the Closing Date and set forth on Schedule 7.3; (b) any Lien created under the Loan Documents; (c) any Lien on any property or asset of any Group Member; provided that (i) such Lien does not apply to any other property or assets of the Group Members not securing such Indebtedness at the date of the acquisition of such property or asset (other than after-acquired property subjected to a Lien securing Indebtedness and other obligations incurred prior to such date and which Indebtedness and other obligations are permitted hereunder that require a pledge of after-acquired property, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition), (ii) such Lien is not created in contemplation of or in connection with such acquisition and (iii) in the case of a Lien securing a Permitted Refinancing Indebtedness, such Lien is permitted in accordance with the definition thereof; (d) Liens for Taxes, assessments or other governmental charges or levies not yet delinquent or that are being contested in compliance with Section 6.4; (e) Liens imposed by law (including, without limitation, Liens in favor of customers for equipment under order or in respect of advances paid in connection therewith but excluding any Lien imposed by ERISA) such as landlord’s, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, construction or other like Liens arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or that are being contested in good faith by appropriate proceedings and in respect of which, if applicable, the Borrower or any other Group Member shall have set aside on its books reserves in accordance with GAAP; (f) (i) pledges and deposits made in the ordinary course of business in compliance with the Federal Employers Liability Act or any other workers’ compensation, unemployment insurance

127 and other social security laws or regulations under U.S. or foreign law and deposits securing liability to insurance carriers under insurance or self-insurance arrangements in respect of such obligations and (ii) pledges and deposits securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit, bankers’ acceptances or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to any Group Member; (g) deposits or Liens to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Finance Lease Obligations), bankers’ guarantees or acceptances (other than to support an obligation constituting Indebtedness), statutory obligations, surety and appeal bonds, performance and return of money bonds, warranty bonds, bids, leases, trade contracts, government contracts, completion or performance guarantees and other obligations of a like nature incurred in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business; (h) zoning restrictions, easements, trackage rights, leases (other than Finance Lease Obligations), licenses, special assessments, rights-of-way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business that do not render title unmarketable and that, in the aggregate, do not interfere in any material respect with the ordinary conduct of the business of the Group Members or would not reasonably be expected to result in a Material Adverse Effect; (i) purchase money security interests in equipment or other property or improvements thereto hereafter acquired (or, in the case of improvements, constructed) by any Group Member (including the interests of vendors and lessors under conditional sale and title retention agreements); provided that (i) such security interests secure Indebtedness permitted by Section 7.2(i) (including any Permitted Refinancing Indebtedness in respect thereof), (ii) such security interests are incurred, and the Indebtedness secured thereby is created, within 270 days after such acquisition (or construction), (iii) the Indebtedness secured thereby does not exceed 100% of the cost of such equipment or other property or improvements at the time of such acquisition (or construction), including transaction costs incurred by any Group Member in connection with such acquisition (or construction) and (iv) such security interests do not apply to any other property or assets of any Group Member (other than to accessions to such equipment or other property or improvements); provided further that individual financings of equipment provided by a single lender may be cross-collateralized to other financings of equipment provided solely by such lender; (j) Liens arising out of finance lease transactions permitted under Section 7.11, so long as such Liens attach only to the property sold and being leased in such transaction and any accessions thereto or proceeds thereof and related property; (k) Liens securing judgments that do not constitute an Event of Default under Section 8.1(h); (l) Liens with respect to property or assets of any Group Member with an aggregate fair market value (valued at the time of creation thereof) of not more than $5,000,000; provided that Liens permitted by this Section 7.3(l) shall not secure Indebtedness; (m) Liens disclosed by the title insurance policies (that were not granted in contemplation of this Agreement) and any replacement, extension or renewal of any such Lien; provided that such replacement, extension or renewal Lien shall not cover any property other than the property that was subject to such Lien prior to such replacement, extension or renewal; provided further that the

128 Indebtedness and other obligations secured by such replacement, extension or renewal Lien are permitted by this Agreement; (n) Liens securing obligations permitted under Section 7.2(p); (o) any interest or title of, or Liens created by, a lessor under any leases or subleases entered into by any Group Member, as tenant, in the ordinary course of business; (p) Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks not given in connection with the incurrence of Indebtedness, (ii) relating to pooled deposit or sweep accounts of any Group Member to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Group Members or (iii) relating to purchase orders and other agreements entered into with customers of any Group Member in the ordinary course of business; (q) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights; (r) Liens securing obligations in respect of trade-related letters of credit permitted under Section 7.3(f) and covering the goods (or the documents of title in respect of such goods) financed by such letters of credit and the proceeds and products thereof; (s) [reserved]; (t) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (u) [reserved]; (v) Liens upon specific items of inventory or other goods and proceeds of the Group Members securing such Person’s obligations in respect of bankers’ acceptances or guarantee issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods; (w) Liens solely on any cash earnest money deposits or other accounts in connection with any acquisition or Investment not otherwise prohibited or to secure any other obligation arising in the ordinary course of business; (x) Liens arising from precautionary Uniform Commercial Code financing statement filings entered into by any Group Member in the ordinary course of business, including (i) operating leases or consignment or bailee arrangements entered into in the ordinary course of business and (ii) the sale of receivables in the ordinary course of business for which a UCC financing statement or similar financing statement under applicable Requirements of Law is required; (y) Liens on insurance policies and proceeds thereof, or other deposits, to secure insurance premium financing arrangements in the ordinary course of business so long as any Indebtedness so secured shall not be in excess of the amount of the unpaid cost of such insurance and any related interest costs;

129 (z) Liens on the Collateral securing obligations in respect of cash management obligations and Swap Obligations and related transactions in the ordinary course of business; (aa) [reserved]; (bb) [reserved]; (cc) Liens securing obligations in respect of Permitted Refinancing Indebtedness (to the extent the Indebtedness being refinanced by such Permitted Refinancing Indebtedness was permitted to be secured pursuant to Loan Documents); (dd) [reserved]; (ee) Liens constituting cash collateral securing Indebtedness permitted under Section 7.2(o); provided that, the aggregate amount of cash collateral securing such Indebtedness shall not exceed 103% of the aggregate face amount of the letters of credit, bankers’ acceptances and bank guarantees issued and outstanding at such time pursuant to Section 7.2(o); (ff) [reserved]; (gg) [reserved]; (hh) (i) non-exclusive licenses of patents, trademarks, copyrights, and other Intellectual Property rights in the ordinary course of business and (ii) licenses of patents, trademarks, copyrights and other Intellectual Property rights between any Loan Parties; (ii) [reserved]; (jj) Liens securing Indebtedness permitted by Section 7.2(c)(iii) to the extent solely attaching to such assets securing such permitted Indebtedness; (kk) Liens on Capital Stock of joint ventures securing capital contributions to, or obligations of, such Persons and customary rights of first refusal and tag, drag and similar rights in joint venture agreements and agreements with respect to non-wholly-owned Subsidiaries; and (ll) Liens securing Indebtedness permitted under Section 7.2(z), which Liens may only be junior in priority to any Liens (subject to an Acceptable Intercreditor Agreement for any Indebtedness in excess of $1,000,000) on the applicable assets securing the Facility. 7.4 Fundamental Changes. Consummate any merger, consolidation, amalgamation, Division of or by a limited company, or an allocation of assets to a series of a limited liability company (or the unwinding of such Division or allocation), or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its property or business, except that: (a) (i) any Group Member that is not a Loan Party may be merged, amalgamated or consolidated with or into (A) any Loan Party (provided that a Loan Party shall be the continuing or surviving Person, or the continuing or surviving Person shall become a Loan Party substantially contemporaneous with such merger, amalgamation or consolidation) or (B) any Group Member that is not a Loan Party, and (ii) any Loan Party may be merged, amalgamated or consolidated with or into with any other Loan Party (provided that if such merger, amalgamation or consolidation involves either Pagaya

130 Parent or Pagaya US, Pagaya Parent or Pagaya US, as applicable, shall be the continuing or surviving Person (provided further that no such merger, amalgamation or consolidation with, into or between Pagaya Parent and Pagaya US shall occur whereby Pagaya US is not the surviving entity without the prior written consent of all Lenders); (b) (i) any Group Member that is not a Loan Party may Dispose of any or all of its assets (including upon voluntary liquidation, dissolution or otherwise) (A) to any other Group Member or (B) pursuant to a Disposition permitted by Section 7.5; and (ii) any Loan Party (other than the Borrower) may Dispose of any or all of its assets (including upon voluntary liquidation, dissolution or otherwise) (A) to any other Loan Party or (B) pursuant to a Disposition permitted by Section 7.5; and (c) any Investment expressly permitted by Section 7.7 may be structured as a merger, consolidation or amalgamation. 7.5 Disposition of Property. Dispose of any of its property, whether now owned or hereafter acquired, or, in the case of any Group Member other than the Borrower, issue or sell any shares of such Group Member’s Capital Stock to any Person, except: (a) Dispositions of obsolete or worn out property that is, in the reasonable judgement of Borrower, no longer economically practicable to maintain or useful in any material respect in the ordinary course of business of the Group Members; (b) Dispositions of Inventory in the ordinary course of business; (c) Dispositions permitted by Sections 7.4(b)(i)(A) and (b)(ii)(A); (d) the sale or issuance of the Capital Stock of a Subsidiary of Pagaya Parent (i) to the Borrower or any other Loan Party, or (ii) by a Group Member that is not a Loan Party to another Group Member that is not a Loan Party or (iii) in connection with any transaction that does not result in a Change of Control; (e) the use or transfer of money, cash or Cash Equivalents in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents; (f) the (i) non-exclusive licensing of patents, trademarks, copyrights, and other Intellectual Property rights in the ordinary course of business and (ii) licensing of patents, trademarks, copyrights, and other Intellectual Property rights customary for companies of similar size and in the same industry as Borrower which would not result in a legal transfer of title of such licensed Intellectual Property, but that may be exclusive in respects other than territory and that may be exclusive as to territory only as to discrete geographical areas outside of the United States or Israel; (g) the Disposition of property (i) from any Loan Party to any other Loan Party, (ii) from any Loan Party to any other Group Member that is not a Loan Party; provided that, in respect of clause (ii), (x)(A) such Disposition is for fair market value and the aggregate amount of all such Dispositions does not exceed $5,000,000 or (B) such Disposition shall be treated as an Investment and made in compliance with Section 7.7 and (y) such property is not Material Intellectual Property or the Capital Stock of any Group Member, and (iii) from any Group Member (which is not a Loan Party) to any other Group Member; (h) Dispositions of property subject to a Casualty Event;

131 (i) leases or subleases of real property; (j) the sale or discount without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof. (k) Dispositions of other property having a book value not to exceed $10,000,000 in the aggregate for any fiscal year of the Borrower so long as, at the time of any such Disposition, no Event of Default shall have occurred and be continuing or would result from such Disposition; (l) any abandonment, cancellation, non-renewal or discontinuance of use or maintenance of Intellectual Property (or rights relating thereto) of any Group Member that the Borrower determines in good faith is desirable in the conduct of its business, not materially disadvantageous to the interests of the Lenders and would not reasonably be expected to have a Material Adverse Effect; (m) Restricted Payments permitted by Section 7.6, Investments permitted by Section 7.7 and Liens permitted by Section 7.3; (n) Dispositions of Financing Assets to any Person in connection with any Investment permitted under Section 7.7 or otherwise in the ordinary course of business, in each case, in which the terms thereof in favor of a Loan Party shall be made in good faith on an arm’s length basis for fair value (as determined by the Borrower in good faith on such date); (o) any Foreign Subsidiary may issue Capital Stock to qualified directors where required by or to satisfy any applicable Requirement of Law, including any Requirement of Law with respect to ownership of Capital Stock in Foreign Subsidiaries; and (p) any Dispositions of property; provided that, (i) not less than 75% of the consideration payable to the Borrower and its Subsidiaries in connection with such Disposition is in the form of cash or Cash Equivalents; provided that (A) the amount of any Indebtedness that is assumed by the transferee of any such assets shall be deemed to be cash and (B) any Designated Non-Cash Consideration received by any Group Member in respect of the applicable Disposition having an aggregate fair market value (as determined by the Borrower in good faith on such date the Designated Non-Cash Consideration is received), not in excess of the Available Designated Non-Cash Consideration Amount at such time shall be deemed to be cash, (ii) the consideration payable to the Borrower and the Subsidiaries in connection with any such Disposition is equal to the fair market value of such property or, in the case of a disposition of Accounts, is otherwise reasonable (in each case, as determined by the Borrower in good faith) and (iii) such Disposition does not constitute all or substantially all of the assets of the Group Members, taken as a whole (this Section 7.5(p), the “General Dispositions Basket”); and (q) Dispositions of Investments in joint ventures to the extent required by, or made pursuant to, buy/sell arrangements between joint venture or similar parties set forth in the relevant joint venture arrangements and/or similar binding arrangements. 7.6 Restricted Payments. Make any voluntary payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to, any Subordinated Indebtedness, any junior lien Indebtedness or any unsecured Indebtedness for borrowed money, pursuant to bonds, notes, debentures, indentures, loan agreements or similar obligations (including, without limitation, any Permitted Convertible Indebtedness) or pursuant to any Guarantees relating thereto, in each case, to the extent the outstanding principal amount thereof is equal to or greater than $10,000,000 (unless permitted

132 by the applicable subordination or intercreditor provisions), declare or pay any dividend (other than dividends payable solely in Capital Stock (other than Disqualified Stock) of the Person making such dividend) on, or make any voluntary payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of any Group Member, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of any Group Member (collectively, “Restricted Payments”), except: (a) any Subsidiary of the Borrower that is a Group Member may declare and pay dividends to, repurchase its Capital Stock from or make other distributions to the Borrower or to any wholly owned Subsidiary of the Borrower that is a Group Member (or, in the case of non-wholly owned Subsidiaries that are Group Members, to the Borrower or any other Group Member that is a direct or indirect parent of such Subsidiary and to each other owner of Capital Stock of such Subsidiary on a pro rata basis (or more favorable basis from the perspective of the Borrower or such Subsidiary) based on their relative ownership interests); (b) any Group Member may pay dividends to the Borrower to permit the Borrower to (and the Borrower shall be permitted to) (i) pay corporate overhead expenses incurred in the ordinary course of business in any fiscal year and any Public Company Costs and (ii) pay any Taxes that are due and payable by the Borrower, including by the Borrower as part of a consolidated group (provided that no such overhead expenses or Taxes shall be deemed a Restricted Payment as a result of this clause (b)); (c) each Group Member may repurchase, redeem or otherwise acquire or retire (or make dividends or distributions to Pagaya Parent to finance any such repurchase, redemption or other acquisition or retirement) for value any Capital Stock of Pagaya Parent or any Subsidiary held by any current or former officer, director, consultant or employee of Pagaya Parent or any Subsidiary pursuant to any equity subscription agreement, equity grant agreement, stock option agreement, shareholders’, members’ or partnership agreement or similar agreement, plan or arrangement and Group Members may declare and pay dividends to the Borrower or any other Group Member the proceeds of which are used for such purpose so long as (x) no Event of Default shall have occurred and is continuing or would result therefrom, (y) the Borrower would, on a Pro Forma Basis giving effect thereto as if such Restricted Payment had been made at the beginning of the Test Period most recently-ended, be in compliance with the financial covenants set forth in Section 7.1 and (z) such repurchase, redemption or other acquisition or retirement is made in the ordinary course of business consistent with past practice; provided that the aggregate amount of such purchases, redemptions, acquisitions or retirements (other than in connection with facilitating employee tax events relating to vesting and distribution of incentive compensation) under this Section 7.6(c) shall not exceed in any fiscal year $10,000,000 (plus the amount of net proceeds (x) received by the Borrower during such fiscal year from sales of Qualified Equity Interests of Pagaya Parent to directors, consultants, officers or employees of any Group Member in connection with permitted employee compensation and incentive arrangements, in each case to the extent Not Otherwise Applied, and (y) of any key-man life insurance policies recorded during such fiscal year), which, if not used in any year, may be carried forward to the next subsequent fiscal year, with such unused basket only available to be used once the current year’s capacity for such Restricted Payments under this Section 7.6(c) has been exhausted; (d) non-cash repurchases of Capital Stock deemed to occur upon exercise of stock options or warrants if such Capital Stock represent a portion of the exercise price of such options or warrants, including repurchases of Capital Stock deemed to occur upon the withholding of a portion of the Capital Stock granted or awarded to a current or former officer, director, employee or consultant to pay for the Taxes payable by such Person upon such grant or award (or upon vesting thereof);

133 (e) (x) payments by any SPV Subsidiary to holders of Permitted Secured Financings or ownership interests of such SPV Subsidiary pursuant to the terms of such Permitted Secured Financing or (y) Restricted Payments to the holders of any Permitted Risk Retention Facility, the Borrower or any wholly owned Group Member of the Borrower, in the case of this clause (y) to the extent not prohibited by Section 7.21; (f) the Borrower may declare and pay Restricted Payments in an aggregate amount of up to 6.0% per calendar year of the net cash proceeds, in excess of $50,000,000 since the Closing Date, received by or contributed to the Borrower from any public offering of the Qualified Equity Interests of Pagaya Parent (or any direct or indirect parent thereof, to the extent such proceeds have been contributed as common equity to the capital of Pagaya Parent), in each case to the extent Not Otherwise Applied; provided that (i) no Default or Event of Default shall have occurred and is continuing or would result therefrom and (ii) the Borrower would, on a Pro Forma Basis giving effect thereto as if such Restricted Payment had been made at the beginning of the Test Period most recently-ended, be in compliance with the financial covenants set forth in Section 7.1; (g) the Borrower may declare and pay other Restricted Payments in an aggregate amount not to exceed the Available Amount; provided that, (i) no Default or Event of Default shall have occurred and is continuing or would result therefrom and (ii) with respect to the use of clause (a) of the Available Amount, (x) on a Pro Forma Basis giving effect thereto as if such Restricted Payment had been made at the beginning of the Test Period most recently-ended, the Consolidated First Lien Leverage Ratio is less than 2.00:1.00 and (y) the Borrower would, on a Pro Forma Basis giving effect thereto as if such Restricted Payment had been made at the beginning of the Test Period most recently-ended, be in compliance with the financial covenants set forth in Section 7.1; (h) the Group Members may make payments on Earn-Out Obligations, payments in respect of Permitted Seller Debt or DP Amounts (including any Accrued DP Interest) in connection with a Permitted Acquisition so long as (x) with respect to Permitted Seller Debt, any such payment is in compliance with the subordination terms applicable to such Permitted Seller Debt, (y) immediately before and immediately after giving effect to any payment, no Event of Default shall have occurred and be continuing and (z) immediately after giving effect to payment, the Borrower shall be in compliance with the covenants set forth in Section 7.1, calculated on a Pro Forma Basis to give effect to such payment; (i) each Group Member may purchase, redeem or otherwise acquire Capital Stock issued by it with the proceeds received from the substantially concurrent issue of new shares of its Capital Stock (other than Disqualified Stock); (j) Pagaya Parent may pay cash dividends to its stockholders within 60 days after the date of its declaration if such dividend could have been paid on the date of its declaration in compliance with this Section 7.6; (k) to the extent constituting a Restricted Payment, the repayment of Indebtedness from the proceeds of Permitted Refinancing Indebtedness in respect thereof; and (l) Restricted Payments in an aggregate amount not to exceed $5,000,000, so long as, immediately before and immediately after giving effect to any such Restricted Payment, no Event of Default shall have occurred and be continuing. Notwithstanding anything to the contrary contained herein, the Borrower may make any payments and/or deliveries required or permitted by the terms of, and otherwise perform its obligations

134 under, any Permitted Convertible Indebtedness (including, without limitation, making scheduled interest payments thereon, making of payments due upon redemption or optional or required repurchase or exchange thereof (including in any required repurchase thereof in connection with a “fundamental change”) and/or making payments and/or deliveries due upon conversion or exchange thereof, including, in each case, with the proceeds of any Permitted Refinancing Indebtedness in respect of such Permitted Convertible Indebtedness); provided that no Permitted Convertible Indebtedness may be redeemed, or purchased (including without limitation, on the open market), in cash, or exchanged into cash, in any case, prior to the earlier of (x) the date that the Obligations are paid in full in cash and (y) the later of (I) the latest Term Loan Maturity Date and (II) the latest Revolving Termination Date. 7.7 Investments. Make any advance, loan, extension of credit (by way of guarantee or otherwise) or capital contribution to, or purchase any Capital Stock, bonds, notes, debentures or other debt securities of, or any assets constituting a business unit of any Person (all of the foregoing, “Investments”), except: (a) Investments by (A) Loan Parties in Group Members that are not Loan Parties in an aggregate amount (valued at the time of the making thereof and without giving effect to any write- downs or write-offs thereof), together with Indebtedness of Group Members that are not Loan Parties owing to any Loan Party pursuant to Section 7.2(e) and any Investments by Loan Parties in Group Members that are not Loan Parties pursuant to Section 7.7(k) or Section 7.7(l), not to exceed in the aggregate, an amount equal to $10,000,000 (plus any return of capital actually received by the respective investors in respect of Investments previously made by them pursuant to this Section 7.7(a)(A), Section 7.7(k) or Section 7.7(l)), (B) Loan Parties in other Loan Parties and (C) Group Members that are not Loan Parties in any other Group Member; (b) Cash Equivalents and Investments that were Cash Equivalents when made; (c) [reserved]; (d) (i) loans and advances to employees, officers, consultants and directors of any Group Member in the ordinary course of business (excluding, for the avoidance of doubt, any loans made in connection with the ordinary course origination business of the Group Members) not to exceed $3,000,000 in the aggregate at any time outstanding (calculated without regard to write-downs or write- offs thereof) and (ii) advances of payroll payments and expenses to employees in the ordinary course of business and Investments in Group Members to fund payroll payments in the ordinary course of business; (e) accounts receivable arising and trade credit granted in the ordinary course of business and any securities received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss and any prepayments and other credits to suppliers made in the ordinary course of business; (f) Swap Agreements that are not entered into for purposes of speculation; (g) Investments existing on the Closing Date and set forth on Schedule 7.7; (h) Investments resulting from pledges and deposits made to secure the performance of leases, licenses or contracts in the ordinary course of business, and other deposits made in connection with the incurrence of Liens permitted under Section 7.3;

135 (i) Investments by any Group Member in an aggregate amount (valued at the time of the making thereof, and without giving effect to any write downs or write offs thereof) not to exceed the portion, if any, of the Available Amount on the date of such election that the Borrower elects to apply to this Section 7.7(i); provided that, (I) no Specified Event of Default shall have occurred and is continuing or would result therefrom and (II) with respect to the use of clause (a) of the Available Amount so long as, determined at the time such Investment is proposed to be made, (x) on a Pro Forma Basis giving effect thereto as if such Investment had been made at the beginning of the Test Period most recently-ended, the Consolidated First Lien Leverage Ratio is less than 2.50:1.00 and (y) the Borrower would, on a Pro Forma Basis giving effect thereto as if such Investment had been made at the beginning of the Test Period most recently-ended, be in compliance with the financial covenants set forth in Section 7.1; (j) Investments constituting Permitted Acquisitions; (k) Investments by any Group Member so long as (i) on a Pro Forma Basis giving effect thereto as if such Investment had been made at the beginning of the Test Period most recently- ended, the Consolidated First Lien Leverage Ratio is less than 2.50:1.00, (ii) no Event of Default shall have occurred and is continuing or would result therefrom, (iii) the Borrower would, on a Pro Forma Basis giving effect thereto as if such Investment had been made at the beginning of the Test Period most recently-ended, be in compliance with the financial covenants set forth in Section 7.1 and (iv) any such Investments by Loan Parties in Group Members that are not Loan Parties, together with Indebtedness of Group Members that are not Loan Parties owing to any Loan Party pursuant to Section 7.2(e) and any Investments by Loan Parties in Group Members that are not Loan Parties pursuant to Section 7.7(a)(A) or Section 7.7(l), not to exceed in the aggregate, an amount equal to $10,000,000 (plus any return of capital actually received by the respective investors in respect of Investments previously made by them pursuant to this Section 7.7(k), Section 7.7(a)(A) or Section 7.7(l)); (l) Investments in an aggregate amount at any time outstanding not to exceed $60,000,000 so long as no Event of Default shall have occurred and is continuing or would result therefrom and any such Investments by Loan Parties in Group Members that are not Loan Parties, together with Indebtedness of Group Members that are not Loan Parties owing to any Loan Party pursuant to Section 7.2(e) and any Investments by Loan Parties in Group Members that are not Loan Parties pursuant to Section 7.7(a)(A) or Section 7.7(k), not to exceed in the aggregate, an amount equal to $10,000,000 (plus any return of capital actually received by the respective investors in respect of Investments previously made by them pursuant to this Section 7.7(l), Section 7.7(a)(A) or Section 7.7(k)); (m) (i) Investments arising as a result of Permitted Secured Financings or Permitted Risk Retention Facilities, in each case, including repurchases of assets pursuant to repurchase agreements in respect thereof and (ii) so long as no Event of Default shall have occurred and is continuing or would result therefrom, Investments made with Financing Assets in Group Members or SPV Subsidiaries in connection with Permitted Risk Retention Facilities or Permitted Secured Financings (including, for the avoidance of doubt, Investments made by any Loan Party in any Group Member, so long as the proceeds of such Investment are solely and substantially contemporaneously used to purchase Financing Assets in connection with a Permitted Secured Financing); (n) [reserved]; (o) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with or judgments against, customers and suppliers, in each case in the ordinary course of business;

136 (p) Investments of a Group Member acquired after the Closing Date or of a Person merged into the Borrower or merged into or consolidated with another Group Member in accordance with Section 7.4 after the Closing Date to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger or consolidation and were in existence on the date of such acquisition, merger or consolidation and any modification, replacement, renewal or extension of any such Investment so long as no such modification, replacement, renewal or extension thereof increases the amount of such Investment except as otherwise permitted by this Section 7.7; (q) [reserved]; (r) Guarantee Obligations permitted by Section 7.2; (s) [reserved]; (t) Investments arising out of purchases of all remaining outstanding asset-backed securities of any SPV Subsidiary consistent with the terms of the related Permitted Secured Financing; (u) Investments by any Group Member in the form of loans extended to non- Affiliated borrowers in connection with any loan origination business of the Group Members in the ordinary course of business; (v) [reserved]; (w) so long as no Event of Default shall have occurred and is continuing or would result therefrom, Investments in Financing Assets in the ordinary course of business; (x) endorsements of negotiable instruments and documents in the ordinary course of business; (y) Investments in respect of accounts receivable, trade credit or advances to customers in the ordinary course of business; (z) [reserved]; (aa) [reserved]; (bb) Investments by any Loan Party in an SPV Subsidiary with Excess SPV Cash previously distributed to it by such SPV Subsidiary or otherwise in the ordinary course of business; (cc) [reserved]; (dd) [reserved]; (ee) the licensing of Intellectual Property (limited, in the case of Material Intellectual Property, to non-exclusive licenses with respect thereto) pursuant to joint marketing or joint venture arrangements with other Persons in the ordinary course of business and Investments made in joint ventures as required by, or made pursuant to, buy/sell arrangements between the joint venture parties set forth in joint venture agreements and similar binding arrangements in effect on the Closing Date or entered into after the Closing Date in the ordinary course of business;

137 (ff) Investments (i) made with the proceeds of a substantially contemporaneous issuance of Capital Stock (which is not Disqualified Stock) of the Borrower or (ii) the consideration for which is in the form of Capital Stock (which is not Disqualified Stock) of the Borrower that is issued as consideration for such Investment substantially contemporaneously with the making of such Investment; and (gg) Investments in the Borrower, any subsidiary, any SPV Subsidiary and/or any joint venture in connection with intercompany cash management arrangements and related activities in the ordinary course of business. For purposes of determining compliance with this Section 7.7, the amount of any Investment at any time shall be the amount of cash and the fair market value of other property actually invested (measured at the time made), without adjustment for subsequent changes in the value of such Investment, net of any return, whether a return of capital, interest, dividend or otherwise, with respect to such Investment (and, for the avoidance of doubt, utilization for baskets set forth in this Section 7.7 shall be deemed to be the amount of such Investment net of such returns). 7.8 Use of Proceeds. Use the proceeds of any Loan or extension of credit hereunder, whether directly or indirectly, and whether immediately, incidentally or ultimately, (a) to purchase or carry margin stock (within the meaning of Regulation U of the Board) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund Indebtedness originally incurred for such purpose, in each case in violation of, or for a purpose which violates, or would be inconsistent with, Regulations U or X of the Board; (b) to fund, in violation of any Sanctions, any activities of or business with any Sanctioned Person or in any Designated Jurisdiction, or in any other manner that will result in a violation by any individual or entity participating in the transaction, whether as Lender, arranger identified on the cover page hereof, Administrative Agent, Issuing Lender, Swingline Lender, or otherwise of Sanctions (or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity in violation of the foregoing); or (c) for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977 as amended, the UK Bribery Act 2010, or other similar legislation in other jurisdictions. 7.9 Transaction with Affiliates. Directly or indirectly, enter into or permit to exist any transaction or series of related transactions involving the payment of consideration in excess of $7,000,000, including any purchase, sale, lease or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than any other Loan Party) unless such transaction is (a)(i) otherwise permitted under this Agreement, (ii) in the ordinary course of business of the relevant Group Member and (iii) upon fair and reasonable terms no less favorable to the relevant Group Member than it would obtain in a comparable arm’s length transaction with a Person that is not an Affiliate (as determined by the Borrower in good faith), (b) a Restricted Payment permitted by Section 7.6, (c) reasonable and customary indemnification arrangements, employee benefits, compensation arrangements (including equity-based compensation and bonuses), and reimbursement of expenses of employees, consultants, officers, and directors, in each case, approved by the board of directors or management of the Borrower or its Subsidiaries or (d) approved by a majority of the disinterested members of the board of directors (or similar governing body) of Pagaya Parent at such time. 7.10 [Reserved]. 7.11 Sale Leaseback Transactions. Enter into any Sale and Leaseback Transaction; provided that a Sale and Leaseback Transaction shall be permitted so long as at the time the lease in connection

138 therewith is entered into, and after giving effect to the entering into of such lease, the Remaining Present Value of such lease (together with Indebtedness outstanding Section 7.2(h) and (i) and the Remaining Present Value of outstanding leases previously entered into under this Section 7.11) would not exceed $10,000,000. 7.12 Material Intellectual Property. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, cause any Disposition, Investment, Restricted Payment or otherwise of any Material Intellectual Property of any Loan Party to any Person that is not a Loan Party, except for non-exclusive licenses in the ordinary course of business. 7.13 Accounting Changes. Make any change in its (a) accounting policies or reporting practices, except as permitted under GAAP, or (b) fiscal year. 7.14 Negative Pledge Clauses. Enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of any Loan Party to create, incur, assume or suffer to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired, to secure its Obligations under the Loan Documents and any agreements governing any Permitted Refinancing Indebtedness in respect of the foregoing, to which it is a party, other than (a) this Agreement and the other Loan Documents, (b) any agreements governing any purchase money Liens or Finance Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby), (c) customary restrictions on the assignment of leases, licenses, joint venture agreements and other agreements, (d) any agreement in effect at the time any subsidiary becomes a Subsidiary of a Loan Party, so long as (i) any such prohibition contained in any such agreement applies solely with respect to the creation, incurrence, assumption or sufferance by such Subsidiary of a Lien upon Excluded Assets (other than with respect to Financing Assets), or (ii) such agreement was not entered into solely in contemplation of such Person becoming a Subsidiary or, in any such case, that is set forth in any agreement evidencing any amendments, restatements, supplements, modifications, extensions, renewals and replacements of the foregoing, so long as such amendment, restatement, supplement, modification, extension, renewal or replacement applies only to such Subsidiary and does not otherwise expand in any material respect the scope of any restriction or condition contained therein, and (e) any restriction pursuant to any document, agreement or instrument governing or relating to any Lien permitted under Sections 7.3 or any agreement or option to Dispose any asset of any Group Member, the Disposition of which is permitted by any other provision of this Agreement (in each case, provided that any such restriction relates only to the assets or property subject to such Lien or being Disposed and such Group Member). 7.15 Clauses Restricting Subsidiary Distributions. Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Group Member other than the Borrower (and with respect to subclauses (c)(vi) and (c)(vii) below, including any other SPV Subsidiary that is not a Group Member) to (a) make Restricted Payments in respect of any Capital Stock of such Group Member held by, or to pay any Indebtedness owed to, any other Group Member, (b) make loans or advances to, or other Investments in, any other Group Member, or (c) transfer any of its assets to any other Group Member, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents, (ii) any restrictions with respect to a Group Member imposed pursuant to an agreement that has been entered into in connection with a Disposition permitted hereby of all or substantially all of the Capital Stock or assets of such Group Member, (iii) customary restrictions on the assignment of leases, licenses, joint venture agreements and other agreements, (iv) restrictions of the nature referred to in clause (c) above under agreements governing purchase money liens or Finance Lease Obligations otherwise permitted hereby which restrictions are only effective against the assets financed thereby, (v) any agreement in effect at the time any subsidiary becomes a subsidiary of a

139 Loan Party, so long as such agreement applies only to such Subsidiary, was not entered into solely in contemplation of such Person becoming a Subsidiary or, in each case that is set forth in any agreement evidencing any amendments, restatements, supplements, modifications, extensions, renewals and replacements of the foregoing, so long as such amendment, restatement, supplement, modification, extension, renewal or replacement is not as a whole materially less favorable to such Subsidiary, (vi) restrictions on the transfer of any Financing Asset pending the close of any Permitted Risk Retention Facility or Permitted Secured Financing, (vii) restrictions on distributions pursuant to an SPV Subsidiary’s Permitted Secured Financing or other Contractual Obligations binding on such SPV Subsidiary or its assets (provided that such Contractual Obligations were not entered into in connection with, or in contemplation of such Permitted Secured Financing or hindering or prohibiting such distribution other than for a bona fide business purpose (as determined by the Borrower in good faith)), (viii) applicable law, (ix) provisions in joint venture agreements and other similar agreements (including equity holder agreements) relating to such joint venture or its members or entered into in the ordinary course of business or (x) any restriction pursuant to any document, agreement or instrument governing or relating to any Lien permitted under Sections 7.3 or any agreement or option to Dispose any asset of any Group Member, the Disposition of which is permitted by any other provision of this Agreements (provided that any such restriction relates only to the assets or property subject to such Lien or being Disposed). 7.16 Changes in Nature of Business. Enter into any business, substantially different from businesses of the type conducted by the Borrower and its Subsidiaries (taken as a whole) on the Closing Date and businesses reasonably related, ancillary, synergistic, complementary or incidental thereto and/or a reasonable extension, development or expansion of such businesses. 7.17 Organizational Agreements. Amend or permit any amendments to any Loan Party’s Operating Documents, if such amendment would reasonably be expected to be materially adverse to Administrative Agent or the Lenders. 7.18 Capitalized Software Expenditures. Permit Capitalized Software Expenditures to exceed $30,000,000 in any fiscal year of Pagaya Parent. 7.19 Amendments to Subordinated Indebtedness and Permitted Convertible Indebtedness. Amend, modify, supplement, waive compliance with, or consent to noncompliance with, any Subordinated Debt Document (if any) or any agreement, instrument or other document evidencing any Permitted Convertible Indebtedness, unless any such amendment, modification, supplement, waiver or consent (i) is not material and adverse to the Administrative Agent and the Lenders, and (ii) solely with respect to any Subordinated Debt Document, is in compliance with the subordination provisions therein and any subordination agreement with respect thereto in favor of the Administrative Agent and the Lenders. 7.20 Anti-Terrorism Laws. Conduct, deal in or engage in or permit any Affiliate or agent of any Loan Party within its control to conduct, deal in or engage in any of the following activities in violation of Sanctions: (a) conduct any business or engage in any transaction or dealing with any person blocked pursuant to Executive Order No. 13224 (a “Blocked Person”), including the making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person; (b) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224; or (c) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224 or the Patriot Act.

140 7.21 Risk Retention Financings. (a) During the continuation of any Event of Default, make any payment of principal, premium, interest or other amounts with respect to any Specified Risk Retention Financing except (x) directly or indirectly from the proceeds of the Financing Assets securing such Permitted Risk Retention Financing (or, for the avoidance of doubt, by delivering such Financial Assets in full or partial satisfaction of such payment obligations (such payments or delivery by the primary obligor under the Specified Risk Retention Financing, the “Permitted Payments”)), (y) as otherwise permitted by the applicable Risk Retention Payment Deferral Provisions and (z) from the proceeds of any Permitted Refinancing Indebtedness in the form of Permitted Risk Retention Financings that satisfy the requirements of this Section 7.21, to the extent applicable (clauses (x) through (z), the “Permitted RR Payments”). (b) For the purpose of the foregoing, the “Risk Retention Payment Deferral Provision” shall mean a provision included in or otherwise modifying an applicable Specified Risk Retention Financing (i) if the relevant Specified Risk Retention Financing is structured as a trust, providing that any payments required thereunder to be made by the applicable Loan Party guarantor thereunder in respect of the applicable guaranteed obligations under such Specified Risk Retention Financing shall be made solely to the securities account established at the trustee in respect of such Specified Risk Retention Financing (in its capacity as the securities intermediary thereunder, an “Account Bank”) and held in the name of such Loan Party guarantor (a “Guaranty Account”), which Guaranty Account shall be subject to a Control Agreement, (ii) providing that no “default” or “event of default” shall occur under such agreement as a result of the failure of any obligor to make a required payment thereunder (whether of principal, premium, interest or other amounts) from the cash or property of any Group Member during a Payment Deferral Period (as defined below), (iii) providing that upon the delivery by the Administrative Agent of a written notice of the occurrence of an Event of Default to the applicable trustee, agent, paying agent, certificate holder, repurchase agreement counterparty, beneficiary or other Person acting in an equivalent capacity or serving an equivalent function (the “Applicable RR Person”) under the applicable Specified Risk Retention Financings, a “Payment Deferral Period” ending on the applicable Payment Deferral Period Outside Date shall commence, during which payments of principal, premium, interest and other amounts under such Specified Risk Retention Financing shall be deferred (the “Payment Deferral Period”; provided that the Payment Deferral Period shall not end and shall instead be tolled at any time that the primary obligor under the Specified Risk Retention Financing or the applicable Loan Party guarantor thereunder is subject to an Insolvency Proceeding or if the Administrative Agent is stayed by any court order pursuant to which the Administrative Agent is effectively stayed from enforcing its rights and remedies with respect to the Collateral), (iv) requiring that during the applicable Payment Deferral Period the Applicable RR Person under such Specified Risk Retention Financing will, (x) in the case of a Specified Risk Retention Financing that is structured as a trust, remit to the applicable Guaranty Account amounts received by the Applicable RR Person as directed by the applicable Loan Party guarantor thereunder or (y) if such Specified Risk Retention Financing is not structured as a trust, remit to the Administrative Agent or into an account subject to a Control Agreement in favor of the Secured Parties amounts received by the Applicable RR Person as directed by the applicable Loan Party guarantor thereunder, in each case of clauses (x) and (y), other than Permitted RR Payments and (v) specifying that the Administrative Agent (on behalf of the Secured Parties, and together with their respective successors and assigns) will be deemed to be a third-party beneficiary of the applicable Risk Retention Payment Deferral Provisions as implemented in each applicable Specified Risk Retention Financing and will be permitted to enforce such provisions as against the applicable beneficiaries in its own name, all on terms reasonably satisfactory to the Administrative Agent (acting at the direction of the Required Lenders) (it being understood that the form of guaranty with respect to Specified Risk Retention Financings agreed to prior to the Closing Date among the

141 Administrative Borrower, the Administrative Agent and the Lenders shall be deemed satisfactory); provided that the Risk Retention Payment Deferral Provisions may provide that: (i) for the avoidance of doubt, Permitted RR Payments and any payments “in kind” made during an Event of Default by adding the amount thereof to the principal amount owed under such Specified Risk Retention Financing shall be permitted during a Payment Deferral Period; and (ii) in determining whether an Event of Default exists and is continuing for the purpose of any Risk Retention Payment Deferral Provision, any amendment following the effectiveness of the applicable Risk Retention Payment Deferral Provisions to any Loan Document that adds an express prohibition on payment of the applicable obligations under an applicable Specified Risk Retention Financing shall be disregarded (solely in respect of such Specified Risk Retention Financing) unless otherwise agreed to by one or more of the other parties to such Specified Risk Retention Financing. (c) Once effective, the Risk Retention Payment Deferral Provisions may not be amended, modified or waived without the consent of the Required Lenders. No financing documents relating to any Specified Risk Retention Financing may be amended, modified or waived, without the consent of the Required Lenders, (i) to add additional collateral or expand the types of collateral securing the guaranteed obligations or (ii) in a manner that is materially adverse to the Secured Parties. (d) Upon the occurrence and at any time during the continuation of any Event of Default, the Administrative Agent (at the direction of the Required Lenders) may deliver (i) a written notice to the Applicable RR Person and the applicable Loan Party guarantor notifying them that a Payment Deferral Period has commenced and specifying which category of Event of Default, as set forth in the definition of Payment Deferral Period Outside Date, has given rise to such Payment Deferral Period and/or (ii) if applicable, a notice of control to the applicable Account Bank under the applicable Control Agreement governing the applicable Guaranty Account and thereupon control over such Guaranty Account will be shifted to the Administrative Agent and any sweeps to the applicable certificate account from such Guaranty Account will cease. Upon the cure or waiver in accordance with this Agreement of any Event of Default that triggered a Payment Deferral Period, the Administrative Agent shall, and is hereby directed by the Lenders to, promptly deliver written notice to such Applicable RR Person (i) that the Event of Default that triggered the Payment Deferral Period has been cured or waived and (ii) confirming that as a result of such waiver or cure, the applicable Payment Deferral Period (but not any other Payment Deferral Period that may then be in effect) has ended (whereupon, in the case of this clause (ii), such Payment Deferral Period (but not any other Payment Deferral Period that may then be in effect) shall end in accordance with the procedures set forth in the applicable Specified Risk Retention Financing. Upon the occurrence of the Payment Deferral Outside Date with respect to any Payment Deferral Period, the Administrative Agent shall, and is hereby directed by the Lenders to, (i) promptly deliver written notice to such Applicable RR Person that the Payment Deferral Outside Date with respect to such Payment Deferral Period has occurred (whereupon the applicable Payment Deferral Period (but for the avoidance of doubt not any other Payment Deferral Period that may then be in effect) shall end in accordance with the procedures set forth in the applicable Specified Risk Retention Financing and (ii) if applicable, substantially concurrently with the delivery of any such written notice, deliver a notice to the applicable Account Bank releasing control over the applicable Guaranty Account back to the applicable Loan Party guarantor (whereupon, for the avoidance of doubt, any sweeps to the applicable certificate account from the applicable Guaranty Account may resume). To the extent a Payment Deferral Period Outside Date has occurred and the Administrative Agent has not sent written notice in accordance with the immediately preceding sentence after written request by the Administrative Borrower, the

142 Administrative Borrower may deliver (i) a written notice to an Applicable RR Person stating that the applicable Payment Deferral Period has ended and (ii) a written notice to the applicable Account Bank that control over the applicable Guaranty Account shall revert to the applicable Loan Party guarantor (whereupon, for the avoidance of doubt, any automatic sweeps to the applicable certificate account from the applicable Guaranty Account may resume). Notwithstanding anything to the contrary contained herein, nothing herein or in the applicable Specified Risk Retention Financing shall limit the right of the Administrative Agent (at the direction of the Required Lenders) to deliver one or more additional notices of payment deferral (and the commencement of one or more additional Payment Deferral Periods), to the extent (i) an additional Event of Default occurs and is continuing after the completion of a prior Payment Deferral Period (whether or not another Payment Deferral Period is then in effect) or (ii) an additional Event of Default occurs and is continuing prior to the completion of any then applicable Payment Deferral Period; provided that, in the case of this clause (ii), in no event shall any combination of ongoing or overlapping Payment Deferral Periods exceed a period of 365 consecutive days (excluding any Payment Deferral Periods resulting from the occurrence of a Specified Event of Default which shall only end upon the occurrence of the applicable Payment Deferral Period Outside Date). (e) If at any time during a Payment Deferral Period, the applicable trustee, agent, paying agent, certificate holder, repurchase agreement counterparty, beneficiary or other Person acting in an equivalent capacity or serving an equivalent function under any Specified Risk Retention Financing receives any payment that is not a Permitted Payment, the applicable Loan Party guarantor shall, within one Business Day of making such non-Permitted Payment, deliver a written direction letter to such trustee, agent, paying agent, certificate holder, repurchase agreement counterparty, beneficiary or other Person directing it to remit an amount equal to 100% of such payment to the applicable Guaranty Account within the period provided in the applicable trust agreement. (f) Notwithstanding anything to the contrary in this Section 7.21, amounts due under the applicable fee, expense reimbursement and indemnification provisions of any Specified Risk Retention Financing in favor of, and solely for the benefit of, the payment agent, trustee, tax agent or other similar service provider thereunder shall be permitted during a Payment Deferral Period or otherwise in accordance with the terms thereof. SECTION 8 EVENTS OF DEFAULT 8.1 Events of Default. The occurrence of any of the following shall constitute an Event of Default: (a) the Borrower shall fail to pay any amount of principal of any Loan when due in accordance with the terms hereof; or the Borrower shall fail to pay any amount of interest on any Loan, or any other amount payable hereunder or under any other Loan Document, within five (5) Business Days after any such interest or other amount becomes due in accordance with the terms hereof; or (b) any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall be incorrect or misleading in any material respect when made or deemed made and, to the extent capable of being cured, shall remain untrue for a period of 30 days after being made or deemed made; or

143 (c) (i) any Loan Party shall default in the observance or performance of any agreement contained in Section 5.3, Section 6.5 (as it applies to the preservation of the existence of the Borrower), Section 6.8(a), Section 6.13 or Section 7; provided that, notwithstanding this clause (c), it is understood and agreed that any breach of (x) Section 7.1(f), shall continue unremedied for 60 days after the end of the relevant fiscal quarter and (y) Sections 7.1(a) or (b) is subject to cure as provided in Section 7.1(c), and no Event of Default shall arise under Sections 7.1(a) or (b) until the 10th Business Day after the day on which financial statements are required to be delivered for the relevant Fiscal Quarter under Section 6.1(a) or (b), as applicable, and then only to the extent the Cure Amount has not been received on or prior to such date or (ii) any Loan Party shall default in the performance of Section 6.1, Section 6.2(a)(ii), Section 6.2(b) or Section 6.2(f) and such default shall continue unremedied for a period of five (5) Business Days from a Responsible Officer of the Borrower having knowledge thereof; or (d) any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of thirty (30) days from a Responsible Officer of the Borrower having knowledge thereof; or (e) any Group Member or SPV Subsidiary shall (i) default in making any payment of any principal of any Indebtedness (including, without limitation, any Indebtedness under any Permitted Risk Retention Facility and any Guarantee Obligation (including, without limitation, relating to any Permitted Risk Retention Facility), but excluding the Loans) on the scheduled or original due date with respect thereto (taking into account all applicable extension or grace periods); (ii) default in making any payment of any interest, fees, costs or expenses on any such Indebtedness (other than the Loans) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; (iii) default in making any payment or delivery under any such Indebtedness (other than the Loans) constituting a Swap Agreement beyond the period of grace, if any, provided in such Swap Agreement; or (iv) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist), in each case beyond the applicable notice period and grace period, if any, the effect of which default or other event or condition is to (1) cause, or to permit the holder or beneficiary of, or, in the case of any such Indebtedness constituting a Swap Agreement, counterparty under, such Indebtedness (or a trustee or agent on behalf of such holder, beneficiary, or counterparty) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable or (in the case of any such Indebtedness constituting a Swap Agreement) to be terminated, or (2) to cause, with the giving of notice if required and beyond any grace period, any Group Member or other SPV Subsidiary to purchase, redeem, mandatorily prepay or make an offer to purchase, redeem or mandatorily prepay such Indebtedness prior to its stated maturity (provided that this clause (iv) shall not apply to (x) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property securing such Indebtedness if such sale or transfer is permitted hereunder or (y)(A) any redemption, repurchase, conversion, exchange or settlement with respect to any debt securities or other Indebtedness (including Permitted Convertible Indebtedness), the terms of which provide for conversion into, or exchange for, Capital Stock, cash in lieu thereof or a combination of Equity Interests and cash pursuant to its terms (in the case of any such conversion into, or exchange for, cash, if such conversion into, or exchange for, cash is permitted hereunder) or (B) the occurrence of any event or condition that permits a holder to require any of the foregoing actions described in sub-clause (y)(A) above, in each case, unless such redemption, repurchase, conversion, exchange or settlement, or such event or condition, results from an event of default thereunder beyond the applicable notice period and grace period, if any); provided that, a default, event or condition described in clauses (i), (ii), (iii), or (iv)

144 of this Section 8.1(e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in any of clauses (i), (ii), (iii), or (iv) of this Section 8.1(e) shall have occurred with respect to Indebtedness, the outstanding principal amount (and, in the case of Swap Agreements, other than Specified Swap Agreements, the Swap Termination Value) of which, individually or in the aggregate for all such Indebtedness, exceeds the Threshold Amount. (f) (i) any Group Member (other than an Immaterial Subsidiary) or other SPV Subsidiary shall commence any case, proceeding or other action (a) under any Debtor Relief Law seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (b) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Group Member (other than an Immaterial Subsidiary) or other SPV Subsidiary shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Group Member (other than an Immaterial Subsidiary) or other SPV Subsidiary any case, proceeding or other action of a nature referred to in clause (i) above that (x) results in the entry of an order for relief or any such adjudication or appointment or (y) remains undismissed, undischarged or unbonded for a period of sixty (60) days (provided that, during such sixty (60) day period, no Loan shall be advanced or Letters of Credit issued hereunder); or (iii) there shall be commenced against any Group Member (other than an Immaterial Subsidiary) or other SPV Subsidiary any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof (provided that, during such sixty (60) day period, no Loan shall be advanced or Letters of Credit issued hereunder); or (iv) any Group Member (other than an Immaterial Subsidiary) or other SPV Subsidiary shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or (g) there shall occur one or more ERISA Events which individually or in the aggregate results in or could reasonably be expected to result in a Material Adverse Effect; or (h) there is entered against any Group Member (other than an Immaterial Subsidiary) or other SPV Subsidiary (i) one or more final judgments or orders for the payment of money involving in the aggregate a liability (to the extent not paid or covered by insurance as to which the relevant insurance company has not denied coverage) in excess of the Threshold Amount, or (ii) one or more non-monetary final judgments that have, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) all such judgments or decrees shall not have been paid, vacated, discharged, stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (i) any of the Security Documents (other than those set forth in clause (b) of the definition thereof) shall cease, for any reason, to be in full force and effect, or any Loan Party shall so assert in writing, or any Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby (other than (x) pursuant to the terms thereof, (y) due to the gross negligence, willful misconduct or bad faith of any Secured Party, as determined in a final and nonappealable judgment by a court of competent jurisdiction or (z) except in the case of Collateral consisting of real property to the extent such losses are covered by a lender’s title insurance policy and such insurer has not denied coverage); or

145 (j) the guarantee contained in Section 2 of the Guarantee and Collateral Agreement shall cease, for any reason, to be in full force and effect (except as otherwise permitted pursuant to the terms of the Loan Documents) or any Loan Party shall so assert; or (k) a Change of Control shall occur; or (l) [reserved]; or (m) [reserved]; or (n) any Loan Document (including the subordination provisions of any subordination agreement or intercreditor agreement governing Subordinated Indebtedness) not otherwise referenced in Section 8.1(i) or (j), at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or the Discharge of Obligations, ceases to be in full force and effect; or any Loan Party or any other Person contests in writing in any manner the validity or enforceability of any Loan Document; or any Loan Party denies that it has any liability or obligation under any Loan Document to which it is a party, or purports to revoke, terminate or rescind any such Loan Document. If notice of any enforcement action is required to be given to the Loan Parties, such notice of an Event of Default, solely for the purposes of any Israeli Lender shall be deemed the notice required under the provisions of the Israeli Banking Law (Service to Customers) 5741-1981 (if required) and any relevant grace period shall be deemed to be the period required by such law and shall not be in addition to any such grace periods otherwise provided herein. Upon any such exercise of the remedies set forth in Section 8.2 below, for the purposes of any Israeli Lender, the Administrative Agent shall hold any funds received for such Israeli Lender until such grace period shall have expired before applying such funds in accordance with Section 8.3 for such Israeli Lender. 8.2 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions: (a) if such event is an Event of Default specified in Section 8.1(k) or clause (i) or (ii) of paragraph (f) of Section 8.1 with respect to a Loan Party, the Commitments shall immediately terminate automatically and the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents shall automatically immediately become due and payable, (b) if such event is any other Event of Default, any of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Administrative Borrower declare the Revolving Commitments, the Swingline Commitments and the L/C Commitments to be terminated forthwith, whereupon the Revolving Commitments, the Swingline Commitments and the L/C Commitments shall immediately terminate; (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Administrative Borrower, declare the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable; and (iii) the Administrative Agent may exercise on behalf of itself, the Lenders and the Issuing Lender all rights and remedies available to it, the Lenders and the Issuing Lender under the Loan Documents, and

146 (c) exercise all rights and remedies available to any Secured Party under the Loan Documents or at law or equity, including all remedies provided under the UCC or any applicable law (including disposal of the Collateral pursuant to the terms thereof) or any other applicable law, including realization of securities and the exercise of all of Secured Party’s rights and remedies with respect to the Debentures. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the Borrower shall Cash Collateralize an amount equal to 102% of the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts so Cash Collateralized shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other Obligations of the Borrower hereunder and under the other Loan Documents in accordance with Section 8.3. After all such Letters of Credit shall have been terminated, expired or fully drawn upon, as applicable, and all amounts drawn under any such Letters of Credit shall have been reimbursed in full and all other Obligations of the Borrower and the other Loan Parties shall have been paid in full, the balance, if any, of the funds having been so Cash Collateralized shall be returned to the Borrower (or such other Person as may be lawfully entitled thereto). Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived by the Borrower. 8.3 Application of Funds. After the exercise of remedies provided for in Section 8.2 (or after the Loans have automatically become immediately due and payable as set forth in Section 8.2(a)), any amounts received by the Administrative Agent on account of the Obligations shall be applied by the Administrative Agent, subject to applicable law, in the following order: First, to the payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest but including any Collateral- Related Expenses, fees, charges and disbursements of counsel to the Administrative Agent required to be paid by the Borrower hereunder and amounts payable under Sections 2.16, 2.17 and 2.18 (including interest thereon)), payable to the Administrative Agent, in its capacity as such; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest, and Letter of Credit Fees) payable to the Lenders, the Issuing Lender ((including any Letter of Credit Fronting Fees and Issuing Lender Fees), and any Qualified Counterparty and any applicable Cash Management Bank (in its respective capacity as a provider of Cash Management Services), and the reasonable and documented out-of-pocket fees, charges and disbursements of counsel to the respective Lenders and the Issuing Lender, and amounts payable under Sections 2.16, 2.17 and 2.18), in each case, ratably among them in proportion to the respective amounts described in this clause Second payable to them; Third, to the extent that the Swingline Lender has advanced any Swingline Loans that have not been refunded by each Lender’s Swingline Participation Amount, payment to the Swingline Lender of that portion of the Obligations constituting the unpaid principal of and interest upon the Swingline Loans advanced by the Swingline Lender; Fourth, to the payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest in respect of any Cash Management Services provided by a Cash Management Bank and on the Loans and L/C Disbursements which have not yet been converted into Revolving Loans, and to payment of premiums and other fees (including any

147 interest thereon) under any Specified Swap Agreements and any Specified Cash Management Agreements, in each case, ratably among the Lenders, any applicable Cash Management Bank (in its respective capacity as a provider of such Cash Management Services), and any Qualified Counterparties, in each case, ratably among them in proportion to the respective amounts described in this clause Fourth payable to them; Fifth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, L/C Disbursements which have not yet been converted into Revolving Loans, and settlement amounts, payment amounts and other termination payment obligations under any Specified Swap Agreements and Specified Cash Management Agreements, in each case, ratably among the Lenders, any applicable Cash Management Bank (in its respective capacity as a provider of such Cash Management Services), and any applicable Qualified Counterparties, in each case, ratably among them in proportion to the respective amounts described in this clause Fifth and payable to them; Sixth, to the Administrative Agent for the account of the Issuing Lender, to Cash Collateralize that portion of the L/C Exposure comprised of the aggregate undrawn Dollar Equivalent amount of Letters of Credit pursuant to Section 3.10; Seventh, for the account of any applicable Qualified Counterparty and any applicable Cash Management Bank, to any settlement amounts, payment amounts and other termination payment obligations under any Specified Swap Agreements and Specified Cash Management Agreements not paid pursuant to clause Fifth and to Cash Collateralize Obligations arising under any then outstanding Specified Swap Agreements and Specified Cash Management Agreements, in each case, ratably among them in proportion to the respective amounts described in this clause Seventh payable to them; Eighth, to the payment of all other Obligations of the Loan Parties that are then due and payable to the Administrative Agent and the other Secured Parties on such date, in each case, ratably among them in proportion to the respective aggregate amounts of all such Obligations described in this clause Eight and payable to them; and Last, the balance, if any, after the Discharge of Obligations, to the Borrower or as otherwise required by applicable law. Subject to Sections 2.21(a), 3.4, 3.5 and 3.10, amounts used to Cash Collateralize the aggregate undrawn Dollar Equivalent amount of Letters of Credit pursuant to clause Sixth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral for Letters of Credit after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. Notwithstanding the foregoing, no Excluded Swap Obligation of any Guarantor shall be paid with amounts received from such Guarantor or from any Collateral in which such Guarantor has granted to the Administrative Agent a Lien (for the benefit of the Secured Parties) pursuant to the Guarantee and Collateral Agreement and the Debentures; provided, however, that each party to this Agreement hereby acknowledges and agrees that appropriate adjustments shall be made by the Administrative Agent (which adjustments shall be controlling in the absence of manifest error) with respect to payments received from other Loan Parties to preserve the allocation of such payments to the satisfaction of the Obligations in the order otherwise contemplated in this Section 8.3.

148 Notwithstanding the foregoing, Obligations arising under Specified Cash Management Agreements or Specified Swap Agreements shall be excluded from the application of payments described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may reasonably request, from the applicable Qualified Counterparty or Cash Management Bank, as the case may be. Each Qualified Counterparty or Cash Management Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Section 9 for itself and its Affiliates as if a “Lender” party hereto and shall be deemed to have expressly agreed to the terms of this Section 8.3. SECTION 9 THE ADMINISTRATIVE AGENT 9.1 Appointment and Authority. (a) Each of the Lenders hereby irrevocably appoints Acquiom Agency Services LLC to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. (b) The provisions of Section 9 are solely for the benefit of the Administrative Agent, the Lenders, the Issuing Lender, and the Swingline Lender, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions (except as set forth in Sections 9.9 and 9.10). Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or obligations, except those expressly set forth herein and in the other Loan Documents, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. (c) The Administrative Agent shall also act as the collateral agent under the Loan Documents, and each of the Lenders (in their respective capacities as a Lender and, as applicable, Issuing Lender, Qualified Counterparty and provider of Cash Management Services as a Cash Management Bank) hereby irrevocably (i) authorizes the Administrative Agent to enter into all other Loan Documents, as applicable, including the Guarantee and Collateral Agreement and the Debentures and any subordination or intercreditor agreements that is satisfactory to the Required Lenders, and (ii) appoints and authorizes the Administrative Agent to act as the agent of the Secured Parties for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. The Administrative Agent, as collateral agent and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.2 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of this Section 9 and Section 10 (including Section 9.7, as though such co- agents, sub-agents and attorneys-in-fact were the collateral agent under the Loan Documents) as if set

149 forth in full herein with respect thereto, and all references to the Administrative Agent in this Section 9 shall, where applicable, be read as including a reference to the Administrative Agent acting as the “collateral agent”. Without limiting the generality of the foregoing, the Administrative Agent is further authorized on behalf of all the Lenders, without the necessity of any notice to or further consent from the Lenders, from time to time to take any action, or permit the any co-agents, sub-agents and attorneys-in- fact appointed by the Administrative Agent to take any action, with respect to any Collateral or the Loan Documents which may be necessary to perfect and maintain perfected the Liens upon any Collateral granted pursuant to any Loan Document. 9.2 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub- agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Section shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Facilities provided for herein as well as activities as the Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub agents. 9.3 Exculpatory Provisions. The Administrative Agent shall have no duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder and thereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent shall not: (a) be subject to any fiduciary or other implied duties, regardless of whether any Default or any Event of Default has occurred and is continuing; (b) have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), as applicable; provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (c) except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and the Administrative Agent shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by any Person serving as the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 8.2 and 10.1), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by a final and nonappealable judgment.

150 The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Security Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Section 5.1, Section 5.2 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. The Administrative Agent shall not be required to inspect the properties, books or records of any Loan Party or any Affiliate thereof. The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Excluded Lenders. Without limiting the generality of the foregoing, the Agents shall not (a) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Excluded Lender or (b) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Excluded Lender. For the avoidance of doubt, the Administrative Agent shall not be obligated to calculate or confirm the calculations of any financial covenants set forth herein or the other Loan Documents or in any of the financial statements of the Loan Parties. In no event shall the Administrative Agent be liable for any failure or delay in the performance of its obligations under this Agreement or any related documents because of circumstances beyond such Agent’s control, including, but not limited to, a failure, termination, or suspension of a clearing house, securities depositary, settlement system or central payment system in any applicable part of the world or acts of God, flood, war (whether declared or undeclared), civil or military disturbances or hostilities, nuclear or natural catastrophes, political unrest, explosion, severe weather or accident, earthquake, terrorism, fire, riot, labor disturbances, strikes or work stoppages for any reason, embargo, government action, including any laws, ordinances, regulations or the like (whether domestic, federal, state, county or municipal or foreign) which delay, restrict or prohibit the providing of the services contemplated by this Agreement or any related documents, or the unavailability of communications or computer facilities, the failure of equipment or interruption of communications or computer facilities, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility, or any other causes beyond such Agent’s control whether or not of the same class or kind as specified above. Nothing in this Agreement or any other Loan Document shall require the Administrative Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder. The Administrative Agent shall not have any obligation for (a) perfecting, maintaining, monitoring, preserving or protecting the security interest or Lien granted under this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby; (b) the filing, re-filing, recording, re-recording, or continuing of any document, financing statement, mortgage, assignment, notice, instrument of further assurance, or other instrument in any public office at any time or times; or (c) providing, maintaining, monitoring, or preserving insurance on or the payment of taxes with respect to any Collateral.

151 9.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for any of the Loan Parties), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or such other number or percentage of Lenders as shall be provided for herein or in the other Loan Documents) as it deems appropriate, and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or such other number or percentage of Lenders as shall be provided for herein or in the other Loan Documents), and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and all future holders of the Loans. 9.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent has received notice in writing from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default.” In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders); provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action or refrain from taking such action with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders. 9.6 Non-Reliance on Administrative Agent and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys in fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of a Group Member or any Affiliate of a Group Member, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties, and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into, the business, operations, property, financial and other condition and creditworthiness of the Group Members and their Affiliates and made its own credit analysis and decision

152 to make its Loans hereunder and enter into this Agreement. Each Lender also agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties, and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, the other Loan Documents or any related agreement or any document furnished hereunder or thereunder, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Group Members and their Affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall have no duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Group Member or any Affiliate of a Group Member that may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys in fact or Affiliates. 9.7 Indemnification. Each of the Lenders agrees to indemnify each of the Administrative Agent, the Issuing Lender and the Swingline Lender and each of their respective Related Parties in its capacity as such (to the extent not reimbursed by the Borrower or any other Loan Party and without limiting the obligation of the Borrower or any other Loan Party to do so) according to its Aggregate Exposure Percentage in effect on the date on which indemnification is sought under this Section 9.7 (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, in accordance with its Aggregate Exposure Percentage immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against the Administrative Agent or such other Person in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent or such other Person under or in connection with any of the foregoing and any other amounts not reimbursed by the Borrower or such other Loan Party; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted primarily from the Administrative Agent’s or such other Person’s gross negligence or willful misconduct; provided that no action taken in accordance with the directions of the Required Lenders (or such other number or percentage of the Lenders as shall be required by the Loan Documents) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 9.7). In the case of any investigation, litigation or proceeding giving rise to any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, this Section 9.7 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its Aggregate Exposure Percentage in effect on the date on which reimbursement is sought under this Section 9.7 (or, if reimbursement is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, in accordance with its Aggregate Exposure Percentage immediately prior to such date) of any costs or reasonable and documented out-of-pocket expenses (including legal fees and expenses (to be limited to a single primary counsel for the Administrative Agent and, if applicable, of a single local counsel to the Administrative Agent in each relevant jurisdiction (which may include a single special counsel acting in multiple other jurisdictions)) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement,

153 any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower; provided that such reimbursement by the Lenders shall not affect the Borrower’s continuing reimbursement obligations with respect thereto; provided, further, that the failure of any Lender to indemnify or reimburse the Administrative Agent shall not relieve any other Lender of its obligation in respect thereof. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to such Lender from any source against any amount due to the Administrative Agent under this Section 9.7. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder. 9.8 Agent in Its Individual Capacity. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity, if applicable, as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include, if applicable, the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Group Members or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. 9.9 Successor Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders and the Administrative Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the consent of the Administrative Borrower (unless a Specified Event of Default has occurred and is continuing), to appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that in no event shall any such successor Administrative Agent be a Defaulting Lender or an Excluded Lender (unless such Lender was not an Excluded Lender at the time of the Trade Date of such Lender’s Assignment and Assumption). Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Administrative Borrower and such Person remove such Person as Administrative Agent and, with the consent of the Administrative Borrower (unless a Specified Event of Default has occurred and is continuing), appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral

154 security held by the Administrative Agent on behalf of the Secured Parties under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed and such collateral security is assigned to such successor Administrative Agent) and (ii) except for any indemnity or expense reimbursement payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity and expense reimbursement payments owed to the retiring or removed Administrative Agent), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of Section 9 and Section 10.5 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as the Administrative Agent (including while the Administrative Agent is continuing to hold collateral security in accordance with this Section 9.9). To the extent the retiring or removed Administrative Agent is holding cash, deposit account balances or other credit support as collateral for Cash Collateralized Obligations, the retiring or removed Administrative Agent shall at or reasonably promptly following the Resignation Effective Date cause such collateral to be transferred to the successor Administrative Agent (unless such Cash Collateralization is in respect of Obligations held or otherwise maintained by such Administrative Agent after such Administrative Agent’s resignation) or, if no successor Administrative Agent has been appointed and accepted such appointment, to the respective Issuing Lenders ratably according to the outstanding amount of Cash Collateralized Obligations issued by them, in each case to be held as collateral for such Cash Collateralized Obligations in accordance with this Agreement. 9.10 Collateral and Guaranty Matters. (a) Notwithstanding anything to the contrary in any other Loan Document, the Lenders irrevocably authorize and instruct the Administrative Agent to, and the Administrative Agent shall: (i) release or subordinate, as applicable, any Lien on any Collateral or other property granted to or held by the Administrative Agent under any Loan Document (A) upon the Discharge of Obligations, (B) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition, or any Collateral that becomes Excluded Assets, in each case, as permitted hereunder or under any other Loan Document, including the sale or other disposition or pledge of Financing Assets in connection with any Permitted Secured Financing, any Permitted Risk Retention Facility or other Collateral sold, disposed or pledged in connection with any similar asset based financing permitted under this Agreement, (C) to the extent necessary to permit consummation of any transaction permitted by this Agreement or (D) subject to Section 10.1, if approved, authorized or ratified in writing by the Required Lenders or, to the extent set forth herein, the Administrative Agent;

155 (ii) upon the Borrower’s request, subordinate any Lien on any Collateral or other property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.3(i); and (iii) release any Guarantor from its obligations under the Guarantee and Collateral Agreement if such Person (1) ceases to be a Group Member, (2) becomes an SPV Subsidiary or (3) becomes an Excluded Subsidiary, in each case, as a result of a transaction permitted under the Loan Documents; provided that the Guarantees of any Guarantor that becomes an Excluded Subsidiary as a result of such Guarantor no longer being a direct or indirect wholly-owned subsidiary of the Borrower will not be automatically released unless (1) such transaction is entered into for fair market value (as reasonably determined by the Borrower) with a bona-fide third party that is not an Affiliate of any Loan Party and, for the avoidance of doubt, not for the primary purpose of causing such release, (2) such Subsidiary does not (x) own or have an exclusive license of any Material Intellectual Property, (y) own any Capital Stock of any Person that owns or is the exclusive licensee of any Material Intellectual Property or (z) own any Capital Stock of any Loan Party and (3) both immediately before and immediately after such transaction, no Specified Event of Default has occurred and is continuing. Notwithstanding the foregoing, except as expressly set forth in Section 9.11(a)(i)(A) or (D), in no event shall this Section 9.10 require the Administrative Agent to release (i) the Liens securing the Obligations on any Material Intellectual Property or the Capital Stock of any Person that owns any Material Intellectual Property or (ii) any Guarantor from its obligations if such Guarantor owns any Material Intellectual Property or any Capital Stock of any Person that owns any Material Intellectual Property. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the guaranty pursuant to this Section 9.10. In each case as specified in this Section 9.10, the Administrative Agent will, at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request (and in form and substance reasonably satisfactory to the Administrative Agent (at the direction of the Required Lenders)) to evidence the release of such item of Collateral from the assignment and security interest granted under the applicable Loan Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Loan Documents, in each case in accordance with this Section 9.10; provided that the Borrower shall have in each case delivered to the Administrative Agent a certificate of the Borrower certifying that the release of such Guarantor or release or subordination of such Lien on Collateral, as applicable, is in compliance with the Loan Documents (and the Secured Parties hereby authorize the Administrative Agent to rely on such certificate in performing its obligations under this Section 9.10). (b) The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. (c) Notwithstanding anything contained in any Loan Document, no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any guaranty of the Obligations (including any such guaranty provided by the Guarantors pursuant to the Guarantee and Collateral Agreement), it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Administrative Agent on behalf of the Secured Parties in

156 accordance with the terms thereof; provided that, in no event shall a Secured Party be restricted hereunder from filing a proof of claim on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law or any other judicial proceeding. In the event of a foreclosure by the Administrative Agent on any of the Collateral pursuant to a public or private sale or other disposition, the Administrative Agent or any Secured Party may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition, and the Administrative Agent, as agent for and representative of such Secured Party (but not any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any Collateral payable by the Administrative Agent on behalf of the Secured Parties at such sale or other disposition. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the guarantees of the Obligations provided by the Loan Parties under the Guarantee and Collateral Agreement and the Debentures, to have agreed to the foregoing provisions. In furtherance of the foregoing, and not in limitation thereof, no Specified Swap Agreement and no Specified Cash Management Agreement, the Obligations under which constitute Obligations, will create (or be deemed to create) in favor of any Secured Party that is a party thereto any rights in connection with the management or release of any Collateral or of the Obligations of any Loan Party under any Loan Document except as expressly provided herein or in the Guarantee and Collateral Agreement. By accepting the benefits of the Collateral and of the guarantees of the Obligations provided by the Loan Parties under the Guarantee and Collateral Agreement and the Debentures, any Secured Party that is a Cash Management Bank or a Qualified Counterparty shall be deemed to have appointed the Administrative Agent to serve as administrative and collateral agent under the Loan Documents and to have agreed to be bound by the Loan Documents as a Secured Party thereunder, subject to the limitations set forth in this paragraph. 9.11 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or Obligation in respect of any Letter of Credit shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated), by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, Obligations in respect of any Letter of Credit and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.6 and 10.5) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.6 and 10.5.

157 Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding. 9.12 No Other Duties, etc. Anything herein to the contrary notwithstanding, any “Lead Arranger” or Person with a similar title hereof shall not have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as a Lender, the Issuing Lender or the Swingline Lender hereunder. 9.13 Cash Management Bank and Qualified Counterparty Reports. Each Cash Management Bank and each Qualified Counterparty agrees to furnish to the Administrative Agent, as frequently as the Administrative Agent may reasonably request, with a summary of all Obligations in respect of Cash Management Services and/or Specified Swap Agreements, as applicable, due or to become due to such Cash Management Bank or Qualified Counterparty, as applicable. In connection with any distributions to be made hereunder, the Administrative Agent shall be entitled to assume that no amounts are due to any Cash Management Bank or Qualified Counterparty (in its capacity as a Cash Management Bank or Qualified Counterparty and not in its capacity as a Lender) unless the Administrative Agent has received written notice thereof from such Cash Management Bank or Qualified Counterparty and if such notice is received, the Administrative Agent shall be entitled to assume that the only amounts due to such Cash Management Bank or Qualified Counterparty on account of Cash Management Services or Specified Swap Agreements are set forth in such notice. No Cash Management Bank or Qualified Counterparty that obtains the benefits of Section 8.3, the guarantee under the Guarantee and Collateral Agreement or any Collateral by virtue of the provisions hereof or any Loan Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Section 9 to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Cash Management Agreements and Specified Swap Agreements unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Qualified Counterparty, as the case may be. The Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Specified Cash Management Agreements and Specified Swap Agreements in the case of a Discharge of Obligations. 9.14 Recovery of Erroneous Payments. (a) If the Administrative Agent notifies a Lender, Issuing Lender, Swingline Lender or Secured Party, or any Person who has received funds on behalf of a Lender, Issuing Lender, Swingline Lender or Secured Party (any such Lender, Issuing Lender, Swingline Lender, Secured Party or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Issuing Lender, Swingline Lender, Secured Party or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such

158 Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Lender, Issuing Lender, Swingline Lender or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) use commercially reasonable efforts to promptly return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received) solely to the extent the Administrative Agent provides such notice to such Payment Recipient within thirty (30) days of the date such Payment Recipient received such funds. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Lender, Issuing Lender, Swingline Lender or Secured Party, or any Person who has received funds on behalf of a Lender, Issuing Lender, Swingline Lender or Secured Party, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender, Issuing Lender, Swingline Lender or Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case: (i) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Lender, Issuing Lender, Swingline Lender or Secured Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one (1) Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 9.14(b). (c) Each Lender, Issuing Lender, Swingline Lender or Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender, Issuing Lender, Swingline Lender or Secured Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender, Issuing Lender, Swingline Lender or Secured Party under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under the preceding clause (a) or under the indemnification provisions of this Agreement. (d) The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender, to the rights and interests of such Lender, as the case may be) under the Loan Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan

159 Party; provided that this Section 9.14 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower relative to the amount (or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, the immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower for the purpose of making such Erroneous Payment. (e) Notwithstanding anything to the contrary contained herein, and for the avoidance of doubt, in no event shall the occurrence of an Erroneous Payment (or any Erroneous Payment Subrogation Rights or other rights of the Administrative Agent in respect of an Erroneous Payment) result in the Administrative Agent becoming, or being deemed to be, a Lender hereunder or the holder of any Loans hereunder. (f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation any defense based on “discharge for value” or any similar doctrine. (g) Each party’s obligations, agreements and waivers under this Section 9.14 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, Swingline Lender or Issuing Lender, or the Discharge of Obligations. 9.15 Survival. This Section 9 shall survive the Discharge of Obligations. SECTION 10 MISCELLANEOUS 10.1 Amendments and Waivers. (a) Neither this Agreement, any other Loan Document (other than any L/C Related Document), nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 10.1. The Required Lenders and each Loan Party party to the relevant Loan Document may, with notice to the Administrative Agent, or, with the written consent of the Required Lenders, the Administrative Agent and each Loan Party party to the relevant Loan Document may, from time to time, (i) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (ii) waive, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided that no such waiver and no such amendment, supplement or modification shall (A) forgive the principal amount or extend the final scheduled date of maturity of any Loan, reduce the stated rate of any interest or fee payable hereunder (except that no amendment or modification of defined terms used in the financial covenants in this Agreement or waiver of any Default or Event of Default or the right to receive interest at the Default Rate shall constitute a reduction in the rate of interest or fees for purposes of this clause (A)) or forgive or extend the scheduled date of any payment thereof (including under Section 2.1(b)), or increase the amount or extend the expiration date of any Lender’s Revolving Commitment or

160 Term Loan Commitment, in each case, without the written consent of each Lender directly affected thereby (except that no waiver of any Overadvance repayment shall be considered such an extension); (B) change any of the provisions of this Section 10.1 or any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder (including, without limitation, by amending the definition of “Required Lenders”), without the written consent of each Lender; (C) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, without the written consent of each Lender, (D) release all or substantially all of the Collateral, without the written consent of all Lenders, (E) contractually subordinate the right of payment of the Obligations (including any guarantees thereof) or the Administrative Agent’s Lien on all or substantially all of the Collateral, in each case, to any other Indebtedness or other obligations in a manner that adversely affects any Lender without the written consent of each such Lender; provided however that any Liens permitted under this Agreement to be senior to the Obligations, any debtor-in- possession (or equivalent) financing or any use of Collateral in an insolvency proceeding, shall not be restricted by this clause (E), (F) release all or substantially all of the value of the guarantees (taken as a whole) of the Guarantors from their obligations under the Guarantee and Collateral Agreement, without the written consent of all Lenders; (G) amend, modify or waive the pro rata requirements of Section 2.15 or any other provision of the Loan Documents requiring pro rata treatment of the Lenders in a manner that adversely affects any Lender without the written consent of each such Lender, (H) amend or modify the application of payments set forth in Section 8.3 without the written consent of each affected Lender or (I) amend or modify the financial covenant set forth in Section 7.1(e) in a manner that is materially adverse to the Lenders without the written consent of each affected Lender; provided that (x) no such waiver and no such amendment shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, any Issuing Lender, L/C Lender or the Swingline Lender hereunder without the prior written consent of the Administrative Agent, such Issuing Lender, such L/C Lender or such Swingline Lender, as the case may be, and, to the extent such amendment affects the Lenders, the Required Lenders and (y) only the consent of the parties to the Agent Fee Letter shall be required to amend, modify, waive or supplement the terms thereof. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Administrative Agent, the Issuing Lender, each Cash Management Bank, each Qualified Counterparty, and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured during the period such waiver is effective; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. Notwithstanding the foregoing, the Issuing Lender may amend any of the L/C Related Documents without the consent of the Administrative Agent or any other Lender and the Issuing Lender, Administrative Agent and the Borrower may make customary technical amendments if any Letter of Credit shall be issued hereunder in a currency other than U.S. Dollars. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Revolving Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender. Notwithstanding anything in this Agreement or any other Loan Document to the contrary, any amendment or waiver that by its terms affects the rights or duties of Lenders holding Term Loans or Commitments of a particular class (but not the Lenders holding Term Loans or Commitments of any

161 other class) will require only the requisite percentage in interest of the affected class of Lenders that would be required to consent thereto if such class of Lenders were the only class of Lenders. (b) Notwithstanding anything to the contrary contained in Section 10.1(a) above, in the event that the Borrower requests that this Agreement or any of the other Loan Documents be amended or otherwise modified in a manner which would require the consent of all of the Lenders or all of the affected Lenders (in each case, including on a class basis) and such amendment or other modification is agreed to by the Borrower, the Required Lenders (or the Required Lenders of an applicable class) and the Administrative Agent, then, with the consent of the Administrative Borrower, the Administrative Agent and the Required Lenders, this Agreement or such other Loan Document may be amended without the consent of the Lender or Lenders who are unwilling to agree to such amendment or other modification (each, a “Minority Lender”), to provide for: (i) the termination of the Commitment of each such Minority Lender; (ii) the assumption of the Loans and Commitment of each such Minority Lender by one or more Replacement Lenders pursuant to the provisions of Section 2.20; and (iii) the payment of all interest, fees (including premium) and other obligations payable or accrued in favor of each Minority Lender and such other modifications to this Agreement or to such Loan Documents as the Administrative Borrower, the Administrative Agent and the Required Lenders may determine to be appropriate in connection therewith. (c) Notwithstanding any provision herein to the contrary, any Specified Cash Management Agreement and any Specified Swap Agreement may be amended or otherwise modified by the parties thereto in accordance with the terms thereof without the consent of the Administrative Agent or any Lender. (d) Notwithstanding any provision herein or in any other Loan Document to the contrary, no Cash Management Bank and no Qualified Counterparty shall have any voting or approval rights hereunder (or be deemed a Lender) solely by virtue of its status as the provider or holder of Cash Management Services or Specified Swap Agreements or Obligations owing thereunder, nor shall the consent of any such Cash Management Bank or Qualified Counterparty, as applicable, be required for any matter, other than in their capacities as Lenders, to the extent applicable. (e) Notwithstanding any other provision, no consent of any Lender (or other Secured Party other than the Administrative Agent) shall be required to effectuate any amendment to implement any Incremental Facility permitted by Section 2.23, any Extension permitted by Section 2.25 or as contemplated by Section 7.13. (f) If the Administrative Agent and the Borrower have jointly identified any ambiguity, mistake, defect, inconsistency, obvious error or any error or omission of a technical or administrative nature or any necessary or desirable technical change, in each case, in any provision of any Loan Document, then the Administrative Agent (at the direction of the Required Lenders) and the Borrower shall be permitted to amend such provision solely to address such matter as reasonably determined by them acting jointly without the input or consent of any other Lender, (g) Notwithstanding the foregoing, this Agreement may be amended:

162 (i) with the written consent of the Borrower and the Lenders providing the relevant Replacement Term Loans to permit the refinancing or replacement of all or any portion of the outstanding Term Loans under any applicable class (any such loans being refinanced or replaced, the “Replaced Term Loans”) with one or more replacement term loans hereunder (“Replacement Term Loans”) pursuant to a Refinancing Amendment; provided that: (A) the aggregate principal amount of any Replacement Term Loans shall not exceed the aggregate principal amount of the Replaced Term Loans (plus any additional amounts permitted to be incurred under Section 7.2 and, to the extent any such additional amounts are secured, the related Liens are permitted under Section 7.3 plus the amount of accrued interest, penalties and premium (including any tender premium) thereon, any committed but undrawn amount and underwriting discounts, fees (including upfront fees, original issue discount or initial yield payments), commissions and expenses associated therewith), (B) any Replacement Term Loans must have a final maturity date that is equal to or later than the final maturity date of, and have a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Replaced Term Loans at the time of the relevant refinancing, (C) any Replacement Term Loans may be pari passu or junior in right of payment and pari passu (without regard to the control of remedies) or junior with respect to the Collateral with the remaining portion of the Term Loans (provided that if pari passu or junior as to Collateral, such Replacement Term Loans shall be subject to an Acceptable Intercreditor Agreement and may, at the option of the Borrower, be documented in a separate agreement or agreements), or be unsecured, (D) if any Replacement Term Loans are secured, such Replacement Term Loans may not be secured by any assets other than the Collateral and if any Replacement Term Loans are guaranteed, such Replacement Term Loans may not be guaranteed by any Person other than one or more Loan Parties, (E) any Replacement Term Loans that are pari passu with the Term Loans will share ratably in right of mandatory and voluntary prepayments with the Term Loan Facility (unless the Lenders of such Replacement Term Loans agree to participate on a less than ratable basis), (F) any Replacement Term Loans shall have pricing (including interest, fees and premiums) and, subject to preceding clause (E), optional prepayment and redemption terms and, subject to preceding clause (B), an amortization schedule, as the Borrower and the lenders providing such Replacement Term Loans may agree, (G) the covenants and events of default of any Replacement Term Loans (excluding pricing, interest, fees, rate floors, premiums, optional prepayment or redemption terms, security and maturity, subject to preceding clauses (B) through (F)) shall be (i) substantially identical to, or (taken as a whole) not materially more favorable (as determined by the Borrower in good faith) to the lenders providing such Replacement Term Loans than, those applicable to the Replaced Term Loans (other than covenants or other provisions applicable only to periods after the latest maturity date of such Replaced Term Loans (in each case, as of the date of incurrence of such Replacement Term Loans)) or (ii) reasonably acceptable to the Administrative Agent (at the direction of the Required Lenders) (it being agreed that covenants and events of default of any Replacement Term Loans that are more favorable to the lenders or the agent of such Replacement Term Loans than those contained in the Loan Documents

163 and are then conformed (or added) to the Loan Documents pursuant to the applicable Refinancing Amendment shall thereafter be deemed acceptable to the Administrative Agent), and (H) each party hereto hereby agrees that, upon the effectiveness of any Refinancing Amendment, this Agreement shall be amended by the Borrower, the Administrative Agent and the lenders providing the relevant Replacement Term Loans to the extent (but only to the extent) necessary to reflect the existence and terms of such Replacement Term Loans, as applicable, incurred or implemented pursuant thereto (including any amendment necessary to treat the loans and commitments subject thereto as a separate “tranche” and “class” of Loans and/or commitments hereunder). It is understood that any Lender approached to provide all or a portion of any Replacement Term Loans may elect or decline, in its sole discretion, to provide such Replacement Term Loans. 10.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile or electronic mail), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three (3) Business Days after being deposited in the mail, postage prepaid, or, in the case of facsimile or electronic mail notice, when received, addressed as follows in the case of the Borrower and the Administrative Agent, and as set forth in an Administrative Questionnaire delivered to the Administrative Agent in the case of the Lenders, or to such other address as may be hereafter notified by the respective parties hereto: Borrower: Pagaya Technologies Ltd. 90 Park Avenue New York, NY 10016 Attention: Michael Kurlander E-Mail: michael.kurlander@pagaya.com with a copy (which shall not constitute notice) to: Davis Polk & Wardwell LLP 450 Lexington Ave New York, NY 10017 Attention: Jason Kyrwood and Yuko Sin E-Mail: jason.kyrwood@davispolk.com yuko.sin@davispolk.com

164 Administrative Agent: Acquiom Agency Services LLC 950 17th Street, Suite 1400 Denver, CO 80202 Attention: Jennifer Anderson/Loan Agency Team Email: loanagency@srsacquiom.com with a copy (that shall not constitute notice) to: Arnold & Porter Kaye Scholer LLP 250 West 55th Street New York, NY 10019-9710 Attention: Alan Glantz Telephone: 212-836-7253 Email: alan.glantz@arnoldporter.com provided that any notice, request or demand to or upon the Administrative Agent or the Lenders shall not be effective until received. (a) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications (including email and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender pursuant to Section 2 unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or any Loan Party may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an email address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return email or other written acknowledgment); and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its email address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. (b) Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. (c) (i) Each Loan Party agrees that (x) the Administrative Agent may, but shall not be obligated to, make the Communications (as defined below) available to the Issuing Lender and the other Lenders by posting the Communications on the Platform and (y) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information (within the meaning of United States federal and state securities laws) and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that it will identify that portion of the Communications that may be distributed to the Public Lenders and that (w) all such Communications shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by

165 marking Communications “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Communications as not containing any material non- public information (although it may be sensitive and proprietary) (provided, however, that to the extent such Communications constitute non-public information, they shall be treated as set forth in Section 10.17); (y) all Communications marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information”; and (z) prior to distributing any Communications that contain material non-public information (i.e., not marked “PUBLIC”), the Borrower will notify each Public Lender that such information constitutes material non-public information and will not distribute such materials to the Administrative Agent to be distributed on the Platform without the consent of all Public Lenders or directly to any Public Lender without the consent of such Lender. The Administrative Agent shall be entitled to treat any Communications that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information”. Notwithstanding the foregoing, the Borrower shall be under no obligation to mark any Communications “PUBLIC”; provided, however, that the following Communications shall be deemed to be marked “PUBLIC” unless the Borrower notifies the Administrative Agent promptly that any such document contains material non- public information: (1) the Loan Documents and (2) all information delivered pursuant to Section 6.01(a) and (b). (ii) The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower or the other Loan Parties, any Lender or any other Person or entity for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of communications through the Platform. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed to the Administrative Agent, any Lender or the Issuing Lender by means of electronic communications pursuant to this Section, including through the Platform. 10.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. 10.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder. 10.5 Expenses; Indemnity; Damage Waiver.

166 (a) Costs and Expenses. The Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred by (x) the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent (to be limited to a single counsel for the Administrative Agent and, if applicable, of a single local counsel to the Administrative Agent in each relevant jurisdiction (which may include a single special counsel acting in multiple other jurisdictions), and of such other counsel retained with the prior written consent of the Administrative Borrower (such consent not to be unreasonably withheld or delayed)), and (y) the BlackRock Lenders (including the reasonable fees, charges and disbursements of counsel for the BlackRock Lenders (to be limited to a single counsel for the BlackRock Lenders and, if applicable, of a single local counsel to the BlackRock Lenders in each relevant jurisdiction (which may include a single special counsel acting in multiple other jurisdictions), and of such other counsel retained with the prior written consent of the Administrative Borrower (such consent not to be unreasonably withheld or delayed)), in connection with the syndication of the Facilities, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents, or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by the Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, and (iii) all reasonable and documented out-of-pocket expenses (including Collateral-Related Expenses) incurred by the Administrative Agent or any Lender (including the fees, charges and disbursements of a single counsel for the Administrative Agent and of a single counsel for the Lenders taken as a whole, and, if applicable, of a single local counsel to the Administrative Agent in each relevant jurisdiction (which may include a single special counsel acting in multiple other jurisdictions) and of a single local counsel to the Lenders, taken as a whole, in each relevant jurisdiction (which may include a single special counsel for the Lenders taken as a whole, acting in multiple other jurisdictions), and of such other counsel retained with the prior written consent of the Administrative Borrower (such consent not to be unreasonably withheld or delayed) (and of such other counsel retained by a Lender or a group of Lenders in the event of any actual or perceived conflict for the matters covered thereby), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued or participated in hereunder, including all such reasonable and documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender (including the Issuing Lender), and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable and documented, out-of-pocket fees, charges and disbursements of any counsel for any Indemnitee (to be limited to a single counsel for the Administrative Agent and its Related Parties, taken as a whole, and a single counsel for the Lenders taken as a whole, and if applicable, of a single local counsel to the Administrative Agent and its Related Parties, taken as a whole, in each relevant jurisdiction (which may include a single special counsel acting in multiple other jurisdictions), and a single local counsel to the Lenders taken as a whole in each relevant jurisdiction (which may include a single special counsel acting in multiple other jurisdictions) and of such other counsel retained with the prior written consent of the Administrative Borrower (such consent not to be unreasonably withheld or delayed) and of such other counsel retained by a Lender or a group of Lenders in the event of any actual or perceived conflict for the matters covered thereby), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower or any other Loan Party) other than such Indemnitee and its Related Parties arising out of, in connection with, or as a result of (i) the execution or

167 delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Materials of Environmental Concern on or from any property owned or operated by the Group Members, or any Environmental Liability related in any way to the Group Members, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the bad faith (other than in the case of the Administrative Agent and its Related Parties), gross negligence or willful misconduct of such Indemnitee, (y) other than in the case of the Administrative Agent and its Related Parties, result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee's obligations hereunder or under any other Loan Document, if the Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (z) result from a claim not involving an act or omission of the Borrower in violation of the Loan Documents that is brought by an Indemnitee against another Indemnitee (other than claims against the Administrative Agent in its capacity as such). This Section 10.5(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non- Tax claim. (c) Reimbursement by Lenders. To the extent that the Borrower for any reason fails indefeasibly to pay any amount required under paragraph (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the Issuing Lender, the Swingline Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the Issuing Lender, the Swingline Lender or such Related Party, as the case may be, such Lender’s Aggregate Exposure Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought (or, if such unreimbursed expense or indemnity payment is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, determined as of immediately prior to the date on which the Loans were paid in full and the Commitments were terminated)) of such unpaid amount; provided, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), the Issuing Lender or the Swingline Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), the Issuing Lender or the Swingline Lender in connection with such capacity. Notwithstanding any exclusions from the Borrower’s indemnification obligations for gross negligence or willful misconduct of the Administrative Agent or its Related Parties pursuant to Section 10.5(b), no action taken by the Administrative Agent or it Related Parties in accordance with the directions of the Required Lenders (or such other number or percentage of the Lenders as shall be required by the Loan Documents) shall be deemed to constitute gross negligence or willful misconduct for the purposes of this Section 10.5(c). Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to such Lender from any other source against any amount due to the Administrative Agent under this paragraph. The obligations of the Lenders under this paragraph (c) are subject to the provisions of Sections 2.1 and 2.17(e).

168 (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, the Borrower and each other Loan Party shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit, or the use of the proceeds thereof. No Indemnitee referred to in paragraph (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. (e) Payments. All amounts due under this Section shall be payable promptly after written demand therefor. (f) Survival. Each party’s obligations under this Section shall survive the Discharge of Obligations. 10.6 Successors and Assigns; Participations and Assignments. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (which, for purposes of this Section 10.6, shall include any Cash Management Bank and any Qualified Counterparty), except that neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender (it being understood and agreed that a merger, consolidation, amalgamation or other similar transaction permitted by this Agreement shall not constitute an assignment by a Loan Party), and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i), to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of Section 10.6(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.6(e) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (in each case with respect to any Facility) any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Loans at the time owing to it (in each case with respect to any Facility) or contemporaneous assignments to related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

169 (B) in any case not described in paragraph (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000, in the case of Revolving Loans and Revolving Commitments, and $1,000,000, in the case of Term Loans, unless each of the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, the Administrative Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed). (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis. Notwithstanding the foregoing or anything herein to the contrary, the L/C Facility is a sublimit of the Revolving Facility and the commitments and obligations in respect of the Revolving Facility and the L/C Facility shall be assigned on a pro rata basis with each other. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and, in addition: (A) the consent of the Administrative Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) a Specified Event of Default has occurred and is continuing at the time of such assignment, or (y) such assignment is to a Lender or, in the case of Term Loans, an Affiliate of a Lender or an Approved Fund; provided that the Administrative Borrower shall be deemed to have consented to any such assignment of Term Loans unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof; and (B) the consent of (i) the Administrative Agent and (ii) except in the case of Term Loans, the Issuing Lender and the Swingline Lender (in each case, such consent not to be unreasonably withheld or delayed, or, for so long as VNB is an Issuing Lender and/or Swingline Lender, in VNB’s sole discretion) shall be required for assignments if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment and which fee shall not apply for any assignment to an Affiliated Lender. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire, any tax forms required by Section 2.17(f) and any documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA Patriot Act, reasonably requested by the Administrative Agent. (v) No Assignment to Certain Persons. No such assignment shall be made to (A) in the case of Revolving Loans or Revolving Commitments, the Borrower or any of the Borrower’s Subsidiaries, (B) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a

170 Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), (C) any Excluded Lender or (D) any Affiliate of the Loan Parties. (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust established for, or owned and operated for the primary benefit of, a natural Person). (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Administrative Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the Issuing Lender, the Swingline Lender and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swingline Loans in accordance with its Revolving Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.16, 2.17, 2.18 and 10.5 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section. (c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain accessible at one of its offices in the United States a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Administrative Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

171 (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, a holding company, investment vehicle or trust established for, or owned and operated for the primary benefit of, a natural Person, any Excluded Lender or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrower, the Administrative Agent, the Issuing Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Each Lender shall be responsible for the indemnities under Sections 2.17(e) and 9.7 with respect to any payments made by such Lender to its Participant(s). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver which affects such Participant and for which the consent of such Lender is required (as described in Section 10.1). The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.16, 2.17 and 2.18 (subject to the requirements and limitations therein, including the requirements under Section 2.17(f) (it being understood that the documentation required under Section 2.17(f) shall be delivered by such Participant to the Lender granting such participation)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.6(b); provided that such Participant (A) agrees to be subject to the provisions of Sections 2.20 as if it were an assignee under Section 10.6(b); and (B) shall not be entitled to receive any greater payment under Sections 2.16 or 2.17, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in any Requirement of Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower's request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.20 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.7 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.15(j) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. The Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no

172 such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) Notes. The Borrower, upon receipt by the Administrative Borrower of written notice from the relevant Lender, agrees to issue Notes to any Lender requiring Notes to facilitate transactions of the type described in Section 10.6. (g) Representations and Warranties of Lenders. Each Lender, upon execution and delivery hereof or upon succeeding to an interest in the Commitments or Loans, as the case may be, represents and warrants as of the Closing Date or as of the effective date of the applicable Assignment and Assumption that (i) it is an Eligible Assignee; (ii) it has experience and expertise in the making of or investing in commitments, loans or investments such as the Commitments and Loans; and (iii) it will make or invest in its Commitments and Loans for its own account in the ordinary course of its business and without a view to distribution of such Commitments and Loans within the meaning of the Securities Act or the Exchange Act, or other federal securities laws (it being understood that, subject to the provisions of this Section 10.6, the disposition of such Commitments and Loans or any interests therein shall at all times remain within its exclusive control). (h) Dutch Auctions. Notwithstanding anything to the contrary contained herein, any Lender may, at any time, assign all or a portion of its rights and obligations under this Agreement in respect of its Term Loans to an Affiliated Lender on a non-pro rata basis through Dutch auctions, or similar transactions pursuant to procedures to be established by the applicable “auction agent”, in each case open to all Lenders holding the relevant Term Loans on a pro rata basis, in each case without the consent of the Administrative Agent; provided that: (i) any Term Loans acquired by the Borrower or any of its Subsidiaries shall, to the extent permitted by applicable Requirements of Law, be retired and cancelled immediately upon the acquisition thereof; provided that upon any such retirement and cancellation, the aggregate outstanding principal amount of the Term Loans shall be deemed reduced by the full par value of the aggregate principal amount of the Term Loans so retired and cancelled, and each principal repayment installment with respect to the Term Loans pursuant to Section 2.1(b) shall be reduced on a pro rata basis by the full par value of the aggregate principal amount of Term Loans so cancelled; (ii) the relevant Affiliated Lender and assigning Lender shall have executed an Affiliated Lender Assignment and Assumption; (iii) in connection with any assignment effected pursuant to a Dutch auction conducted by the Borrower or any of its Subsidiaries, (A) the relevant Person may not use the proceeds of any Revolving Loans to fund such assignment and (B) no Event of Default exists at the time of acceptance of bids for the Dutch auction; and (iv) no Affiliated Lender shall be required to represent or warrant that it is not in possession of material non-public information with respect to the Borrower and/or any subsidiary thereof and/or their respective securities in connection with any assignment permitted by this Section 10.6(h). 10.7 Adjustments; Set-off.

173 (a) Except to the extent that this Agreement expressly provides for payments to be allocated to a particular Lender or to the Lenders under a particular Facility, if any Lender (a “Benefitted Lender”) shall receive any payment of all or part of the Obligations owing to it, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 8.1(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of the Obligations owing to such other Lender, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of the Obligations owing to each such other Lender, or shall provide such other Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral ratably with each of the Lenders; provided that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. (b) Upon (i) the occurrence and during the continuance of any Event of Default and (ii) obtaining the prior written consent of the Administrative Agent (acting at the direction of the Required Lenders), each Lender and each of its Affiliates is hereby authorized at any time and from time to time, without prior notice to the Administrative Borrower or any other Loan Party, any such notice being expressly waived by the Borrower and each Loan Party, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, at any time held or owing, and any other credits, indebtedness, claims or obligations, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender, its Affiliates or any branch or agency thereof to or for the credit or the account of the Borrower or any other Loan Party, as the case may be, against any and all of the obligations of the Borrower or such other Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or its Affiliates, irrespective of whether or not such Lender or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower or such other Loan Party may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided, that in the event that any Defaulting Lender or any of its Affiliates shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.20 and, pending such payment, shall be segregated by such Defaulting Lender or Affiliate thereof from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender or Affiliate thereof as to which it exercised such right of setoff. Each Lender agrees to notify the Administrative Borrower and the Administrative Agent promptly after any such setoff and application made by such Lender or any of its Affiliates; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender and its Affiliates under this Section 10.7 are in addition to other rights and remedies (including other rights of set-off) which such Lender or its Affiliates may have. 10.8 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be

174 revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Effective Rate from time to time in effect. The obligations of the Lenders under clause (b) of the preceding sentence shall survive the Discharge of Obligations. 10.9 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. 10.10 Counterparts; Electronic Execution of Assignments. (a) This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic mail transmission shall be effective as delivery of an original executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Administrative Borrower and the Administrative Agent. (b) The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption or in any amendment or other modification hereof (including any waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. 10.11 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 10.11, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited under or in connection with any Insolvency Proceeding, as determined in good faith by the Administrative Agent or the Issuing Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited. 10.12 Integration. This Agreement and the other Loan Documents represent the entire agreement of the Borrower, the other Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or

175 warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents. 10.13 GOVERNING LAW. THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, AND ANY CLAIM, CONTROVERSY, DISPUTE, CAUSE OF ACTION, OR PROCEEDING (WHETHER BASED IN CONTRACT, TORT, OR OTHERWISE) BASED UPON, ARISING OUT OF, CONNECTED WITH, OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND THERETO, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE CONFLICT OF LAW RULES) OF THE STATE OF NEW YORK. THIS SECTION 10.13 SHALL SURVIVE THE DISCHARGE OF OBLIGATIONS. 10.14 Submission to Jurisdiction; JURY TRIAL WAIVER and other Waivers. Each party hereto hereby irrevocably and unconditionally: (a) agrees that all disputes, controversies, claims, actions and other proceedings involving, directly or indirectly, any matter in any way arising out of, related to, or connected with, this Agreement, any other Loan Document, any contemplated transactions related hereto or thereto, or the relationship between any Loan Party, on the one hand, and the Administrative Agent or any Lender or any other Secured Party, on the other hand, and any and all other claims of the Borrower or any of its Subsidiaries against the Administrative Agent or any Lender or any other Secured Party of any kind, shall be brought only in a state court located in the Borough of Manhattan, or, to the extent permitted by law, in a federal court sitting in the Borough of Manhattan; provided that nothing in this Agreement shall be deemed to operate to preclude the Administrative Agent or any Lender or any other Secured Party from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Administrative Agent or such Lender or any other Secured Party, to the extent permitted by law. The Borrower, on behalf of itself and each other Loan Party (i) expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court and to the selection of any referee referred to below, (ii) hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court, and (iii) agrees that it shall not file any motion or other application seeking to change the venue of any such suit or other action. The Borrower, on behalf of themselves and each other Loan Party, hereby waives personal service of any summons, complaints, and other process issued in any such action or suit and agrees that service of any such summons, complaints, and other process may be made by registered or certified mail addressed to the Borrower at the address set forth in Section 10.2 of this Agreement and that service so made shall be deemed completed upon the earlier to occur of the Borrower’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid; (b) WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM, CAUSE OF ACTION, OR PROCEEDING (WHETHER BASED IN CONTRACT, TORT, OR OTHERWISE) DIRECTLY OR INDIRECTLY BASED UPON, ARISING OUT OF, CONNECTED WITH, OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY AND THEREBY, AMONG ANY OF THE PARTIES HERETO AND THERETO. THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE PARTIES HERETO TO ENTER INTO THIS

176 AGREEMENT AND THE OTHER LOAN DOCUMENTS. THE BORROWER HAS REVIEWED THIS WAIVER WITH ITS COUNSEL; and (c) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages; provided that nothing contained herein shall limit the rights of any Indemnitee to be indemnified as provided in this Agreement and the other Loan Documents. This Section 10.14 shall survive the Discharge of Obligations. 10.15 Acknowledgements. The Borrower hereby acknowledges that: (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents; (b) in connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower, on behalf of each of its Subsidiaries, acknowledges and agrees that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent and any Affiliate thereof, and the Lenders and any Affiliate thereof are arm’s-length commercial transactions between the Borrower, each other Loan Party and their respective Affiliates, on the one hand, and the Administrative Agent, the Lenders and their respective applicable Affiliates (collectively, solely for purposes of this Section, the “Lenders”), on the other hand, (B) each of the Borrower and the other Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower and each other Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent, its Affiliates, each Lender and their Affiliates is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for Borrower, any other Loan Party or any of their respective Affiliates, or any other Person and (B) neither the Administrative Agent, its Affiliates, any Lender nor any of their Affiliates has any obligation to the Borrower, any other Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iii) the relationship between the Administrative Agent and Lenders, on one hand, and the Borrower and each of its Subsidiaries, on the other hand, in connection herewith or therewith is solely that of debtor and creditor, and (iv) the Administrative Agent, its Affiliates, the Lenders and their Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower, the other Loan Parties and their respective Affiliates, and neither the Administrative Agent, its Affiliates, any Lender nor any of their Affiliates has any obligation to disclose any of such interests to the Borrower, any other Loan Party or any of their respective Affiliates. To the fullest extent permitted by law, each of the Borrower and each other Loan Party hereby waives and releases any claims that it may have against the Administrative Agent, its Affiliates, each Lender and any of their Affiliates with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transactions contemplated hereby; and (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and each of its Subsidiaries and the Lenders. 10.16 [Reserved].

177 10.17 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent and each Lender agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners); (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (d) to any other party hereto; (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement, or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder; (g) on a confidential basis to (i) any rating agency in connection with rating the Borrower or its Subsidiaries or the Facilities or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Facilities; (h) with the consent of the Borrower; or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section, or (y) becomes available to the Administrative Agent, any Lender or any of their respective Affiliates on a non-confidential basis from a source other than the Borrower. In addition, the Administrative Agent, the Lenders, and any of their respective Related Parties, may (A) disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent or the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments; and (B) use any information (not constituting Information subject to the foregoing confidentiality restrictions) related to the syndication and arrangement of the credit facilities contemplated by this Agreement in connection with marketing, league tables, press releases, or other transactional announcements or updates provided to investor or trade publications, including the placement of “tombstone” advertisements in publications of its choice at its own expense. Notwithstanding anything herein to the contrary, any party to this Agreement (and any employee, representative, or other agent of any party to this Agreement) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure. However, any such information relating to the tax treatment or tax structure is required to be kept confidential to the extent necessary to comply with any applicable federal or state securities laws, rules, and regulations. For purposes of this Section, “Information” means all information received from the Borrower or any of its Subsidiaries relating to the Borrower or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a non-confidential basis prior to disclosure by the Borrower or any of its Subsidiaries; provided that, in the case of information received from the Borrower or any of its Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. 10.18 [Reserved].

178 10.19 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Borrower and each other Loan Party in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under any other Loan Document shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from any Borrower or any other Loan Party in the Agreement Currency, such Borrower and each other Loan Party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to such Borrower or other Loan Party, as applicable (or to any other Person who may be entitled thereto under applicable law). 10.20 Patriot Act; Other Regulations. Each Lender and the Administrative Agent (for itself and not on behalf of any other party) hereby notifies each other Loan Party that, pursuant to the requirements of “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies each Loan Party and certain related parties thereto, which information includes the names and addresses and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party and certain of their beneficial owners and other officers in accordance with the Patriot Act and Beneficial Ownership Regulation. Each Loan Party will, and will cause each of their respective Subsidiaries to, provide, to the extent commercially reasonable or required by any Requirement of Law, such information and documents and take such actions as are reasonably requested by the Administrative Agent or any Lender to assist the Administrative Agent and the Lenders in maintaining compliance with “know your customer” requirements under the Patriot Act, Beneficial Ownership Regulation or other applicable anti-money laundering laws. 10.21 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in this Agreement or in any other Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability;

179 (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. 10.22 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties hereto hereby acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support; (b) As used in this Section 10.22, the following terms have the following meanings: (i) “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. (ii) “Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). (iii) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

180 (iv) “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). 10.23 Acknowledgement Regarding Israeli Banking Laws. Any reference in this Agreement to laws and regulations that apply to the Lenders shall, solely for purposes of any Israeli Lenders, include the directives of the Israeli Supervisor of Banks, the Proper Conduct of Banking Business Directives, including with respect to any single borrower ('loveh boded'), group of borrowers ('kvutzat lovim'), related persons ('anashim kshurim'), the largest borrowers or groups of borrowers ('sikun anafi') any other restrictions, guidelines, directives or regulations, including of the Commissioner of the Bank of Israel, as may be in effect from time to time (as applicable). The proposed Loan shall not result in any Israeli Lender exceeding the limits under any Bank of Israel guidelines and directives with respect to a single borrower ('loveh boded'), group of borrowers ('kvutzat lovim'), related persons ('anashim kshurim'), the largest borrowers or groups of borrowers ('sikun anafi') or any other limit or limitations imposed thereunder, or under any guidelines, directives or regulations of the Commissioner of the Bank of Israeli, in each case as such guidelines, directives or regulations are implemented by any of such Lenders (as applicable). 10.24 Original Issue Discount Legend. THE BORROWERS INTEND TO TREAT THE TERM LOANS HEREUNDER, AND MAY TREAT THE REVOLVING LOANS HEREUNDER, AS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR U.S. FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE, AMOUNT OF OID, ISSUE DATE AND YIELD TO MATURITY OF THE LOANS, AND IN THE CASE OF THE REVOLVING LOANS, INFORMATION ON WHETHER THEY ARE BEING TREATED AS BEING ISSUED WITH OID FOR U.S. FEDERAL INCOME TAX PURPOSES, MAY BE OBTAINED FROM THE BORROWER BY CONTACTING BORROWER AS SPECIFIED IN SECTION 10.2. [Remainder of page left blank intentionally]